UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21475

                             RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                             Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jay Jackson, Esq.

50 South Sixth Street, Suite 2350

                                     Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612)-376-7132

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the fiscal year ended September 30, 2015 originally filed with the Securities and Exchange Commission on December 3, 2015 (Accession Number 0001193125-15-394048). The sole purpose of this amendment is to make certain corrections to previously reported ratios shown in the financial highlight for RBC BlueRay Global Convertible Bond Fund.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

For the year ended September 30, 2015

Access Capital Community Investment Fund

RBC Global
Asset Management™

	RBC Funds

About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the” Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays U.S. Securitized Index and the Barclays U.S. Aggregate Bond Index which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read the Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)	6
	Schedule of Portfolio Investments	9
	Financial Statements
	- Statement of Assets and Liabilities	28
	- Statement of Operations	30
	- Statements of Changes in Net Assets	31
	- Statement of Cash Flows	32
	Financial Highlights	34
	Notes to Financial Statements	36
	Report of Independent Registered Public Accounting Firm	47
	Other Federal Income Tax Information (Unaudited)	48
	Management (Unaudited)	49
	Share Class Information (Unaudited)	52
	Supplemental Information (Unaudited)	53
	Approval of Investment Advisory Agreement (Unaudited)	54

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

The Access Capital Community Investment Fund (the “Fund”) continues to fulfill its double-bottom line mission of generating a competitive risk-adjusted market rate of return while directing investments benefiting low- and moderate-income individuals and communities across 48 states, Puerto Rico, and the District of Columbia.

The Fund invests in customized U.S. agency guaranteed mortgage-backed securities (MBS) targeted to low- and moderate-income home buyers as well as a variety of government-backed loans and municipal securities supporting affordable rental housing, small businesses, healthcare, education and job creation targeted to low- and moderate-income residents and communities. In addition to increasing capital flows to these underserved communities, over time, the Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ending September 30, 2015, the Fund generated a total return of 2.95% (Class I shares net of fees) versus the Barclays U.S. Securitized Index which returned 3.43%. The effective duration on the Fund is 3.79 years versus the Index of 3.98, and the 30-day SEC yield of the Fund is 2.82%.

Single-family agency MBS held in the Fund outperformed benchmark securities, adding excess yield to the portfolio. The Fund’s custom-created mortgage pools experienced a prepayment rate which was roughly half of comparable index securities. These slower speeds combined with the Fund’s higher coupon bias lead to a significant income advantage. In addition, the Fund strives to remain fully invested from a mission standpoint allowing the Fund to optimize income.

The fixed income market remains volatile in general, creating uncertainty for investment offering a yield spread advantage over U.S. Treasuries. A broad spread widening environment across the various sectors of the fixed income markets affected performance during the period.

The Fund remained focused on diligent security selection. The Fund is populated with higher coupon MBS than is found in the benchmark. These securities performed well during the period, as muted prepayment levels allowed investors to capture higher levels of interest income than the benchmark index. The municipal securities in the portfolio outperformed during the year as a favorable technical environment and attractive valuations were supportive.

With the U.S. Federal Reserve (Fed) ending this period of quantitative easing and with expectations that it is considering removing the aggressive stimulus, we may experience higher levels of volatility and will continue to focus on high quality securities with strong characteristics. Going forward, we will continue to seek opportunities to generate a competitive market rate of return.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

On the impact side, the Fund continued to fulfill its community development mission. Since inception the Fund has supported:

13,235 Low- to moderate-income home buyers

39,006 Affordable rental units

5,294 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

383 SBA loans

74 Community Economic development

14 Community-based not-for-profit organizations.

With increased market attention on impact investing strategies, we remain committed to our double-bottom line mission. Thank you for your continued confidence and trust in the Access Capital Community Investment Fund.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future results, nor investment advice.

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In general, the risk of price fluctuation increases with the length of the bond’s maturity.

Effective duration is a calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

The Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities. One cannot invest directly in an Index.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the Access Capital Community Investment Fund. RBC GAM (US) employs a team approach to the management of the Access Capital Community Investment Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for its community investment strategy, including the Access Capital Community Investment Fund, and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM (US)’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM (US) in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage-backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

4

PERFORMANCE SUMMARY
Average Annual Total Returns as of September 30, 2015 (Unaudited)
Access Capital Community Investment Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(1)	Gross Expense Ratio(2)
Class A (a)
- Including Maximum Sales
Charge of 3.75%	(1.15)%	0.03%	1.67%	3.44%	4.08%
- At Net Asset Value	2.69%	1.31%	2.45%	3.84%	4.31%	1.00%	1.06%
Class I (b)
- At Net Asset Value	2.95%	1.65%	2.75%	4.07%	4.61%	0.63%	0.63%
Barclays U.S. Securitized Index (c)	3.43%	1.99%	3.11%	4.65%	5.21%
Barclays U.S. Aggregate Bond Index (c)	2.94%	1.71%	3.10%	4.64%	5.23%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

(a) The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(b) Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(c) You cannot invest directly into the index.

(1) The Fund’s expenses reflect the most recent year end (September 30, 2015).

(2) The advisor has contractually agreed to waive fees and/or make payments in order to maintain other expenses (excluding interest expense, management fees and distribution/service (12b-1) fees) at 0.20% of the Fund’s average daily net assets until January 31, 2017.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.

Performance	For the year ended September 30, 2015, the Fund had an annualized total return of 2.95% (Class I). That compares to an annualized total return of 3.43% for the Barclays U.S. Securitized Index.

Factors That Made Positive Contributions

●  Single-family agency mortgage securities again outperformed benchmark securities, adding excess yield to the portfolio. The Fund’s custom-created mortgage pools experienced a prepayment rate which was roughly half of comparable index securities. These slower speeds combined with the Fund’s higher coupon bias led to a significant income advantage.

●  Taxable municipal securities added to excess returns as spreads tightened.

●  The Fund remains fully invested from a mission standpoint, allowing the Fund to optimize income.

Factors That Detracted from Relative Returns

●  The fixed income market remains volatile in general, creating uncertainty for investments offering a yield spread over US Treasuries. A broad spread widening environment across the various sectors of the fixed income markets affected performance during the period.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Current income and capital appreciation				Investment Objective Benchmark
Barclays U.S. Securitized Index
Barclays U.S. Aggregate Bond Index
				Asset Allocation (as of 9/30/15) (% of fund’s investments)
Fannie Mae Pool #AK2386, 3.50%, 2/1/42	2.37%	Fannie Mae Pool #465537, 4.20%, 7/1/20	1.48%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Fannie Mae Pool #AS5114, 3.50%, 6/1/45	1.92%	Ginnie Mae Series 2012-58, Class B, 2.20%, 3/16/44	1.45%
Fannie Mae Pool #AS4908, 3.50%, 5/1/45	1.92%	Fannie Mae Pool #466934, 4.10%, 1/1/21	1.18%
Fannie Mae Pool #AS4737, 3.50%, 4/1/45	1.92%	Ginnie Mae Series 2015-70, Class AB, 2.30%, 11/16/48	1.16%
Ginnie Mae Series 2014-172, Class AF, 2.50%, 1/1/55	1.74%	Ginnie Mae Series 2012-33, Class B, 2.89%, 3/16/46	1.12%
* A listing of all portfolio holdings can be found beginning on page 9.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2015

Principal Amount		Value
Municipal Bonds — 3.65%
California — 0.20%
$ 65,000	California Rural Home Mortgage Finance Authority Revenue, Series C, 5.40%, 8/1/35, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	$68,045
975,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/20/17 @ 102	996,733

		1,064,778

Delaware — 0.38%
670,000	Delaware State Housing Authority Revenue, Series A, 5.05%, 7/1/23, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	671,930
765,000	Delaware State Housing Authority Revenue, Series A, 5.25%, 7/1/28, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	787,185
560,000	Delaware State Housing Authority Revenue, Series A, 5.35%, 7/1/31, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	574,554

		2,033,669

Illinois — 0.05%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 8/1/20 @ 100	279,354

Massachusetts — 0.40%
545,000	Massachusetts Housing Finance Agency Revenue, Series 170, 1.51%, 12/1/17	546,450
250,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.21%, 6/1/18	251,645
330,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.31%, 12/1/18	332,254
160,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.51%, 6/1/19	163,744
575,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.61%, 12/1/19	587,201
205,000	Massachusetts Housing Finance Agency Revenue, Series 170, 3.09%, 6/1/20	209,766

		2,091,060

Mississippi — 0.02%
100,000	Mississippi Home Corp. Multi Family Revenue OID, 5.35%, 8/20/48, (Credit Support: Ginnie Mae, FHA), Callable 9/1/18 @ 105	104,367

Missouri — 0.86%
4,469,034	Missouri Housing Development Commission, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	4,539,153

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
New York — 1.68%
$ 750,000	New York City Housing Development Corp. Revenue, 1.54%, 2/1/17	$755,723
500,000	New York City Housing Development Corp. Revenue, 1.73%, 8/1/17	506,040
750,000	New York City Housing Development Corp. Revenue, 1.94%, 2/1/18	758,655
700,000	New York State Housing Finance Agency Revenue, 4.50%, 11/15/27, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	708,617
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	1,005,940
1,335,000	New York State Mortgage Agency Revenue, Series 184, 1.59%, 4/1/18	1,353,276
1,335,000	New York State Mortgage Agency Revenue, Series 184, 1.85%, 10/1/18	1,349,431
1,335,000	New York State Mortgage Agency Revenue, Series 184, 2.10%, 4/1/19	1,366,386
1,140,000	New York State Mortgage Agency Revenue, Series 187, 1.59%, 4/1/18	1,144,343

		8,948,411

Vermont — 0.06%
160,000	Vermont Housing Finance Agency Revenue, Series C, 1.20%, 8/15/16	160,768
165,000	Vermont Housing Finance Agency Revenue, Series C, 1.95%, 8/15/17	167,628

		328,396

Total Municipal Bonds		19,389,188

(Cost $18,971,679)
U.S. Government Agency Backed Mortgages — 107.70%
Fannie Mae — 68.13%
47,763	Pool #257612, 5.00%, 5/1/38	53,959
174,996	Pool #257613, 5.50%, 6/1/38	192,830
167,677	Pool #257631, 6.00%, 7/1/38	194,553
53,482	Pool #257632, 5.50%, 7/1/38	60,844
73,392	Pool #257656, 6.00%, 8/1/38	84,411
130,073	Pool #257663, 5.50%, 8/1/38	146,596
114,564	Pool #257857, 6.00%, 12/1/37	131,454
65,059	Pool #257869, 5.50%, 12/1/37	73,842
116,576	Pool #257890, 5.50%, 2/1/38	131,367
122,300	Pool #257892, 5.50%, 2/1/38	138,543
44,404	Pool #257897, 5.50%, 2/1/38	50,510
46,045	Pool #257898, 6.00%, 2/1/38	53,797
51,189	Pool #257902, 6.00%, 2/1/38	59,812
136,117	Pool #257903, 5.50%, 2/1/38	152,493
81,334	Pool #257913, 5.50%, 1/1/38	92,111

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 72,443	Pool #257926, 5.50%, 3/1/38	$82,415
97,438	Pool #257943, 6.00%, 4/1/38	113,123
78,490	Pool #257995, 6.00%, 7/1/38	91,109
65,301	Pool #258022, 5.50%, 5/1/34	74,666
87,451	Pool #258027, 5.00%, 5/1/34	96,970
102,718	Pool #258030, 5.00%, 5/1/34	113,897
145,141	Pool #258070, 5.00%, 6/1/34	161,271
43,597	Pool #258121, 5.50%, 6/1/34	49,646
142,132	Pool #258152, 5.50%, 8/1/34	161,497
174,550	Pool #258157, 5.00%, 8/1/34	194,221
71,432	Pool #258163, 5.50%, 8/1/34	81,232
122,277	Pool #258166, 5.50%, 9/1/34	137,447
76,848	Pool #258171, 5.50%, 10/1/34	87,319
143,157	Pool #258180, 5.00%, 10/1/34	158,686
42,495	Pool #258222, 5.00%, 11/1/34	47,583
107,286	Pool #258224, 5.50%, 12/1/34	120,596
207,658	Pool #258238, 5.00%, 1/1/35	230,184
98,196	Pool #258251, 5.50%, 1/1/35	111,130
111,817	Pool #258258, 5.00%, 1/1/35	123,946
118,141	Pool #258305, 5.00%, 3/1/35	131,418
100,341	Pool #258336, 5.00%, 4/1/35	112,354
66,310	Pool #258340, 5.00%, 3/1/35	74,249
21,413	Pool #258393, 5.00%, 5/1/35	23,980
68,438	Pool #258394, 5.00%, 5/1/35	76,643
257,923	Pool #258395, 5.50%, 6/1/35	289,881
65,465	Pool #258403, 5.00%, 6/1/35	73,313
88,145	Pool #258404, 5.00%, 6/1/35	98,285
51,320	Pool #258410, 5.00%, 4/1/35	57,472
54,290	Pool #258411, 5.50%, 5/1/35	61,823
120,688	Pool #258448, 5.00%, 8/1/35	133,780
207,952	Pool #258450, 5.50%, 8/1/35	234,596
98,232	Pool #258456, 5.00%, 8/1/35	109,318
69,432	Pool #258479, 5.50%, 7/1/35	78,512
88,573	Pool #258552, 5.00%, 11/1/35	99,109
384,981	Pool #258571, 5.50%, 11/1/35	432,622
95,272	Pool #258600, 6.00%, 1/1/36	110,876
370,923	Pool #258627, 5.50%, 2/1/36	416,477
109,951	Pool #258634, 5.50%, 2/1/36	123,763
59,070	Pool #258658, 5.50%, 3/1/36	67,118
56,996	Pool #258737, 5.50%, 12/1/35	64,762
81,191	Pool #258763, 6.00%, 5/1/36	94,845
46,742	Pool #259004, 8.00%, 2/1/30	57,161
52,299	Pool #259030, 8.00%, 4/1/30	63,074
49,516	Pool #259181, 6.50%, 3/1/31	58,259
16,254	Pool #259187, 6.50%, 4/1/31	18,425
78,451	Pool #259190, 6.50%, 4/1/31	92,309
38,378	Pool #259306, 6.50%, 9/1/31	45,299
89,313	Pool #259316, 6.50%, 11/1/31	105,070

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 33,935	Pool #259378, 6.00%, 12/1/31	$39,860
37,933	Pool #259393, 6.00%, 1/1/32	44,656
47,302	Pool #259590, 5.50%, 11/1/32	53,909
194,314	Pool #259611, 5.50%, 11/1/32	218,116
57,418	Pool #259634, 5.50%, 12/1/32	64,102
65,386	Pool #259655, 5.50%, 2/1/33	74,554
152,126	Pool #259659, 5.50%, 2/1/33	171,210
36,333	Pool #259671, 5.50%, 2/1/33	41,427
88,671	Pool #259686, 5.50%, 3/1/33	99,752
42,804	Pool #259722, 5.00%, 5/1/33	47,552
54,260	Pool #259724, 5.00%, 5/1/33	60,395
137,600	Pool #259725, 5.00%, 5/1/33	152,543
68,269	Pool #259726, 5.00%, 5/1/33	75,796
117,194	Pool #259729, 5.00%, 6/1/33	129,867
68,272	Pool #259761, 5.00%, 6/1/33	75,769
123,663	Pool #259764, 5.00%, 7/1/33	136,764
129,064	Pool #259777, 5.00%, 7/1/33	142,801
90,701	Pool #259781, 5.00%, 7/1/33	100,519
55,128	Pool #259789, 5.00%, 7/1/33	61,362
101,077	Pool #259807, 5.00%, 8/1/33	111,974
139,809	Pool #259816, 5.00%, 8/1/33	154,656
30,571	Pool #259819, 5.00%, 8/1/33	34,025
56,402	Pool #259830, 5.00%, 8/1/33	62,627
37,362	Pool #259848, 5.00%, 9/1/33	41,587
78,952	Pool #259867, 5.50%, 10/1/33	89,436
92,850	Pool #259869, 5.50%, 10/1/33	103,659
121,346	Pool #259875, 5.50%, 10/1/33	136,861
76,113	Pool #259876, 5.50%, 10/1/33	86,212
43,949	Pool #259879, 5.50%, 10/1/33	50,198
195,129	Pool #259930, 5.00%, 11/1/33	215,199
41,915	Pool #259961, 5.50%, 3/1/34	47,912
115,580	Pool #259976, 5.00%, 3/1/34	128,091
41,881	Pool #259998, 5.00%, 3/1/34	46,621
7,172,542	Pool #465537, 4.20%, 7/1/20	7,864,070
702,986	Pool #465946, 3.61%, 9/1/20	756,208
5,731,605	Pool #466934, 4.10%, 1/1/21	6,278,086
3,270,270	Pool #467882, 4.24%, 6/1/21	3,611,173
2,356,649	Pool #468104, 3.93%, 5/1/18	2,505,942
284,772	Pool #469101, 3.75%, 2/1/27	307,028
814,810	Pool #469239, 2.69%, 10/1/18	844,535
452,588	Pool #470439, 2.91%, 5/1/22	472,165
3,259,981	Pool #470561, 2.94%, 2/1/22	3,409,764
945,395	Pool #471478, 2.61%, 8/1/22	970,778
3,474,537	Pool #471948, 2.86%, 7/1/22	3,615,714
208,714	Pool #557295, 7.00%, 12/1/29	243,577
31,054	Pool #575886, 7.50%, 1/1/31	37,451
78,222	Pool #576445, 6.00%, 1/1/31	91,012
112,404	Pool #579402, 6.50%, 4/1/31	132,650

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 150,560	Pool #583728, 6.50%, 6/1/31	$177,397
75,752	Pool #585148, 6.50%, 7/1/31	89,173
38,326	Pool #590931, 6.50%, 7/1/31	45,175
66,307	Pool #590932, 6.50%, 7/1/31	77,569
89,489	Pool #601865, 6.50%, 4/1/31	101,606
133,417	Pool #601868, 6.00%, 7/1/29	155,279
90,038	Pool #607611, 6.50%, 11/1/31	106,635
212,149	Pool #634271, 6.50%, 5/1/32	249,987
20,199	Pool #640146, 5.00%, 12/1/17	20,916
46,652	Pool #644232, 6.50%, 6/1/32	55,215
28,546	Pool #644432, 6.50%, 7/1/32	33,659
46,814	Pool #644437, 6.50%, 6/1/32	55,416
2,611,913	Pool #663159, 5.00%, 7/1/32(a)	2,888,510
171,366	Pool #670278, 5.50%, 11/1/32	195,102
46,562	Pool #676702, 5.50%, 11/1/32	52,773
56,971	Pool #677591, 5.50%, 12/1/32	64,114
195,897	Pool #681883, 6.00%, 3/1/33	227,495
51,904	Pool #683087, 5.00%, 1/1/18	53,883
35,217	Pool #684644, 4.50%, 6/1/18	36,528
259,200	Pool #686542, 5.50%, 3/1/33	289,372
251,629	Pool #695961, 5.50%, 1/1/33	282,445
323,600	Pool #696407, 5.50%, 4/1/33	365,376
664,794	Pool #702478, 5.50%, 6/1/33	745,640
138,235	Pool #702479, 5.00%, 6/1/33	152,930
75,642	Pool #703210, 5.50%, 9/1/32	84,731
339,566	Pool #720025, 5.00%, 8/1/33	375,995
276,853	Pool #723066, 5.00%, 4/1/33	306,304
277,440	Pool #723067, 5.50%, 5/1/33	310,837
301,755	Pool #723070, 4.50%, 5/1/33	330,000
322,068	Pool #727311, 4.50%, 9/1/33	351,621
707,951	Pool #727312, 5.00%, 9/1/33	783,050
243,467	Pool #727315, 6.00%, 10/1/33	284,046
209,585	Pool #738589, 5.00%, 9/1/33	232,211
113,486	Pool #739269, 5.00%, 9/1/33	125,625
178,396	Pool #743595, 5.50%, 10/1/33	200,412
181,733	Pool #748041, 4.50%, 10/1/33	197,936
196,465	Pool #749891, 5.00%, 9/1/33	217,709
203,427	Pool #749897, 4.50%, 9/1/33	222,068
40,910	Pool #750984, 5.00%, 12/1/18	43,093
128,079	Pool #751008, 5.00%, 12/1/18	134,227
266,249	Pool #753533, 5.00%, 11/1/33	293,861
94,924	Pool #755679, 6.00%, 1/1/34	111,616
111,978	Pool #755745, 5.00%, 1/1/34	124,074
101,338	Pool #755746, 5.50%, 12/1/33	115,574
44,830	Pool #763551, 5.50%, 3/1/34	51,244
318,117	Pool #763820, 5.50%, 1/1/34	357,770
107,698	Pool #763824, 5.00%, 3/1/34	119,365
104,173	Pool #765216, 5.00%, 1/1/19	109,732

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 24,351	Pool #765217, 4.50%, 1/1/19	$25,365
52,860	Pool #765306, 5.00%, 2/1/19	55,446
12,376	Pool #773096, 4.50%, 3/1/19	12,910
174,359	Pool #773175, 5.00%, 5/1/34	192,807
170,455	Pool #773476, 5.50%, 7/1/19	180,640
84,814	Pool #773547, 5.00%, 5/1/34	93,611
369,279	Pool #773568, 5.50%, 5/1/34	414,288
169,867	Pool #776850, 5.50%, 11/1/34	190,915
50,222	Pool #776851, 6.00%, 10/1/34	59,237
63,857	Pool #777444, 5.50%, 5/1/34	72,975
1,501,667	Pool #777621, 5.00%, 2/1/34(a)	1,664,139
143,661	Pool #781437, 6.00%, 8/1/34	165,817
90,434	Pool #781741, 6.00%, 9/1/34	105,676
159,242	Pool #781907, 5.00%, 2/1/21	170,283
152,490	Pool #781954, 5.00%, 6/1/34	169,031
201,228	Pool #781959, 5.50%, 6/1/34	226,162
274,912	Pool #781960, 5.50%, 6/1/34	308,653
294,035	Pool #783893, 5.50%, 12/1/34	331,708
186,843	Pool #783929, 5.50%, 10/1/34	210,782
51,875	Pool #788329, 6.50%, 8/1/34	59,037
63,784	Pool #790282, 6.00%, 7/1/34	75,113
174,542	Pool #797623, 5.00%, 7/1/35	193,476
153,900	Pool #797626, 5.50%, 7/1/35	172,969
132,589	Pool #797627, 5.00%, 7/1/35	146,972
125,227	Pool #797674, 5.50%, 9/1/35	141,115
485,855	Pool #798725, 5.50%, 11/1/34	546,056
162,572	Pool #799547, 5.50%, 9/1/34	183,833
113,464	Pool #799548, 6.00%, 9/1/34	132,624
1,123,837	Pool #806754, 4.50%, 9/1/34(a)	1,226,958
357,197	Pool #806757, 6.00%, 9/1/34	412,767
828,003	Pool #806761, 5.50%, 9/1/34(a)	930,727
78,956	Pool #808185, 5.50%, 3/1/35	89,072
125,551	Pool #808205, 5.00%, 1/1/35	139,171
57,066	Pool #813942, 5.00%, 11/1/20	60,798
296,100	Pool #815009, 5.00%, 4/1/35	328,220
367,708	Pool #817641, 5.00%, 11/1/35	409,837
131,993	Pool #820334, 5.00%, 9/1/35	146,188
353,841	Pool #820335, 5.00%, 9/1/35	392,224
194,685	Pool #820336, 5.00%, 9/1/35	216,991
426,633	Pool #822008, 5.00%, 5/1/35	472,912
800,114	Pool #829005, 5.00%, 8/1/35	886,908
197,326	Pool #829006, 5.50%, 9/1/35	221,776
337,458	Pool #829275, 5.00%, 8/1/35	374,065
171,923	Pool #829276, 5.00%, 8/1/35	190,572
127,873	Pool #829277, 5.00%, 8/1/35	141,745
474,352	Pool #829649, 5.50%, 3/1/35	533,127
420,648	Pool #844361, 5.50%, 11/1/35	472,242
175,916	Pool #845245, 5.50%, 11/1/35	200,104

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 63,223	Pool #866969, 6.00%, 2/1/36	$74,290
170,013	Pool #867569, 6.00%, 2/1/36	195,263
176,935	Pool #867574, 5.50%, 2/1/36	199,826
151,164	Pool #868788, 6.00%, 3/1/36	176,382
209,284	Pool #870599, 6.00%, 6/1/36	241,743
162,441	Pool #870684, 6.00%, 7/1/36	185,857
357,254	Pool #871072, 5.50%, 2/1/37	399,566
2,986,537	Pool #874900, 5.45%, 10/1/17	3,229,349
189,139	Pool #884693, 5.50%, 4/1/36	213,609
837,554	Pool #885724, 5.50%, 6/1/36	938,714
82,958	Pool #908671, 6.00%, 1/1/37	96,565
180,142	Pool #908672, 5.50%, 1/1/37	201,478
500,652	Pool #911730, 5.50%, 12/1/21	546,281
80,540	Pool #919368, 5.50%, 4/1/37	91,299
389,044	Pool #922582, 6.00%, 12/1/36	445,447
1,033,747	Pool #934941, 5.00%, 8/1/39	1,141,685
318,633	Pool #934942, 5.00%, 9/1/39	355,089
288,336	Pool #941204, 5.50%, 6/1/37	324,153
65,519	Pool #943394, 5.50%, 6/1/37	74,416
464,019	Pool #944502, 6.00%, 6/1/37	530,673
364,826	Pool #948600, 6.00%, 8/1/37	416,497
162,504	Pool #948672, 5.50%, 8/1/37	181,674
452,996	Pool #952598, 6.00%, 7/1/37	519,523
234,801	Pool #952623, 6.00%, 8/1/37	269,473
116,800	Pool #952632, 6.00%, 7/1/37	134,563
135,841	Pool #952665, 6.00%, 8/1/37	155,590
384,329	Pool #952678, 6.50%, 8/1/37	447,015
105,042	Pool #952693, 6.50%, 8/1/37	121,778
2,424,390	Pool #957324, 5.43%, 5/1/18	2,661,839
364,537	Pool #958502, 5.07%, 5/1/19	405,467
113,682	Pool #960919, 5.00%, 2/1/38	126,760
244,640	Pool #975769, 5.50%, 3/1/38	274,112
83,662	Pool #982898, 5.00%, 5/1/38	93,261
152,763	Pool #983033, 5.00%, 5/1/38	168,761
151,984	Pool #984842, 5.50%, 6/1/38	170,293
80,028	Pool #986230, 5.00%, 7/1/38	89,210
378,151	Pool #986239, 6.00%, 7/1/38	432,734
328,893	Pool #986957, 5.50%, 7/1/38	368,515
79,140	Pool #990510, 5.50%, 8/1/38	89,836
370,355	Pool #990511, 6.00%, 8/1/38	422,336
178,408	Pool #990617, 5.50%, 9/1/38	199,956
392,606	Pool #AA0526, 5.00%, 12/1/38	433,722
530,420	Pool #AA0527, 5.50%, 12/1/38	597,882
245,376	Pool #AA0644, 4.50%, 3/1/39	267,508
460,257	Pool #AA0645, 4.50%, 3/1/39	504,287
159,393	Pool #AA2243, 4.50%, 5/1/39	176,211
524,947	Pool #AA3142, 4.50%, 3/1/39	572,787
113,044	Pool #AA3143, 4.00%, 3/1/39	121,805

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 536,842	Pool #AA3206, 4.00%, 4/1/39	$575,511
541,367	Pool #AA3207, 4.50%, 3/1/39	588,334
175,922	Pool #AA4468, 4.00%, 4/1/39	188,594
636,321	Pool #AA7042, 4.50%, 6/1/39	691,925
424,206	Pool #AA7658, 4.00%, 6/1/39	454,762
356,111	Pool #AA7659, 4.50%, 6/1/39	390,178
274,363	Pool #AA7741, 4.50%, 6/1/24	292,551
345,079	Pool #AA8455, 4.50%, 6/1/39	378,091
4,001,931	Pool #AB7798, 3.00%, 1/1/43	4,066,337
4,153,728	Pool #AB9203, 3.00%, 4/1/43	4,219,279
2,091,495	Pool #AB9204, 3.00%, 4/1/43	2,124,501
1,316,307	Pool #AB9831, 3.00%, 6/1/43	1,337,903
903,640	Pool #AC1463, 5.00%, 8/1/39	1,007,030
114,653	Pool #AC1464, 5.00%, 8/1/39	127,753
1,147,339	Pool #AC2109, 4.50%, 7/1/39(a)	1,247,239
292,239	Pool #AC4394, 5.00%, 9/1/39	325,676
660,096	Pool #AC4395, 5.00%, 9/1/39	735,827
464,938	Pool #AC5328, 5.00%, 10/1/39	518,133
385,793	Pool #AC5329, 5.00%, 10/1/39	426,919
312,721	Pool #AC6304, 5.00%, 11/1/39	344,592
358,606	Pool #AC6305, 5.00%, 11/1/39	399,748
499,482	Pool #AC6307, 5.00%, 12/1/39	551,478
595,094	Pool #AC6790, 5.00%, 12/1/39	663,367
2,559,016	Pool #AC7199, 5.00%, 12/1/39(a)	2,831,411
1,373,747	Pool #AD1470, 5.00%, 2/1/40	1,527,274
2,180,558	Pool #AD1471, 4.50%, 2/1/40(a)	2,392,226
507,388	Pool #AD1560, 5.00%, 3/1/40	562,111
1,781,650	Pool #AD1585, 4.50%, 2/1/40(a)	1,954,595
389,774	Pool #AD1586, 5.00%, 1/1/40	434,735
669,567	Pool #AD1638, 4.50%, 2/1/40	728,076
529,777	Pool #AD1640, 4.50%, 3/1/40	576,236
2,019,409	Pool #AD1942, 4.50%, 1/1/40(a)	2,216,065
776,881	Pool #AD1943, 5.00%, 1/1/40	864,311
2,029,911	Pool #AD1988, 4.50%, 2/1/40(a)	2,226,955
413,558	Pool #AD2896, 5.00%, 3/1/40	461,004
1,070,745	Pool #AD4456, 4.50%, 4/1/40(a)	1,167,990
154,214	Pool #AD4457, 4.50%, 4/1/40	168,798
979,400	Pool #AD4458, 4.50%, 4/1/40	1,064,983
611,316	Pool #AD4940, 4.50%, 6/1/40	670,752
425,457	Pool #AD4946, 4.50%, 6/1/40	466,822
626,351	Pool #AD5728, 5.00%, 4/1/40	698,210
755,864	Pool #AD7239, 4.50%, 7/1/40	829,354
286,911	Pool #AD7242, 4.50%, 7/1/40	314,224
431,093	Pool #AD7256, 4.50%, 7/1/40	473,815
1,203,442	Pool #AD7271, 4.50%, 7/1/40(a)	1,308,602
480,648	Pool #AD7272, 4.50%, 7/1/40	527,380
862,853	Pool #AD8960, 5.00%, 6/1/40	956,183
504,753	Pool #AD9613, 4.50%, 8/1/40	550,989

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$1,691,679	Pool #AD9614, 4.50%, 8/1/40(a)	$1,839,502
489,535	Pool #AE2011, 4.00%, 9/1/40	524,873
2,018,755	Pool #AE2012, 4.00%, 9/1/40(a)	2,162,907
989,250	Pool #AE2023, 4.00%, 9/1/40(a)	1,059,888
1,067,492	Pool #AE5432, 4.00%, 10/1/40(a)	1,143,050
555,830	Pool #AE5435, 4.50%, 9/1/40	604,400
386,029	Pool #AE5806, 4.50%, 9/1/40	423,561
972,653	Pool #AE5861, 4.00%, 10/1/40	1,041,498
569,177	Pool #AE5862, 4.00%, 10/1/40	609,641
525,963	Pool #AE5863, 4.00%, 10/1/40	563,191
717,109	Pool #AE6850, 4.00%, 10/1/40	767,867
461,073	Pool #AE6851, 4.00%, 10/1/40	493,708
637,236	Pool #AE7699, 4.00%, 11/1/40	682,340
575,926	Pool #AE7703, 4.00%, 10/1/40	621,011
1,462,040	Pool #AE7707, 4.00%, 11/1/40(a)	1,565,524
753,876	Pool #AH0300, 4.00%, 11/1/40	807,236
1,097,265	Pool #AH0301, 3.50%, 11/1/40	1,148,056
521,069	Pool #AH0302, 4.00%, 11/1/40	557,951
753,850	Pool #AH0306, 4.00%, 12/1/40	811,331
725,991	Pool #AH0508, 4.00%, 11/1/40	777,377
1,217,420	Pool #AH0537, 4.00%, 12/1/40	1,305,302
1,186,050	Pool #AH0914, 4.50%, 11/1/40(a)	1,289,691
862,557	Pool #AH0917, 4.00%, 12/1/40	923,610
915,727	Pool #AH1077, 4.00%, 1/1/41	988,698
1,237,643	Pool #AH2973, 4.00%, 12/1/40	1,325,244
1,080,922	Pool #AH2980, 4.00%, 1/1/41(a)	1,157,431
1,256,803	Pool #AH5656, 4.00%, 1/1/41(a)	1,347,529
707,072	Pool #AH5657, 4.00%, 2/1/41	757,120
1,025,589	Pool #AH5658, 4.00%, 2/1/41	1,098,182
722,934	Pool #AH5662, 4.00%, 2/1/41	778,284
1,167,184	Pool #AH5882, 4.00%, 2/1/26	1,245,696
928,408	Pool #AH6764, 4.00%, 3/1/41	993,252
2,571,025	Pool #AH6768, 4.00%, 3/1/41(a)	2,750,595
716,015	Pool #AH7277, 4.00%, 3/1/41	768,710
1,328,158	Pool #AH7281, 4.00%, 3/1/41	1,422,582
648,123	Pool #AH7526, 4.50%, 3/1/41	708,099
1,728,634	Pool #AH7537, 4.00%, 3/1/41(a)	1,849,368
791,476	Pool #AH8878, 4.50%, 4/1/41	861,132
771,861	Pool #AH8885, 4.50%, 4/1/41	839,791
898,636	Pool #AH9050, 3.50%, 2/1/26	950,694
597,207	Pool #AI0114, 4.00%, 3/1/41	639,665
1,412,595	Pool #AI1846, 4.50%, 5/1/41(a)	1,536,914
1,006,099	Pool #AI1847, 4.50%, 5/1/41	1,094,644
1,891,763	Pool #AI1848, 4.50%, 5/1/41(a)	2,058,253
1,076,946	Pool #AI1849, 4.50%, 5/1/41	1,183,841
663,691	Pool #AJ0651, 4.00%, 8/1/41	709,423
860,355	Pool #AJ7668, 4.00%, 11/1/41	919,639
1,145,974	Pool #AJ9133, 4.00%, 1/1/42	1,224,938

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$12,055,911	Pool #AK2386, 3.50%, 2/1/42(a)	$12,606,433
4,524,800	Pool #AK6715, 3.50%, 3/1/42(a)	4,731,421
1,458,625	Pool #AK6716, 3.50%, 3/1/42(a)	1,525,231
732,611	Pool #AK6718, 3.50%, 2/1/42	766,065
624,320	Pool #AM0414, 2.87%, 9/1/27	622,181
475,458	Pool #AM0635, 2.55%, 10/1/22	488,769
952,973	Pool #AM1750, 3.04%, 12/1/30	964,383
5,001,972	Pool #AM4392, 3.79%, 10/1/23	5,418,368
506,438	Pool #AM4590, 3.18%, 10/1/20	535,851
2,380,760	Pool #AM5335, 3.69%, 2/1/24	2,564,872
1,956,722	Pool #AM5486, 3.70%, 2/1/24	2,109,367
246,942	Pool #AM6907, 3.68%, 10/1/32	264,288
1,568,325	Pool #AM7764, 3.05%, 1/1/27	1,614,255
993,639	Pool #AM7938, 2.59%, 12/1/25(b)	981,298
499,537	Pool #AM9780, 3.31%, 3/1/31	514,648
1,174,230	Pool #AO2923, 3.50%, 5/1/42	1,227,851
3,279,187	Pool #AO8029, 3.50%, 7/1/42(a)	3,428,928
744,172	Pool #AP7483, 3.50%, 9/1/42	778,154
1,104,956	Pool #AQ6710, 2.50%, 10/1/27	1,134,393
2,526,018	Pool #AQ7193, 3.50%, 7/1/43	2,640,577
2,799,700	Pool #AR3088, 3.00%, 1/1/43	2,846,508
893,640	Pool #AR6712, 3.00%, 1/1/43	910,675
1,119,040	Pool #AR6928, 3.00%, 3/1/43	1,138,449
783,646	Pool #AR6933, 3.00%, 3/1/43	796,258
955,609	Pool #AS1916, 4.00%, 3/1/44	1,021,158
996,436	Pool #AS1917, 4.00%, 3/1/44	1,064,785
493,568	Pool #AS2129, 4.00%, 3/1/44	527,424
1,819,259	Pool #AS2439, 4.00%, 5/1/44(a)	1,944,049
3,782,783	Pool #AS2784, 4.00%, 7/1/44	4,041,076
2,246,817	Pool #AS3244, 4.00%, 9/1/44	2,400,233
2,942,042	Pool #AS3494, 4.00%, 10/1/44	3,142,928
1,669,478	Pool #AS3726, 4.00%, 11/1/44	1,783,472
2,257,516	Pool #AS3728, 4.00%, 11/1/44	2,411,662
1,039,438	Pool #AS3926, 3.50%, 12/1/44	1,084,954
1,438,828	Pool #AS3929, 4.00%, 12/1/44	1,537,073
1,194,334	Pool #AS3930, 4.00%, 11/1/44	1,275,884
1,096,181	Pool #AS4070, 4.00%, 12/1/44	1,179,250
1,355,889	Pool #AS4240, 3.50%, 1/1/45	1,415,263
1,644,352	Pool #AS4388, 3.50%, 2/1/45	1,716,357
1,017,070	Pool #AS4390, 3.50%, 2/1/45	1,061,607
1,092,044	Pool #AS4732, 3.50%, 4/1/45	1,139,864
9,766,880	Pool #AS4737, 3.50%, 4/1/45	10,194,563
1,931,042	Pool #AS4743, 3.50%, 4/1/45	2,015,601
1,445,869	Pool #AS4905, 3.50%, 4/1/45	1,509,634
9,767,982	Pool #AS4908, 3.50%, 5/1/45	10,195,713
1,069,874	Pool #AS4910, 3.50%, 5/1/45	1,116,723
9,793,024	Pool #AS5114, 3.50%, 6/1/45	10,221,852
1,327,688	Pool #AS5118, 3.50%, 5/1/45	1,385,826

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$1,457,563	Pool #AS5341, 3.50%, 7/1/45	$1,521,388
2,953,302	Pool #AS5345, 3.50%, 7/1/45	3,082,624
1,841,555	Pool #AS5576, 4.00%, 8/1/45	1,967,874
2,823,069	Pool #AS5749, 3.50%, 9/1/45	2,946,689
2,893,944	Pool #AS5916, 3.50%, 9/1/45	3,020,666
1,029,730	Pool #AS5919, 3.50%, 9/1/45	1,074,821
1,041,746	Pool #AS5922, 3.50%, 9/1/45	1,087,363
1,420,710	Pool #AT2688, 3.00%, 5/1/43(a)	1,443,131
1,968,404	Pool #AT2689, 3.00%, 5/1/43	1,999,468
1,165,713	Pool #AT2690, 3.00%, 4/1/43	1,184,109
873,131	Pool #AT2691, 3.00%, 5/1/43	886,910
1,069,902	Pool #AT3963, 2.50%, 3/1/28	1,098,404
907,000	Pool #AT7873, 2.50%, 6/1/28	931,163
850,465	Pool #AT8051, 3.00%, 6/1/43	863,887
1,494,968	Pool #AU0971, 3.50%, 8/1/43(a)	1,562,767
1,252,174	Pool #AU2165, 3.50%, 7/1/43	1,308,962
994,091	Pool #AU2188, 3.50%, 8/1/43	1,039,174
947,133	Pool #AU3700, 3.50%, 8/1/43	991,271
983,355	Pool #AU4653, 3.50%, 9/1/43	1,030,102
795,546	Pool #AU6054, 4.00%, 9/1/43	850,116
519,377	Pool #AU6718, 4.00%, 10/1/43	555,490
1,582,765	Pool #AU7003, 4.00%, 11/1/43(a)	1,703,945
1,172,748	Pool #AU7005, 4.00%, 11/1/43	1,254,657
1,349,331	Pool #AV0679, 4.00%, 12/1/43(a)	1,452,639
841,708	Pool #AV9282, 4.00%, 2/1/44	899,444
1,445,996	Pool #AW0993, 4.00%, 5/1/44(a)	1,556,705
834,300	Pool #AW1565, 4.00%, 4/1/44	891,528
445,444	Pool #AW3671, 4.00%, 4/1/44	477,739
1,214,105	Pool #AW5046, 4.00%, 7/1/44	1,297,005
1,210,002	Pool #AW5047, 4.00%, 7/1/44	1,292,622
646,896	Pool #AW7040, 4.00%, 6/1/44	693,796
1,684,642	Pool #AW8629, 3.50%, 5/1/44	1,759,990
1,220,548	Pool #AX2884, 3.50%, 11/1/44	1,276,665
1,998,884	Pool #AX4860, 3.50%, 12/1/44	2,086,413
1,104,399	Pool #AY0075, 3.50%, 11/1/44	1,152,760
2,045,769	Pool #AY1389, 3.50%, 4/1/45	2,135,351
1,363,016	Pool #AY3435, 3.50%, 5/1/45	1,422,701
1,668,192	Pool #AY5571, 3.50%, 6/1/45	1,741,241
245,342	Pool #MC0007, 5.50%, 12/1/38	274,707
58,078	Pool #MC0013, 5.50%, 12/1/38	66,000
95,377	Pool #MC0014, 5.50%, 12/1/38	108,387
77,784	Pool #MC0016, 5.50%, 11/1/38	88,200
153,892	Pool #MC0038, 4.50%, 3/1/39	171,331
26,628	Pool #MC0047, 4.50%, 4/1/39	29,438
53,110	Pool #MC0059, 4.00%, 4/1/39	57,624
93,686	Pool #MC0081, 4.00%, 5/1/39	100,756
115,261	Pool #MC0082, 4.50%, 5/1/39	126,287
115,307	Pool #MC0112, 4.50%, 6/1/39	128,860

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$210,152	Pool #MC0127, 4.50%, 7/1/39	$230,847
68,627	Pool #MC0135, 4.50%, 6/1/39	76,457
376,611	Pool #MC0137, 4.50%, 7/1/39	409,403
949,791	Pool #MC0154, 4.50%, 8/1/39	1,032,786
98,058	Pool #MC0155, 5.00%, 8/1/39	109,522
489,639	Pool #MC0160, 4.50%, 8/1/39	532,272
229,488	Pool #MC0171, 4.50%, 9/1/39	251,907
339,933	Pool #MC0177, 4.50%, 9/1/39	372,771
132,829	Pool #MC0270, 4.50%, 3/1/40	146,221
704,533	Pool #MC0325, 4.50%, 7/1/40	774,023
99,328	Pool #MC0426, 4.50%, 1/1/41	108,008
925,681	Pool #MC0584, 4.00%, 1/1/42	989,466
489,338	Pool #MC0585, 4.00%, 1/1/42	523,057
69,317	Pool #MC3344, 5.00%, 12/1/38	77,832

		362,623,422

Freddie Mac — 7.73%
91,378	Pool #A10124, 5.00%, 6/1/33	101,225
228,215	Pool #A10548, 5.00%, 6/1/33	251,295
500,396	Pool #A12237, 5.00%, 8/1/33	551,496
110,773	Pool #A12969, 4.50%, 8/1/33	120,957
77,379	Pool #A12985, 5.00%, 8/1/33	86,355
63,965	Pool #A12986, 5.00%, 8/1/33	71,404
43,733	Pool #A14028, 4.50%, 9/1/33	48,177
146,661	Pool #A14325, 5.00%, 9/1/33	161,732
88,287	Pool #A15268, 6.00%, 10/1/33	103,655
292,219	Pool #A15579, 5.50%, 11/1/33	326,350
282,674	Pool #A17393, 5.50%, 12/1/33	315,133
183,325	Pool #A17397, 5.50%, 1/1/34	204,921
261,051	Pool #A18617, 5.50%, 1/1/34	291,201
280,532	Pool #A19019, 5.50%, 2/1/34	315,103
166,243	Pool #A20069, 5.00%, 3/1/34	184,124
545,737	Pool #A20070, 5.50%, 3/1/34	608,110
639,726	Pool #A20540, 5.50%, 4/1/34	712,623
129,926	Pool #A20541, 5.50%, 4/1/34	144,926
125,307	Pool #A21679, 5.50%, 4/1/34	138,826
141,523	Pool #A21681, 5.00%, 4/1/34	156,148
180,911	Pool #A23192, 5.00%, 5/1/34	199,654
754,189	Pool #A25310, 5.00%, 6/1/34	831,160
292,028	Pool #A25311, 5.00%, 6/1/34	322,257
172,909	Pool #A26395, 6.00%, 9/1/34	202,244
89,351	Pool #A26396, 5.50%, 9/1/34	101,030
280,953	Pool #A28241, 5.50%, 10/1/34	314,601
32,460	Pool #A30055, 5.00%, 11/1/34	36,167
197,350	Pool #A30591, 6.00%, 12/1/34	228,237
262,436	Pool #A31135, 5.50%, 12/1/34	292,883
328,855	Pool #A33167, 5.00%, 1/1/35	363,847
332,102	Pool #A34999, 5.50%, 4/1/35	372,084

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 80,365	Pool #A35628, 5.50%, 6/1/35	$90,719
450,126	Pool #A37185, 5.00%, 9/1/35	496,616
361,363	Pool #A38830, 5.00%, 5/1/35	398,685
260,473	Pool #A40538, 5.00%, 12/1/35	287,212
286,051	Pool #A42095, 5.50%, 1/1/36	319,238
244,185	Pool #A42097, 5.00%, 1/1/36	270,015
178,720	Pool #A42098, 5.50%, 1/1/36	199,119
353,016	Pool #A42803, 5.50%, 2/1/36	395,405
40,794	Pool #A42804, 6.00%, 2/1/36	47,861
111,050	Pool #A42805, 6.00%, 2/1/36	128,104
252,410	Pool #A44639, 5.50%, 3/1/36	281,536
292,166	Pool #A45396, 5.00%, 6/1/35	322,342
215,725	Pool #A46321, 5.50%, 7/1/35	243,517
86,168	Pool #A46735, 5.00%, 8/1/35	95,337
221,142	Pool #A46746, 5.50%, 8/1/35	247,765
101,530	Pool #A46748, 5.50%, 8/1/35	114,133
96,950	Pool #A46996, 5.50%, 9/1/35	108,986
346,562	Pool #A46997, 5.50%, 9/1/35	386,877
502,798	Pool #A47552, 5.00%, 11/1/35	554,413
345,053	Pool #A47553, 5.00%, 11/1/35	381,553
190,915	Pool #A47554, 5.50%, 11/1/35	214,556
173,865	Pool #A48789, 6.00%, 5/1/36	199,402
87,980	Pool #A49013, 6.00%, 5/1/36	102,792
168,645	Pool #A49526, 6.00%, 5/1/36	193,758
170,379	Pool #A49843, 6.00%, 6/1/36	198,757
469,008	Pool #A49844, 6.00%, 6/1/36	538,399
25,391	Pool #A49845, 6.50%, 6/1/36	28,470
102,720	Pool #A50128, 6.00%, 6/1/36	115,645
293,750	Pool #A59530, 5.50%, 4/1/37	326,223
209,223	Pool #A59964, 5.50%, 4/1/37	234,607
87,303	Pool #A61754, 5.50%, 5/1/37	98,223
92,832	Pool #A61779, 5.50%, 5/1/37	104,530
101,936	Pool #A61915, 5.50%, 6/1/37	114,209
154,006	Pool #A61916, 6.00%, 6/1/37	176,345
232,804	Pool #A63456, 5.50%, 6/1/37	259,959
552,394	Pool #A64012, 5.50%, 7/1/37	612,855
208,162	Pool #A64015, 6.00%, 7/1/37	241,692
506,106	Pool #A66061, 5.50%, 8/1/37	565,613
370,536	Pool #A66122, 6.00%, 8/1/37	426,511
212,589	Pool #A66133, 6.00%, 6/1/37	247,047
164,253	Pool #A66156, 6.50%, 9/1/37	190,224
218,347	Pool #A68766, 6.00%, 10/1/37	251,365
128,317	Pool #A70292, 5.50%, 7/1/37	142,763
119,540	Pool #A75113, 5.00%, 3/1/38	132,260
176,351	Pool #A76187, 5.00%, 4/1/38	195,833
170,560	Pool #A78354, 5.50%, 11/1/37	189,815
802,114	Pool #A91887, 5.00%, 4/1/40	888,967
304,770	Pool #A92388, 4.50%, 5/1/40	334,093

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$472,290	Pool #A93962, 4.50%, 9/1/40	$517,730
872,501	Pool #A95573, 4.00%, 12/1/40	934,292
674,193	Pool #A96339, 4.00%, 12/1/40	721,940
795,291	Pool #A97099, 4.00%, 1/1/41	854,596
588,310	Pool #A97715, 4.00%, 3/1/41	632,549
553,899	Pool #A97716, 4.50%, 3/1/41	604,507
39,205	Pool #B31140, 6.50%, 10/1/31	43,703
24,918	Pool #B31206, 6.00%, 3/1/32	27,431
72,485	Pool #B31493, 5.00%, 2/1/34	78,620
59,798	Pool #B31532, 5.00%, 5/1/34	64,847
89,815	Pool #B31546, 5.50%, 5/1/34	98,556
89,213	Pool #B31547, 5.50%, 5/1/34	97,883
90,844	Pool #B31551, 5.50%, 6/1/34	99,657
63,853	Pool #B31587, 5.00%, 11/1/34	69,299
121,338	Pool #B31588, 5.50%, 11/1/34	133,150
1,652	Pool #B31642, 5.50%, 5/1/35	1,654
19,983	Pool #B50443, 5.00%, 11/1/18	20,738
51,701	Pool #B50450, 4.50%, 1/1/19	54,063
37,144	Pool #B50451, 5.00%, 1/1/19	38,676
7,178	Pool #B50470, 4.50%, 4/1/19	7,505
89,556	Pool #B50496, 5.50%, 9/1/19	95,073
60,832	Pool #B50499, 5.00%, 11/1/19	64,097
28,915	Pool #B50500, 5.50%, 10/1/19	30,668
20,095	Pool #B50501, 4.50%, 11/1/19	20,840
38,582	Pool #B50504, 5.50%, 11/1/19	41,031
156,935	Pool #B50506, 5.00%, 11/1/19	165,936
40,607	Pool #C37233, 7.50%, 2/1/30	48,168
193,459	Pool #C51686, 6.50%, 5/1/31	226,958
107,064	Pool #C53210, 6.50%, 6/1/31	126,049
56,830	Pool #C53914, 6.50%, 6/1/31	66,995
47,200	Pool #C60020, 6.50%, 11/1/31	55,804
56,357	Pool #C65616, 6.50%, 3/1/32	66,322
54,510	Pool #C68324, 6.50%, 6/1/32	64,429
119,827	Pool #C73273, 6.00%, 11/1/32	140,345
178,027	Pool #C73525, 6.00%, 11/1/32	209,322
59,076	Pool #C74672, 5.50%, 11/1/32	65,972
170,836	Pool #C77844, 5.50%, 3/1/33	190,316
62,385	Pool #C77845, 5.50%, 3/1/33	69,832
160,392	Pool #C78252, 5.50%, 3/1/33	179,001
135,758	Pool #J00980, 5.00%, 1/1/21	145,719
32,792	Pool #J05466, 5.50%, 6/1/22	34,853
822,526	Pool #J21142, 2.50%, 11/1/27	844,053
713,830	Pool #J23532, 2.50%, 5/1/28	732,959
326,811	Pool #Q00462, 4.00%, 3/1/41	349,445
679,394	Pool #Q00465, 4.50%, 4/1/41	738,177
890,336	Pool #Q05867, 3.50%, 12/1/41	929,218
986,086	Pool #Q06239, 3.50%, 1/1/42	1,029,150
709,915	Pool #Q06406, 4.00%, 2/1/42	758,417

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$1,446,042	Pool #Q13349, 3.00%, 11/1/42	$1,466,434
1,353,770	Pool #Q17662, 3.00%, 4/1/43	1,372,860
1,362,129	Pool #Q18754, 3.00%, 6/1/43	1,381,337
1,266,102	Pool #Q18772, 3.00%, 6/1/43	1,283,956
2,195,417	Pool #Q32756, 3.00%, 4/1/45	2,220,201

		41,167,604

Ginnie Mae — 31.84%
347,940	Pool #409117, 5.50%, 6/20/38	384,963
237,539	Pool #487643, 5.00%, 2/15/39	264,318
423,662	Pool #588448, 6.25%, 9/15/32	425,215
503,526	Pool #616936, 5.50%, 1/15/36	569,358
424,003	Pool #617904, 5.75%, 9/15/23	425,711
1,977,602	Pool #618363, 4.00%, 9/20/41	2,109,623
505,279	Pool #624106, 5.13%, 3/15/34	506,812
926,337	Pool #654705, 4.00%, 9/20/41	988,177
425,046	Pool #664269, 5.85%, 6/15/38	437,089
251,844	Pool #675509, 5.50%, 6/15/38	285,085
430,433	Pool #697672, 5.50%, 12/15/38	486,910
292,599	Pool #697814, 5.00%, 2/15/39	323,482
405,540	Pool #697885, 4.50%, 3/15/39	440,867
119,236	Pool #698112, 4.50%, 5/15/39	129,771
918,356	Pool #698113, 4.50%, 5/15/39	999,502
361,633	Pool #699294, 5.63%, 9/20/38	402,253
2,408,849	Pool #713519, 6.00%, 7/15/39	2,778,123
551,104	Pool #714561, 4.50%, 6/15/39	599,800
544,420	Pool #716822, 4.50%, 4/15/39	592,185
488,400	Pool #716823, 4.50%, 4/15/39	531,555
175,112	Pool #717132, 4.50%, 5/15/39	190,913
566,558	Pool #717133, 4.50%, 5/15/39	616,265
980,975	Pool #720080, 4.50%, 6/15/39	1,083,556
900,921	Pool #720521, 5.00%, 8/15/39	999,213
922,827	Pool #724629, 5.00%, 7/20/40	1,013,595
1,654,207	Pool #726550, 5.00%, 9/15/39	1,834,684
543,965	Pool #729018, 4.50%, 2/15/40	592,688
287,563	Pool #729019, 5.00%, 2/15/40	318,936
419,670	Pool #729346, 4.50%, 7/15/41	457,276
672,714	Pool #738844, 3.50%, 10/15/41	705,956
521,832	Pool #738845, 3.50%, 10/15/41	547,618
1,628,373	Pool #738862, 4.00%, 10/15/41	1,743,759
553,392	Pool #747241, 5.00%, 9/20/40	607,131
1,252,900	Pool #748654, 3.50%, 9/15/40	1,313,245
265,784	Pool #748846, 4.50%, 9/20/40	291,272
811,436	Pool #757016, 3.50%, 11/15/40	850,518
608,829	Pool #757017, 4.00%, 12/15/40	655,918
928,133	Pool #759297, 4.00%, 1/20/41	993,864
889,664	Pool #759298, 4.00%, 2/20/41	949,890

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 680,310	Pool #762877, 4.00%, 4/15/41	$728,516
477,176	Pool #763564, 4.50%, 5/15/41	519,935
659,946	Pool #770391, 4.50%, 6/15/41	719,083
1,222,751	Pool #770481, 4.00%, 8/15/41	1,309,395
445,226	Pool #770482, 4.50%, 8/15/41	484,983
1,241,350	Pool #770517, 4.00%, 8/15/41	1,329,311
777,408	Pool #770529, 4.00%, 8/15/41	832,495
1,363,064	Pool #770537, 4.00%, 8/15/41	1,459,650
736,193	Pool #770738, 4.50%, 6/20/41	795,750
1,298,309	Pool #779592, 4.00%, 11/20/41	1,384,982
766,610	Pool #779593, 4.00%, 11/20/41	817,788
752,226	Pool #AA6312, 3.00%, 4/15/43	771,208
1,236,138	Pool #AA6424, 3.00%, 5/15/43	1,264,241
2,175,767	Pool #AB2733, 3.50%, 8/15/42	2,284,640
2,625,811	Pool #AB2745, 3.00%, 8/15/42	2,692,072
2,369,523	Pool #AB2841, 3.00%, 9/15/42	2,429,316
772,398	Pool #AB2843, 3.00%, 9/15/42	791,889
879,007	Pool #AB2852, 3.50%, 9/15/42	922,992
5,678,833	Pool #AC9541, 2.12%, 2/15/48	5,545,604
992,784	Pool #AE6946, 3.00%, 6/15/43	1,015,664
1,371,218	Pool #AE8253, 4.00%, 2/20/44	1,462,758
831,950	Pool #AG8915, 4.00%, 2/20/44	892,429
1,181,345	Pool #AK6446, 3.00%, 1/15/45	1,207,095
1,103,063	Pool #AK7036, 3.00%, 4/15/45	1,126,762
2,198,972	Pool #AO3594, 3.50%, 8/20/45	2,303,938
1,378,011	Pool #AO8336, 3.50%, 9/20/45	1,446,290
2,227,131	Pool #AP3887, 3.50%, 9/20/45	2,333,442
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(c)	665,392
2,533,992	Series 2012-107, Class A, 1.15%, 1/16/45	2,432,766
1,600,000	Series 2012-112, Class B, 2.70%, 1/16/53	1,551,524
6,003,471	Series 2012-114, Class A, 2.10%, 1/16/53(c)	5,877,761
2,114,339	Series 2012-115, Class A, 2.13%, 4/16/45	2,081,005
3,530,015	Series 2012-120, Class A, 1.90%, 2/16/53	3,433,491
1,669,826	Series 2012-131, Class A, 1.90%, 2/16/53	1,622,926
716,112	Series 2012-144 Class AD, 1.77%, 1/16/53	690,604
6,000,000	Series 2012-33, Class B, 2.89%, 3/16/46	5,980,439
3,000,000	Series 2012-35, Class C, 3.25%, 11/16/52(c)	3,020,741
1,600,000	Series 2012-45, Class C, 3.45%, 4/16/53(c)	1,621,582
2,346,386	Series 2012-53, Class AC, 2.38%, 12/16/43	2,333,110
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	7,743,513
1,041,551	Series 2012-70, Class A, 1.73%, 5/16/42	1,034,856
3,432,351	Series 2012-72, Class A, 1.71%, 5/16/42	3,393,878
3,244,094	Series 2012-78, Class A, 1.68%, 3/16/44	3,217,644
1,481,356	Series 2013-101, Class AG, 1.76%, 4/16/38	1,473,963
1,241,244	Series 2013-105, Class A, 1.71%, 2/16/37	1,234,009
1,527,815	Series 2013-107, Class A, 2.00%, 5/16/40	1,525,934
1,389,310	Series 2013-126, Class BK, 2.45%, 10/16/47	1,388,799
713,708	Series 2013-127, Class A, 2.00%, 3/16/52	715,037

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 873,346	Series 2013-17, Class A, 1.13%, 1/16/49	$852,170
829,845	Series 2013-29, Class AB, 1.77%, 10/16/45	816,011
892,486	Series 2013-33, Class A, 1.06%, 7/16/38	870,007
2,785,114	Series 2013-63, Class AB, 1.38%, 3/16/45	2,716,145
1,476,762	Series 2013-97, Class AC, 2.00%, 6/16/45	1,454,914
1,523,449	Series 2014-148, Class A, 2.65%, 3/1/39	1,560,621
9,060,374	Series 2014-172, Class AF, 2.50%, 1/1/55	9,253,279
670,254	Series 2014-47, Class AB, 2.25%, 8/16/40	676,540
1,161,003	Series 2014-54, Class AB, 2.62%, 10/16/43	1,175,135
1,036,645	Series 2014-77, Class AC, 2.35%, 10/16/40	1,048,523
1,045,635	Series 2014-82, Class AB, 2.40%, 5/16/45	1,059,455
997,195	Series 2015-107, Class AB, 2.20%, 11/16/49	1,009,315
3,245,458	Series 2015-114, Class AD, 2.50%, 11/15/51	3,281,273
2,100,000	Series 2015-128, Class AD, 2.50%, 12/16/50	2,129,613
1,000,000	Series 2015-130, Class AH, 2.90%, 8/16/47	1,020,861
3,200,000	Series 2015-135, Class AB, 2.50%, 4/16/49	3,244,150
1,200,000	Series 2015-136, Class AC, 2.50%, 3/16/47	1,212,887
998,067	Series 2015-15, Class A, 2.00%, 11/1/48	992,368
1,976,647	Series 2015-2, Class A, 2.50%, 12/16/44	2,023,492
2,061,971	Series 2015-22, Class A, 2.40%, 8/16/47	2,085,995
6,234,749	Series 2015-70, Class AB, 2.30%, 11/16/48	6,168,099
705,733	Series 2015-75, Class A, 3.00%, 2/16/44	731,017
2,690,489	Series 2015-98, Class AB, 2.50%, 11/16/43	2,705,440

		169,445,608

Total U.S. Government Agency Backed Mortgages		573,236,634

(Cost $555,556,516)
U.S. Government Agency Obligations — 0.95%
Small Business Administration — 0.88%
159,151	0.55%, 3/25/29(c)	157,115
202,376	0.60%, 3/25/28(c)	200,353
539,150	0.88%, 1/26/32(b)	544,726
98,548	0.91%, 4/16/20(b)	98,632
270,073	1.25%, 9/17/30(b)	274,567
11,050,591	1.26%, 7/18/30*(b)(d)	168,079
1,381,455	3.36%, 7/8/24(b)	1,516,208
69,510	3.36%, 7/1/21(b)	73,895
148,286	3.58%, 12/18/23(b)	162,757
23,453	3.58%, 12/25/15(c)	23,422
108,716	3.61%, 4/4/20(b)	114,042
371,849	3.86%, 9/16/34(b)	423,057
22,284	4.13%, 7/18/17(b)	22,639
166,948	4.36%, 7/17/29(b)	192,336
119,332	4.88%, 6/24/24(b)	132,994

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 60,130	5.13%, 2/28/24(b)	$66,804
484,488	6.03%, 10/31/32(b)	506,770

		4,678,396

United States Department of Agriculture — 0.07%
232,618	5.38%, 10/26/22(b)	242,044
128,486	6.08%, 7/1/32(b)	134,675

		376,719

Total U.S. Government Agency Obligations		5,055,115

(Cost $5,700,933)

Shares
Investment Company — 1.76%
9,378,538	JPMorgan Prime Money Market Fund, Institutional Class	9,378,538

Total Investment Company		9,378,538

(Cost $9,378,538)

Total Investments		$607,059,475
(Cost $589,607,666)(e) — 114.06%

Liabilities in excess of other assets — (14.06)%		(74,818,696)

NET ASSETS — 100.00%		$532,240,779

*	Interest Only security represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	This security is either fully or partially pledged as collateral for reverse repurchase agreements.
(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(c)	Floating rate note. Rate shown is as of report date.
(d)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933). The total value of investment in restricted and illiquid securities representing $168,079, or 0.03% of net assets, are as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2015 Carrying Value Per Unit
$11,050,591	Small Business Administration	01/10/2008	$860,184	$1.52

(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2015

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

OID - Original Issue Discount

Financial futures contracts as of September 30, 2015:

	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)	Notional Value	Clearinghouse
Short Position:

Five Year
USD Interest Rate
Swap	780	December, 2015	$(816,563)	$79,121,250	Barclays Capital
Ten Year
USD Interest Rate
Swap	75	December, 2015	(147,656)	7,646,484	Barclays Capital
Thirty Year
U.S. Treasury Bonds	30	December, 2015	(78,281)	4,642,031	Barclays Capital

Total			$(1,042,500)

Abbreviations used are defined below:

USD – U.S. Dollar

See Notes to Financial Statements.

27

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2015

Assets:
Investments in securities, at value (cost $589,607,666)	$607,059,475
Interest and dividends receivable	1,877,987
Receivable for Fund shares sold	104,603
Due from Custodian	3,191,058
Receivable for investments sold	8,688
Cash pledged for financial futures contracts	2,516,050
Prepaid expenses and other assets	17,381

Total Assets	614,775,242

Liabilities:
Cash overdraft	3,191,058
Unrealized loss on futures contracts	1,042,500
Distributions payable	619,760
Payable for capital shares redeemed	389,786
Payable for investments purchased	5,694,366
Reverse repurchase agreements (including interest of $37,945)	71,253,945
Accrued expenses and other payables:
Investment advisory fees	212,304
Accounting fees	8,267
Distribution fees	9,445
Trustee fees	242
Audit fees	49,737
Transfer agent fees	13,695
Other	49,358

Total Liabilities	82,534,463

Net Assets	$532,240,779

Net Assets Consist Of:
Capital	$557,701,946
Distributions in excess of net investment income	(1,322,641)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(40,547,835)
Net unrealized appreciation on investments, futures contracts, and sale commitments	16,409,309

Net Assets	$532,240,779

28

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$21,134,654
Class I	511,106,125

Total	$532,240,779

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	2,285,579
Class I	55,311,285

Total	57,596,864

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.25
Class I	$9.24
Maximum Offering Price Per Share:
Class A	$9.61
Maximum Sales Charge - Class A	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

29

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2015

Investment Income:
Interest income	$18,214,960
Dividend income	4,670

Total Investment Income	18,219,630

Expenses:
Management fees	2,567,092
Interest expense	260,413
Distribution fees - Class A	52,320
Accounting services	50,671
Audit fees	49,818
Legal fees	28,784
Custodian fees	47,094
Insurance fees	7,909
Trustees’ fees and expenses	17,571
Transfer agent fees - Class A	37,703
Transfer agent fees - Class I	38,845
Shareholder reports	35,305
Registration and filing fees	44,872
Other fees and expenses	104,477

Total expenses before fee waiver/reimbursement	3,342,874
Expenses reduced/waived by:
Advisor	(11,203)

Net Expenses	3,331,671

Net Investment Income	14,887,959

Realized/Unrealized Gains (Losses) from Investment Transactions and Futures Contracts:
Net realized gains from investment transactions	1,285,670
Net realized losses from futures contracts	(2,334,885)

(1,049,215)

Net change in unrealized appreciation/depreciation on investments	2,742,400
Net change in unrealized appreciation/depreciation on futures contracts	(1,372,969)

1,369,431

Net realized/unrealized gains (losses) from investments and futures contracts	320,216

Change in net assets resulting from operations	$15,208,175

See Notes to Financial Statements.

30

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$ 14,887,959	$ 17,152,070
Net realized losses from investments and futures contracts	(1,049,215)	(2,771,718)
Net change in unrealized appreciation/depreciation on investments and futures contracts	1,369,431	3,603,827

Change in net assets resulting from operations	15,208,175	17,984,179

Distributions to Class A Shareholders:
From net investment income	(600,319)	(531,396)

Distributions to Class I Shareholders:
From net investment income	(15,955,838)	(17,874,571)

Change in net assets resulting from shareholder distributions	(16,556,157)	(18,405,967)

Capital Transactions:
Proceeds from shares issued	50,926,593	21,597,165
Distributions reinvested	8,697,151	8,846,237
Cost of shares redeemed	(24,094,072)	(51,802,053)

Change in net assets resulting from capital transactions	35,529,672	(21,358,651)

Net increase (decrease) in net assets	34,181,690	(21,780,439)

Net Assets:
Beginning of year	498,059,089	519,839,528

End of year	$ 532,240,779	$ 498,059,089

Distributions in excess of net investment income	$ (1,322,641)	$ (1,328,491)

Share Transactions:
Issued	5,479,719	2,333,320
Reinvested	934,284	955,144
Redeemed	(2,590,371)	(5,584,129)

Change in shares resulting from capital transactions	3,823,632	(2,295,665)

See Notes to Financial Statements.

31

FINANCIAL STATEMENTS

Statement of Cash Flows

For the Year Ended September 30, 2015

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$15,208,175
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(137,827,241)
Proceeds from sales and paydowns of long-term securities	139,404,210
Purchases/proceeds from sales of short-term securities-net	(3,603,568)
Net change in unrealized (appreciation)/depreciation on investment securities	(2,742,400)
Net change in unrealized (appreciation)/depreciation on futures contracts	1,372,969
Net realized gains from investment transactions	(1,285,670)
Amortization of premium and discount - net	958,768
Decrease in interest and dividends receivable	229,532
Increase in receivable from custodian	(3,191,058)
Increase in interest due on reverse repurchase agreements	7,901
Decrease in cash pledged for financial futures contracts	709,884
Decrease in prepaid expenses and other assets	10,541
Increase in payable to investment advisor	14,289
Decrease in accrued expenses and other liabilities	(1,311)

Net Cash Provided by Operating Activities	9,265,021

Cash Used in Financing Activities:
Cash receipts/payments from reverse repurchase agreements - net	(32,161,489)
Proceeds from issuance of shares	51,365,577
Cash payments on shares redeemed	(23,747,459)
Distributions paid to shareholders	(7,912,708)

Net Cash Used in Financing Activities	(12,456,079)

Cash:
Net change in cash	(3,191,058)
Cash at beginning of year	—

Cash overdraft at end of year	$(3,191,058)

Cash Flow Information:
Cash paid for interest	$252,512

Noncash Financing Activities:
Capital shares issued in reinvestment of distributions to shareholders	$8,697,151

See Notes to Financial Statements.

32

This Page Intentionally Left Blank

33

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the years indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Year Ended September 30, 2015	$ 9.27	0.24	0.01	0.25	(0.27)	$ 9.25
Year Ended September 30, 2014	9.28	0.27	0.02	0.29	(0.30)	9.27
Year Ended September 30, 2013	9.77	0.28	(0.46)	(0.18)	(0.31)	9.28
Year Ended September 30, 2012	9.75	0.37	0.05	0.42	(0.40)	9.77
Year Ended September 30, 2011	9.81	0.43	(0.05)	0.38	(0.44)	9.75
Class I (b)
Year Ended September 30, 2015	$ 9.26	0.27	0.01	0.28	(0.30)	$ 9.24
Year Ended September 30, 2014	9.27	0.31	0.01	0.32	(0.33)	9.26
Year Ended September 30, 2013	9.76	0.31	(0.46)	(0.15)	(0.34)	9.27
Year Ended September 30, 2012	9.74	0.40	0.04	0.44	(0.42)	9.76
Year Ended September 30, 2011	9.80	0.45	(0.05)	0.40	(0.46)	9.74

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	The existing share class was renamed Class I Shares with the commencement of Class A Shares on January 29, 2009.

See Notes to Financial Statements.

34

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund (cont.)
(Selected data for a share outstanding throughout the years indicated)

		Ratios to Average Net Assets				Supplemental Data
	Total Return(a)(b)	Total Expenses	Net Expenses	Total Expenses After Fees Waived/Reimbursed and Excluding Interest Expense	Net Investment Income	Net Assets, End of Period (000’s)	Portfolio Turnover Rate
Class A
Year Ended September 30, 2015	2.69%	1.06%	1.00%	0.95%	2.55%	$ 21,135	23%
Year Ended September 30, 2014	3.26%	1.06%	1.01%	0.95%	2.91%	19,454	10%
Year Ended September 30, 2013	(1.92%)	0.99%	0.99%	0.92%	2.99%	14,869	23%
Year Ended September 30, 2012	4.35%	1.03%	1.03%	0.94%	3.80%	14,458	20%
Year Ended September 30, 2011	3.98%	1.03%	1.03%	0.96%	4.40%	8,212	17%
Class I
Year Ended September 30, 2015	2.95%	0.63%	0.63%	0.58%	2.91%	$ 511,106	23%
Year Ended September 30, 2014	3.76%	0.65%	0.65%	0.58%	3.34%	478,605	10%
Year Ended September 30, 2013	(1.69%)	0.74%	0.74%	0.67%	3.28%	504,970	23%
Year Ended September 30, 2012	4.62%	0.78%	0.78%	0.70%	4.12%	576,183	20%
Year Ended September 30, 2011	4.23%	0.79%	0.79%	0.72%	4.66%	537,319	17%

(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Total investment returns exclude the effect of sales charge.

See Notes to Financial Statements.

35

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1. Organization:

RBC Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the Access Capital Community Investment Fund (the “Fund”). At its inception in 1998, the Access Capital Strategies Community Investment Fund, Inc., the Fund’s predecessor, elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting the affordable housing industry in areas of the United States designated by Fund shareholders. The Fund’s investments generally support community development, for example by supporting job creation or local business development.

2. Significant Accounting Policies:

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of the Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from

36

NOTES TO FINANCIAL STATEMENTS

their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Fund utilizes fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

The Fund’s Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

37

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

The Fund discloses the fair value of its investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$ 9,378,538	$—	$—	$9,378,538
Municipal Bonds	—	19,389,188	—	19,389,188
U.S. Government Agency Backed Mortgages	—	573,236,634	—	573,236,634
U.S. Government Agency Obligations	—	4,887,036	168,079	5,055,115

Total Assets	$ 9,378,538	$597,512,858	$168,079	$607,059,475

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$ 1,042,500	$71,253,945	$—	$72,296,445

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts and reverse repurchase agreements which are reflected in the Notes to Financial Statements and shown in the Statement of Assets and Liabilities at their par value plus accrued interest.

During the year ended September 30, 2015, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the period.

38

NOTES TO FINANCIAL STATEMENTS

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	U.S. Government Agency Obligations (Small Business Administration)	Promissory Notes
Balance as of 9/30/14(value)	$216,592	$9,336,066
Sales (Paydowns)	—	(9,482,586)
Realized gain (loss)	—	600,000
Change in unrealized appreciation (depreciation)	(48,513)*	(453,480)

Balance as of 9/30/15 (value)	$168,079	$—

* Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at September 30, 2015.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Financial Instruments:

Reverse Repurchase Agreements:

To obtain short-term financing, the Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. For the year ended September 30, 2015, the average amount borrowed was approximately $74,849,759 and the daily weighted average interest rate was 0.35%.

Details of open reverse repurchase agreements at September 30, 2015 were as follows:

Counterparty	Rate	Trade Date	Maturity Date	Net Closing Amount	Par Value
BNP Paribas	0.50%	8/26/15	10/27/15	$(9,712,356)	$(9,704,000)
Deutsche Bank AG	0.55%	9/02/15	11/17/15	(15,244,680)	(15,227,000)
Goldman Sachs	0.36%	8/04/15	10/02/15	(18,184,723)	(18,174,000)
Goldman Sachs	0.48%	8/18/15	10/16/15	(17,827,013)	(17,813,000)
Goldman Sachs	0.52%	8/26/15	11/03/15	(10,308,264)	(10,298,000)

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to

39

NOTES TO FINANCIAL STATEMENTS

be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of September 30, 2015 :

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
BNP Paribas	$9,708,852	$(9,708,852)	$—	$—
Deutsche Bank AG	15,233,747	(15,233,747)	—	—
Goldman Sachs	46,311,346	(46,311,346)	—	—

	$71,253,945	$(71,253,945)	$—	$—

[1]	Collateral with a value of $73,771,318 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Derivatives:

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Fund to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of September 30, 2015, see the following section for financial futures contracts.

Financial Futures Contracts:

The Fund entered into futures contracts in an effort to manage both the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

40

NOTES TO FINANCIAL STATEMENTS

Open futures contracts are shown on the Schedule of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statement of Assets and Liabilities at September 30, 2015.

Fair value of derivative instruments as of September 30, 2015 are as follows:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
	Liability Derivatives
Interest Rate Risk	Unrealized loss on futures contracts	$1,042,500

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2015 is as follows:

Derivative Instruments Categorized by Risk Exposure	Net Realized Losses from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk	$(2,334,885)	$(1,372,969)

For the year ended September 30, 2015, the average volume of derivative activities are as follows:

Futures Short Positions (Contracts)
731

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund.

The Fund’s risk of loss from counterparty credit risk in OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

TBA Commitments:

The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of September 30, 2015, the Fund had no outstanding TBA commitments.

41

NOTES TO FINANCIAL STATEMENTS

Mortgage Backed Securities:

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in certain mortgage-backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Credit Enhancement:

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Fund either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid to a redeeming shareholder at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

42

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2015, permanent difference reclassification amounts were as follows:

Increase Undistributed Net Investment Income	Increase Accumulated Realized Gain/Loss	Decrease Paid-in-Capital
$1,674,048	$810,119	$(2,484,167)

3. Agreements and Other Transactions with Affiliates:

RBC GAM (US) serves as investment advisor to the Fund and has agreed to waive or limit fees through January 31, 2017, to maintain expenses (excluding interest expense, management fees and distribution fees) at 0.20% of the Fund’s average daily net assets. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. At September 30, 2015, the amount subject to possible recoupment under the expense limitation agreement is $11,203. During the year ended September 30, 2015, no reimbursements were made to the Advisor.

Under the terms of the Fund’s investment advisory agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s daily average net assets.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $41,500 ($46,000 effective October 1, 2015). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 ($6,000 effective October 1, 2015) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25% *

* Under the Plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2015, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2015 were as follows:

Purchases (Excl. U.S. Gov’t.)	Sales (Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$140,358,709	$134,188,167	$—	$—

43

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,363,847	$7,021,233
Distributions reinvested	521,306	438,285
Cost of shares redeemed	(6,124,647)	(2,860,921)

Change in Class A	$1,760,506	$4,598,597

Class I
Proceeds from shares issued	$43,562,746	$14,575,932
Distributions reinvested	8,175,845	8,407,952
Cost of shares redeemed	(17,969,425)	(48,941,132)

Change in Class I	$33,769,166	$(25,957,248)

Change in net assets resulting from capital transactions	$35,529,672	$(21,358,651)

SHARE TRANSACTIONS:
Class A
Issued	791,058	758,018
Reinvested	55,977	47,283
Redeemed	(660,470)	(309,068)

Change in Class A	186,565	496,233

Class I
Issued	4,688,661	1,575,302
Reinvested	878,307	907,861
Redeemed	(1,929,901)	(5,275,061)

Change in Class I	3,637,067	(2,791,898)

Change in shares resulting from capital transactions	3,823,632	(2,295,665)

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2012, 2013, 2014 and 2015) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

44

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

As of September 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$ 589,607,666	$21,372,514	$(3,920,705)	$17,451,809

The tax characters of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2015	$16,567,503	$16,567,503
For the year ended September 30, 2014	$18,476,222	$18,476,222

As of September 30, 2015, the components of accumulated earnings/(losses) and tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Qualified Late-Year Losses	Accumulated Capital Loss Carryforwards	Unrealized Appreciation	Total Accumulated Losses
$56,109	$—	$(1,378,750)	$—	$(41,590,335)	$17,451,809	$(25,461,167)

As of September 30, 2015, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$ 8,197,543	2016
$ 11,587,282	2018
$ 4,011,206	2019

During the year ended September 30, 2015, the Fund did not utilize any capital loss carryforwards and had capital loss carryforwards of $2,484,167 expire as of the end of the fiscal year ending September 30, 2015.

As of September 30, 2015, the Fund had a short-term capital loss carryforward of $8,995,285 and a long-term capital loss carryforward of $8,799,019 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any deferred qualified late-year capital losses which will be treated as arising on the first business day of the fiscal year ending September 30, 2016.

45

NOTES TO FINANCIAL STATEMENTS

8. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Access Capital Community Investment Fund and Board of Trustees of RBC Funds Trust.

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of Access Capital Community Investment Fund (the “Fund”), one of the portfolios constituting the RBC Funds Trust, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Community Investment Fund, as of September 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 25, 2015

47

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as qualified interest income as defined in the Internal Revenue Code as 100%.

The reporting is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

48

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

49

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (63)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); previously Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (51)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (51)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

50

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012-present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006-2012)

Lee Thoresen (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006-present)

Ronald A. Homer (68)

Position, Term of Office and Length of Time Served with the Trust: President, Access Capital Community Investment Fund, since July 2008 Principal Occupation(s) During Past 5 Years: Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman, Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

51

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

52

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15-9/30/15	Annualized Expense Ratio During Period 4/1/15-9/30/15
Class A	$1,000.00	$1,001.40	$5.02	1.00%
Class I	$1,000.00	$1,003.20	$3.16	0.63%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15-9/30/15	Annualized Expense Ratio During Period 4/1/15-9/30/15
Class A	$1,000.00	$1,020.05	$5.06	1.00%
Class I	$1,000.00	$1,021.91	$3.19	0.63%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half-year period).

53

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2015, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Fund; and the Fund’s performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewal and a meeting held specifically to consider the proposed renewal. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. Because of the specialized nature of the Fund, the Trustees requested and reviewed comparative information for its native category, intermediate government funds that are similar to the Fund in that they tend to have relatively high weightings in agency mortgage backed securities, as well as other funds and products that focus particularly on investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”); although only one peer shares the Fund’s specific mandate. The Trustees noted the slight underperformance of the Fund versus relevant peers, particularly for the five- and ten-year periods, acknowledging that the relative performance was due primarily to differences in duration and credit quality of portfolio holdings consistent with the Fund’s strategy.

In considering the nature and quality of services to be provided by the Advisor, the Trustees discussed the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the CRA; and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Fund’s investment advisory fee and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rates were slightly above median. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; monitor the use of leverage and related borrowing levels, collateral requirements, and regulatory matters; and evaluating CRA eligibility, all require additional time and attention from the investment team.

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund, including soft dollars and other fall-out benefits and the Advisor’s role as co-administrator of the Fund and the fees paid by the Fund for such services.

54

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fee proposed to be payable to the Advisor was fair and reasonable in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement and expense limitation arrangement for the Fund. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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64

Access Capital

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2015.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor to the Access Capital Community Investment Fund. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR 09-15

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various Russell equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	6
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	10
	- RBC Enterprise Fund	12
	- RBC Small Cap Core Fund	14
	- RBC Microcap Value Fund	16
	- RBC Mid Cap Value Fund	18
	- RBC Small Cap Value Fund	20
	Schedules of Portfolio Investments	22
	Financial Statements
	- Statements of Assets and Liabilities	49
	- Statements of Operations	51
	- Statements of Changes in Net Assets	52
	Financial Highlights	58
	Notes to Financial Statements	70
	Report of Independent Registered Public Accounting Firm	83
	Other Federal Income Tax Information (Unaudited)	84
	Management (Unaudited)	86
	Share Class Information (Unaudited)	89
	Supplemental Information (Unaudited)	90
	Approval of Investment Advisory Agreement (Unaudited)	92

LETTER FROM THE CHIEF INVESTMENT OFFICER

The more things change, the more they stay the same

One year ago, the sustainability of equity market returns was at the forefront of investors’ minds as equity markets had just concluded a twelve month equity market rally of nearly 20%. Six years into what has now stretched to a seven year bull market, equities have exhibited remarkable resiliency in the face of, often times, significant headwinds. Despite this resiliency - markets routinely recorded new all-time highs - investor concern was mounting as to when the market would succumb to the host of economic and geopolitical issues seemingly on the horizon. Looking back, the increased apprehension proved to be somewhat prophetic as broad equity markets offered negative returns over the most recent twelve month period, including a move into correction territory (defined as a move of -10% or greater) during the latter stages of the third calendar quarter of 2015. Despite this significant shift in markets from both a returns and valuation standpoint, we are struck by the persistence of many of the same concerns from prior years – China, U.S. and global economic growth, U.S. Federal Reserve (Fed) monetary policy, and the subsequent sustainability of the bull market.

Equity market returns for the year ending September 30, 2015 represent a stark contrast from recent years, as markets across the board came under significant pressure with some pockets of the market toppling into negative territory. Most notably, performance across all asset classes collapsed in the third calendar quarter of 2015 as concerns over China’s slowing growth and the impact the world’s second largest economy would have on global growth, weighed heavily on markets. Broad equity market indexes, the S&P 500 and Russell 3000, returned -0.61% and -0.49% respectively. Though markets were weak across the board for the time period, market capitalization leadership returned to smaller cap stocks as the Russell Microcap Index (+1.65%) and the Russell 2000 Index (+1.25%) were the only indexes offering positive returns as the large cap Russell 1000 (-0.61%) and the Russell Midcap Index (-0.25%) both were in the red for the time period. Aside from small cap stock outperformance, also of note was the markets preference for growth stocks, as all major market capitalization growth indexes were not only in the black, but also significantly outperformed their value counterparts. While the modest returns for the year were not outside of our expectations, the sharp decline during the third quarter, given its magnitude, has been somewhat surprising and bears watching.

Within this market backdrop, the RBC U.S. Equity Funds have produced mixed results over the prior twelve months. For the year ended September 30, 2015, Class I shares for the Microcap Value Fund (+0.04%), and Mid Cap Value Fund (+0.91%) both outperformed their respective primary benchmarks, the Russell 2000 Value (-1.60%), and Russell Midcap Value (-2.07%) Indexes, while the Enterprise Fund (-8.50%), Small Cap Core Fund (-3.22%), and SMID Cap Growth Fund (+2.44%) all trailed their primary benchmarks, the Russell Microcap (+1.65%), Russell 2000 (+1.25%), and the Russell 2500 Growth (+3.35%) Indexes. The recently launched Small Cap Value Fund (December 3, 2014 inception), while not having been invested for the full fiscal year, is off to a very strong relative start with returns of -2.42% versus its Russell 2000 Value Index benchmark return of -7.28% for the year to date through September 30, 2015.

In recent years we have noted our cautious optimism regarding the long term prospects for U.S. Equity markets and that remains the case today. The United States economy, though clearly not operating at its peak, continues to decouple from the rest of the developed world, further establishing itself as the strongest of an admittedly challenged group. To this end, the U.S. economy continued to grow at a reasonable pace, 3.9% in the second

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

quarter, and the U.S. consumer, following years of post-financial crisis deleveraging and recent increases in disposable income driven by low commodity prices, is seemingly on the precipice of accelerating spending, by far the largest component of U.S. GDP. When combined with a fairly robust labor market - the 5.1% unemployment rate reported in September represents “full employment” (defined by economists as between 5% and 5.5%) and the lowest level since April of 2008 – and a housing market showing signs of strength, the U.S. economy appears poised for modest, if not accelerating, growth going forward, supporting our optimistic outlook. Perhaps the biggest uncertainty facing investors, outside of global growth concerns, is the Fed, which passed on an opportunity to increase interest rates for the first time in nine years during its September meeting. While all indications are that the lack of action was driven by global turmoil, the unintended impact was an indication that, despite significant signs to the contrary, perhaps the continued U.S. economic recovery is not as sustainable as once thought. We do not believe this to be the case, and we will not have to wait long for further clarity on this front as the Fed will have the opportunity to take action during one of the two remaining Federal Open Market Committee meetings in 2015. We think that any increased transparency has the potential to meaningfully impact markets and help set the course for equity market performance the next 12-18 months. While all is not perfect stateside as government discourse once again looms on the horizon with a debt ceiling breach and government shutdown possible over the last few months of 2015, we believe that recent market volatility and the subsequent sell-off was overdone creating substantial opportunity for outperformance in equity markets for the patient, long-term focused investor.

As always, thank you for your continued confidence and trust in the RBC Funds.

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve more limited liquidity and greater volatility than larger companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 3000 Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index measures the performance of the small to mid cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and represents approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell Microcap Value Index measures the performance of the microcap value segment of the U.S. Equity market. It includes those Russell Microcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. He is also co-manager of RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

Kenneth A. Tyszko, CPA, CFA

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and is responsible for Small Cap Growth and SMID Cap Growth research and portfolio management at RBC GAM (US). Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM (US) in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

4

PORTFOLIO MANAGERS

Stephen E. Kylander

Vice President, Senior Portfolio Manager

Steve Kylander is responsible for portfolio management of the RBC Mid Cap Value Fund and RBC Small Cap Value Fund. Prior to joining RBC GAM (US) in 2006, he was a portfolio manager and research analyst for Babson Capital Management. Steve’s previous experience also includes strategy consulting, mergers and acquisitions work and investment banking for L.E.K. Consulting, The Yarmouth Group, and First Boston Corporation. He began working in the investment industry in 1986. Steve earned a BA from Dartmouth College and an MBA from Harvard Business School.

Stephen E. Kylander

5

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2015 (Unaudited)

RBC SMID Cap Growth Fund (a)

	1 Year	3 Year	5 Year	10 Year	Since Inception(b)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A
- Including Maximum Sales Charge of 5.75%	(3.67)%	7.78%	10.82%	6.09%	10.39%
- At Net Asset Value	2.20%	9.92%	12.14%	6.71%	10.66%	1.10%	1.45%

Class I	2.44%	10.22%	12.44%	6.98%	10.98%	0.85%	1.07%

Russell 2500 Growth Index*	3.35%	13.79%	13.93%	8.38%	10.07%

RBC Enterprise Fund (c)

	1 Year	3 Year	5 Year	10 Year	Since Inception(d)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (f)
- Including Maximum Sales Charge of 5.75%	(13.96)%	4.52%	9.01%	3.50%	9.81%
- At Net Asset Value	(8.73)%	6.61%	10.31%	4.11%	10.01%	1.33%	1.85%

Class I (f)	(8.50)%	6.89%	10.57%	4.36%	10.28%	1.08%	1.21%

Russell 2000 Index*	1.25%	11.02%	11.73%	6.55%	9.05%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 8.

6

PERFORMANCE SUMMARY (UNAUDITED)

RBC Small Cap Core Fund (g)

	1 Year	3 Year	5 Year	10 Year	Since Inception(h)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (l)
- Including Maximum Sales Charge of 5.75%	(9.02)%	7.79%	10.24%	6.48%	9.65%
- At Net Asset Value	(3.47)%	9.94%	11.55%	7.11%	9.92%	1.15%	1.34%

Class I (l)	(3.22)%	10.22%	11.83%	7.41%	10.21%	0.90%	1.13%

Russell 2000 Index*	1.25%	11.02%	11.73%	6.55%	9.45%

RBC Microcap Value Fund (i)

	1 Year	3 Year	5 Year	10 Year	Since Inception(j)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (e)
- Including Maximum Sales Charge of 5.75%	(5.93)%	10.43%	11.88%	5.16%	8.81%
- At Net Asset Value	(0.18)%	12.63%	13.21%	5.78%	9.04%	1.32%	1.69%

Class I (e)	0.04%	12.90%	13.50%	6.05%	9.31%	1.07%	1.22%

Russell 2000 Value Index*	(1.60)%	9.18%	10.17%	5.35%	9.58%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 8.

7

PERFORMANCE SUMMARY (UNAUDITED)

RBC Mid Cap Value Fund

	1 Year	3 Year	5 Year	Since Inception(k)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class I
- At Net Asset Value	0.91%	15.45%	13.92%	13.71%	0.84%	3.28%

Russell Midcap Value Index*	(2.07)%	13.69%	13.15%	13.40%

Aggregate Total Returns as of September 30, 2015 (Unaudited)

RBC Small Cap Value Fund

	1 Year	3 Year	5 Year	Since Inception(m)	Net Expense Ratio(2)(3)(4)	Gross Expense Ratio(2)(3)(4)
Class I
- At Net Asset Value	N/A	N/A	N/A	(2.42)%	1.00%	3.50%

Russell 2000 Value Index*	N/A	N/A	N/A	(7.28)%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect the most recent fiscal year or period ended September 30, 2015.

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2017 (October 31, 2017 for Mid Cap Value Fund). For Mid Cap Value Fund, effective August 3, 2015, the annual rate under the expense limitation agreement is 0.55% for Class I. Prior to August 3, 2015, the annual rate was 0.90% for Class I. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2015.

(3) For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

(4) Annualized.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990.

8

PERFORMANCE SUMMARY (UNAUDITED)

(c)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(d)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.
(e)	Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.
(f)	Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.
(g)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(h)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.
(i)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(j)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.
(k)	The since inception date (commencement of operations) of the Fund is December 31, 2009. The performance of the index since inception of the Fund is calculated from December 31, 2009.
(l)	Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is August 5, 1991. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.
(m)	The since inception date (commencement of operations) of the Fund is December 3, 2014. The performance of the index since inception of the Fund is calculated from December 3, 2014.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Microcap Index is an unmanaged index that measures the performance of 1000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

Seeks long-term growth by primarily investing in high quality, small and mid capitalization companies that display consistent revenue and earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the year ended September 30, 2015, the Fund had an annualized total return of 2.44% (Class I). That compares to an annualized total return of 3.35% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Favorable stock selection in the health care sector contributed positively to performance.

●    Strong security selection in the consumer discretionary and financials sectors also contributed positively to the Fund’s relative performance.

●    The Fund’s underweight position in the energy sector, which was the worst performing sector for the period, was also a positive contributor to results during the year.

●    Global Payments (payment processing software), HCC Insurance Holdings (property-casualty insurance), and Tractor Supply Company (specialty retail) were the top contributing stocks in the portfolio for the period.

Factors That Detracted From Relative Returns

●    Adverse security selection in the industrials and technology sectors detracted from the Fund’s performance.

●    An underweight in the consumer discretionary sector and an overweight in the industrials sector also negatively impacted relative performance.

●    The Fund’s modest cash balance in an upward trending market was a headwind during the period.

●    The worst contributing stocks in the portfolio were Unit Corporation (diversified energy operations), Oceaneering International (oil services), and Flowserve Corporation (flow control equipment).

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment Objective
Russell 2500 Growth Index				Benchmark

				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Tractor Supply Co.	2.66%	IDEXX Laboratories, Inc.	1.83%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Global Payments, Inc.	2.37%	LKQ Corp.	1.81%
HCC Insurance Holdings, Inc.	2.34%	Stericycle, Inc.	1.80%
Ultimate Software Group, Inc.	2.18%	Cantel Medical Corp.	1.67%
(The)		Monro Muffler Brake, Inc.	1.67%
Henry Schein, Inc.	2.11%

A listing of all portfolio holdings can be found beginning on page 22.

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

11

MANAGEMENT DISCUSSION AND TEST ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the year ended September 30, 2015, the Fund had an annualized total return of -8.50% (Class I). That compares to an annualized total return of 1.25% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Favorable stock selection in the energy and consumer staples sectors contributed positively to the Fund’s relative performance.
Factors That Detracted From Relative Returns

●    The Fund held an adverse underweight in the health care sector, especially the biotechnology industry sub-segment.

●    An overweight in the industrials sector adversely impacted performance, relative to the benchmark.

●    Stock selection in the health care and industrials sectors also contributed negatively to performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

12

MANAGEMENT DISCUSSION AND TEST ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark

				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)

Universal Electronics, Inc.	3.80%	Libbey, Inc.	3.11%	Top Ten Holdings
AZZ, Inc.	3.41%	Patrick Industries, Inc.	2.39%	(excluding
Tyler Technologies, Inc.	3.39%	Columbus McKinnon Corp.	2.30%	investment
Compass Diversified Holdings	3.17%	Destination XL Group, Inc.	2.02%	companies)
US Physical Therapy, Inc.	3.16%	TESSCO Technologies, Inc.	1.95%	(as of 9/30/15)
A listing of all portfolio holdings can be found beginning on page 25.				(% of fund’s net assets)

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the year ended September 30, 2015, the Fund had an annualized total return of -3.22% (Class I). That compares to an annualized total return of 1.25% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Favorable stock selection in the energy and consumer discretionary sectors contributed positively to relative performance.
Factors That Detracted From Relative Returns

●    The Fund held an adverse overweight in the industrials sector relative to the benchmark, negatively impacting performance.

●    An adverse health care sector underweight, especially in biotechnology, detracted from relative returns.

●    Unfavorable stock selection in the industrials and health care sectors was also a negative contributing factor.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap, small cap and micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark

				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Universal Electronics, Inc.	3.58%	AZZ, Inc.	2.68%	Top Ten Holdings
Synaptics, Inc.	3.52%	Synchronoss Technologies, Inc.	2.66%	(excluding
Tyler Technologies, Inc.	3.39%	West Pharmaceutical Services,	2.63%	investment
Compass Diversified Holdings	3.05%	Inc.		companies)
Libbey, Inc.	2.84%	EnerSys, Inc.	2.51%	(as of 9/30/15)
Patrick Industries, Inc.	2.72%			(% of fund’s
A listing of all portfolio holdings can be found beginning on page 29.				net assets)

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Investment Strategy

Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the year ended September 30, 2015, the Fund had an annualized total return of 0.04% (Class I). That compares to an annualized total return of -1.60% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    The Fund held a favorable underweight in the energy sector compared to the benchmark, which contributed to relative returns.

●    Favorable consumer discretionary and materials sectors stock selection contributed positively to relative performance.

Factors That Detracted From Relative Returns

●    The Fund held an adverse sector underweight in financials compared to the benchmark, which detracted from relative performance.

●    Adverse stock selection in the health care sector detracted from relative returns.

Mutual fund investing involves risk. Principal loss is possible. Investing in micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Value Index				Benchmark

				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
PAM Transportation Services, Inc.	1.10%	Methode Electronics, Inc.	0.90%	Top Ten Holdings
Federated National Holding Co.	1.04%	Patrick Industries, Inc.	0.89%	(excluding
Allied Motion Technologies, Inc.	1.02%	Ingles Markets, Inc., Class A	0.88%	investment
PharMerica Corp.	1.00%	Omega Protein Corp.	0.84%	companies)
Superior Uniform Group, Inc.	0.97%	Integrated Silicon Solution, Inc.	0.83%	(as of 9/30/15)
A listing of all portfolio holdings can be found beginning on page 32.				(% of fund’s net assets)

				Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation by investing in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. The Advisor uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis.

Performance

For the year ended September 30, 2015, the Fund had an annualized total return of 0.91%. That compares to an annualized total return of -2.07% for the Russell Midcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Stock selection was the primary driver of outperformance, with seven out of ten economic sectors contributing positively to returns, led by the materials, information technology, financials, and energy sectors.

●    The portfolio’s modest overweight to the energy sector and significant underweight to the utilities sector also contributed positively to relative Fund performance.

●    Top over stock contributors to the portfolio included AmTrust Financial Services (financials), Skyworks Solutions (information technology), Cytec Industries (materials), Mylan (health care), and Hartford Financial Services Group (financials). Cytec Industries and Mylan are no longer held by the Fund.

Factors That Detracted From Relative Returns

●    Sector allocation, a fallout of the Fund’s bottom-up stock selection, detracted from overall returns with a significant underweight to the health care sector and an overweight to the materials sector weighing most on Fund performance.

●    Largest stock detractors from the Fund included Range Resources (energy), Dynegy (utilities), Swift Transportation (industrials), United Rentals (industrials), and Calpine (utilities). United Rentals is no longer held by the Fund.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell Midcap Value Index				Benchmark

				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
LAM Research Corp.	4.46%	Lincoln National Corp.	3.15%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Skyworks Solutions, Inc.	4.22%	Fifth Third Bancorp	3.15%
Calpine Corp.	4.17%	National General Holdings Corp.	3.03%
Swift Transporation Co.	3.78%	AmTrust Financial Services, Inc.	2.97%
Dynegy, Inc.	3.41%
Hartford Financial Services Group, Inc. (The)	3.16%
A listing of all portfolio holdings can be found beginning on page 43.

				Growth of $10,000 Initial Investment Since Inception (12/31/09)

The graph reflects an initial investment of $10,000 over the period from December 31, 2009 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

19

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation compared to the Russell 2000 Value Index using a bottom-up stock selection approach by the Adviser, looking for small companies that are considered to be undervalued in relation to earnings, cash flow, and/or assets while also considering factors such as attractive and sustainable business fundamentals, near-term profitability improvement potential, financial strength, and management strength.

Performance

Since the Fund’s inception on December 3, 2014, the Fund had an annualized total return of -2.42% as of September 30, 2015. For the same period, the Russell 200 Value Index, the Fund’s primary benchmark, had an annualized total return of -7.28%.

Factors That Made Positive Contributions	● Favorable stock selection in the consumer discretionary, energy and financials sectors all contributed positively to relative performance.
Factors That Detracted From Relative Returns

●    Adverse health care stock selection had a negative impact on the Fund’s relative performance.

●    The Fund held an adverse underweight in the financials sector compared to the index, which detracted from relative returns.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

20

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell 2000 Value Index				Benchmark

				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Compass Diversified Holdings	3.16%	AmTrust Financial Services, Inc.	1.93%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Laclede Group, Inc. (The)	2.63%	Hanmi Financial Corp.	1.69%
NorthWestern Corp.	2.48%	EnerSys, Inc.	1.68%
Portland General Electric Co.	2.46%	Smith & Wesson Holding Corp.	1.61%
AMERISAFE, Inc.	1.97%	National General Holdings Corp.	1.59%
*A listing of all portfolio holdings can be found beginning on page 46.

				Growth of $10,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $10,000 over the period from December 3, 2014 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

21

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2015

Shares		Value

Common Stocks — 98.18%
Consumer Discretionary — 12.83%
14,610	Core-Mark Holding Co., Inc.	$956,225
16,000	Dorman Products, Inc.*	814,240
24,810	DSW, Inc., Class A	627,941
15,120	Gentherm, Inc.*	679,190
42,810	LKQ Corp.*	1,214,092
16,530	Monro Muffler Brake, Inc.	1,116,601
4,420	Panera Bread Co., Class A*	854,872
21,140	Tractor Supply Co.	1,782,525
16,840	Vitamin Shoppe, Inc.*	549,658

		8,595,344

Consumer Staples — 6.76%
9,100	Casey’s General Stores, Inc.	936,572
12,880	Church & Dwight Co., Inc.	1,080,632
9,800	PriceSmart, Inc.	757,932
10,150	TreeHouse Foods, Inc.*	789,569
19,930	United Natural Foods, Inc.*	966,804

		4,531,509

Energy — 1.23%
15,970	Oceaneering International, Inc.	627,302
17,670	Unit Corp.*	198,964

		826,266

Financials — 13.02%
4,810	Affiliated Managers Group, Inc.*	822,462
21,750	Eagle Bancorp, Inc.*	989,625
18,260	Eaton Vance Corp.	610,249
21,310	First Cash Financial Services, Inc.*	853,679
20,210	HCC Insurance Holdings, Inc.	1,565,669
18,380	PRA Group, Inc.*	972,670
21,720	Raymond James Financial, Inc.	1,077,964
15,570	RLI Corp.	833,462
7,250	Signature Bank*	997,310

		8,723,090

Health Care — 22.52%
19,700	Aceto Corp.	540,765
6,650	Bio-Techne Corp.	614,859
19,700	Cantel Medical Corp.	1,116,990
14,300	Cepheid, Inc.*	646,360
12,010	Charles River Laboratories International, Inc.*	762,875
16,630	Greatbatch, Inc.*	938,265
10,670	Henry Schein, Inc.*	1,416,122

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2015

Shares		Value

16,530	IDEXX Laboratories, Inc.*	$1,227,353
14,090	Integra LifeSciences Holdings Corp.*	839,059
7,410	Laboratory Corp of America Holdings*	803,763
17,430	Medidata Solutions, Inc.*	733,977
3,560	Mettler-Toledo International, Inc.*	1,013,674
16,720	NuVasive, Inc.*	806,238
16,820	PAREXEL International Corp.*	1,041,494
9,690	Varian Medical Systems, Inc.*	714,928
8,650	Waters Corp.*	1,022,517
15,760	West Pharmaceutical Services, Inc.	852,931

		15,092,170

Industrials — 16.00%
15,790	Clean Harbors, Inc.*	694,286
24,040	Copart, Inc.*	790,916
11,500	Flowserve Corp.	473,110
6,380	Huron Consulting Group, Inc.*	398,941
10,380	Landstar System, Inc.	658,818
8,250	Middleby Corp. (The)*	867,817
10,570	MSC Industrial Direct Co., Inc., Class A	645,087
10,840	Orbital ATK, Inc.	779,071
10,280	Proto Labs, Inc.*	688,760
8,650	Stericycle, Inc.*	1,205,031
8,550	Teledyne Technologies, Inc.*	772,065
6,230	Towers Watson & Co., Class A	731,277
10,670	WageWorks, Inc.*	481,004
14,510	Waste Connections, Inc.	704,896
20,430	Woodward, Inc.	831,501

		10,722,580

Information Technology — 20.34%
9,530	ANSYS, Inc.*	839,974
19,700	Bottomline Technologies (DE), Inc.*	492,697
22,100	Cardtronics, Inc.*	722,670
6,150	F5 Networks, Inc.*	712,170
13,840	Global Payments, Inc.	1,587,863
12,410	Guidewire Software, Inc.*	652,518
12,400	Jack Henry & Associates, Inc.	863,164
7,680	Mercadolibre, Inc.	699,341
18,930	Microchip Technology, Inc.	815,694
18,560	National Instruments Corp.	515,782
17,300	Open Text Corp.	774,175
12,580	SPS Commerce, Inc.*	854,056
23,020	Synopsys, Inc.*	1,063,064
8,170	Ultimate Software Group, Inc. (The)*	1,462,512
9,240	WEX, Inc.*	802,402

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2015

Shares		Value

10,080	Zebra Technologies Corp., Class A*	$771,624

		13,629,706

Materials — 5.48%
9,040	Airgas, Inc.	807,543
13,260	AptarGroup, Inc.	874,630
17,450	Balchem Corp.	1,060,437
13,700	HB Fuller Co.	464,978
8,550	Reliance Steel & Aluminum Co.	461,785

		3,669,373

Total Common Stocks		65,790,038

(Cost $47,039,814)
Investment Company — 1.94%
1,298,170	JPMorgan Prime Money Market Fund, Institutional Class	1,298,170

Total Investment Company		1,298,170

(Cost $1,298,170)

Total Investments		$67,088,208
(Cost $48,337,984)(a) — 100.12%

Liabilities in excess of other assets — (0.12)%		(82,411)

NET ASSETS — 100.00%		$67,005,797

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See Notes to Financial Statements.

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2015

Shares		Value

Common Stocks — 97.97%
Consumer Discretionary — 24.86%
122,103	Bridgepoint Education, Inc.*	$930,425
31,790	Carmike Cinemas, Inc.*	638,661
78,508	Delta Apparel, Inc.*	1,384,096
42,200	Destination Maternity Corp.	389,084
366,452	Destination XL Group, Inc.*	2,129,086
51,440	Grand Canyon Education, Inc.*	1,954,206
79,000	Kona Grill, Inc.*	1,244,250
100,700	Libbey, Inc.	3,283,827
56,820	Malibu Boats, Inc., Class A*	794,344
84,170	Papa Murphy’s Holdings, Inc.*	1,235,616
87,610	Performance Sports Group Ltd.*	1,175,726
16,000	Red Robin Gourmet Burgers, Inc.*	1,211,840
106,650	Salem Media Group, Inc.	652,698
106,636	Smith & Wesson Holding Corp.*	1,798,949
29,330	Superior Uniform Group, Inc.	525,887
207,100	Tandy Leather Factory, Inc.*	1,540,824
95,400	Universal Electronics, Inc.*	4,009,662
201,792	ZAGG, Inc.*	1,370,168

		26,269,349

Consumer Staples — 1.50%
30,840	John B Sanfilippo & Son, Inc.	1,580,858

Energy — 4.44%
121,560	Callon Petroleum Co.*	886,172
55,390	Gulfport Energy Corp.*	1,643,975
115,600	Ring Energy, Inc.*	1,140,972
103,750	Synergy Resources Corp.*	1,016,750

		4,687,869

Financials — 16.14%
200,300	Asta Funding, Inc.*	1,708,559
75,470	Atlas Financial Holdings, Inc.*	1,396,195
44,200	Boston Private Financial Holdings, Inc.	517,140
103,959	CoBiz Financial, Inc.	1,352,507
207,900	Compass Diversified Holdings	3,351,348
8,184	East West Bancorp, Inc.	314,429
26,280	First Bancorp/Southern Pines NC	446,760
41,050	Gramercy Property Trust, Inc. REIT	852,609
27,323	Heritage Financial Corp.	514,219
46,400	LaSalle Hotel Properties REIT	1,317,296
27,626	Mercantile Bank Corp.	574,068
9,100	National Interstate Corp.	242,788
70,684	Northrim BanCorp, Inc.	2,044,888
50,310	Pacific Premier Bancorp, Inc.*	1,022,299
23,510	Preferred Bank/Los Angeles CA	742,916

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2015

Shares		Value

31,510	State Bank Financial Corp.	$651,627

		17,049,648

Health Care — 6.29%
220,537	BioScrip, Inc.*	412,404
91,300	Exactech, Inc.*	1,591,359
217,308	Streamline Health Solutions, Inc.*	497,635
36,900	SurModics, Inc.*	805,896
74,400	US Physical Therapy, Inc.	3,339,816

		6,647,110

Industrials — 22.20%
30,990	Air Transport Services Group, Inc.*	264,965
74,000	AZZ, Inc.	3,603,060
134,015	Columbus McKinnon Corp.	2,433,712
48,210	Ducommun, Inc.*	967,575
107,900	Ennis, Inc.	1,873,144
57,000	GP Strategies Corp.*	1,300,740
53,300	Greenbrier Cos., Inc. (The)	1,711,463
311,300	Hudson Technologies, Inc.*	924,561
22,900	Jason Industries, Inc.*	100,302
32,300	Marten Transport Ltd.	522,291
78,830	NN, Inc.	1,458,355
21,305	Old Dominion Freight Line, Inc.*	1,299,605
64,060	Patrick Industries, Inc.*	2,529,729
107,640	PGT, Inc.*	1,321,819
202,600	Radiant Logistics, Inc.*	903,596
77,238	Sparton Corp.*	1,652,893
21,200	Sun Hydraulics Corp.	582,364

		23,450,174

Information Technology — 14.74%
11,692	Aspen Technology, Inc.*	443,244
10,440	comScore, Inc.*	481,806
310,100	CYREN Ltd.*	551,978
338,111	Glu Mobile, Inc.*	1,477,545
117,470	GSI Group, Inc.*	1,495,393
60,120	Interactive Intelligence Group, Inc.*	1,786,165
88,350	KEYW Holding Corp. (The)*	543,353
115,020	Sapiens International Corp.	1,325,030
60,020	Tangoe, Inc.*	432,144
98,142	TESSCO Technologies, Inc.	2,064,908
24,000	Tyler Technologies, Inc.*	3,583,440
55,065	Vishay Precision Group, Inc.*	638,203
141,720	Xplore Technologies Corp.*	755,368

		15,578,577

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2015

Shares		Value

Materials — 5.43%
22,116	Intertape Polymer Group, Inc.	$235,978
48,960	Koppers Holdings, Inc.	987,523
108,600	Landec Corp.*	1,267,362
234,900	OMNOVA Solutions, Inc.*	1,301,346
100,680	Real Industry, Inc.*	887,998
99,588	Universal Stainless & Alloy Products, Inc.*	1,053,641

		5,733,848

Telecommunication Services — 0.42%
415,700	Towerstream Corp.*	444,799

Utilities — 1.95%
55,800	Unitil Corp.	2,057,904

Total Common Stocks		103,500,136

(Cost $77,960,263)
Rights/Warrants — 0.27%
12,460	Imperial Holdings, Inc. Warrants, Expire 10/6/19*(a)	0
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*	157,556
6,203	US Concrete, Inc., Class B Warrants, Expire 8/31/17*	133,737

Total Rights/Warrants		291,293

(Cost $0)
Exchange Traded Funds — 0.63%
16,100	SPDR S&P Regional Banking	662,998

Total Exchange Traded Funds		662,998

(Cost $319,878)
Investment Company — 0.38%
398,873	JPMorgan Prime Money Market Fund, Institutional Class	398,873

Total Investment Company		398,873

(Cost $398,873)

Total Investments		$104,853,300
(Cost $78,679,014)(b) — 99.25%

Other assets in excess of liabilities — 0.75%		794,607

NET ASSETS — 100.00%		$105,647,907

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2015

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2015

Shares		Value

Common Stocks — 97.10%
Consumer Discretionary — 23.11%
10,570	Cavco Industries, Inc.*	$719,711
24,310	Core-Mark Holding Co., Inc.	1,591,089
71,800	Destination Maternity Corp.	661,996
586,000	Destination XL Group, Inc.*	3,404,660
72,800	Drew Industries, Inc.	3,975,608
186,400	Fox Factory Holding Corp.*	3,142,704
108,830	Grand Canyon Education, Inc.*	4,134,452
58,810	Helen of Troy Ltd.*	5,251,733
35,160	Iconix Brand Group, Inc.*	475,363
92,000	Kona Grill, Inc.*	1,449,000
203,420	Libbey, Inc.	6,633,526
119,704	Malibu Boats, Inc., Class A*	1,673,462
204,950	Performance Sports Group Ltd.*	2,750,429
153,220	Pier 1 Imports, Inc.	1,057,218
221,632	Smith & Wesson Holding Corp.*	3,738,932
70,092	Steven Madden Ltd.*	2,566,769
198,673	Universal Electronics, Inc.*	8,350,226
352,816	ZAGG, Inc.*	2,395,621

		53,972,499

Energy — 4.19%
98,950	Gulfport Energy Corp.*	2,936,836
307,500	Ring Energy, Inc.*	3,035,025
100,400	RSP Permian, Inc.*	2,033,100
182,130	Synergy Resources Corp.*	1,784,874

		9,789,835

Financials — 16.79%
116,800	AMERISAFE, Inc.	5,808,464
78,930	AmTrust Financial Services, Inc.	4,971,011
10,480	BancFirst Corp.	661,288
69,800	Chemical Financial Corp.	2,258,030
37,900	Community Bank System, Inc.	1,408,743
442,020	Compass Diversified Holdings	7,125,362
77,170	EverBank Financial Corp.	1,489,381
54,560	Gramercy Property Trust, Inc. REIT	1,133,211
83,190	LaSalle Hotel Properties REIT	2,361,764
123,770	National General Holdings Corp.	2,387,523
30,700	Pinnacle Financial Partners, Inc.	1,516,887
49,450	ProAssurance Corp.	2,426,512
139,790	Safeguard Scientifics, Inc.*	2,172,337
66,540	Texas Capital Bancshares, Inc.*	3,488,027

		39,208,540

Health Care — 7.39%
95,870	Air Methods Corp.*	3,268,208

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2015

Shares		Value

5,260	Analogic Corp.	$431,530
352,268	BioScrip, Inc.*	658,741
30,790	Hanger, Inc.*	419,976
50,340	Masimo Corp.*	1,941,110
47,440	OPKO Health, Inc.*	398,970
88,910	US Physical Therapy, Inc.	3,991,170
113,400	West Pharmaceutical Services, Inc.	6,137,208

		17,246,913

Industrials — 23.47%
478,200	ACCO Brands Corp.*	3,380,874
105,174	Astronics Corp.*	4,252,185
128,452	AZZ, Inc.	6,254,328
248,910	Columbus McKinnon Corp.	4,520,206
90,370	Ducommun, Inc.*	1,813,726
109,270	EnerSys, Inc.	5,854,687
115,058	GP Strategies Corp.*	2,625,624
120,070	Greenbrier Cos., Inc. (The)	3,855,448
164,470	Insteel Industries, Inc.	2,644,678
158,700	Interface, Inc.	3,561,228
166,880	NN, Inc.	3,087,280
49,200	Old Dominion Freight Line, Inc.*	3,001,200
160,863	Patrick Industries, Inc.*	6,352,480
19,050	Spirit Airlines, Inc.*	901,065
30,860	Wabtec Corp.	2,717,223

		54,822,232

Information Technology — 16.34%
94,640	Interactive Intelligence Group, Inc.*	2,811,754
76,990	InterDigital, Inc.	3,895,694
49,530	InvenSense, Inc.*	460,134
104,852	KEYW Holding Corp. (The)*	644,840
264,260	Mitel Networks Corp.*	1,704,477
99,700	Synaptics, Inc.*	8,221,262
189,290	Synchronoss Technologies, Inc.*	6,208,712
147,760	Take-Two Interactive Software, Inc.*	4,245,145
97,400	TESSCO Technologies, Inc.	2,049,296
53,030	Tyler Technologies, Inc.*	7,917,909

		38,159,223

Materials — 4.57%
139,960	Ferro Corp.*	1,532,562
138,311	FutureFuel Corp.	1,366,513
87,749	Koppers Holdings, Inc.	1,769,897
129,050	Landec Corp.*	1,506,013
375,500	OMNOVA Solutions, Inc.*	2,080,270
93,200	PH Glatfelter Co.	1,604,904

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2015

Shares		Value

77,091	Universal Stainless & Alloy Products, Inc.*	$815,623

		10,675,782

Utilities — 1.24%
53,000	Laclede Group, Inc. (The)	2,890,090

Total Common Stocks		226,765,114

(Cost $202,325,417)
Exchange Traded Funds — 0.10%
2,140	iShares Russell 2000 Index Fund	233,688

Total Exchange Traded Funds		233,688

(Cost $179,612)
Investment Company — 0.77%
1,796,035	JPMorgan Prime Money Market Fund, Institutional Class	1,796,035

Total Investment Company		1,796,035

(Cost $1,796,035)

Total Investments		$228,794,837
(Cost $204,301,064)(a) — 97.97%

Other assets in excess of liabilities — 2.03%		4,744,772

NET ASSETS — 100.00%		$233,539,609

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2015

Shares		Value

Common Stocks — 94.24%
Consumer Discretionary — 20.59%
25,100	AH Belo Corp., Class A	$123,743
3,725	Ambassadors International, Inc.*	23
600	Ambow Education Holding Ltd. ADR*(a)	2,430
11,800	AMC Entertainment Holdings, Inc., Class A	297,242
11,900	America’s Car-Mart, Inc.*	393,771
6,400	Arctic Cat, Inc.	141,952
3	Biglari Holdings, Inc.*	1,097
37,800	Books-A-Million, Inc.*	121,338
13,427	Bowl America, Inc., Class A	194,154
27,800	Bridgepoint Education, Inc.*	211,836
26,200	Build-A-Bear Workshop, Inc.*	494,918
11,800	Caleres, Inc.	360,254
45,100	Carriage Services, Inc.	973,709
18,200	Century Communities, Inc.*	361,270
17,800	Core-Mark Holding Co., Inc.	1,165,010
33,900	CSS Industries, Inc.	892,926
30,200	Delta Apparel, Inc.*	532,426
55,243	E.W. Scripps Co. (The), Class A	976,144
33,500	Entercom Communications Corp., Class A*	340,360
22,400	Flexsteel Industries, Inc.	700,000
32,600	Fred’s, Inc., Class A	386,310
44,800	Harte-Hanks, Inc.	158,144
16,900	Haverty Furniture Cos., Inc.	396,812
9,000	Helen of Troy Ltd.*	803,700
44,400	hhgregg, Inc.*	216,228
27,100	Hooker Furniture Corp.	637,934
10,500	JAKKS Pacific, Inc.*	89,460
20,500	Johnson Outdoors, Inc., Class A	432,550
19,190	Journal Media Group, Inc.	143,925
25,400	K12, Inc.*	315,976
23,500	Kid Brands, Inc.*	35
47,910	Lakeland Industries, Inc.*	665,470
95,270	Lazare Kaplan International, Inc.*	109,561
15,700	La-Z-Boy, Inc.	416,992
25,400	LeapFrog Enterprises, Inc.*	18,123
28,300	Lifetime Brands, Inc.	395,634
42,500	Luby’s, Inc.*	211,225
15,600	M/I Homes, Inc.*	367,848
45,900	Marcus Corp. (The)	887,706
28,500	MarineMax, Inc.*	402,705
2,140	Matthews International Corp., Class A	104,796
7,500	McRae Industries, Inc., Class A	205,500
22,600	Media General, Inc.*	316,174
21,300	Mestek, Inc.*	415,350
17,400	Modine Manufacturing Co.*	136,938
18,700	Movado Group, Inc.	483,021

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

4,700	NACCO Industries, Inc., Class A	$223,485
28,200	Nautilus, Inc.*	423,000
10,300	Nobility Homes, Inc.*	110,828
41,000	Orleans Homebuilders, Inc.*(a)(b)(c)	0
16,350	Perry Ellis International, Inc.*	359,046
119,400	Point.360*	119,400
51,900	Red Lion Hotels Corp.*	441,150
19,950	REX American Resources Corp.*	1,009,869
35,200	Rocky Brands, Inc.	499,488
61,500	Ruby Tuesday, Inc.*	381,915
15,700	Saga Communications, Inc., Class A	527,677
39,150	Salem Media Group, Inc.	239,598
39,000	Shiloh Industries, Inc.*	315,900
82	Sizmek, Inc.*	491
22,300	Stage Stores, Inc.	219,432
21,800	Standard Motor Products, Inc.	760,384
28,900	Stein Mart, Inc.	279,752
16,900	Stoneridge, Inc.*	208,546
14,600	Strattec Security Corp.	920,676
36,500	Superior Industries International, Inc.	681,820
75,800	Superior Uniform Group, Inc.	1,359,094
28,200	Systemax, Inc.*	211,218
65,200	Trans World Entertainment Corp.*	245,804
30,200	TravelCenters of America LLC*	311,966
32,100	Unifi, Inc.*	956,901
31,100	Universal Technical Institute, Inc.	109,161
30,000	Universal Travel Group*(a)(b)(c)	0
45,600	VOXX International Corp.*	338,352
1,397	Walking Co. Holdings, Inc. (The)*	7,334
15,700	WCI Communities, Inc.*	355,291
11,000	Weyco Group, Inc.	297,440

		28,917,738

Consumer Staples — 3.44%
7,350	Andersons, Inc. (The)	250,341
53,200	Central Garden and Pet Co.*	823,004
25,800	Ingles Markets, Inc., Class A	1,234,014
12,200	Oil-Dri Corp. of America	279,380
69,500	Omega Protein Corp.*	1,179,415
39,200	Roundy’s, Inc.*	90,944
73,000	Royal Hawaiian Orchards LP*	205,130
29,640	SpartanNash Co.	766,194

		4,828,422

Energy — 1.80%
9,200	Basic Energy Services, Inc.*	30,360
48,540	Callon Petroleum Co.*	353,856
4,500	Calumet Specialty Products Partners LP	109,260

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

14,600	Era Group, Inc.*	$218,562
7,500	Global Partners LP	212,475
22,600	Harvest Natural Resources, Inc.*	31,414
24,700	Natural Gas Services Group, Inc.*	476,710
26,800	Newpark Resources, Inc.*	137,216
9,800	Niska Gas Storage Partners LLC*	30,478
53,100	North American Energy Partners, Inc.	115,758
14,600	PHI, Inc.*	292,876
11,900	PHI, Inc., Non voting*	224,672
1,230	Sanchez Production Partners L.P.*	13,284
14,700	Swift Energy Co.*	5,534
17,600	Teekay Tankers, Ltd., Class A	121,440
110,300	Trico Marine Services, Inc.*(a)(b)(c)	0
51,400	W&T Offshore, Inc.	154,200

		2,528,095

Financials — 24.62%
39,150	Affirmative Insurance Holdings, Inc.*	744
12,800	AG Mortgage Investment Trust, Inc. REIT	194,816
14,500	Agree Realty Corp. REIT	432,825
14,970	American Independence Corp.*	151,197
29,990	Ameris Bancorp	862,213
21,800	Apollo Commercial Real Estate Finance, Inc. REIT	342,478
13,600	Apollo Residential Mortgage, Inc. REIT	172,176
58,600	Arbor Realty Trust, Inc. REIT	372,696
23,900	Ares Commercial Real Estate Corp. REIT	286,561
8,100	Arlington Asset Investment Corp., Class A	113,805
59,500	Asta Funding, Inc.*	507,535
17,400	Baldwin & Lyons, Inc., Class B	377,580
40,700	Banc of California, Inc.	499,389
12,400	Banco Latinoamericano de Comercio Exterior SA	287,060
49,900	Bancorp, Inc. (The)*	380,238
7,956	Bank of The Ozarks, Inc.	348,154
7,028	Banner Corp.	335,727
100,000	Beverly Hills Bancorp, Inc.*(a)(b)	1,000
33,600	California First National Bancorp	448,896
4,211	Capital Bank Financial Corp., Class A*	127,298
38,000	Capitol Bancorp Ltd.*(a)(b)(c)	0
37,100	Cedar Realty Trust, Inc. REIT	230,391
3,280	CIM Commercial Trust Corp. REIT	60,254
63,650	Citizens, Inc.*	472,283
101,200	Consumer Portfolio Services, Inc.*	503,976
15,756	Cowen Group, Inc., Class A*	71,847
35,777	Donegal Group, Inc., Class A	503,025
8,444	Donegal Group, Inc., Class B	156,214
73,540	Dynex Capital, Inc. REIT	482,422
34,050	EMC Insurance Group, Inc.	790,301
24,800	Federal Agricultural Mortgage Corp., Class C	643,064

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

60,900	Federated National Holding Co.	$1,462,818
29,500	First Defiance Financial Corp.	1,078,520
9,400	First Financial Corp.	304,090
41,200	First Merchants Corp.	1,080,264
38,000	First Place Financial Corp.*(a)(b)(c)	0
42,000	First State Bancorporation*(a)(b)(c)	0
660	Flagstar Bancorp, Inc.*	13,570
19,400	Forestar Group, Inc.*	255,110
36,500	GAIN Capital Holdings, Inc.	265,720
11,200	Getty Realty Corp. REIT	176,960
7,100	Guaranty Bancorp.	116,937
7,000	HCI Group, Inc.	271,390
16,200	Heritage Insurance Holdings, Inc.*	319,626
33,300	HF Financial Corp.	540,459
10,458	Hilltop Holdings, Inc.*	207,173
6,040	HomeTrust Bancshares, Inc.*	112,042
45,700	Independence Holding Co.	592,272
7,800	Infinity Property & Casualty Corp.	628,212
7,000	Investors Title Co.	507,220
28,400	JAVELIN Mortgage Investment Corp. REIT	171,252
41,600	JMP Group, Inc.	258,336
16,500	Kansas City Life Insurance Co.	775,335
29,900	Manning & Napier, Inc.	220,064
30,890	Marlin Business Services Corp.	475,397
20,200	MidSouth Bancorp, Inc.	236,340
23,100	Monmouth Real Estate Investment Corp. REIT	225,225
45,000	MutualFirst Financial, Inc.	1,064,250
5,300	National Security Group, Inc. (The)	81,832
3,500	National Western Life Insurance Co., Class A	779,450
9,900	Navigators Group, Inc. (The)*	772,002
22,067	Nicholas Financial, Inc.*	286,430
29,900	OFG Bancorp.	261,027
20,600	One Liberty Properties, Inc. REIT	439,398
15,700	Onebeacon Insurance Group, Ltd., Class A	220,428
9,700	Oppenheimer Holdings, Inc., Class A	194,097
14,800	Pacific Mercantile Bancorp*	99,604
2,468	Park Sterling Corp.	16,782
18,000	PennyMac Financial Services, Inc. Class A*	288,000
25,200	Peoples Bancorp, Inc.	523,908
7,300	Piper Jaffray Cos.*	264,041
15,900	Provident Financial Holdings, Inc.	266,802
17,400	Ramco-Gershenson Properties Trust REIT	261,174
8,100	RE/MAX Holdings, Inc. Class A	291,438
22,500	Regional Management Corp.*	348,750
39,674	Reis, Inc.	898,616
5,100	Resource Capital Corp. REIT	56,967
9,100	Safety Insurance Group, Inc.	492,765
12,300	Simmons First National Corp., Class A	589,539

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

6,793	South State Corp.	$522,178
33,500	Southwest Bancorp, Inc.	549,735
68,823	Sterling Bancorp	1,023,398
10,600	Stewart Information Services Corp.	433,646
3,140	Sun Bancorp, Inc.*	60,256
22,000	UMH Properties, Inc. REIT	204,600
52,000	Unico American Corp.*	555,360
88,216	United Community Financial Corp.	441,080
19,000	United Western Bancorp, Inc.*(a)(b)(c)	0
10,800	Urstadt Biddle Properties, Inc. REIT, Class A	202,392
21,900	Walker & Dunlop, Inc.*	571,152
14,041	Western Asset Mortgage Capital Corp. REIT	177,057
23,400	Whitestone REIT	269,802
31,800	Winthrop Realty Trust REIT	456,648
12,100	ZAIS Financial Corp. REIT	162,140

		34,577,241

Health Care — 5.07%
39,339	Aceto Corp.	1,079,855
30,800	Albany Molecular Research, Inc.*	536,536
11,000	American Shared Hospital Services*	21,230
34,900	AngioDynamics, Inc.*	460,331
42,660	BioScrip, Inc.*	79,774
18,200	Cambrex Corp.*	722,176
18,800	CONMED Corp.	897,512
10,300	Cross Country Healthcare, Inc.*	140,183
55,200	CryoLife, Inc.	537,096
55,200	Five Star Quality Care, Inc.*	170,568
20,370	Hanger, Inc.*	277,847
4,700	Invacare Corp.	68,009
6,300	Kewaunee Scientific Corp.	103,005
9,662	Kindred Healthcare, Inc.	152,177
15,000	MedCath Corp.*(a)(b)(c)	0
49,300	PharMerica Corp.*	1,403,571
11,125	Symmetry Surgical, Inc.*	99,013
21,100	Triple-S Management Corp., Class B*	375,791

		7,124,674

Industrials — 21.29%
38,500	Aegean Marine Petroleum Network, Inc.	259,490
3,000	Aegion Corp.*	49,440
22,300	Aerojet Rocketdyne Holdings, Inc.*	360,814
17,300	Alamo Group, Inc.	808,775
80,900	Allied Motion Technologies, Inc.	1,437,593
7,100	Altra Industrial Motion Corp.	164,152
47,700	Ameresco, Inc., Class A*	280,476
11,400	Ampco-Pittsburgh Corp.	124,374
8,100	AMREP Corp.*	38,718

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

9,100	Argan, Inc.	$315,588
20,200	CAI International, Inc.*	203,616
49,800	CBIZ, Inc.*	489,036
20,700	CDI Corp.	176,985
8,774	CECO Environmental Corp.	71,859
35,900	Celadon Group, Inc.	575,118
85,425	Cenveo, Inc.*	160,599
2,400	Chicago Rivet & Machine Co.	60,000
17,800	Comfort Systems USA, Inc.	485,228
31,878	Compx International, Inc.	350,339
30,800	Dolan Co. (The)*(a)(b)	0
13,600	Douglas Dynamics, Inc.	270,096
27,500	Ducommun, Inc.*	551,925
16,100	Dycom Industries, Inc.*	1,164,996
45	Eagle Bulk Shipping, Inc.*	267
13,100	Eastern Co. (The)	212,220
8,480	Ecology and Environment, Inc., Class A	99,216
13,600	Encore Wire Corp.	444,312
40,500	Ennis, Inc.	703,080
4,600	EnPro Industries, Inc.	180,182
20,100	Espey Manufacturing & Electronics Corp.	487,425
27,000	Federal Signal Corp.	370,170
19,900	FLY Leasing Ltd. ADR	262,680
42,400	Furmanite Corp.*	257,792
11,300	G&K Services, Inc., Class A	752,806
4,147	Genco Shipping & Trading Ltd.*	16,215
32,900	Gibraltar Industries, Inc.*	603,715
22,100	Global Power Equipment Group, Inc.	81,107
27,900	Golden Ocean Group Ltd.	68,634
11,260	GP Strategies Corp.*	256,953
15,350	Greenbrier Cos., Inc. (The)	492,889
29,000	Griffon Corp.	457,330
22,250	Hardinge, Inc.	204,255
7,600	Hill International, Inc.*	24,928
23,350	International Shipholding Corp.	89,431
23,500	Jinpan International Ltd.	85,070
9,900	Kadant, Inc.	386,199
11,700	Key Technology, Inc.*	141,102
7,600	Kforce, Inc.	199,728
34,800	Kimball International, Inc., Class B	329,208
3,908	Kratos Defense & Security Solutions, Inc.*	16,492
64,000	LECG Corp.*(a)(b)	0
33,000	LS Starrett Co. (The), Class A	398,640
44,250	LSI Industries, Inc.	373,470
40,700	Lydall, Inc.*	1,159,543
30,012	Marten Transport Ltd.	485,294
44,100	Meritor, Inc.*	468,783
72,000	Mesa Air Group, Inc.*(a)(b)(c)	0

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

85,194	MFC Industrial Ltd.	$243,655
34,900	Miller Industries, Inc.	681,946
18,000	Mistras Group, Inc.*	231,300
4,900	National Presto Industries, Inc.	412,874
29,500	NN, Inc.	545,750
15,800	Northwest Pipe Co.*	206,348
34,500	Orion Marine Group, Inc.*	206,310
46,900	PAM Transportation Services, Inc.*	1,550,045
5,200	Paragon Shipping, Inc., Class A*	1,716
31,740	Patrick Industries, Inc.*	1,253,413
11,700	PowerSecure International, Inc.*	134,784
25,000	RCM Technologies, Inc.	123,250
20,500	Rush Enterprises, Inc., Class A*	496,100
39,700	Safe Bulkers, Inc.	109,572
11,500	SL Industries, Inc.*	391,000
20,950	Sparton Corp.*	448,330
9,700	Standex International Corp.	730,895
53,820	Supreme Industries, Inc., Class A	448,321
4,269	SYKES Enterprises, Inc.*	108,859
22,200	Tredegar Corp.	290,376
11,800	Universal Forest Products, Inc.	680,624
13,900	USA Truck, Inc.*	239,497
19,000	Viad Corp.	550,810
43,200	Volt Information Sciences, Inc.*	393,120
33,600	Willdan Group, Inc.*	340,704
35,200	Willis Lease Finance Corp.*	572,352

		29,900,304

Information Technology — 9.13%
60,700	Acorn Energy, Inc.*	6,319
10,800	Black Box Corp.	159,192
26,000	Blucora, Inc.*	358,020
59,200	CIBER, Inc.*	188,256
50,000	Comarco, Inc.*	8,750
18,400	Communications Systems, Inc.	153,456
34,800	CTS Corp.	644,148
25,600	Digi International, Inc.*	301,824
24,700	Edgewater Technology, Inc.*	180,804
30,600	Electro Rent Corp.	317,628
14,400	Electro Scientific Industries, Inc.	66,816
12,500	ePlus, Inc.*	988,375
40,800	Everi Holdings, Inc.*	209,304
8,000	Exar Corp.*	47,600
8,200	Fabrinet*	150,306
21,532	GSI Group, Inc.*	274,102
33,400	Insight Enterprises, Inc.*	863,390
54,375	Integrated Silicon Solution, Inc.	1,168,519
13,000	JinkoSolar Holding Co. Ltd. ADR*	285,220

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

4,800	Kemet Corp.*	$8,832
26,100	Kimball Electronics, Inc.*	311,373
18,300	Magal Security Systems Ltd.*	76,677
2,285	Mecklermedia Corp.*	777
39,700	Methode Electronics, Inc.	1,266,430
33,500	Newport Corp.*	460,625
70,415	Optical Cable Corp.	242,932
7,600	Park Electrochemical Corp.	133,684
45,200	PC Connection, Inc.	936,996
58,700	Perceptron, Inc.*	445,533
31,730	Photronics, Inc.*	287,474
40,600	Richardson Electronics Ltd.	239,134
24,600	Rudolph Technologies, Inc.*	306,270
60,100	Sigmatron International, Inc.*	422,503
2,433	STR Holdings, Inc.	924
25,600	TESSCO Technologies, Inc.	538,624
23,200	Vishay Precision Group, Inc.*	268,888
650	WPCS International, Inc.*	884
35,300	XO Group, Inc.*	498,789

		12,819,378

Materials — 3.86%
27,200	American Vanguard Corp.	314,432
37,000	Blue Earth Refineries, Inc.*(a)(b)(c)	0
15,700	China Green Agriculture, Inc.	26,863
15,400	Friedman Industries, Inc.	92,400
31,390	FutureFuel Corp.	310,133
4,300	Hawkins, Inc.	165,550
13,900	Innospec, Inc.	646,489
15,300	KMG Chemicals, Inc.	295,137
12,900	Materion Corp.	387,258
21,600	Myers Industries, Inc.	289,440
6,800	Neenah Paper, Inc.	396,304
26	North American Palladium Ltd.*	87
18,100	Olympic Steel, Inc.	180,095
63,920	OMNOVA Solutions, Inc.*	354,117
5,200	Quaker Chemical Corp.	400,816
10,900	Real Industry, Inc.*	96,138
18,400	Schulman (A), Inc.	597,448
4,700	Stepan Co.	195,567
67,100	Thompson Creek Metals Co., Inc.*	29,316
22,100	Trecora Resources*	274,482
16,000	Universal Stainless & Alloy Products, Inc.*	169,280

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Shares		Value

3,200	Vulcan International Corp.	$191,456

		5,412,808

Telecommunication Services — 0.76%
46,300	Premiere Global Services, Inc.*	636,162
25,800	Spok Holdings, Inc.	424,668

		1,060,830

Utilities — 3.68%
15,500	American States Water Co.	641,700
5,108	California Water Service Group	112,989
20,085	Chesapeake Utilities Corp.	1,066,112
18,700	Connecticut Water Service, Inc.	682,924
16,100	Delta Natural Gas Co., Inc.	329,406
16,600	Empire District Electric Co. (The)	365,698
24,300	Middlesex Water Co.	579,312
18,600	SJW Corp.	571,950
22,276	Unitil Corp.	821,539

		5,171,630

Total Common Stocks		132,341,120

(Cost $112,063,871)
Preferred Stocks — 0.71%
3,122	Alere, Inc.	999,071

Total Preferred Stocks		999,071

(Cost $504,723)
Exchange Traded Funds — 3.09%
59,350	iShares Russell Microcap Index Fund	4,139,663
13,400	PowerShares Zacks Micro Cap Portfolio	193,898

Total Exchange Traded Funds		4,333,561

(Cost $4,777,463)
Rights/Warrants — 0.12%
724	Eagle Bulk Shipping, Inc. Warrants, Expire 10/15/21*	369
992	Genco Shipping & Trading Ltd. Warrants, Expire 7/9/21*	407
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*	91,059
3,585	US Concrete, Inc., Class B Warrants, Expire 8/31/17*	77,292

Total Rights/Warrants		169,127

(Cost $73,488)

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

Principal Amount		Value

Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)(c)	$0
1,625	Trenwick America Corp.*(a)(b)(c)	0

Total Corporate Bonds		0

(Cost $0)

Shares
Investment Company — 1.83%
2,572,498	JPMorgan Prime Money Market Fund, Institutional Class	2,572,498

Total Investment Company		2,572,498

(Cost $2,572,498)

Total Investments	$140,415,377
(Cost $119,992,043)(d) — 99.99%

Other assets in excess of liabilities — 0.01%	19,688

NET ASSETS — 100.00%	$140,435,065

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2015

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	This security is considered illiquid as to its marketability.
The total investment in restricted and illiquid securities representing $1,000, or less than 0.00% of net assets, was as follows:

				9/30/15
				Carrying
Acquisition		Acquisition	Acquisition	Value
Shares	Issuer	Date	Cost	Per Unit
100,000	Beverly Hills Bancorp, Inc.	07/30/2007	$745,716	$ 0.01
37,000	Blue Earth Refineries, Inc.	11/24/2003	$—	$—
38,000	Capitol Bancorp Ltd.	09/27/2004	$1,137,893	$—
30,800	Dolan Co. (The)	09/13/2010	$161,504	$—
38,000	First Place Financial Corp.	02/18/2004	$730,667	$—
42,000	First State Bancorporation	09/28/2004	$668,082	$—
64,000	LECG Corp.	05/23/2008	$618,298	$—
15,000	MedCath Corp.	05/23/2008	$78,842	$—
72,000	Mesa Air Group, Inc.	11/01/2006	$635,933	$—
41,000	Orleans Homebuilders, Inc.	12/12/2006	$685,227	$—
110,300	Trico Marine Services, Inc.	02/03/2009	$518,857	$—
30,000	Universal Travel Group	09/13/2010	$157,113	$—
19,000	United Western Bancorp, Inc.	09/26/2007	$173,961	$—

Acquisition Principal Amount
$1,947	Trenwick America Corp.	05/18/2006	$—	$—
$1,625	Trenwick America Corp.	05/18/2006	$—	$—

(c)	Security delisted or issuer in bankruptcy.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund

September 30, 2015

Shares		Value

Common Stocks — 100.20%
Consumer Discretionary — 11.24%
4,270	Ascena Retail Group, Inc.*	$59,396
1,930	Brunswick Corp.	92,428
1,479	Grand Canyon Education, Inc.*	56,187
2,655	Jarden Corp.*	129,776
2,420	Newell Rubbermaid, Inc.	96,098
980	Penske Automotive Group, Inc.	47,471
381	Tenneco, Inc.*	17,057
470	Whirlpool Corp.	69,212

		567,625

Energy — 6.42%
1,010	Concho Resources, Inc.*	99,283
2,064	Gulfport Energy Corp.*	61,260
490	Pioneer Natural Resources Co.	59,604
3,240	Range Resources Corp.	104,069

		324,216

Financials — 32.38%
860	American Financial Group, Inc.	59,263
2,380	AmTrust Financial Services, Inc.	149,892
2,290	CIT Group, Inc.	91,669
4,420	Columbia Property Trust, Inc. REIT	102,544
3,340	Compass Diversified Holdings	53,841
8,400	Fifth Third Bancorp	158,844
3,487	Hartford Financial Services Group, Inc. (The)	159,635
10,540	Huntington Bancshares, Inc.	111,724
3,267	LaSalle Hotel Properties REIT	92,750
3,350	Lincoln National Corp.	158,991
7,917	National General Holdings Corp.	152,719
3,530	Sterling Bancorp	52,491
2,250	Synovus Financial Corp.	66,600
2,760	Unum Group	88,541
3,720	XL Group Plc	135,110

		1,634,614

Health Care — 2.33%
960	Laboratory Corp of America Holdings*	104,131
110	Universal Health Services, Inc., Class B	13,729

		117,860

Industrials — 14.39%
1,170	Alaska Air Group, Inc.	92,957
1,080	Carlisle Cos., Inc.	94,370
1,070	Herman Miller, Inc.	30,859
1,270	Jacobs Engineering Group, Inc.*	47,536
970	Oshkosh Corp.	35,240

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2015

Shares		Value

768	Regal-Beloit Corp.	$43,354
1,180	Ryder System, Inc.	87,367
929	Spirit Airlines, Inc.*	43,942
620	Stanley Black & Decker, Inc.	60,128
12,701	Swift Transporation Co.*	190,769

		726,522

Information Technology — 15.49%
1,960	Arrow Electronics, Inc.*	108,349
1,750	Freescale Semiconductor Ltd.*	64,015
3,450	LAM Research Corp.	225,389
730	NXP Semiconductor NV*	63,561
2,530	Skyworks Solutions, Inc.	213,051
3,278	Synchronoss Technologies, Inc.*	107,518

		781,883

Materials — 6.34%
1,040	Avery Dennison Corp.	58,833
770	Carpenter Technology Corp.	22,923
1,214	Crown Holdings, Inc.*	55,541
3,695	Ferro Corp.*	40,460
510	PolyOne Corp.	14,963
540	Reliance Steel & Aluminum Co.	29,165
1,910	WestRock Co.	98,250

		320,135

Telecommunication Services — 2.21%
23,456	Frontier Communications Corp.	111,416

Utilities — 9.40%
14,436	Calpine Corp.*	210,766
1,360	CMS Energy Corp.	48,035
540	DTE Energy Co.	43,400
8,330	Dynegy, Inc.*	172,181

		474,382

Total Common Stocks		5,058,653

(Cost $5,447,256)
Investment Company — 1.38%
69,487	JPMorgan Prime Money Market Fund, Institutional Class	69,487

Total Investment Company		69,487

(Cost $69,487)

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2015

Value

Total Investments (Cost $5,516,743)(a) — 101.58%	$5,128,140

Liabilities in excess of other assets — (1.58)%	(79,661)

NET ASSETS — 100.00%	$5,048,479

*	Non-income producing security.
(a)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT – Real Estate Investment Trust

See Notes to Financial Statements.

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2015

Shares		Value

Common Stocks — 96.24%
Consumer Discretionary — 12.20%
1,910	Ascena Retail Group, Inc.*	$26,568
1,890	Bridgepoint Education, Inc.*	14,402
1,130	Carriage Services, Inc.	24,397
1,250	Conn’s, Inc.*	30,050
2,080	Dana Holding Corp.	33,030
2,560	Destination Maternity Corp.	23,603
770	Helen of Troy Ltd.*	68,761
1,220	Jarden Corp.*	59,634
2,240	Libbey, Inc.	73,046
2,300	Pier 1 Imports, Inc.	15,870
4,860	Smith & Wesson Holding Corp.*	81,988
7,690	Tandy Leather Factory, Inc.*	57,214
2,670	Taylor Morrison Home Corp., Class A*	49,822
1,470	Universal Electronics, Inc.*	61,784

		620,169

Consumer Staples — 1.46%
1,450	John B Sanfilippo & Son, Inc.	74,327

Energy — 3.99%
6,130	Callon Petroleum Co.*	44,688
1,510	Gulfport Energy Corp.*	44,817
4,540	Ring Energy, Inc.*	44,810
1,350	RSP Permian, Inc.*	27,337
4,210	Synergy Resources Corp.*	41,258

		202,910

Financials — 38.90%
1,060	American Financial Group, Inc.	73,045
2,010	AMERISAFE, Inc.	99,957
1,560	AmTrust Financial Services, Inc.	98,249
1,790	Capital Bank Financial Corp., Class A*	54,112
1,780	Cardinal Financial Corp.	40,958
940	Chatham Lodging Trust REIT	20,191
2,150	Chemical Financial Corp.	69,553
4,010	CoBiz Financial, Inc.	52,170
1,470	Columbia Property Trust, Inc. REIT	34,104
1,650	Community Bank System, Inc.	61,331
9,970	Compass Diversified Holdings	160,716
2,010	CubeSmart REIT	54,692
3,430	DiamondRock Hospitality Co. REIT	37,901
890	DuPont Fabros Technology, Inc. REIT	23,033
380	EastGroup Properties, Inc. REIT	20,588
2,780	EverBank Financial Corp.	53,654
3,400	Hanmi Financial Corp.	85,680
3,200	Heritage Financial Corp.	60,224
1,410	LaSalle Hotel Properties REIT	40,030

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2015

Shares		Value

3,430	Mercantile Bank Corp.	$71,275
4,180	National General Holdings Corp.	80,632
2,150	Northrim BanCorp, Inc.	62,200
3,520	Parkway Properties, Inc. REIT	54,771
1,380	ProAssurance Corp.	67,717
1,670	Ramco-Gershenson Properties Trust REIT	25,067
880	Reinsurance Group of America, Inc.	79,719
2,670	Rexford Industrial Realty, Inc. REIT	36,819
2,260	Safeguard Scientifics, Inc.*	35,120
1,460	STAG Industrial, Inc. REIT	26,587
4,180	Sterling Bancorp	62,157
2,700	Synovus Financial Corp.	79,920
1,000	Terreno Realty Corp. REIT	19,640
1,170	Texas Capital Bancshares, Inc.*	61,331
3,660	United Community Banks, Inc.	74,810

		1,977,953

Health Care — 3.67%
5,040	BioScrip, Inc.*	9,425
820	Merit Medical Systems, Inc.*	19,606
2,320	PharMerica Corp.*	66,050
310	Teleflex, Inc.	38,505
980	West Pharmaceutical Services, Inc.	53,038

		186,624

Industrials — 14.82%
10,330	ACCO Brands Corp.*	73,033
3,790	Columbus McKinnon Corp.	68,826
1,590	EnerSys, Inc.	85,192
3,980	Ennis, Inc.	69,093
2,070	Greenbrier Cos., Inc. (The)	66,468
1,920	Herman Miller, Inc.	55,373
600	Kirby Corp.*	37,170
2,900	Marten Transport Ltd.	46,893
2,950	NN, Inc.	54,575
1,880	Patrick Industries, Inc.*	74,241
2,970	PGT, Inc.*	36,472
580	Primoris Services Corp.	10,388
1,470	Roadrunner Transportation Systems, Inc.*	27,048
1,740	Sparton Corp.*	37,236
250	Spirit Airlines, Inc.*	11,825

		753,833

Information Technology — 8.43%
980	Coherent, Inc.*	53,606
2,980	Fairchild Semiconductor International, Inc.*	41,839
6,310	GSI Group, Inc.*	80,326
4,960	Mitel Networks Corp.*	31,992

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2015

Shares		Value

3,410	Sapiens International Corp.	$39,283
710	Synaptics, Inc.*	58,547
1,290	Synchronoss Technologies, Inc.*	42,312
2,090	Take-Two Interactive Software, Inc.*	60,046
1,780	Vishay Precision Group, Inc.*	20,630

		428,581

Materials — 5.21%
670	Ashland, Inc.	67,415
1,250	Crown Holdings, Inc.*	57,188
2,750	Ferro Corp.*	30,113
280	Kaiser Aluminum Corp.	22,470
6,760	OMNOVA Solutions, Inc.*	37,450
930	Reliance Steel & Aluminum Co.	50,229

		264,865

Utilities — 7.56%
2,450	Laclede Group, Inc. (The)	133,599
2,340	NorthWestern Corp.	125,962
3,380	Portland General Electric Co.	124,959

		384,520

Total Common Stocks		4,893,782

(Cost $5,079,893)
Investment Company — 5.16%
262,339	RBC Prime Money Market Fund, Institutional Class 1(a)	262,339

Total Investment Company		262,339

(Cost $262,339)

Total Investments		$5,156,121
(Cost $5,342,232)(b) — 101.40%

Liabilities in excess of other assets — (1.40)%		(71,305)

NET ASSETS — 100.00%		$5,084,816

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

    See Notes to Financial Statements.

48

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2015

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund		RBC Small Cap Value Fund
Assets:
Unaffiliated investments (cost $48,337,984, $78,679,014, $204,301,064, $119,992,043, $5,516,743 and $5,079,893, respectively)	$67,088,208	$104,853,300	$228,794,837	$140,415,377		$5,128,140		$4,893,782
Affiliated investments (cost $0, $0, $0, $0, $0 and $262,339, respectively)	—	—	—	—		—		262,339
Cash	—	2,444	—	—		654		—
Interest and dividends receivable	13,722	33,977	132,023	217,521		5,915		7,097
Receivable from advisor	—	—	—	—		17,180		4,701
Receivable for capital shares issued	1,675	100	4,492,805	28,580		—		—
Receivable for investments sold	—	1,528,005	569,292	—		44,507		6,322
Prepaid expenses	15,052	16,028	15,843	15,369		9,249		10,799

Total Assets	67,118,657	106,433,854	234,004,800	140,676,847		5,205,645		5,185,040

Liabilities:
Payable for capital shares redeemed	5,145	35,628	110,364	41,098		—		—
Payable for investments purchased	—	590,465	104,805	—		110,341		21,522
Accrued expenses and other payables:
Investment advisory fees	33,449	78,764	108,549	87,676		—		—
Administration fees	4,166	6,876	14,740	8,910		321		—
Audit fees	34,433	34,433	34,433	34,433		34,433		31,651
Trustees’ fees	35	65	107	71		2		255
Distribution fees	7,791	1,189	4,928	7,773		—		—
Shareholder reports	3,164	5,534	10,501	8,030		923		157
Transfer agent fees	15,423	22,443	63,680	40,006		1,017		590
Offering Costs	—	—	—	—		—		37,742
Other	9,254	10,550	13,084	13,785		10,129		8,307

Total Liabilities	112,860	785,947	465,191	241,782		157,166		100,224

Net Assets	$67,005,797	$105,647,907	$233,539,609	$140,435,065		$5,048,479		$5,084,816

Net Assets Consist Of:
Capital	$41,993,576	$73,833,485	$206,887,466	$118,131,680		$4,999,364		$5,182,529
Undistributed net investment income (loss)	(213,748)	(337,037)	(256,363)	420,278		16,222		44,446
Accumulated net realized gains (losses) from investment transactions and foreign currency	6,475,745	5,977,173	2,414,733	1,459,773		421,496		43,952
Net unrealized appreciation (depreciation) on investments and foreign currency	18,750,224	26,174,286	24,493,773	20,423,334		(388,603)		(186,111)

Net Assets	$67,005,797	$105,647,907	$233,539,609	$140,435,065		$5,048,479		$5,084,816

Net Assets:
Class A	$12,070,380	$1,410,435	$7,302,579	$10,300,186	$	N/A	$	N/A
Class I	54,935,417	104,237,472	226,237,030	130,134,879		5,048,479		5,084,816

Total	$67,005,797	$105,647,907	$233,539,609	$140,435,065		$5,048,479		$5,084,816

49

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund		RBC Small Cap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	889,401	69,970	255,817	398,058		N/A		N/A
Class I	3,741,214	5,019,024	7,640,754	5,020,832		449,155		522,464

Total	4,630,615	5,088,994	7,896,571	5,418,890		449,155		522,464

Net Asset Values and Redemption Prices per Share:
Class A(a)	$13.57	$20.16	$28.55	$25.88	$	N/A	$	N/A

Class I	$14.68	$20.77	$29.61	$25.92		$11.24		$9.73

Maximum Offering Price Per Share:
Class A	$14.40	$21.39	$30.29	$27.46	$	N/A	$	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%		N/A		N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2015

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund	RBC Small Cap Value Fund(a)
Investment Income:
Dividend income - unaffiliated	$ 392,644	$ 1,247,197	$ 2,625,667	$ 2,364,387	$ 72,237	$ 71,526
Dividend income - affiliated	—	—	—	—	—	38
Foreign tax withholding	(2,042)	(8,105)	—	(2,868)	—	(248)

Total Investment Income	390,602	1,239,092	2,625,667	2,361,519	72,237	71,316

Expenses:
Investment advisory fees	502,769	1,157,841	2,208,014	1,379,097	34,759	34,072
Distribution fees - Class A	32,726	5,179	21,610	25,797	—	—
Accounting fees	28,591	31,266	37,988	32,662	25,248	20,829
Administration fees	53,868	93,987	194,825	114,925	3,724	—
Audit fees	34,392	34,421	34,481	34,432	34,358	31,651
Custodian fees	2,211	4,203	10,047	2,676	14,117	1,867
Insurance fees	6,200	6,200	6,200	6,200	6,200	2,566
Legal fees	3,907	7,008	13,691	8,347	1,136	2,991
Registration and filing fees	39,408	37,801	41,489	40,343	27,809	4,469
Shareholder reports	7,657	16,926	31,882	22,610	2,643	599
Transfer agent fees - Class A	30,620	9,945	7,506	36,499	—	—
Transfer agent fees - Class I	64,301	113,838	319,066	187,786	5,892	4,455
Trustees’ fees	2,475	4,405	8,989	5,334	169	391
Offering Costs	—	—	—	—	—	39,527
Other fees	8,885	10,229	11,451	23,169	6,959	5,935

Total expenses before fee waiver/reimbursement	818,010	1,533,249	2,947,239	1,919,877	163,014	149,352
Expenses waived/reimbursed by:
Advisor	(174,774)	(174,636)	(587,690)	(254,479)	(121,257)	(106,773)

Net Expenses	643,236	1,358,613	2,359,549	1,665,398	41,757	42,579

Net Investment Income (Loss)	(252,634)	(119,521)	266,118	696,121	30,480	28,737

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	6,699,435	6,831,032	2,340,320	2,743,790	489,794	34,794
Net change in unrealized appreciation/depreciation on investments and foreign currency	(4,506,588)	(16,136,752)	(11,397,830)	(3,615,849)	(495,004)	(186,111)

Net realized/unrealized gains (losses) from investments	2,192,847	(9,305,720)	(9,057,510)	(872,059)	(5,210)	(151,317)

Change in net assets resulting from operations	$ 1,940,213	$ (9,425,241)	$ (8,791,392)	$ (175,938)	$ 25,270	$ (122,580)

(a)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

51

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

From Investment Activities:
Operations:
Net investment loss	$(252,634)	$(386,680)
Net realized gains from investment transactions	6,699,435	10,397,097
Net change in unrealized appreciation/depreciation on investments	(4,506,588)	(6,815,021)

Change in net assets resulting from operations	1,940,213	3,195,396

Distributions to Class A Shareholders:
From net realized gains	(1,963,533)	(975,004)

Distributions to Class I Shareholders:
From net realized gains	(8,245,280)	(4,316,659)

Change in net assets resulting from shareholder distributions	(10,208,813)	(5,291,663)

Capital Transactions:
Proceeds from shares issued	4,285,393	4,665,975
Distributions reinvested	10,155,094	5,273,833
Cost of shares redeemed	(7,997,868)	(14,177,804)

Change in net assets resulting from capital transactions	6,442,619	(4,237,996)

Net decrease in net assets	(1,825,981)	(6,334,263)

Net Assets:
Beginning of year	68,831,778	75,166,041

End of year	$67,005,797	$68,831,778

Distributions in excess of net investment income	$(213,748)	$(274,742)

Share Transactions:
Issued	278,020	265,083
Reinvested	672,204	311,764
Redeemed	(503,955)	(844,567)

Change in shares resulting from capital transactions	446,269	(267,720)

See Notes to Financial Statements.

52

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Enterprise Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment loss	$(119,521)	$(297,532)
Net realized gains from investment transactions	6,831,032	15,985,230
Net change in unrealized appreciation/depreciation on investments	(16,136,752)	(18,244,181)

Change in net assets resulting from operations	(9,425,241)	(2,556,483)

Distributions to Class A Shareholders:
From net realized gains	(331,213)	(74,553)

Distributions to Class I Shareholders:
From net investment income	—	(64,697)
From net realized gains	(15,298,012)	(3,481,882)

Change in net assets resulting from shareholder distributions	(15,629,225)	(3,621,132)

Capital Transactions:
Proceeds from shares issued	888,263	2,576,317
Distributions reinvested	14,771,510	3,407,825
Cost of shares redeemed	(11,893,907)	(14,776,619)

Change in net assets resulting from capital transactions	3,765,866	(8,792,477)

Net decrease in net assets	(21,288,600)	(14,970,092)
Net Assets:
Beginning of year	126,936,507	141,906,599

End of year	$105,647,907	$126,936,507

Distributions in excess of net investment income	$(337,037)	$(73,803)

Share Transactions:
Issued	37,073	94,459
Reinvested	623,105	121,845
Redeemed	(499,838)	(535,479)

Change in shares resulting from capital transactions	160,340	(319,175)

See Notes to Financial Statements.

53

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$266,118	$(119,153)
Net realized gains from investment transactions	2,340,320	8,357,764
Net change in unrealized appreciation/depreciation on investments	(11,397,830)	(4,183,607)

Change in net assets resulting from operations	(8,791,392)	4,055,004

Distributions to Class A Shareholders:
From net realized gains	(322,051)	(282,136)

Distributions to Class I Shareholders:
From net realized gains	(8,220,883)	(4,284,423)

Change in net assets resulting from shareholder distributions	(8,542,934)	(4,566,559)

Capital Transactions:
Proceeds from shares issued	83,369,369	105,186,260
Distributions reinvested	8,268,614	4,485,112
Cost of shares redeemed	(58,838,792)	(38,696,913)

Change in net assets resulting from capital transactions	32,799,191	70,974,459

Net increase in net assets	15,464,865	70,462,904

Net Assets:
Beginning of year	218,074,744	147,611,840

End of year	$233,539,609	$218,074,744

Distributions in excess of net investment income	$(256,363)	$—

Share Transactions:
Issued	2,525,339	3,251,526
Reinvested	253,357	138,999
Redeemed	(1,774,935)	(1,200,249)

Change in shares resulting from capital transactions	1,003,761	2,190,276

See Notes to Financial Statements.

54

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Microcap Value Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$696,121	$784,402
Net realized gains from investment transactions and foreign currency	2,743,790	13,369,889
Net change in unrealized appreciation/depreciation on investments	(3,615,849)	(3,873,913)

Change in net assets resulting from operations	(175,938)	10,280,378

Distributions to Class A Shareholders:
From net investment income	(32,359)	(55,248)
From net realized gains	(227,428)	—

Distributions to Class I Shareholders:
From net investment income	(862,426)	(1,284,232)
From net realized gains	(3,513,670)	—

Change in net assets resulting from shareholder distributions	(4,635,883)	(1,339,480)

Capital Transactions:
Proceeds from shares issued	22,586,350	21,721,063
Distributions reinvested	4,210,277	1,252,611
Cost of shares redeemed	(25,924,177)	(38,872,261)

Change in net assets resulting from capital transactions	872,450	(15,898,587)

Net decrease in net assets	(3,939,371)	(6,957,689)
Net Assets:
Beginning of year	144,374,436	151,332,125

End of year	$140,435,065	$144,374,436

Undistributed net investment income	$420,278	$414,733

Share Transactions:
Issued	795,930	796,454
Reinvested	152,213	46,085
Redeemed	(931,900)	(1,461,430)

Change in shares resulting from capital transactions	16,243	(618,891)

See Notes to Financial Statements.

55

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Mid Cap Value Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$30,480	$12,737
Net realized gains from investment transactions	489,794	889,620
Net change in unrealized appreciation/depreciation on investments	(495,004)	(284,541)

Change in net assets resulting from operations	25,270	617,816

Distributions to Class I Shareholders:
From net investment income	(15,820)	(10,724)
From net realized gains	(876,067)	(286,231)

Change in net assets resulting from shareholder distributions	(891,887)	(296,955)

Capital Transactions:
Proceeds from shares issued	1,401,090	1,065,484
Distributions reinvested	843,794	296,955
Cost of shares redeemed	(932,149)	(61,516)

Change in net assets resulting from capital transactions	1,312,735	1,300,923

Net increase in net assets	446,118	1,621,784
Net Assets
Beginning of year	4,602,361	2,980,577

End of year	$5,048,479	$4,602,361

Undistributed net investment income	$16,222	$2,155

Share Transactions:
Issued	111,075	79,798
Reinvested	70,316	24,521
Redeemed	(73,531)	(4,422)

Change in shares resulting from capital transactions	107,860	99,897

See Notes to Financial Statements.

56

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC Small Cap Value Fund
For the Period Ended September 30, 2015(a)
From Investment Activities:
Operations:
Net investment income	$28,737
Net realized gains from investment transactions	34,794
Net change in unrealized appreciation/depreciation on investments	(186,111)

Change in net assets resulting from operations	(122,580)

Distributions to Class I Shareholders:
From net investment income	(14,660)

Change in net assets resulting from shareholder distributions	(14,660)

Capital Transactions:
Proceeds from shares issued	5,207,396
Distributions reinvested	14,660

Change in net assets resulting from capital transactions	5,222,056

Net increase in net assets	5,084,816
Net Assets:
Beginning of period	—

End of period	$5,084,816

Undistributed net investment income	$44,446

Share Transactions:
Issued	521,010
Reinvested	1,454

Change in shares resulting from capital transactions	522,464

(a)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

57

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2015	$15.60	(0.08)(a)	0.53	(b)	0.45	(2.48)	(2.48)	$13.57
Year Ended September 30, 2014	16.10	(0.11)(a)	0.77	(b)	0.66	(1.16)	(1.16)	15.60
Year Ended September 30, 2013	14.61	(0.09)(a)	3.35	(b)	3.26	(1.77)	(1.77)	16.10
Year Ended September 30, 2012	11.41	(0.10)(a)	3.30	(b)	3.20	—	—	14.61
Year Ended September 30, 2011	10.94	(0.10)(a)	0.57	(b)	0.47	—	—	11.41
Class I
Year Ended September 30, 2015	$16.65	(0.05)(a)	0.56	(b)	0.51	(2.48)	(2.48)	$14.68
Year Ended September 30, 2014	17.07	(0.08)(a)	0.82	(b)	0.74	(1.16)	(1.16)	16.65
Year Ended September 30, 2013	15.34	(0.06)(a)	3.56	(b)	3.50	(1.77)	(1.77)	17.07
Year Ended September 30, 2012	11.95	(0.07)(a)	3.46	(b)	3.39	—	—	15.34
Year Ended September 30, 2011	11.43	(0.07)(a)	0.59	(b)	0.52	—	—	11.95

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

58

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2015	2.20%	$12,070	1.10%	(0.56%)	1.45%	18%
Year Ended September 30, 2014	3.90%	12,503	1.14%†	(0.70%)	1.47%	17%
Year Ended September 30, 2013	25.08%	13,620	1.35%	(0.65%)	1.46%	16%
Year Ended September 30, 2012	28.16%	29,755	1.35%	(0.77%)	1.60%	10%
Year Ended September 30, 2011	4.21%	23,593	1.35%	(0.75%)	1.61%	13%
Class I
Year Ended September 30, 2015	2.44%	$54,935	0.85%	(0.31%)	1.07%	18%
Year Ended September 30, 2014	4.16%	56,329	0.89%†	(0.45%)	1.04%	17%
Year Ended September 30, 2013	25.48%	61,546	1.10%	(0.40%)	1.20%	16%
Year Ended September 30, 2012	28.37%	32,825	1.10%	(0.52%)	1.35%	10%
Year Ended September 30, 2011	4.55%	33,835	1.10%	(0.49%)	1.35%	13%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
†	Beginning November 27, 2013, the net operating expenses were contractually limited to 1.10% and 0.85% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2014.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

59

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2015	$25.16	(0.07)(a)	(1.72)	(b)	(1.79)	—	(3.21)	(3.21)	$20.16
Year Ended September 30, 2014	26.48	(0.12)(a)	(0.52)	(b)	(0.64)	—	(0.68)	(0.68)	25.16
Year Ended September 30, 2013	19.45	0.06(a)	6.99	(b)	7.05	(0.02)	—	(0.02)	26.48
Year Ended September 30, 2012	14.27	(0.02)(a)	5.20	(b)	5.18	—	—	—	19.45
Year Ended September 30, 2011	14.43	(0.07)(a)	(0.09)	(b)	(0.16)	—	—	—	14.27
Class I
Year Ended September 30, 2015	$25.77	(0.02)(a)	(1.77)	(b)	(1.79)	—	(3.21)	(3.21)	$20.77
Year Ended September 30, 2014	27.05	(0.06)(a)	(0.53)	(b)	(0.59)	(0.01)	(0.68)	(0.69)	25.77
Year Ended September 30, 2013	19.85	0.10(a)	7.16	(b)	7.26	(0.06)	—	(0.06)	27.05
Year Ended September 30, 2012	14.53	0.12(a)	5.20	(b)	5.32	—	—	—	19.85
Year Ended September 30, 2011	14.67	(0.04)(a)	(0.10)	(b)	(0.14)	—	—	—	14.53

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

60

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2015	(8.73%)	1,410	1.33%	(0.30%)	1.85%	16%
Year Ended September 30, 2014	(2.62%)	2,708	1.33%	(0.45%)	1.75%	19%
Year Ended September 30, 2013	36.31%	3,025	1.33%	0.25%	1.54%	16%
Year Ended September 30, 2012	36.30%	1,387	1.33%	(0.12%)	1.58%	13%
Year Ended September 30, 2011	(1.11%)	1,320	1.33%	(0.44%)	1.57%	27%
Class I
Year Ended September 30, 2015	(8.50%)	104,237	1.08%	(0.09%)	1.21%	16%
Year Ended September 30, 2014	(2.36%)	124,229	1.08%	(0.20%)	1.20%	19%
Year Ended September 30, 2013	36.69%	138,882	1.08%	0.44%	1.29%	16%
Year Ended September 30, 2012	36.61%	27	0.99%	0.67%	1.26%	13%
Year Ended September 30, 2011	(0.96%)	3,378	1.08%	(0.25%)	1.29%	27%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

61

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2015	$30.66	(0.04)(a)	(0.91)	(b)	(0.95)	—	(1.16)	(1.16)	$28.55
Year Ended September 30, 2014	30.53	(0.09)(a)	1.04	(b)	0.95	—	(0.82)	(0.82)	30.66
Year Ended September 30, 2013	24.45	0.09(a)	7.65	(b)	7.74	(0.08)	(1.58)	(1.66)	30.53
Year Ended September 30, 2012	20.02	(0.06)(a)	5.89	(b)	5.83	—	(1.40)	(1.40)	24.45
Year Ended September 30, 2011	19.99	(0.09)(a)	0.12	(b)	0.03	—	—	—	20.02
Class I(c)
Year Ended September 30, 2015	$31.68	0.04(a)	(0.95)	(b)	(0.91)	—	(1.16)	(1.16)	$29.61
Year Ended September 30, 2014	31.45	(0.01)(a)	1.06	(b)	1.05	—	(0.82)	(0.82)	31.68
Year Ended September 30, 2013	25.11	0.12(a)	7.92	(b)	8.04	(0.12)	(1.58)	(1.70)	31.45
Year Ended September 30, 2012	20.49	—(a)(b)	6.02	(b)	6.02	—	(1.40)	(1.40)	25.11
Year Ended September 30, 2011	20.41	(0.02)(a)	0.10	(b)	0.08	—	—	—	20.49

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

62

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2015	(3.47%)	$ 7,303	1.15%	(0.13%)	1.34%	36%
Year Ended September 30, 2014	3.05%	8,971	1.15%	(0.30%)	1.57%	29%
Year Ended September 30, 2013	33.57%	9,186	1.17%†	0.34%	1.48%	26%
Year Ended September 30, 2012	29.76%	4,117	1.30%	(0.27%)	1.77%	35%
Year Ended September 30, 2011	0.20%	1,420	1.30%	(0.37%)	1.80%	40%
Class I(b)
Year Ended September 30, 2015	(3.22%)	$226,237	0.90%	0.11%	1.13%	36%
Year Ended September 30, 2014	3.29%	209,104	0.90%	(0.04%)	1.13%	29%
Year Ended September 30, 2013	33.96%	138,426	0.90%†	0.47%	1.20%	26%
Year Ended September 30, 2012	30.08%	53,147	1.05%	(0.01%)	1.52%	35%
Year Ended September 30, 2011	0.39%	42,647	1.05%	(0.09%)	1.54%	40%

*	Excludes sales charge.
†	Beginning November 27, 2012, the net operating expenses were contractually limited to 1.15% and 0.90% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2013.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

63

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2015	$26.68	0.06(a)	(0.06)	(b)	—	(0.10)	(0.70)	(0.80)	$25.88
Year Ended September 30, 2014	25.10	0.09(a)	1.69	(b)	1.78	(0.20)	—	(0.20)	26.68
Year Ended September 30, 2013	18.91	0.15(a)	6.18	(b)	6.33	(0.14)	—	(0.14)	25.10
Year Ended September 30, 2012	14.30	0.09(a)	4.57	(b)	4.66	(0.05)	—	(0.05)	18.91
Year Ended September 30, 2011	14.59	0.05(a)	(0.32)	(b)	(0.27)	(0.02)	—	(0.02)	14.30
Class I(c)
Year Ended September 30, 2015	$26.73	0.13(a)	(0.07)	(b)	0.06	(0.17)	(0.70)	(0.87)	$25.92
Year Ended September 30, 2014	25.13	0.15(a)	1.71	(b)	1.86	(0.26)	—	(0.26)	26.73
Year Ended September 30, 2013	18.93	0.20(a)	6.18	(b)	6.38	(0.18)	—	(0.18)	25.13
Year Ended September 30, 2012	14.33	0.13(a)	4.58	(b)	4.71	(0.11)	—	(0.11)	18.93
Year Ended September 30, 2011	14.62	0.08(a)	(0.30)	(b)	(0.22)	(0.07)	—	(0.07)	14.33

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

64

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2015	(0.18%)	$ 10,300	1.32%	0.20%	1.69%	5%
Year Ended September 30, 2014	7.09%	10,029	1.32%	0.32%	1.69%	11%
Year Ended September 30, 2013	33.66%	6,417	1.32%	0.69%	1.52%	4%
Year Ended September 30, 2012	32.62%	4,289	1.32%	0.51%	1.60%	5%
Year Ended September 30, 2011	(1.85%)	3,852	1.32%	0.28%	1.60%	2%
Class I(b)
Year Ended September 30, 2015	0.04%	$130,135	1.07%	0.47%	1.22%	5%
Year Ended September 30, 2014	7.39%	134,345	1.07%	0.55%	1.23%	11%
Year Ended September 30, 2013	33.96%	144,915	1.07%	1.08%	1.26%	4%
Year Ended September 30, 2012	32.97%	126,432	1.07%	0.76%	1.35%	5%
Year Ended September 30, 2011	(1.59%)	105,991	1.07%	0.51%	1.35%	2%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

65

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended September 30, 2015	$13.49	0.08(a)	0.20	—	0.28	(0.04)	(2.49)	(2.53)	$11.24
Year Ended September 30, 2014	12.35	0.04(a)	2.31	—	2.35	(0.04)	(1.17)	(1.21)	13.49
Year Ended September 30, 2013	10.34	0.06(a)	2.59	—	2.65	(0.16)	(0.48)	(0.64)	12.35
Year Ended September 30, 2012	9.42	0.09(a)	2.69	—	2.78	(0.10)	(1.76)	(1.86)	10.34
Year Ended September 30, 2011	10.80	0.13(a)	(0.52)	—	(0.39)	(0.47)	(0.52)	(0.99)	9.42

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

See Notes to Financial Statements.

66

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate
Class I
Year Ended September 30, 2015	0.91%	$5,048	0.84%†	0.61%	3.28%	184%
Year Ended September 30, 2014	20.14%	4,602	0.90%	0.33%	3.71%	162%
Year Ended September 30, 2013	26.93%	2,981	0.90%	0.51%	4.66%	113%
Year Ended September 30, 2012	31.73%	2,185	0.90%	0.89%	5.31%	160%
Year Ended September 30, 2011	(5.35%)	1,659	0.90%	1.12%	5.59%	174%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
†	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.55% of average daily net assets for Class I. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2015.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

67

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class I
Period Ended September 30, 2015(b)	$ 10.00	0.06(a)	(0.30)	—	(0.24)	(0.03)	—	(0.03)	$ 9.73

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

68

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate
Class I
Period Ended September 30, 2015(b)	(2.42%)(c)	$5,085	1.00%(d)	0.67%(d)	3.50%(d)	41%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

69

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following six investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Mid Cap Value Fund (“Mid Cap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth, Enterprise, Small Cap Core and Microcap Value Funds offer two share classes: Class A and Class I shares. On November 27, 2012, Class C shares were converted to Class A shares for the SMID Cap Growth, Enterprise, Small Cap Core and Microcap Value Funds and Class S shares were converted to Class I shares for SMID Cap Growth and Enterprise Funds. For the Small Cap Core and Microcap Value Funds, which did not previously have Class I shares, the Class S shares were redesignated as Class I shares. The Mid Cap Value Fund and Small Cap Value Fund offer Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies:

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the close of regular trading on the exchange and are categorized as Level 1 in the fair value hierarchy. An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally

70

NOTES TO FINANCIAL STATEMENTS

will be used and such securities will generally categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and

71

NOTES TO FINANCIAL STATEMENTS

assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

•   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2015 is as follows:

Investments in Securities	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
SMID Cap Growth Fund	$67,088,208(	a)	$—	$—	$67,088,208
Enterprise Fund	104,853,300(	a)	—	—	104,853,300
Small Cap Core Fund	228,794,837(	a)	—	—	228,794,837
Microcap Value Fund	137,920,456(	a)	2,494,921(b)	—	140,415,377
Mid Cap Value Fund	5,128,140(	a)	—	—	5,128,140
Small Cap Value Fund	5,156,121(	a)	—	—	5,156,121

(a) The breakdown of the Fund’s investments into major categories is disclosed in the Schedules of Portfolio Investments.

(b) Represents securities in the Consumer Discretionary ($851,061), Consumer Staples ($205,130), Financials ($239,046), Information Technology ($8,750), Materials ($191,456), Preferred Stock ($999,071), and Rights/Warrants ($407) sections of the Schedule of Portfolio Investments.

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2015.

72

NOTES TO FINANCIAL STATEMENTS

During the period ended September 30, 2015, the Funds, except Enterprise Fund and Microcap Value Fund, recognized no transfers to/from Level 1 or Level 2. For Enterprise Fund, securities were transferred from Level 2 to Level 1 in the amount of $71,024 since the trading market became active for the securities. For Microcap Value Fund, transfers to Level 2 from Level 1 in the amount of $124,430 were due to the absence of an active trading market for the securities on September 30, 2015; Securities were transferred from Level 2 to Level 1 in the amount of $1,344,697 since the trading market became active for the securities. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Enterprise Fund
(Common Stocks-Industrials)
Balance as of 09/30/14 (value)	$ 8,916
Sales	(11,146)
Gain (loss)	11,146
Change in unrealized appreciation/ (depreciation)	(8,916)

Balance as of 09/30/15 (value)	$ —

	Microcap Value Fund
	(Common Stocks- Financials)	(Common Stocks- Industrials)	(Rights/Warrants- Financials)
Balance as of 09/30/14 (value)	$ 4	$ 1,879	$ —
Transfers in	475(a)	109(a)	—
Net sales	—	—	(32,960)
Realized gain (loss)	—	—	32,960
Change in unrealized appreciation (depreciation) *	(479)	(1,988)	—

Balance as of 9/30/15 (value)	$ —	$ —	$ —

(a) These securities were transferred to Level 3 due to lack of a current market quotation and was valued at fair market value as determined in good faith by the Board or persons acting at their direction using unobservable inputs.

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Funds’ investments are (i) an estimation of a normalized earnings level for the company and (ii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s

73

NOTES TO FINANCIAL STATEMENTS

agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no repurchase agreements held during the year ended September 30, 2015.

Affiliated Investments:

Small Cap Value Fund invests in other Funds of the Trust (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value December 3, 2014 (Inception)	Purchases	Sales	Value September 30, 2015	Dividends
Investments in RBC Prime Money Market Fund — Institutional Class 1
Small Cap Value Fund	$—	$1,263,709	$1,001,370	$262,339	$38

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Small Cap Value Fund were incurred by the Fund. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statements of Operations. Unamortized offering costs are included in prepaid expenses on the Statements of Assets and Liabilities.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution.

74

NOTES TO FINANCIAL STATEMENTS

Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss and basis adjustments on investments in real estate investment trusts (REITs), passive foreign investment companies (PFICs) and partnerships.), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2015, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
SMID Cap Growth Fund	$(313,628)	$ 313,628	$ —
Enterprise Fund	(154,018)	(143,713)	297,731
Small Cap Core Fund	—	(522,481)	522,481
Microcap Value Fund	(556)	204,209	(203,653)
Mid Cap Value Fund	—	(593)	593
Small Cap Value Fund	(39,527)	30,369	9,158

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreements, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%

Enterprise Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Mid Cap Value Fund	All Net Assets	0.70%
Small Cap Value Fund	All Net Assets	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until January 31, 2017 (October 31, 2017 for Mid Cap Value Fund).

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NOTES TO FINANCIAL STATEMENTS

	Class A Annual Rate	Class I Annual Rate
SMID Cap Growth Fund	1.10%	0.85%
Enterprise Fund	1.33%	1.08%
Small Cap Core Fund	1.15%	0.90%
Microcap Value Fund	1.32%	1.07%
Mid Cap Value Fund	N/A	0.55%	*
Small Cap Value Fund	N/A	1.00%

* Prior to August 3, 2015, the annual rate for Mid Cap Value Fund under the expense limitation agreement was 0.90% for Class I.

Each Fund will carry forward, for a period not to exceed 12 months (for each of the Funds except Small Cap Value Fund which is for a period not to exceed 3 years from the end of the fiscal year in which fee was waived or reimbursement made) from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. At September 30, 2015, the amounts subject to possible recoupment under the expense limitation agreement are $174,774, $174,636, $587,690, $254,479, $121,257 and $106,609 for SMID Cap Growth, Enterprise, Small Cap Core, Microcap Value, Mid Cap Value and Small Cap Value Funds, respectively. There was no recoupment of expense reimbursements/waivers during the period. Amounts from prior years are no longer subject to recoupment.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees Small Cap Value Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. For the period ended September 30, 2015, the amount waived was $164 and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) receives from each Fund except Small Cap Value Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. BNY Mellon receives a fee for its services payable by each Fund based on each Funds’ average net assets. RBC GAM (US)’s fee is listed as “Administration fees” in the Statements of Operations. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $41,500 ($46,000 effective October 1, 2015). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $5,500 ($6,000 effective October 1, 2015) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

In conjunction with the launch of the Mid Cap Value Fund and Small Cap Value Fund, the Advisor invested seed capital to provide each of these two Funds with its initial investment assets. The table

76

NOTES TO FINANCIAL STATEMENTS

below shows, as of September 30, 2015, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund
Mid Cap Value Fund	$5,048,479	276,533	61.6%
Small Cap Value Fund	$5,084,816	501,454	96.0%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%	*

* Under the Plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended September 30, 2015, there were no fees waived by the Distributor.

For the year ended September 30, 2015, the Distributor received commissions of $14,595 front-end sales charges of Class A shares of the Funds, of which $2,680 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2015.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year or period ended September 30, 2015 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$13,241,415	$12,385,696
Enterprise Fund	19,720,278	32,203,904
Small Cap Core Fund	114,077,658	88,722,479
Microcap Value Fund	16,911,982	6,721,432
Mid Cap Value Fund	9,375,024	8,848,846
Small Cap Value Fund	7,114,970	2,069,306

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, certain of the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Capital Institutional Services Inc. (“CAPIS”) and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$304,193	$429,973	$115,122	$1,263,574
Distributions reinvested	1,949,610	972,776	303,050	62,473
Cost of shares redeemed	(1,037,992)	(2,102,266)	(1,291,739)	(1,489,567)

Change in Class A	$1,215,811	$(699,517)	$(873,567)	$(163,520)

Class I
Proceeds from shares issued	$3,981,200	$4,236,002	$773,141	$1,312,743
Distributions reinvested	8,205,484	4,301,057	14,468,460	3,345,352
Cost of shares redeemed	(6,959,876)	(12,075,538)	(10,602,168)	(13,287,052)

Change in Class I	$5,226,808	$(3,538,479)	$4,639,433	$(8,628,957)

Change in net assets resulting from capital transactions	$6,442,619	$(4,237,996)	$3,765,866	$(8,792,477)

SHARE TRANSACTIONS:
Class A
Issued	20,456	26,496	4,948	47,080
Reinvested	137,296	60,534	13,136	2,283
Redeemed	(69,800)	(131,690)	(55,736)	(55,954)

Change in Class A	87,952	(44,660)	(37,652)	(6,591)

Class I
Issued	257,564	238,587	32,125	47,379
Reinvested	534,908	251,230	609,969	119,562
Redeemed	(434,155)	(712,877)	(444,102)	(479,525)

Change in Class I	358,317	(223,060)	197,992	(312,584)

Change in shares resulting from capital transactions	446,269	(267,720)	160,340	(319,175)

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,859,528	$9,702,806	$4,721,749	$4,715,644
Distributions reinvested	319,421	278,675	203,435	41,961
Cost of shares redeemed	(3,359,271)	(10,215,549)	(4,150,550)	(1,513,631)

Change in Class A	$(1,180,322)	$(234,068)	$774,634	$3,243,974

Class I
Proceeds from shares issued	$81,509,841	$95,483,454	$17,864,601	$17,005,419
Distributions reinvested	7,949,193	4,206,437	4,006,842	1,210,650
Cost of shares redeemed	(55,479,521)	(28,481,364)	(21,773,627)	(37,358,630)

Change in Class I	$33,979,513	$71,208,527	$97,816	$(19,142,561)

Change in net assets resulting from capital transactions	$32,799,191	$70,974,459	$872,450	$(15,898,587)

78

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	57,418	308,318	166,680	173,944
Reinvested	10,114	8,889	7,352	1,543
Redeemed	(104,297)	(325,453)	(151,879)	(55,207)

Change in Class A	(36,765)	(8,246)	22,153	120,280

Class I
Issued	2,467,921	2,943,208	629,250	622,510
Reinvested	243,243	130,110	144,861	44,542
Redeemed	(1,670,638)	(874,796)	(780,021)	(1,406,223)

Change in Class I	1,040,526	2,198,522	(5,910)	(739,171)

Change in shares resulting from capital transactions	1,003,761	2,190,276	16,243	(618,891)

	Mid Cap Value Fund		Small Cap Value Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2015 (a)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,401,090	$1,065,484	$5,207,396
Distributions reinvested	843,794	296,955	14,660
Cost of shares redeemed	(932,149)	(61,516)	-

Change in net assets resulting from capital transactions	$1,312,735	$1,300,923	$5,222,056

SHARE TRANSACTIONS:
Class I
Issued	111,075	79,798	521,010
Reinvested	70,316	24,521	1,454
Redeemed	(73,531)	(4,422)	-

Change in shares resulting from capital transactions	107,860	99,897	522,464

(a) For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2012, 2013, 2014 and 2015 for all funds except Small Cap Value Fund, which is for the period ended September 30, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized

79

NOTES TO FINANCIAL STATEMENTS

tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

As of September 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SMID Cap Growth Fund	$48,528,805	$21,225,640	$(2,666,237)	$18,559,403
Enterprise Fund	78,475,002	36,058,029	(9,679,731)	26,378,298
Small Cap Core Fund	204,809,540	48,497,181	(24,511,884)	23,985,297
Microcap Value Fund	120,193,149	49,114,166	(28,891,938)	20,222,228
Mid Cap Value Fund	5,622,219	112,811	(606,890)	(494,079)
Small Cap Value Fund	5,334,822	261,064	(439,765)	(178,701)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and the timing of income recognition in partnerships.

The tax character of distributions during the fiscal year ended September 30, 2015 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$ 10,208,813	$ 10,208,813	$ 10,208,813
Enterprise Fund	—	15,629,225	15,629,225	15,629,225
Small Cap Core Fund	1,478,926	7,064,008	8,542,934	8,542,934
Microcap Value Fund	894,785	3,741,098	4,635,883	4,635,883
Mid Cap Value Fund	635,033	256,854	891,887	891,887
Small Cap Value Fund	14,660	—	14,660	14,660

The tax character of distributions during the fiscal year ended September 30, 2014 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$ 5,291,663	$ 5,291,663	$ 5,291,663
Enterprise Fund	64,651	3,556,481	3,621,132	3,621,132
Small Cap Core Fund	1,427,473	3,139,086	4,566,559	4,566,559
Microcap Value Fund	1,339,480	—	1,339,480	1,339,480
Mid Cap Value Fund	149,648	147,307	296,955	296,955

80

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gain	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
SMID Cap Growth Fund	$—	$6,691,847	$6,691,847	$—	$(239,029)	$18,559,403	$25,012,221
Enterprise Fund	—	5,773,161	5,773,161	—	(337,037)	26,378,298	31,814,422
Small Cap Core Fund	—	2,923,209	2,923,209	—	(256,363)	23,985,297	26,652,143
Microcap Value Fund	586,339	1,494,818	2,081,157	—	—	20,222,228	22,303,385
Mid Cap Value Fund	518,889	24,305	543,194	—	—	(494,079)	49,115
Small Cap Value Fund	80,925	63	80,988	—	—	(178,701)	(97,713)

As of September 30, 2015, the Funds did not have any capital loss carryforwards for federal income tax purposes.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund, Enterprise Fund, and Small Cap Core Fund had deferred qualified late-year ordinary losses of $213,748, $337,037, and 256,363, respectively and the SMID Cap Growth Fund had qualified late-year short term capital losses of $25,281, which will be treated as arising on the first business day of the fiscal year ending September 30, 2016.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, and may also limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2015, the redemption fees collected by the Funds which are included in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 25
Enterprise Fund	195
Small Cap Core Fund	1,224
Microcap Value Fund	2,163

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2015, certain of the Funds used soft dollar arrangements on a limited basis. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

81

NOTES TO FINANCIAL STATEMENTS

10. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except for the following:

The RBC Funds Trust filed with the Securities and Exchange Commission a post-effective amendment to its registration statement to create a new share class for Mid Cap Value Fund. The new share class, Class A, became effective and commenced operations on October 26, 2015.

82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund and RBC Small Cap Value Fund (collectively the “Funds”), six of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2015, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust as of September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP.

November 25, 2015

83

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%.

Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2015, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Small Cap Core Fund	75.98%
Microcap Value Fund	100.00%
Mid Cap Value Fund	5.41%
Small Cap Value Fund	49.18%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2015 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Small Cap Core Fund	75.08%
Microcap Value Fund	100.00%
Mid Cap Value Fund	5.24%
Small Cap Value Fund	49.62%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Microcap Value Fund	0.06%
Mid Cap Value Fund	0.16%
Small Cap Value Fund	0.06%

84

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as qualified short term gains:

Qualified Short-term Gains
Small Cap Core Fund	100%
Mid Cap Value Fund	100%

85

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

86

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (63)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (51)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (51)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Kathleen A. Hegna (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present)

87

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Lee Thoresen (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

88

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer two share classes. These two share classes are the A and I classes.

Class A

Class A shares of all Funds except Mid Cap Value and Small Cap Value are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Equity Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

89

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/15-9/30/15	Annualized Expense Ratio During Period 4/1/15-9/30/15

SMID Cap Growth Fund	Class A	$1,000.00	$923.80	$5.30	1.10%
	Class I	1,000.00	925.00	4.10	0.85%

Enterprise Fund	Class A	1,000.00	846.70	6.16	1.33%
	Class I	1,000.00	847.70	5.00	1.08%

Small Cap Core Fund	Class A	1,000.00	857.10	5.35	1.15%
	Class I	1,000.00	858.30	4.19	0.90%

Microcap Value Fund	Class A	1,000.00	876.40	6.21	1.32%
	Class I	1,000.00	877.40	5.04	1.07%

Mid Cap Value Fund	Class I	1,000.00	903.50	3.72	0.78%

Small Cap Value Fund	Class I	1,000.00	930.20	4.84	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

90

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period* 4/1/15-9/30/15	Annualized Expense Ratio During Period 4/1/15-9/30/15

SMID Cap Growth Fund	Class A	$1,000.00	$1,019.55	$5.57	1.10%
	Class I	1,000.00	1,020.81	4.31	0.85%

Enterprise Fund	Class A	1,000.00	1,018.40	6.73	1.33%
	Class I	1,000.00	1,019.65	5.47	1.08%

Small Cap Core Fund	Class A	1,000.00	1,019.30	5.82	1.15%
	Class I	1,000.00	1,020.56	4.56	0.90%

Microcap Value Fund	Class A	1,000.00	1,018.45	6.68	1.32%
	Class I	1,000.00	1,019.70	5.42	1.07%

Mid Cap Value Fund	Class I	1,000.00	1,021.16	3.95	0.78%

Small Cap Value Fund	Class I	1,000.00	1,020.05	5.06	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

91

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2015, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information provided by an independent third-party as requested by the Board. The Trustees also reviewed supplemental information from the Advisor.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment staff and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Trustees noted that the performance of the RBC Microcap Value Fund and RBC Mid Cap Value Fund was favorable relative to each Fund’s respective benchmark for all periods ended June 30, 2015. The performance of the RBC Small Cap Core Fund was favorable versus relevant microcap fund benchmarks and generally favorable versus its securities benchmark with slightly less favorable one-year performance and comparable performance versus its securities benchmark for the three-year period. Although the RBC Enterprise Fund lagged its benchmark and peer group for the one-, three-, five-, and 10-year periods ended June 30, 2015, the Trustees acknowledged that the investment team followed the historical strategy and attributed the underperformance to the Fund’s quality company investment approach. With regard to the RBC SMID Cap Growth Fund, the Trustees noted that the Fund underperformed as compared to its benchmark for the one-, three-, five- and 10-year periods ended June 30, 2015 due to market conditions continuing to not favor the team’s focus on high return on equity/high-quality companies.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive. The Trustees also took note of the RBC Mid Cap Value Fund’s inclusion in the RBC Cornerstone Investor Program, launched in August 2015, which increased the contractual fee waiver for the Fund while also offering enhanced client service for investors. The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research and other benefits, including the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services.

92

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2015.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-15

	RBC Funds
About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of holdings.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and additional performance information are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

	Letter from the Chief Investment Officer	1
	Money Market Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Schedules of Portfolio Investments	8
	Financial Statements
	- Statements of Assets and Liabilities	38
	- Statements of Operations	40
	- Statements of Changes in Net Assets	41
	Financial Highlights	44
	Notes to Financial Statements	50
	Report of Independent Registered Public Accounting Firm	61
	Other Federal Income Tax Information (Unaudited)	62
	Management (Unaudited)	63
	Supplemental Information (Unaudited)	66
	Approval of Investment Advisory Agreement (Unaudited)	68

LETTER FROM THE CHIEF INVESTMENT OFFICER

At RBC, we understand the high priority that our shareholders place on ensuring their liquidity needs are met while striving to ensure their wealth is preserved. Throughout the past year, the RBC Funds continued to provide solid financial solutions for our shareholders. In this context, we are pleased to report that all components of our money market funds performed as expected during the past fiscal year and in a manner that was consistent with our benchmarks. In spite of the funds’ competitive performance, the broader money market fund industry continues to be challenged by ultra-low market yields. The Federal Reserve and central banks across the globe continue to hold interest rates at exceptionally low levels.

The outlook for monetary policy suggests that we are nearing a time when the central bank may begin a shift toward normalizing interest rates. The Federal Reserve Open Market Committee is closely monitoring economic factors as they contemplate the appropriate time to alter course for monetary policy. At this time, forecasts seem to predict that the first rate increases by the central bank since 2006 is likely to occur in the last months of 2015, with subsequent increases occurring at a slow and measured pace, in our view.

Looking forward, the community of money fund managers is analyzing the many aspects of the SEC’s recently announced reforms to regulations that govern the operation and management of money funds. The new rules will be implemented over the next year and will impact managers and investors alike. Throughout this period of transition, we will remain proactive in monitoring areas of risk across all market sectors. Our approved list of issuers will continue to reflect the thorough and conservative nature of our credit review process. We will seek opportunities to positively impact performance using our conservative list of approved issuers by investing in what we believe are the strongest issuers while maintaining appropriate levels of liquidity.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA
CEO, President and Chief Investment Officer
RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against a loss in a declining market.

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. These risks are more fully described in the prospectus.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of each of the Money Market Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Raye C. Kanzenbach, CFA
Senior Managing Director, Senior Portfolio Manager	Raye C. Kanzenbach, CFA

Raye Kanzenbach leads the municipal research team within RBC GAM (US)’s fixed income division. He researches various tax- and revenue-backed municipal bonds and is a portfolio manager for several of the firm’s tax-exempt and community investing mandates. Raye has worked in fixed income research and portfolio management since joining the firm in 1983 and helped launch the RBC Money Market Funds. He previously worked at First Bank System (now U.S. Bank), where he managed municipal bond and money market funds and supervised municipal and credit research. Raye was also an investment officer at The St. Paul Companies (now The Travelers Companies). He earned a BA in economics from Lawrence University and an MBA in finance from the University of Michigan. Raye is a CFA charterholder.

Brandon T. Swensen, CFA	Brandon T. Swensen, CFA
Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for several cash management and core solutions, including the Money Market Funds. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Chad Rice, CFA
Vice President, Portfolio Manager	Chad Rice, CFA

Chad Rice is a member of the municipal research team within RBC GAM (US)’s fixed income group. He researches tax-exempt money market securities as well as various tax- and revenue-backed municipal bonds. Chad is also a portfolio manager for the firm’s tax-free cash management and intermediate municipal solutions, including the Tax-Free Money Market Fund. He joined RBC GAM-US in 2011 from a U.S. mutual insurance company, where he was a senior portfolio manager for its property/casualty and life insurance businesses. Chad earned a BS from the University of Wisconsin-Stevens Point and an MS in finance, investments, and banking at the University of Wisconsin-Madison School of Business, where he participated in the Applied Security Analysis Program. He is a CFA charterholder and member of the National Federation of Municipal Analysts.

3

PERFORMANCE SUMMARY (UNAUDITED)
RBC Money Market Funds

RBC Money Market Funds	The RBC Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management emphasizing the safety of principal and the maintenance of suitable liquidity. The Funds invest in a variety of highly rated money market instruments. In the Tax-Free Money Market Fund, investments are made in highly rated debt obligations that pay interest exempt from federal income taxes and the alternative minimum tax.

The RBC Money Market Funds are not benchmarked to industry indices, although their performance is evaluated against each Fund’s respective peer group as reported by several service providers.

Taxable Money Market Funds (Prime and U.S. Government)	The U.S. Federal Reserve (Fed) continues to hold interest rates at exceptionally low levels. Similar actions have been taken by central banks across the other developed economies in an effort to promote a sustainable economic recovery. The Federal Open Market Committee communicated their desire to raise interest rates if economic data provides evidence that key indicators are on a sustainable path. The Fed passed on raising rates in September 2015. The market had generally prepared for a move higher and the fixed income market was disappointed when the central bank held rates at current levels. Subsequent Fed messaging has focused on their intention of initiating a rate rise in 2015 and has reiterated the slow pace for subsequent increases.

The strategy incorporates a market weighting of U.S. Treasury and agency securities. The U.S. Government Money Market Fund was invested entirely in securities that were issued, guaranteed or collateralized by the U.S. Treasury or its agencies. The Funds’ portfolios remain well diversified in high quality securities with maturities that are structured to provide very strong levels of liquidity. In the Prime Money Market Fund, we continue to invest in large companies with stable to improving credit profiles. Similar to our sector opinions, we avoid companies that are looking to make large acquisitions, finance share buyback programs with debt or have activist investors as holders. We have also avoided companies with exposure to China and emerging markets.

The announcement by the SEC of additional money market reform measures has highlighted the continuing high priority placed on preserving the resiliency of funds in meeting large shareholder withdrawal demands. As we move forward, we will continue to manage the Funds in a manner that meets those objectives.

Tax-Free Money Market Fund	Interest rates on tax-exempt securities with short maturities remained extremely low during the year, including those securities held by the Fund. The great majority of the Fund’s assets have effective maturities of 7 days or less, which provide the Fund with very strong liquidity. Liquidity is a portfolio characteristic which we feel is necessary to endure the volatility of interest rates during transition periods of the Federal Reserve’s lending rate. The balance of the portfolio has been invested in high quality securities with maturities of 2 weeks to 13 months. The average maturity of the Fund was a bit shorter than the average of other tax-exempt money market funds. The portfolio was constructed in a manner which we expect will provide suitable yield in a majority of interest rate environments. Throughout the year we remained neutral with regard to our sector allocations. We consider the portfolio to be well diversified among a large number of high quality issuers.

4

PERFORMANCE SUMMARY (UNAUDITED)

Each of the RBC Money Market Funds was managed to preserve principal. This means that the share price of each fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

				Investment Objective
	Total Return for the	SEC 7-Day Annualized Yield (1)
	Year Ended September 30, 2015	September 30, 2015	September 30, 2014
Prime Money Market Fund
RBC Institutional Class 1	0.01%	0.01%	0.01%
RBC Institutional Class 2	0.01%	0.01%	0.01%
RBC Investor Class	0.01%	0.01%	0.01%
RBC Reserve Class	0.01%	0.01%	0.01%
RBC Select Class	0.01%	0.01%	0.01%
U.S. Government Money Market Fund
RBC Institutional Class 1	0.01%	0.01%	0.01%
RBC Institutional Class 2	0.01%	0.01%	0.01%
RBC Investor Class	0.01%	0.01%	0.01%
RBC Reserve Class	0.01%	0.01%	0.01%
RBC Select Class	0.01%	0.01%	0.01%
Tax-Free Money Market Fund
RBC Institutional Class 1	0.00%	0.00%	0.00%
RBC Institutional Class 2	0.01%	0.01%	0.01%
RBC Investor Class	0.01%	0.01%	0.01%
RBC Reserve Class	0.01%	0.01%	0.01%
RBC Select Class	0.01%	0.01%	0.01%

(1)    As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

5

	PERFORMANCE SUMMARY (UNAUDITED)
Asset Allocation

	Money Market Maturity Schedules
	As a percentage of value of investments based on effective maturity as of September 30, 2015.

		Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
	Less than 8 days	41.3%	43.7%	77.2%
	8 to 14 Days	7.6%	7.7%	2.9%
	15 to 30 Days	12.5%	12.7%	0.8%
	31 to 180 Days	37.4%	29.6%	19.1%
	Over 180 Days	1.2%	6.3%	0.0%

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7

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund

September 30, 2015

Principal Amount		Value
Asset Backed Commercial Paper — 5.47%
Finance - Diversified Domestic — 5.47%
$ 40,000,000	Cancara Asset Securitisation LLC, 0.17%, 10/5/15(a)	$39,999,244
50,000,000	Cancara Asset Securitisation LLC, 0.17%, 10/29/15(a)	49,993,389
50,000,000	Cancara Asset Securitisation LLC, 0.18%, 10/14/15(a)	49,996,750
15,000,000	Collateralized Commercial Paper II Co., LLC, 0.40%, 1/28/16(b)	15,000,132
25,000,000	Collateralized Commercial Paper II Co., LLC, 0.42%, 1/14/16(b)	25,003,830
25,000,000	Collateralized Commercial Paper II Co., LLC, 0.43%, 12/1/15(a)(b)	24,981,785
25,000,000	Collateralized Commercial Paper II Co., LLC, 0.44%, 1/11/16(a)(b)	24,968,833
25,000,000	Collateralized Commercial Paper II Co., LLC, 0.60%, 5/25/16(a)(b)	24,901,250
50,000,000	Kells Funding LLC, 0.15%, 10/19/15(a)(b)	49,996,250
25,000,000	Kells Funding LLC, 0.28%, 11/16/15(a)(b)	24,991,056
40,000,000	Kells Funding LLC, 0.32%, 10/8/15(b)	40,000,780
50,000,000	Kells Funding LLC, 0.33%, 12/14/15(a)(b)	49,966,083
20,000,000	Kells Funding LLC, 0.34%, 10/19/15(a)(b)	19,996,600

Total Asset Backed Commercial Paper (Cost $439,795,982)		439,795,982

Commercial Paper — 38.69%
Agriculture — 2.49%
100,000,000	Archer Daniels Midland Co., 0.11%, 10/1/15(a)(b)	100,000,000
100,000,000	Archer Daniels Midland Co., 0.11%, 10/2/15(a)(b)	99,999,694

		199,999,694

Banks - Australia & New Zealand — 3.85%
45,000,000	Australia & New Zealand Banking Group Ltd., 0.32%, 12/18/15(a)(b)	44,968,800
25,000,000	Commonwealth Bank Australia, 0.26%, 11/10/15(a)(b)	24,992,778
45,000,000	Commonwealth Bank Australia, 0.33%, 11/9/15(b)(c)	45,000,006
2,575,000	Commonwealth Bank Australia, 0.75%, 1/15/16(b)	2,576,638
25,000,000	National Australia Bank Ltd., 0.30%, 11/16/15(a)(b)	24,990,417
50,000,000	National Australia Bank Ltd., 0.36%, 1/29/16(b)(c)	50,000,000
25,000,000	Westpac Banking Corp., 0.36%, 3/2/16(b)	25,000,000
25,000,000	Westpac Banking Corp., 0.47%, 1/4/16(a)(b)	24,968,993
44,535,000	Westpac Banking Corp., 0.95%, 1/12/16	44,595,256
22,235,000	Westpac Banking Corp., 3.00%, 12/9/15	22,340,316

		309,433,204

Banks - Canadian — 1.78%
45,000,000	Bank of Nova Scotia, 0.31%, 11/9/15(a)(b)	44,984,887
25,000,000	Toronto Dominion Holdings, 0.32%, 10/16/15(a)(b)	24,996,667
23,000,000	Toronto Dominion Holdings, 0.39%, 1/19/16(a)(b)	22,972,592
25,000,000	Toronto Dominion Holdings, 0.40%, 1/20/16(a)(b)	24,969,167
25,000,000	Toronto Dominion Holdings, 0.42%, 1/19/16(a)(b)	24,967,917

		142,891,230

8

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Banks - Domestic — 0.50%
$15,000,000	JP Morgan Securities LLC, 0.40%, 12/16/15(a)	$14,987,333
25,000,000	JP Morgan Securities LLC, 0.50%, 1/4/16(a)(b)	24,967,014

		39,954,347

Banks - Foreign — 6.82%
48,500,000	DnB NOR Bank ASA, 0.28%, 10/28/15(b)(c)	48,500,412
25,000,000	DnB NOR Bank ASA, 0.32%, 1/22/16(b)(c)	25,000,000
50,000,000	DnB NOR Bank ASA, 0.37%, 1/11/16(a)(b)	49,948,292
25,000,000	DnB NOR Bank ASA, 0.37%, 3/8/16(c)	25,000,000
40,000,000	DnB NOR Bank ASA, 0.40%, 1/13/16(a)(b)	39,953,778
45,000,000	DnB NOR Bank ASA, 0.43%, 2/1/16(a)(b)	44,934,656
50,000,000	Nederlandse Waterschapsbank NV, 0.25%, 10/26/15(a)(b)	49,991,319
50,000,000	Nederlandse Waterschapsbank NV, 0.29%, 1/4/16(b)(c)	50,000,000
50,000,000	Nederlandse Waterschapsbank NV, 0.30%, 11/24/15(a)(b)	49,977,500
50,000,000	Nederlandse Waterschapsbank NV, 0.35%, 1/4/16(a)(b)	49,953,819
40,000,000	Rabobank Nederland NY, 0.29%, 10/9/15(a)	39,997,422
25,000,000	Rabobank Nederland NY, 0.34%, 12/9/15(a)	24,983,708
50,000,000	Svenska Handelsbanken AB, 0.30%, 1/7/16(a)(b)	49,959,167

		548,200,073

Banks - Japanese — 2.49%
50,000,000	Mitsubishi UFJ Trust & Bank NY, 0.27%, 10/6/15(a)(b)	49,998,125
50,000,000	Mitsubishi UFJ Trust & Bank NY, 0.27%, 10/13/15(a)(b)	49,995,500
50,000,000	Mitsubishi UFJ Trust & Bank NY, 0.29%, 11/16/15(a)(b)	49,981,472
50,000,000	Sumitomo Mitsui Bank NY, 0.30%, 11/17/15(a)(b)	49,980,417

		199,955,514

Consumer Discretionary — 1.92%
25,000,000	Coca-Cola Co., 0.37%, 1/15/16(a)(b)	24,972,764
45,000,000	Coca-Cola Co., 0.40%, 1/11/16(a)(b)	44,949,000
40,000,000	Coca-Cola Co., 0.56%, 4/19/16(a)(b)	39,874,933
25,000,000	Coca-Cola Co., 0.60%, 6/7/16(a)(b)	24,895,833
20,000,000	Procter & Gamble Co., 0.14%, 10/6/15(a)(b)	19,999,611

		154,692,141

Finance - Diversified Domestic — 5.98%
20,000,000	ABB Treasury Center USA, Inc., 0.12%, 10/1/15(a)(b)	20,000,000
30,000,000	American Honda Finance Corp., 0.30%, 1/6/16(a)	29,975,750
50,000,000	Cargill Inc., 0.09%, 10/1/15(a)(b)	50,000,000
50,000,000	Cargill Inc., 0.10%, 10/6/15(a)(b)	49,999,306
22,921,000	Caterpillar Financial Services Corp., 0.21%, 12/1/15(a)	22,912,844
50,000,000	John Deere Canada ULC, 0.17%, 10/14/15(a)(b)	49,996,930
35,000,000	John Deere Capital Corp., 0.17%, 10/13/15(a)(b)	34,998,017
45,409,000	Siemens Capital Co. LLC, 0.15%, 10/29/15(a)(b)	45,403,702
25,000,000	Toyota Credit Canada Inc., 0.30%, 11/25/15(a)	24,988,542
25,000,000	Toyota Motor Credit Corp., 0.27%, 12/3/15(c)	25,000,000
25,000,000	Toyota Motor Credit Corp., 0.29%, 10/29/15(c)	25,000,000

9

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$25,000,000	Toyota Motor Credit Corp., 0.30%, 12/7/15(a)	$24,986,042
45,000,000	Toyota Motor Credit Corp., 0.34%, 1/25/16(c)	45,000,000
32,517,000	Toyota Motor Credit Corp., 2.80%, 1/11/16(c)	32,728,802

		480,989,935

Finance - Diversified Foreign — 9.03%
40,000,000	Erste Abwicklungsanstalt, 0.40%, 1/15/16(a)(b)	39,952,889
60,000,000	Erste Abwicklungsanstalt, 0.42%, 1/19/16(a)(b)	59,923,000
50,000,000	Nordea Bank AB, 0.31%, 12/2/15(a)(b)	49,973,736
50,000,000	Nordea Bank AB, 0.33%, 11/18/15(a)(b)	49,978,000
25,000,000	Nordea Bank AB, 0.35%, 12/7/15(a)(b)	24,983,948
50,000,000	Nordea Bank AB, 0.39%, 1/5/16(a)(b)	49,948,667
40,000,000	Nordea Bank AB, 0.51%, 3/15/16(a)(b)	39,906,856
50,000,000	NRW Bank, 0.19%, 10/1/15(a)(b)	50,000,000
50,000,000	NRW Bank, 0.20%, 11/23/15(a)(b)	49,985,646
50,000,000	NRW Bank, 0.21%, 10/5/15(a)(b)	49,998,833
50,000,000	NRW Bank, 0.22%, 10/19/15(a)(b)	49,994,625
30,000,000	PSP Capital Inc., 0.24%, 11/16/15(a)(b)	29,990,800
46,000,000	PSP Capital Inc., 0.27%, 11/19/15(a)(b)	45,983,095
25,000,000	PSP Capital Inc., 0.33%, 10/27/15(a)(b)	24,994,042
25,000,000	PSP Capital Inc., 0.44%, 2/8/16(a)(b)	24,960,278
50,000,000	Swedbank, 0.29%, 11/2/15(a)	49,987,111
35,000,000	Swedbank, 0.35%, 1/4/16(a)	34,968,135

		725,529,661

Healthcare — 0.65%
12,400,000	Trinity Health Corp., 0.12%, 10/1/15(a)	12,400,000
40,000,000	Trinity Health Corp., 0.15%, 10/26/15(a)	39,995,833

		52,395,833

Information Technology — 0.37%
10,000,000	United Technologies Corp., 0.26%, 11/30/15(a)(b)	9,995,667
20,000,000	United Technologies Corp., 0.27%, 11/30/15(a)(b)	19,991,000

		29,986,667

Insurance — 1.12%
19,250,000	General Re Corp., 0.18%, 10/8/15(a)	19,249,326
41,000,000	Metlife Short Term Fund LLC, 0.17%, 10/5/15(a)(b)	40,999,226
17,098,000	Metlife Short Term Fund LLC, 0.19%, 10/20/15(a)(b)	17,096,285
13,000,000	Metlife Short Term Fund LLC, 0.21%, 10/14/15(a)(b)	12,999,014

		90,343,851

Manufacturing — 1.00%
43,000,000	Danaher Corp., 0.30%, 10/27/15(a)(b)	42,990,683
37,500,000	Honeywell International Inc., 0.27%, 12/7/15(a)(b)	37,481,156

		80,471,839

Materials — 0.25%
20,000,000	BASF SE, 0.44%, 2/9/16(a)(b)	19,967,978

10

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Utilities — 0.44%
$ 35,000,000	Electricite de France SA, 0.72%, 1/8/16(a)(b)	$34,930,700

Total Commercial Paper		3,109,742,667

(Cost $3,109,742,667)

Certificates of Deposit, Domestic — 1.25%
Banks - Domestic — 1.25%
50,000,000	Citibank NA 0.29%, 11/27/15	50,000,000
50,000,000	Citibank NA 0.30%, 11/12/15	50,000,000

Total Certificates of Deposit, Domestic		100,000,000

(Cost $100,000,000)

Certificates of Deposit, Yankee(d) — 11.04%
Banks - Canadian — 2.67%
25,000,000	Bank of Montreal Chicago, 0.22%, 10/8/15	25,000,000
50,000,000	Bank of Montreal Chicago, 0.32%, 11/16/15	50,000,000
25,000,000	Bank of Montreal Chicago, 0.33%, 10/9/15	25,000,000
25,000,000	Bank of Montreal Chicago, 0.33%, 10/9/15	25,000,000
20,000,000	Bank of Nova Scotia Houston, 0.36%, 1/7/16	20,000,000
25,000,000	Bank of Nova Scotia Houston, 0.38%, 3/10/16(c)	25,000,000
20,000,000	Canadian Imperial Bank of Commerce NY, 0.30%, 10/26/15	20,000,000
25,000,000	Toronto Dominion Bank NY, 0.43%, 3/7/16	25,000,000

		215,000,000

Banks - Foreign — 3.39%
10,000,000	Nordea Bank Finland NY, 0.38%, 1/19/16	9,999,847
25,000,000	Rabobank Nederland NY, 0.25%, 10/30/15	25,000,000
42,547,000	Rabobank Nederland NY, 2.13%, 10/13/15	42,570,728
25,000,000	Svenska Handelsbanken NY, 0.29%, 10/6/15	25,000,000
45,000,000	Svenska Handelsbanken NY, 0.31%, 11/20/15	45,000,312
100,000,000	Swedbank, 0.08%, 10/7/15	100,000,000
25,000,000	Swedbank, 0.26%, 10/1/15	25,000,000

		272,570,887

Banks - Japanese — 4.98%
50,000,000	Bank Tokyo-Mitsubishi UFJ NY, 0.25%, 10/7/15	50,000,000
50,000,000	Bank Tokyo-Mitsubishi UFJ NY, 0.28%, 11/10/15	50,000,000
50,000,000	Bank Tokyo-Mitsubishi UFJ NY, 0.29%, 11/20/15	50,000,000
100,000,000	Sumitomo Mitsui Bank NY, 0.14%, 10/6/15	100,000,000
50,000,000	Sumitomo Mitsui Bank NY, 0.27%, 10/2/15	50,000,000
50,000,000	Sumitomo Mitsui Bank NY, 0.27%, 10/8/15	50,000,000
50,000,000	Sumitomo Mitsui Bank NY, 0.32%, 12/8/15	50,000,000

		400,000,000

Total Certificates of Deposit, Yankee		887,570,887

(Cost $887,570,887)

11

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Corporate Bonds — 14.58%
Banks - Australia & New Zealand — 0.36%
$ 3,485,000	Australia & New Zealand Banking Group Ltd., 1.00%, 10/6/15(b)	$3,485,308
6,000,000	Australia & New Zealand Banking Group Ltd., 3.25%, 3/1/16(b)	6,064,840
19,550,000	National Australia Bank Ltd., 0.90%, 1/20/16	19,574,117

		29,124,265

Banks - Canadian — 5.59%
4,840,000	Bank of Montreal, 0.80%, 11/6/15	4,841,643
50,000,000	Bank of Montreal Chicago, 0.32%, 1/7/16(c)	50,000,000
25,000,000	Bank of Montreal Chicago, 0.39%, 4/25/16(c)	25,000,000
34,500,000	Bank of Montreal Chicago, 0.46%, 12/29/15(c)	34,510,324
15,590,000	Bank of Nova Scotia, 1.65%, 10/29/15(b)	15,604,679
27,000,000	Bank of Nova Scotia Houston, 0.31%, 1/7/16(c)	26,997,165
25,000,000	Bank of Nova Scotia Houston, 0.36%, 1/15/16(c)	25,000,000
100,000,000	Bank of Nova Scotia Houston, 0.47%, 12/11/15(c)	100,000,000
31,108,000	Canadian Imperial Bank of Commerce Canada, 0.90%, 10/1/15	31,108,000
52,780,000	Canadian Imperial Bank of Commerce Canada, 2.35%, 12/11/15	52,975,775
25,000,000	Canadian Imperial Bank of Commerce NY, 0.36%, 4/1/16(c)	25,000,000
33,600,000	Canadian Imperial Bank of Commerce NY, 0.41%, 11/13/15(c)	33,602,951
25,000,000	Toronto Dominion Bank, 0.35%, 1/8/16(c)	25,000,000

		449,640,537

Banks - Domestic — 2.23%
4,000,000	Bank of New York Mellon Corp., 0.52%, 10/23/15(c)	4,000,539
25,000,000	Bank of New York Mellon Corp., 2.50%, 1/15/16	25,146,966
75,000,000	JP Morgan Chase Bank NA, 0.46%, 2/22/16(c)	75,000,000
50,000,000	Wells Fargo & Co., 0.49%, 10/28/15(c)	50,004,487
25,000,000	Wells Fargo Bank NA, 0.39%, 4/4/16(c)	25,000,000

		179,151,992

Banks - Foreign — 1.80%
75,000,000	Svenska Handelsbanken AB, 0.48%, 3/3/16(b)(c)	75,000,000
25,000,000	Svenska Handelsbanken NY, 0.31%, 12/17/15(c)	25,000,000
45,000,000	Svenska Handelsbanken NY, 0.32%, 1/25/16(c)	45,000,000

		145,000,000

Consumer Discretionary — 0.36%
13,534,000	Coca-Cola Co., 1.50%, 11/15/15	13,553,358
4,000,000	Procter & Gamble Co., 1.80%, 11/15/15	4,007,188
11,375,000	Walt Disney Co. (The), 0.45%, 12/1/15	11,377,038

		28,937,584

Consumer Staples — 0.10%
8,000,000	Wal-Mart Stores Inc, 1.50%, 10/25/15	8,006,646

12

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Finance - Diversified Domestic — 3.47%
$20,000,000	Altoona-Blair County Development Corp., 0.15%, 4/1/35(c)	$20,000,000
40,000,000	American Honda Finance Corp., 0.31%, 1/11/16(c)	40,001,626
4,500,000	BHP Billiton Finance USA Ltd., 5.25%, 12/15/15	4,544,168
20,000,000	Caterpillar Financial Services Corp., 0.45%, 11/25/15(c)	20,003,907
8,280,000	ETC Holdings LLC, 0.12%, 4/1/28, (LOC: U.S. Bank)(c)	8,280,000
35,000,000	Fiore Capital LLC, 0.12%, 8/1/45(c)	35,000,000
7,300,000	General Electric Capital Corp., 0.52%, 1/14/16(c)	7,304,610
18,850,000	General Electric Capital Corp., 1.00%, 12/11/15	18,871,892
7,118,000	General Electric Capital Corp., 1.00%, 1/8/16	7,127,985
70,149,000	General Electric Capital Corp., 5.00%, 1/8/16	71,019,755
17,800,000	Jets Stadium Development LLC, 0.15%, 4/1/47(b)(c)	17,800,000
23,000,000	Jets Stadium Finance Issuer 2015 LLC, 0.16%, 4/1/47(b)(c)	23,000,000
5,750,000	PACCAR Financial Corp., 0.70%, 11/16/15	5,752,818

		278,706,761

Finance - Diversified Foreign — 0.08%
6,575,000	Shell International Finance BV, 0.63%, 12/4/15	6,577,506

Health Care — 0.21%
16,955,000	Keep Memory Alive, 0.14%, 5/1/37, (LOC: PNC Bank NA)(c)	16,955,000

Information Technology — 0.26%
20,860,000	International Business Machines Corp., 0.37%, 2/5/16(c)	20,867,306

Insurance — 0.12%
9,250,000	New York Life Global Funding, 0.29%, 10/29/15(b)(c)	9,250,000

Total Corporate Bonds		1,172,217,597

(Cost $1,172,217,597)

Municipal Bonds — 7.08%
California — 1.85%
40,000,000	University of California TECP, 0.11%, 10/6/15(a)	39,999,389
67,892,000	University of California TECP, 0.12%, 10/1/15(a)	67,892,000
40,675,000	University of California TECP, 0.16%, 10/15/15(a)	40,672,469

		148,563,858

Georgia — 0.59%
28,825,000	Municipal Electric Authority TECP, 0.17%, 10/13/15	28,825,000
18,785,000	Valdosta-Lowndes County Industrial Development Authority Revenue, Series B, 0.19%, 6/1/28, (LOC: Wells Fargo Bank)(c)	18,785,000

		47,610,000

Illinois — 0.11%
8,540,000	University of Illinois Facilities Revenue, Series S, 0.13%, 4/1/44, (LOC: Northern Trust Co.)(c)	8,540,000

Maryland — 0.15%
12,325,000	Montgomery County Housing Opportunities Commission Refunding Revenue, Series D, 0.15%, 7/1/39, (LOC: PNC Bank NA, Freddie Mac)(c)	12,325,000

13

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Michigan — 1.02%
$10,000,000	Board Trustee Michigan State University TECP, 0.11%, 10/6/15	$10,000,000
25,000,000	Michigan Finance Authority Taxable School Loan Refunding Revenue, 0.13%, 9/1/50, (LOC: PNC Bank NA)(c)	25,000,000
47,385,000	Michigan Finance Authority Taxable School Loan Revolving Fund, Series A, 0.12%, 9/1/53, (LOC: JP Morgan Chase Bank NA)(c)	47,385,000

		82,385,000

New Jersey — 0.27%
21,495,000	New Jersey Health Care Facilities Financing Authority, Barnabas Health Refunding Revenue, 0.12%, 7/1/38, (LOC: JP Morgan Chase Bank NA)(c)	21,495,000

New York — 0.53%
7,600,000	Nassau Health Care Corp. Refunding Revenue, Series A, 0.15%, 8/1/22, (Credit Support: County GTY), (LOC: JP Morgan Chase Bank NA)(c)	7,600,000
35,345,000	New York City Housing Development Corp. Multi-Family Rental Housing Revenue, Series B, 0.10%, 4/15/36, (Credit Support: Fannie Mae)(c)	35,345,000

		42,945,000

Pennsylvania — 1.23%
54,900,000	Blair County Industrial Development Authority Refunding Revenue, 0.15%, 10/1/28, (LOC: PNC Bank NA)(c)	54,900,000
25,000,000	Carnegie Mellon University TECP, 0.11%, 10/7/15(a)	24,999,542
18,630,000	Derry Township Industrial & Commercial Development Authority Revenue, 0.15%, 11/1/30, (LOC: PNC Bank NA)(c)	18,630,000

		98,529,542

South Dakota — 0.37%
30,000,000	South Dakota Housing Development Authority Revenue, 0.13%, 11/1/45(c)	30,000,000

Tennessee — 0.31%
15,000,000	Vanderbilt University TECP, 0.32%, 11/12/15(a)	14,994,400
10,000,000	Vanderbilt University TECP, 0.50%, 3/15/16(a)	9,977,002

		24,971,402

Texas — 0.40%
20,000,000	University of Texas TECP, 0.17%, 12/15/15(a)	19,994,587
12,000,000	University of Texas TECP, 0.18%, 10/8/15(a)	11,999,837

		31,994,424

Utah — 0.09%
6,910,000	Ogden City Redevelopment Agency Refunding Revenue, Series A, 0.19%, 6/1/31, (LOC: Wells Fargo Bank)(c)	6,910,000

14

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Virginia — 0.16%
$ 12,755,000	Newport News Economic Development Authority Industrial Improvement Revenue, Series B, 0.19%, 7/1/31, (LOC: JP Morgan Chase Bank NA)(c)	$12,755,000

Total Municipal Bonds		569,024,226

(Cost $569,024,226)

U.S. Treasury Obligations — 0.62%
U.S. Treasury Notes — 0.62%
50,000,000	0.38%, 1/15/16	50,014,232

Total U.S. Treasury Obligations		50,014,232

(Cost $50,014,232)

Repurchase Agreements — 17.54%
130,000,000	BNP Paribas Securities Corp., dated 9/30/15; due 10/1/15 at 0.08% with maturity value of $130,000,289 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 12/15/15 to 11/15/44 at rates ranging from 0.00% to 2.00%, aggregate original par and fair value of $131,730,674 and $132,600,000, respectively)	130,000,000
105,000,000	BNP Paribas Securities Corp., dated 9/30/15; due 10/1/15 at 0.11% with maturity value of $105,000,321 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 12/1/17 to 9/1/45 at rates ranging from 2.50% to 6.50%, aggregate original par and fair value of $244,523,394 and $107,100,001, respectively)	105,000,000

	Total Value of BNP Paribas Securities Corp., (collateral value of $239,700,001)	235,000,000

150,000,000	Citibank N.A., dated 9/24/15; due 10/1/15 at 0.10% with maturity value of $150,002,917 (fully collateralized by U.S. Treasury, Fannie Mae, Freddie Mac, Federal Home Loan Bank and Federal Farm Credit Bank securities with maturity dates ranging from 3/15/16 to 11/23/35 at rates ranging from 0.000% to 5.625%, aggregate original par and fair value of $172,659,200 and $153,000,008, respectively)	150,000,000
100,000,000	Citibank N.A., dated 9/29/15; due 10/6/15 at 0.07% with maturity value of $100,001,361 (fully collateralized by Fannie Mae, Freddie Mac and Federal Home Loan Bank securities with maturity dates ranging from 7/28/17 to 11/23/35 at rates ranging from 1.000% to 5.625%, aggregate original par and fair value of $101,579,481 and $102,000,997, respectively)	100,000,000
35,000,000	Citibank N.A., dated 9/30/15; due 10/1/15 at 0.09% with maturity value of $35,000,088 (fully collateralized by a U.S. Treasury security with a maturity date of 11/15/24 at a rate of 2.25%, original par and fair value of $34,745,600 and $35,700,322, respectively)	35,000,000

15

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 100,000,000	Citibank N.A., dated 9/30/15; due 10/1/15 at 0.10% with maturity value of $100,000,278 (fully collateralized by U.S. Treasury, Fannie Mae, Federal Home Loan Bank and Federal Farm Credit Bank securities with maturity dates ranging from 11/12/15 to 5/15/42 at rates ranging from 0.000% to 5.375%, aggregate original par and fair value of $99,108,092 and $102,000,001, respectively)	$100,000,000

	Total Value of Citibank N.A., (collateral value of $392,701,328)	385,000,000

40,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/15; due 10/1/15 at 0.10% with maturity value of $40,000,111 (fully collateralized by a U.S. Treasury security with a maturity date of 2/15/39 at a rate of 3.50%, original par and fair value of $35,901,800 and $40,800,062, respectively)	40,000,000

	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $40,800,062)	40,000,000

100,000,000	Goldman Sachs & Co., dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $100,000,333 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 4/1/28 to 1/1/45 at rates ranging from 2.50% to 3.50%, aggregate original par and fair value of $121,712,363 and $102,000,001, respectively)	100,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $102,000,001)	100,000,000

100,000,000	JP Morgan Securities, dated 8/13/13 at 0.39% with maturity value of Principal Amount plus interest accrued until maturity (fully collateralized by U.S. Treasury, Fannie Mae, Freddie Mac, Ginnie Mae and Federal Home Loan Bank securities with maturity dates ranging from 3/1/16 to 2/15/57 at rates ranging from 0.50% to 10.50%, aggregate original par and fair value of $227,230,173 and $102,000,384, respectively)(e)(f)	100,000,000

	Total Value of JP Morgan Securities, (collateral value of $102,000,384)	100,000,000

50,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/15; due 10/1/15 at 0.11% with maturity value of $50,000,153 (fully collateralized by Fannie Mae securities with maturity dates ranging from 11/16/15 to 10/08/27 at rates ranging from 0.00% to 6.03%, aggregate original par and fair value of $63,818,000 and $51,000,140, respectively)	50,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $51,000,140)	50,000,000

16

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 175,000,000	TD Securities (USA), dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $175,000,583 (fully collateralized by a U.S. Treasury security with a maturity date of 11/15/20 at a rate of 2.625%, original par and fair value of $167,283,100 and $178,500,059, respectively)	$175,000,000

	Total Value of TD Securities (USA), (collateral value of $178,500,059)	175,000,000

225,000,000	Wells Fargo Securities, dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $225,000,750 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/15/25 to 2/15/41 at rates ranging from 2.000% to 3.625%, aggregate original par and fair value of $127,335,000 and $229,500,157, respectively)	225,000,000
100,000,000	Wells Fargo Securities, dated 9/30/15; due 10/1/15 at 0.14% with maturity value of $100,000,389 (fully collateralized by Fannie Mae securities with maturity dates ranging from 9/1/45 to 10/1/45 at rates of 3.50%, aggregate original par and fair value of $97,469,744 and $102,000,001, respectively)	100,000,000

	Total Value of Wells Fargo Securities, (collateral value of $331,500,158)	325,000,000

Total Repurchase Agreements		1,410,000,000

(Cost $1,410,000,000)

Total Investments (Cost 7,738,365,591)(g) — 96.27%		7,738,365,591

Other assets in excess of liabilities — 3.73%		299,916,385

NET ASSETS — 100.00%		$8,038,281,976

(a)	Represents effective yield to maturity on date of purchase.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(d)	Issuer is a U.S. branch of a foreign domiciled bank.
(e)	This security is considered illiquid as to its marketability.

The total investment in restricted and illiquid securities representing $100,000,000, or 1.24% of net assets, was as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/15 Carrying Value Per Unit
$100,000,000	JP Morgan Securities	8/13/2013	$100,000,000	$100.00

17

SCHEDULES OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2015

(f)	Security is perpetual and thus does not have a predetermined maturity. This is a variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015. The maturity date used for rule 2a-7 of the Investment Company Act of 1940 was October 1, 2015.
(g)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

GTY - Guaranty

LOC - Letter of Credit

TECP - Tax Exempt Commercial Paper

See Notes to Financial Statements.

18

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2015

Principal Amount		Value
U.S. Government Agency Backed Corporate Bonds — 0.24%
Information Technology — 0.24%
$15,200,000	Net Magan Two LLC, 0.19%, 4/1/26, (LOC: Federal Home Loan Bank)(a)	$15,200,000

Total U.S. Government Agency Backed Corporate Bonds		15,200,000

(Cost $15,200,000)

U.S. Government Agency Backed Municipal Bonds — 10.93%
California — 0.90%
6,645,000	California Municipal Finance Authority, Pacific Meadows Apartments Revenue, Series A, 0.07%, 10/1/47, (Credit Support: Freddie Mac)(a)(b)	6,644,738
29,320,000	California Statewide Communities Development Authority Single Family Revenue, Series NN-1, 0.03%, 11/15/37, (Credit Support: Fannie Mae)(a)	29,320,000
20,800,000	San Francisco City & County Housing Authority City Heights Apartments Refunding Revenue, Series A, 0.03%, 6/15/25, (Credit Support: Fannie Mae)(a)	20,800,000

		56,764,738

Nevada — 0.70%
10,800,000	Nevada Housing Division Multi Unit Housing, Silver Project, Series A, 0.05%, 10/15/35, (LOC: Fannie Mae)(a)	10,800,000
16,300,000	Nevada Housing Division Multi Unit Housing, Sonoma Palms, 0.03%, 4/15/39, (Credit Support: Fannie Mae)(a)	16,300,000
17,000,000	Nevada Housing Division Multi Unit Housing, Southwest VLG Project, 0.10%, 10/15/38, (Credit Support: Fannie Mae)(a)	17,000,000

		44,100,000

New York — 3.91%
4,700,000	New York City Housing Development Corp. Multi Family Revenue, Series B, 0.10%, 11/15/35, (Credit Support: Fannie Mae)(a)	4,700,000
8,000,000	New York State Dormitory Authority Nursing Home Improvements Revenue, Series B, 0.10%, 11/15/36, (Credit Support: Fannie Mae)(a)	8,000,000
20,000,000	New York State Housing Finance Agency 150 East 44th Street Revenue, Series A, 0.02%, 5/15/32, (Credit Support: Fannie Mae)(a)	20,000,000
21,000,000	New York State Housing Finance Agency 750 6th. Ave. Revenue, Series A, 0.02%, 5/15/31, (Credit Support: Fannie Mae)(a)	21,000,000
54,000,000	New York State Housing Finance Agency Biltmore Tower Revenue, Series A, 0.02%, 5/15/34, (Credit Support: Fannie Mae)(a)	54,000,000
60,000,000	New York State Housing Finance Agency Clinton Green North Revenue, Series A, 0.02%, 11/1/38, (Credit Support: Freddie Mac)(a)	60,000,000
29,500,000	New York State Housing Finance Agency North End Revenue, Series A, 0.01%, 11/15/36, (Credit Support: Fannie Mae)(a)	29,500,000

19

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 50,000,000	New York State Housing Finance Agency Theater Row Revenue, Series A, 0.02%, 11/1/32, (Credit Support: Freddie Mac)(a)	$50,000,000

		247,200,000

Oregon — 0.12%
7,800,000	City of Portland Housing Authority Civic Apartments Redevelopment Revenue, 0.04%, 6/1/38, (Credit Support: Freddie Mac)(a)	7,800,000

Virginia — 4.87%
202,600,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series M017, Class A, 0.05%, 9/15/50, (Credit Support: Freddie Mac)(a)(b)	202,600,000
50,000,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO15, Class A, 0.05%, 5/15/46, (Credit Support: Freddie Mac)(a)	50,000,000
31,705,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO21, Class A, 0.05%, 6/15/36, (Credit Support: Freddie Mac)(a)	31,705,000
9,335,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO25, Class A, 0.06%, 9/15/38, (Credit Support: Freddie Mac)(a)	9,335,000
14,705,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO28, Class A, 0.04%, 9/15/24(a)	14,705,000

		308,345,000

Washington — 0.43%
27,180,000	Washington State Housing Finance Commission Queen Anne Project Revenue, Series A, 0.04%, 9/1/38, (Credit Support: Fannie Mae)(a)	27,180,000

Total U.S. Government Agency Backed Municipal Bonds		691,389,738

(Cost $691,389,738)

U.S. Government Agency Obligations — 66.37%
Fannie Mae — 18.34%
25,000,000	0.10%, 10/1/15(c)	25,000,000
55,030,000	0.11%, 10/1/15(c)	55,030,000
39,125,000	0.11%, 10/1/15(c)	39,125,000
76,118,200	0.11%, 10/1/15(c)	76,118,200
101,918,000	0.13%, 11/2/15(c)	101,906,223
12,705,000	0.13%, 10/1/15(c)	12,705,000
15,750,000	0.14%, 11/2/15(c)	15,748,040
49,250,000	0.14%, 11/2/15(c)	49,243,871
75,965,200	0.17%, 1/4/16(c)	75,931,121
52,000,000	0.17%, 1/4/16(c)	51,976,672
50,000,000	0.18%, 10/21/16(a)	49,998,097
39,101,500	0.18%, 1/4/16(c)	39,082,927
54,756,000	0.18%, 1/4/16(c)	54,730,352
18,000,000	0.18%, 12/1/15(c)	17,994,510
19,375,000	0.19%, 12/15/15(c)	19,367,331

20

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 12,616,000	0.19%, 1/4/16(c)	$12,609,674
42,500,000	0.20%, 11/2/15(c)	42,492,539
10,800,000	0.20%, 7/25/16(a)	10,804,851
35,000,000	0.21%, 10/21/15(a)	35,000,493
25,000,000	0.21%, 9/8/17(a)	24,995,101
25,000,000	0.22%, 8/16/17(a)	24,995,257
5,000,000	0.23%, 8/15/16(a)	5,001,796
58,668,870	0.24%, 12/1/15(c)	58,645,260
51,000,000	0.24%, 12/1/15(c)	50,979,476
116,867,000	0.24%, 12/1/15(c)	116,819,474
3,060,000	0.38%, 12/21/15	3,060,347
631,869	0.52%, 1/25/17(a)	631,869
33,978	0.56%, 3/25/16(a)	33,981
246,275	0.95%, 11/25/15	246,275
140,743	1.08%, 2/25/16	140,743
33,960,000	1.63%, 10/26/15	33,994,600
9,501,000	1.88%, 10/15/15	9,507,334
30,000,000	2.38%, 4/11/16	30,325,634
15,741,000	4.38%, 10/15/15	15,766,478

		1,160,008,526

Federal Farm Credit Bank — 9.62%
15,000,000	0.09%, 10/13/15(a)	14,999,745
35,000,000	0.13%, 4/5/16(a)	34,980,059
10,000,000	0.14%, 3/29/16(a)	9,999,499
25,000,000	0.15%, 10/8/15(a)	24,999,975
20,000,000	0.16%, 1/25/16(a)	19,999,841
58,000,000	0.17%, 2/11/16(a)	57,996,837
25,000,000	0.18%, 10/3/16(a)	24,996,305
17,900,000	0.20%, 12/7/15	17,899,179
50,000,000	0.21%, 5/5/16(a)	50,004,563
17,500,000	0.22%, 1/19/16(a)	17,501,090
10,000,000	0.22%, 7/8/16(a)	10,005,078
5,000,000	0.22%, 10/11/16(a)	5,002,613
25,000,000	0.22%, 10/3/16(a)	25,006,374
20,000,000	0.23%, 9/14/16(a)	20,014,149
3,000,000	0.23%, 1/3/17(a)	3,002,487
7,250,000	0.23%, 1/19/16(a)	7,251,224
9,565,000	0.23%, 10/11/16(a)	9,572,592
62,000,000	0.23%, 3/13/17(a)	62,022,736
50,000,000	0.24%, 6/19/17(a)	49,997,431
55,400,000	0.24%, 8/4/17(a)	55,446,630
7,250,000	0.24%, 3/24/17(a)	7,254,904
23,500,000	0.26%, 4/11/16(a)	23,498,114
8,869,000	0.26%, 4/17/17(a)	8,875,694
16,000,000	0.28%, 6/9/16(a)	15,993,299
12,610,000	0.29%, 7/15/16(a)	12,620,079

21

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 16,500,000	1.50%, 11/16/15	$16,528,131
2,990,000	4.88%, 12/16/15	3,018,362

		608,486,990

Federal Home Loan Bank — 30.09%
50,000,000	0.09%, 10/2/15(c)	49,999,875
50,000,000	0.09%, 10/7/15(c)	49,999,225
75,000,000	0.09%, 10/9/15(c)	74,998,456
79,200,000	0.10%, 10/21/15(c)	79,195,713
50,000,000	0.10%, 10/7/15(c)	49,999,167
25,000,000	0.11%, 10/28/15(c)	24,997,900
50,000,000	0.11%, 11/24/15	49,997,925
22,675,000	0.11%, 11/20/15	22,674,128
13,900,000	0.12%, 10/14/15(c)	13,899,398
51,100,000	0.12%, 11/12/15(c)	51,092,846
7,480,000	0.13%, 10/30/15(c)	7,479,217
25,000,000	0.13%, 11/4/15(c)	24,996,930
50,000,000	0.13%, 11/27/15(c)	49,989,708
84,000,000	0.14%, 10/8/15(a)	83,999,920
15,000,000	0.14%, 11/5/15	15,000,160
40,000,000	0.14%, 7/1/16(a)	39,998,198
9,675,000	0.14%, 11/18/15	9,675,104
40,000,000	0.14%, 7/22/16(a)	40,000,000
1,900,000	0.14%, 10/30/15(c)	1,899,786
29,600,000	0.14%, 11/25/15(c)	29,593,822
13,500,000	0.15%, 10/23/15(c)	13,498,804
40,000,000	0.15%, 1/8/16(a)	39,999,453
20,000,000	0.15%, 1/15/16(a)	19,999,707
25,000,000	0.15%, 10/22/15(a)	25,000,762
20,000,000	0.15%, 8/25/16(a)	20,000,000
600,000	0.15%, 11/12/15(c)	599,895
8,700,000	0.15%, 11/25/15(c)	8,698,038
25,000,000	0.16%, 11/6/15(c)	24,996,000
15,000,000	0.16%, 8/18/16(a)	14,996,153
50,000,000	0.17%, 10/14/15(a)	49,999,822
28,000,000	0.17%, 11/20/15(a)	28,000,330
19,000,000	0.17%, 3/3/16(a)	18,999,797
25,000,000	0.17%, 2/14/17(a)	24,981,629
50,000,000	0.18%, 10/7/15(a)	50,000,206
11,500,000	0.18%, 11/4/15	11,500,283
25,000,000	0.18%, 5/17/16(a)	25,000,000
25,000,000	0.18%, 2/28/17(a)	25,000,000
12,500,000	0.19%, 1/15/16	12,499,689
35,000,000	0.19%, 1/21/16(a)	34,999,441
15,000,000	0.19%, 11/13/15(c)	14,996,614
25,000,000	0.19%, 11/20/15(c)	24,993,576
25,000,000	0.19%, 11/25/15(c)	24,992,781
25,000,000	0.19%, 11/27/15(c)	24,992,400

22

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$25,000,000	0.20%, 11/18/15(c)	$24,993,333
17,500,000	0.20%, 12/8/15(c)	17,493,389
40,000,000	0.20%, 10/16/15	39,999,294
18,000,000	0.20%, 12/2/15(c)	17,993,800
17,500,000	0.20%, 12/4/15(c)	17,493,933
23,000,000	0.21%, 10/9/15	22,999,885
28,000,000	0.21%, 8/26/16(a)	28,000,000
17,500,000	0.21%, 12/9/15(c)	17,493,023
36,500,000	0.22%, 10/7/15(c)	36,500,700
35,000,000	0.22%, 10/7/15(c)	35,000,350
25,000,000	0.23%, 1/4/16	24,996,819
35,000,000	0.23%, 6/14/16(a)	35,000,000
22,500,000	0.23%, 12/11/15(c)	22,490,016
23,500,000	0.25%, 3/23/16(c)	23,471,604
40,000,000	0.25%, 11/20/15(a)	40,000,000
25,000,000	0.25%, 1/12/16	24,997,628
9,200,000	0.25%, 1/22/16	9,201,125
20,000,000	0.27%, 12/16/15(c)	19,988,600
10,900,000	0.32%, 1/13/16	10,901,406
50,000,000	0.33%, 4/1/16	49,988,954
50,000,000	0.34%, 3/14/16	49,994,735
11,040,000	1.00%, 3/11/16	11,071,381
14,725,000	5.38%, 5/18/16	15,188,058

		1,903,490,891

Freddie Mac — 5.02%
35,000,000	0.14%, 11/23/15(c)	34,992,786
25,000,000	0.15%, 8/17/16(a)	25,000,000
25,000,000	0.16%, 9/2/16(a)	25,000,000
50,000,000	0.19%, 6/15/16(a)	49,994,596
50,000,000	0.19%, 11/25/15(a)	50,000,000
20,000,000	0.20%, 9/16/16(a)	20,000,000
50,000,000	0.21%, 7/21/16(a)	49,995,876
9,162,000	4.75%, 11/17/15	9,215,878
53,000,000	4.75%, 1/19/16	53,710,152

		317,909,288

Overseas Private Investment Corp. — 3.30%
14,310,000	0.00%, 5/2/16(d)	14,310,000
13,455,000	0.00%, 5/2/16(d)	13,455,000
5,000,000	0.14%, 7/20/22(a)	5,000,000
5,000,000	0.15%, 11/20/19(a)	5,000,000
80,000,000	0.15%, 9/15/20(a)	80,000,000
10,000,000	0.15%, 9/15/22(a)	10,000,000
27,000,000	0.15%, 7/15/25(a)	27,000,000
11,000,000	0.15%, 10/10/25(a)	11,000,000
15,000,000	0.15%, 11/15/28(a)	15,000,000

23

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 28,100,000	0.15%, 1/15/30(a)	$28,100,000

		208,865,000

Total U.S. Government Agency Obligations		4,198,760,695

(Cost $4,198,760,695)

U.S. Treasury Obligations — 7.54%
U.S. Treasury Notes — 7.54%
25,000,000	0.25%, 11/30/15	25,006,080
88,500,000	0.25%, 12/15/15	88,508,469
50,000,000	0.38%, 1/15/16	50,012,143
55,000,000	0.50%, 6/15/16	55,076,793
52,500,000	0.50%, 8/31/16	52,537,409
50,000,000	0.63%, 8/15/16	50,089,572
50,000,000	0.63%, 10/15/16	50,074,758
25,000,000	0.88%, 9/15/16	25,088,347
55,000,000	1.50%, 6/30/16	55,467,817
25,000,000	2.00%, 1/31/16	25,138,973

		477,000,361

Total U.S. Treasury Obligations		477,000,361

(Cost $477,000,361)
Repurchase Agreements — 18.12%
125,000,000	BNP Paribas Securities Corp., dated 9/30/15; due 10/1/15 at 0.11% with maturity value of $125,000,382 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 1/1/16 to 10/1/45 at rates of 2.50% to 8.00%, aggregate original par and fair value of $219,780,479 and $127,500,000, respectively)	125,000,000

	Total Value of BNP Paribas Securities Corp., (collateral value of $127,500,000)	125,000,000

76,340,000	Citibank N.A., dated 9/24/15; due 10/1/15 at 0.09% with maturity value of $76,341,336 (fully collateralized by a U.S. Treasury security with a maturity date of 2/15/18 at a rate of 1.00%, original par and fair value of $77,370,900 and $77,866,847, respectively)	76,340,000
150,000,000	Citibank N.A., dated 9/29/15; due 10/6/15 at 0.06% with maturity value of $150,001,750 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/15/15 to 11/15/22 at rates ranging from 0.000% to 1.625%, aggregate original par and fair value of $152,575,000 and $153,000,027, respectively)	150,000,000

24

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$150,000,000	Citibank N.A., dated 9/30/15; due 10/1/15 at 0.10% with maturity value of $150,000,417 (fully collateralized by U.S. Treasury, Fannie Mae, Freddie Mac, Federal Home Loan Bank and Federal Farm Credit Bank securities with maturity dates ranging from 7/14/17 to 10/8/27 at rates ranging from 0.00% to 2.75%, aggregate original par and fair value of $157,452,000 and $153,000,383, respectively)	$150,000,000
50,000,000	Citibank N.A., dated 9/30/15; due 10/1/15 at 0.11% with maturity value of $50,000,153 (fully collateralized by U.S. Treasury and Freddie Mac securities with maturity dates ranging from 11/15/15 to 5/15/45 at rates of 0.00% to 4.25%, aggregate original par and fair value of $81,909,587 and $51,000,031, respectively)	50,000,000

	Total Value of Citibank N.A., (collateral value of $434,867,288)	426,340,000

50,000,000	Goldman Sachs & Co., dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $50,000,167 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 1/1/26 to 12/1/43 at rates of 3.00% to 7.15%, aggregate original par and fair value of $59,816,113 and $51,000,000, respectively)	50,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $51,000,000)	50,000,000

50,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/29/15; due 10/6/15 at 0.07% with maturity value of $50,000,681 (fully collateralized by a Freddie Mac security with a maturity date of 1/1/45 at a rate of 3.50%, original par and fair value of $49,327,419 and $51,000,001, respectively)	50,000,000
15,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/15; due 10/1/15 at 0.11% with maturity value of $15,000,046 (fully collateralized by a U.S. Treasury security with a maturity date of 7/15/25 at a rate of 0.375%, original par and fair value of $15,611,500 and $15,300,025, respectively)	15,000,000
30,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $30,000,100 (fully collateralized by a Freddie Mac security with a maturity date of 1/1/45 at a rate of 3.50%, original par and fair value of $29,596,452 and $30,600,001, respectively)	30,000,000
50,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/15; due 10/7/15 at 0.12% with maturity value of $50,001,167 (fully collateralized by a Freddie Mac security with a maturity date of 1/1/45 at a rate of 3.50%, original par and fair value of $49,327,419 and $51,000,001, respectively)	50,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $147,900,028)	145,000,000

25

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$100,000,000	TD Securities (USA), dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $100,000,333 (fully collateralized by a U.S. Treasury security with a maturity date of 11/30/19 at a rate of 1.50%, original par and fair value of $100,415,400 and $102,000,055, respectively)	$100,000,000
100,000,000	TD Securities (USA), dated 9/30/15; due 10/7/15 at 0.12% with maturity value of $100,002,333 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/31/21 to 4/30/21 at rates ranging from 2.125% to 2.250%, aggregate original par and fair value of $97,636,100 and $102,000,048, respectively)	100,000,000

	Total Value of TD Securities (USA), (collateral value of $204,000,103)	200,000,000

150,000,000	Wells Fargo Securities, dated 9/30/15; due 10/1/15 at 0.12% with maturity value of $150,000,500 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/15/16 to 4/15/29 at rates ranging from 0.125% to 3.875%, aggregate original par and fair value of $101,587,900 and $153,000,067, respectively)	150,000,000
50,000,000	Wells Fargo Securities, dated 9/30/15; due 10/1/15 at 0.14% with maturity value of $50,000,194 (fully collateralized by Fannie Mae securities with maturity dates of 10/1/45 at rates of 3.50%, aggregate original par and fair value of $48,733,482 and $51,000,000, respectively)	50,000,000

	Total Value of Wells Fargo Securities, (collateral value of $204,000,067)	200,000,000

Total Repurchase Agreements		1,146,340,000

(Cost $1,146,340,000)

Total Investments (Cost 6,528,690,794)(e) — 103.20%		$6,528,690,794

Liabilities in excess of other assets — (3.20)%		(202,365,066)

NET ASSETS — 100.00%		$6,326,325,728

26

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2015

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(c)	Represents effective yield to maturity on date of purchase.
(d)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LOC -Letter of Credit

    See Notes to Financial Statements.

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund

September 30, 2015

Principal Amount		Value
Municipal Bonds — 97.64%
Alabama — 0.49%
$ 5,000,000	Mobile County Industrial Development Authority, Exxon Mobil Project Refunding Revenue, 0.01%, 7/15/32(a)	$5,000,000

Alaska — 0.92%
9,435,000	City of Valdez Exxon Pipeline Co. Project Refunding Revenue, Series C, 0.01%, 12/1/33(a)	9,435,000

California — 1.07%
2,270,000	California Housing Finance Agency Revenue, Series A, 0.01%, 8/1/40, (LOC: JP Morgan Chase Bank NA)(a)	2,270,000
5,600,000	County of San Bernardino Sycamore Terrace Refunding Revenue, Series A, 0.03%, 5/15/29, (Credit Support: Fannie Mae)(a)	5,600,000
3,100,000	State of California TECP, 0.06%, 11/30/15(b)	3,100,000

		10,970,000

Colorado — 3.01%
4,200,000	Colorado Educational & Cultural Facilities Authority Private Primary Schools Revenue, 0.03%, 5/1/32, (LOC: U.S. Bank NA)(a)	4,200,000
4,250,000	Colorado Educational & Cultural Facilities Authority Refunding Revenue, 0.03%, 11/1/33, (LOC: U.S. Bank NA)(a)	4,250,000
1,035,000	Colorado Health Facilities Authority Arapahoe Housing Project Revenue, Series A, 0.12%, 4/1/24, (LOC: Wells Fargo Bank)(a)	1,035,000
8,530,000	Colorado Health Facilities Authority, Evangelical Nursing Home Revenue, 0.02%, 6/1/37, (LOC: U.S. Bank NA)(a)	8,530,000
3,475,000	County of Pitkin Refunding Revenue, Series A, 0.03%, 12/1/24, (LOC: U.S. Bank NA)(a)	3,475,000
4,835,000	Gateway Regional Metropolitan District Refunding GO, 0.07%, 12/1/37, (LOC: Wells Fargo Bank)(a)	4,835,000
4,175,000	Holland Creek Metropolitan District Revenue, 0.02%, 6/1/41, (LOC: Bank of America NA)(a)	4,175,000
485,000	Parker Automotive Metropolitan District GO, 0.03%, 12/1/34, (LOC: U.S. Bank NA)(a)	485,000

		30,985,000

Delaware — 0.44%
4,560,000	Delaware State Economic Development Authority Revenue, 0.03%, 5/1/36, (LOC: PNC Bank NA)(a)	4,560,000

District Of Columbia — 0.13%
1,300,000	District of Columbia Internships and Academic Revenue, 0.02%, 7/1/36, (LOC: Branch Banking & Trust)(a)	1,300,000

Florida — 3.15%
10,470,000	Florida Capital Trust Agency, Portofino Villas, Series A, 0.02%, 4/15/36, (Credit Support: Fannie Mae)(a)	10,470,000
3,525,000	Florida State Housing Finance Corp. South Pointe Project Refunding Revenue, Series J, 0.03%, 2/15/28, (Credit Support: Fannie Mae)(a)	3,525,000

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 5,245,000	JP Morgan Chase Putters/Drivers Trust Seminole County Sales Tax Refunding Revenue, Series 3438Z, 0.04%, 4/1/27(a)(c)	$5,245,000
2,225,000	JP Morgan Chase Putters/Drivers Trust Tampa Water Revenue, Series 3617, 0.04%, 10/1/25(a)(c)	2,225,000
1,500,000	Miami-Dade County, Professional Sports Franchise Facilities Revenue, Series E, 0.02%, 10/1/48, (LOC: Wells Fargo Bank)(a)	1,500,000
9,515,000	Orange County Housing Finance Authority, Post Fountains Project Refunding Revenue, 0.02%, 6/1/25, (Credit Support: Fannie Mae)(a)	9,515,000

		32,480,000

Georgia — 1.14%
7,215,000	Clayton County Housing Authority Refunding Revenue, 0.02%, 9/1/26, (Credit Support: Fannie Mae)(a)	7,215,000
4,520,000	Fulton County Development Authority School Improvement Revenue, 0.02%, 8/1/35, (LOC: Branch Banking & Trust)(a)	4,520,000

		11,735,000

Idaho — 0.05%
515,000	Idaho Health Facilities Authority, Trinity Health Refunding Revenue, Series D, 2.00%, 12/1/15	516,594

Illinois — 7.30%
3,795,000	City of Elmhurst Hospital Improvements Revenue, 0.02%, 7/1/18, (LOC: JP Morgan Chase Bank NA)(a)	3,794,981
3,235,000	Illinois Finance Authority, Cristo Rey Jesuit School Project Revenue, 0.13%, 9/1/41, (LOC: JP Morgan Chase Bank NA)(a)	3,235,000
2,100,000	Illinois Finance Authority, North Park University Project Revenue, 0.01%, 10/1/29, (LOC: JP Morgan Chase Bank NA)(a)	2,100,000
13,220,000	Illinois Finance Authority, Riverside Revenue, Series A, 0.02%, 11/15/22, (LOC: JP Morgan Chase Bank NA)(a)	13,220,000
5,650,000	Illinois Finance Authority, Steppenwolf Theatre Co. Project Refunding Revenue, 0.02%, 3/1/43, (LOC: Northern Trust Co.)(a)	5,650,000
4,700,000	Illinois Finance Authority, University of Chicago Medical Center Revenue, Series A, 0.01%, 8/1/44, (LOC: Bank of America N.A.)(a)	4,700,000
13,000,000	Illinois State Development Finance Authority, Oak Park Residence Corp. Project Revenue, 0.02%, 7/1/41, (LOC: PNC Bank NA)(a)	13,000,000
20,500,000	Illinois State Toll Highway Authority Highway Improvement Revenue, Series A-2A, 0.01%, 7/1/30, (LOC: Bank of Tokyo-Mitsubishi UFJ)(a)	20,500,000
3,615,000	Saint Clair County, Mckendree College Project Revenue, 0.03%, 6/1/34, (LOC: U.S. Bank NA)(a)	3,615,000
5,355,000	Village of Channahon Morris Hospital Refunding Revenue, Series A, 0.02%, 12/1/23, (LOC: U.S. Bank NA)(a)	5,355,000

		75,169,981

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Indiana — 5.37%
$27,600,000	City of Indianapolis Lakeside Pointe & Fox Club Refunding Revenue, 0.02%, 11/15/37, (Credit Support: Fannie Mae)(a)	$27,600,000
4,100,000	City of Rockport Pollution Control Refunding Revenue, 0.01%, 7/1/25, (LOC: Bank Tokyo-Mitsubishi UFJ)(a)	4,100,000
23,600,000	Indiana Finance Authority Ascension Health Refunding Revenue, Series E7, 0.01%, 11/15/33(a)	23,600,000

		55,300,000

Iowa — 1.51%
5,100,000	City of Urbandale Interstate Acres LP Refunding Revenue, 0.02%, 5/1/17, (LOC: Federal Home Loan Bank, Des Moines)(a)	5,100,000
1,125,000	County of Woodbury Siouxland Medical Education Foundation Revenue, 0.12%, 11/1/16, (LOC: U.S. Bank NA)(a)	1,125,000
2,010,000	Iowa Finance Authority Revenue, 0.02%, 2/1/23, (LOC: Wells Fargo Bank)(a)	2,010,000
7,270,000	Iowa Higher Education Loan Authority University & College Revenue, 0.12%, 5/1/20, (LOC: Wells Fargo Bank)(a)	7,270,000

		15,505,000

Kansas — 1.00%
2,725,000	City of Olathe Recreational Revenue, Series B, 0.03%, 11/1/18, (LOC: Bank of America NA)(a)	2,725,000
7,580,000	City of Wichita Public Improvements Refunding GO, Series 268, 0.25%, 10/15/15	7,580,084

		10,305,084

Louisiana — 5.92%
17,985,000	East Baton Rouge Parish Industrial Development Board, Inc. Exxon Mobil Project Refunding Revenue, 0.01%, 3/1/22(a)	17,985,000
11,400,000	East Baton Rouge Parish Industrial Development Board, Inc. Exxon Mobil Project Revenue, Series A, 0.01%, 8/1/35(a)	11,400,000
9,055,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 0.02%, 10/1/37, (LOC: Federal Home Loan Bank, Dallas)(a)	9,055,000
5,060,000	Louisiana Public Facilities Authority, Community Health Care Project Revenue, 0.06%, 4/1/21, (LOC: Bank of NY Mellon, Capital One NA)(a)	5,060,000
3,750,000	Louisiana Public Facilities Authority, Gulf Opportunity Zone Southern Ionics Inc. Revenue, 0.02%, 4/1/18, (LOC: Wells Fargo Bank NA)(a)	3,750,000
12,600,000	Louisiana Public Facilities Authority, Multifamily Housing Refunding Revenue, 0.02%, 4/1/36, (Credit Support: Freddie Mac)(a)	12,600,000
1,055,000	Terrebonne Economic Development Authority, Buquet District Industrial Revenue, 0.25%, 9/1/29, (LOC: Federal Home Loan Bank, Dallas)(a)	1,055,000

		60,905,000

Maryland — 3.07%
12,861,000	Johns Hopkins University TECP, 0.03%, 11/2/15(b)	12,861,000

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 2,000,000	Johns Hopkins University TECP, 0.03%, 11/2/15(b)	$2,000,000
2,835,000	Maryland Health & Higher Educational Facilities Authority Glen Meadows Retirement Revenue, Series A, 0.01%, 7/1/29, (LOC: TD Bank NA)(a)	2,835,000
10,000,000	Maryland Health & Higher Educational Facilities Authority Refunding Revenue, Series A, 0.01%, 4/1/35, (LOC: TD Bank NA)(a)	10,000,000
3,860,000	Maryland Health & Higher Educational Facilities Authority Refunding Revenue, Series B, 0.01%, 4/1/35, (LOC: TD Bank NA)(a)	3,860,000

		31,556,000

Massachusetts — 0.26%
2,675,000	Commonwealth of Massachusetts Public Improvements Refunding GO, Series C, 5.00%, 12/1/15	2,696,613

Michigan — 2.68%
15,795,000	Michigan Hospital Finance Authority Trinity Healthcare TECP, 0.05%, 12/1/15(b)	15,795,000
1,500,000	State of Michigan Refunding GO, 5.50%, 12/1/15	1,513,545
10,305,000	University of Michigan, Series D-2, 0.01%, 12/1/29(a)	10,305,000

		27,613,545

Minnesota — 14.35%
1,500,000	Bloomington Independent School District No. 271 Refunding Revenue GO, Series A, 5.00%, 2/1/16, (Credit Support: School District Credit Program)	1,523,967
9,745,000	City of Andover Senior Housing Presbyterian Homes Inc. Project, Refunding Revenue, 0.02%, 11/15/33, (Credit Support: Fannie Mae)(a)	9,745,000
4,860,000	City of Burnsville Berkshire Project Refunding Revenue, Series A, 0.03%, 7/15/30, (Credit Support: Fannie Mae)(a)	4,860,000
2,107,000	City of Crystal Housing Development Revenue, Crystal Apartments, 0.02%, 5/1/27(a)	2,107,000
12,035,000	City of Inver Grove Heights Refunding Revenue, 0.02%, 5/15/35, (Credit Support: Fannie Mae)(a)	12,035,000
6,100,000	City of Minnetonka Beacon Hill Refunding Revenue, 0.02%, 5/15/34, (Credit Support: Fannie Mae)(a)	6,099,994
4,200,000	City of Roseville Senior Housing Eaglecrest Project, Refunding Revenue, 0.02%, 7/1/39, (Credit Support: Freddie Mac)(a)	4,200,000
3,820,000	City of Saint Louis Park Parkshore Senior Project Refunding Revenue, 0.02%, 8/1/34, (Credit Support: Freddie Mac)(a)	3,820,000
5,565,000	City of Saint Louis Park Westwind Apartments Project Refunding Revenue, 0.02%, 9/15/33, (Credit Support: Fannie Mae)(a)	5,565,000
1,025,000	City of Spring Lake Park Oak Crest Apartments Project Refunding Revenue, 0.02%, 2/15/33, (Credit Support: Fannie Mae)(a)	1,025,000
4,000,000	Elk River Independent School District No. 728 Refunding GO, Series A, 5.00%, 2/1/16, (Credit Support: School District Credit Program)	4,064,095

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 1,090,000	Minnesota State Public Improvements GO, Series A, 5.00%, 10/1/15	$1,090,000
400,000	Minnesota State Public Improvements GO, Series H, 5.00%, 11/1/15	401,596
6,710,000	Osseo Independent School District No. 279 Refunding GO, Series C, 2.00%, 2/1/16, (Credit Support: School District Credit Program)	6,749,835
5,500,000	Pine City Senior Housing Lakeview Commons Project Refunding Revenue, 0.02%, 4/15/36, (Credit Support: Fannie Mae)(a)	5,500,000
29,450,000	Rochester Health Care Facilities TECP, 0.04%, 10/14/15, (Credit Support: Mayo Clinic Foundation)(b)	29,450,000
10,000,000	Rochester Health Care Facilities TECP, 0.06%, 1/15/16, (Credit Support: Mayo Clinic Foundation)(b)	10,000,000
5,350,000	Saint Paul Housing & Redevelopment Authority, Highland Ridge Project Refunding Revenue, 0.02%, 10/1/33, (Credit Support: Freddie Mac)(a)	5,350,000
1,415,000	Shakopee Independent School District #720, Refunding GO, Series A, 3.00%, 2/1/16, (Credit Support: School District Credit Program)	1,428,303
5,130,000	South Washington County Independent School District No. 833 Refunding GO, Series A, 2.00%, 2/1/16, (Credit Support: School District Credit Program)	5,160,459
26,250,000	University of Minnesota TECP, 0.06%, 1/7/16(b)	26,250,000
1,280,000	University of Minnesota University and College Improvements Revenue, Series D, 5.00%, 12/1/15	1,290,356

		147,715,605

Mississippi — 4.15%
7,900,000	Jackson County Pollution Control, Chevron USA Inc. Project Refunding Revenue, 0.01%, 12/1/16(a)	7,900,000
1,605,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series A, 0.01%, 11/1/35(a)	1,605,000
2,000,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series B, 0.01%, 11/1/35(a)	2,000,000
3,570,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series C, 0.01%, 11/1/35(a)	3,570,000
13,200,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series F, 0.01%, 11/1/35(a)	13,200,000
7,350,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series J, 0.01%, 11/1/35(a)	7,350,000
7,140,000	Mississippi Business Finance Corp., King Edward Hotel Project Revenue, 0.02%, 5/1/39, (LOC: Federal Home Loan Bank, Atlanta)(a)	7,140,000

		42,765,000

Missouri — 1.55%
3,400,000	Kansas City, Roe Bartle Refunding Revenue, Series E, 0.02%, 4/15/34, (LOC: Sumitomo Mitsui Banking)(a)	3,400,000
5,000,000	Kansas City, Roe Bartle Refunding Revenue, Series F, 0.02%, 4/15/25, (LOC: Sumitomo Mitsui Banking)(a)	5,000,000

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 1,900,000	Missouri State Health & Educational Facilities Authority Ascension Health Refunding Revenue, Series C2, 0.01%, 11/15/39(a)	$1,900,001
5,640,000	Nodaway County Industrial Development Authority Northwest Foundation Inc. Revenue, 0.02%, 11/1/28, (LOC: U.S. Bank NA)(a)	5,640,000

		15,940,001

Montana — 2.02%
14,775,000	Montana Board of Investment Cash Flow Management Public Improvements Refunding Revenue, 0.23%, 3/1/32(a)	14,774,558
6,000,000	Montana Board of Investment Cash Flow Management Public Improvements Refunding Revenue, 0.23%, 3/1/35(a)	6,000,000

		20,774,558

New York — 6.08%
3,800,000	City of New York Refunding GO, Subseries I6, 0.01%, 4/1/36, (LOC: Bank of NY Mellon Trust)(a)	3,800,000
1,600,000	Nassau Health Care Corp. Refunding Revenue, 0.01%, 8/1/29, (LOC: Wells Fargo Bank)(a)	1,600,000
2,800,000	New York City Industrial Development Agency Revenue, New York Law School Project, Series A, 0.01%, 7/1/36, (LOC: JP Morgan Chase Bank NA)(a)	2,800,000
10,000,000	New York City Transitional Finance Authority Future Tax Secured Refunding Revenue, 0.01%, 11/1/29(a)	10,000,000
3,855,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 11/1/15	3,870,772
7,750,000	New York State Housing Finance Agency, 625 West 57th Street Multifamily Housing Revenue, Series A2, 0.01%, 5/1/49, (LOC: Bank of NY Mellon Trust)(a)	7,750,000
30,000,000	New York State Housing Finance Agency, North End Revenue, Series A, 0.01%, 11/15/36, (Credit Support: Fannie Mae)(a)	30,000,000
2,800,000	Westchester County Industrial Development Agency, Northern Westchester Hospital Refunding Revenue, 0.01%, 11/1/24, (LOC: TD Bank, NA)(a)	2,800,000

		62,620,772

North Carolina — 1.82%
8,900,000	Charlotte-Mecklenburg Hospital Authority Nursing Home Improvements Revenue, Series E, 0.01%, 1/15/44, (LOC: TD Bank NA)(a)	8,900,000
6,040,000	North Carolina Capital Facilities Finance Agency College Improvements Revenue, Series A, 0.02%, 7/1/31, (LOC: Wells Fargo Bank NA)(a)	6,040,000
1,100,000	North Carolina Capital Facilities Finance Agency Refunding Revenue, 0.02%, 7/1/19, (LOC: Branch Banking & Trust)(a)	1,100,000
2,660,000	North Carolina Medical Care Commission Lower Cape Fear Hospice Revenue, 0.05%, 11/1/27, (LOC: Branch Banking & Trust)(a)	2,660,000

		18,700,000

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
Ohio — 1.01%
$ 3,000,000	Cleveland-Cuyahoga County, Port Authority Special Buildings 1&3 LLC Revenue, 0.02%, 1/1/37, (LOC: JP Morgan Chase Bank NA)(a)	$3,000,000
4,730,000	Cuyahoga County, Cleveland Health Educational Museum Revenue, 0.02%, 3/1/32, (LOC: PNC Bank N.A.)(a)	4,730,000
2,700,000	Ohio Higher Educational Facility Commission, John Carroll Revenue, Series A, 0.02%, 11/15/31, (LOC: JP Morgan Chase Bank NA)(a)	2,700,000

		10,430,000

Pennsylvania — 7.00%
6,500,000	Allegheny County Hospital Development Authority Revenue, Series A, 0.02%, 6/1/30, (LOC: PNC Bank NA)(a)	6,500,000
2,000,000	Allegheny County Industrial Development Authority Revenue, 0.02%, 5/1/31, (LOC: PNC Bank NA)(a)	2,000,000
3,600,000	Delaware County Industrial Development Authority, Scott Paper Co. Project Revenue, Series B, 0.03%, 12/1/18, (Credit Support: Kimberly-Clark Corp.)(a)	3,600,000
3,500,000	Delaware County Industrial Development Authority, Scott Paper Co. Project Revenue, Series E, 0.03%, 12/1/18, (Credit Support: Kimberly-Clark Corp.)(a)	3,500,000
33,220,000	Delaware County Industrial Development Authority, United Parcel Service Project Revenue, 0.01%, 12/1/15(a)	33,220,000
8,200,000	Jackson Township Industrial Development Authority Stoneridge Retirement Revenue, 0.02%, 10/15/42, (LOC: PNC Bank NA)(a)	8,200,000
8,155,000	JP Morgan Chase Putters/Drivers Trust Owen J Roberts School District Refunding GO, Series 3405, 0.04%, 11/15/15, (Credit Support: State Aid Withholding)(a)(c)	8,155,000
6,845,000	Luzerne County Convention Center Authority Revenue, Series A, 0.02%, 9/1/28, (LOC: PNC Bank NA)(a)	6,845,000

		72,020,000

South Carolina — 2.72%
10,000,000	City of Columbia Waterworks & Sewer System Revenue, 0.02%, 2/1/38, (LOC: Sumitomo Mitsui Banking)(a)	10,000,000
1,265,000	Richland County School District No. 2 Refunding GO, Series A, 2.00%, 2/1/16, (Credit Support: South Carolina School District)	1,272,683
6,825,000	South Carolina Educational Facilities Authority, Charleston Southern University Project Revenue, 0.03%, 4/1/28, (LOC: Bank of America NA)(a)	6,825,000
5,100,000	South Carolina Educational Facilities Authority, Columbia College Project Revenue, 0.03%, 12/1/22, (LOC: Bank of America NA)(a)	5,100,000
2,950,000	South Carolina Jobs-Economic Development Authority Revenue, 0.12%, 5/1/29, (LOC: Wells Fargo Bank)(a)	2,950,000
1,830,000	Spartanburg County School District No. 7 School Improvements GO, 4.00%, 3/1/16, (Credit Support: South Carolina School District)	1,858,918

		28,006,601

34

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
South Dakota — 0.49%
$ 5,000,000	South Dakota Housing Development Authority Home Ownership Mortgage Revenue, Series C, 0.01%, 5/1/39(a)	$5,000,000

Tennessee — 0.93%
1,800,000	Clarksville Public Building Authority Refunding Revenue, 0.01%, 7/1/35, (LOC: Bank of America, N.A.)(a)	1,800,000
7,810,000	Shelby County Health Educational & Housing Facilities Board, Hedgerow Apartments Refunding Revenue, Series A-1, 0.02%, 12/15/37, (Credit Support: Fannie Mae)(a)	7,810,000

		9,610,000

Texas — 9.79%
2,875,000	City of Austin Refunding Revenue , Sub Series B, 0.02%, 11/15/29, (LOC: JP Morgan Chase Bank NA)(a)	2,875,000
10,600,000	City of Houston Utility System Refunding Revenue, Series B-3, 0.01%, 5/15/34, (LOC: Sumitomo Mitsui Banking)(a)	10,600,000
7,050,000	DeSoto Industrial Development Authority Caterpillar Refunding Revenue, 0.05%, 12/1/16(a)	7,050,000
1,385,000	Galveston Independent School District School Improvements Refunding GO, 4.00%, 2/1/16, (Credit Support: PSF-GTD)	1,402,109
8,000,000	Gulf Coast Waste Disposal Authority Exxon Project Refunding Revenue, 0.01%, 10/1/24(a)	8,000,000
18,000,000	Harris County Cultural Educational Facilities TECP, 0.14%, 12/3/15, (Credit Support: Methodist Hospital)(b)	18,000,000
8,000,000	Harris County Cultural Educational Facilities TECP, 0.14%, 12/3/15, (Credit Support: Methodist Hospital)(b)	8,000,000
17,000,000	Harris County Cultural Educational Facilities TECP, 0.18%, 2/3/16, (Credit Support: Methodist Hospital)(b)	17,000,000
10,000,000	Harris County Cultural Educational Facilities TECP, 0.18%, 2/3/16, (Credit Support: Methodist Hospital)(b)	10,000,000
11,995,000	Katy Independent School District School Improvements GO, Series A, 2.00%, 2/15/16, (Credit Support: PSF-GTD)	12,077,908
1,960,000	Klein Independent School District School Improvements Refunding GO, Series A, 4.00%, 2/1/16, (Credit Support: PSF-GTD)	1,984,646
1,715,000	Pharr San Juan Alamo Independent School District Refunding GO, 5.00%, 2/1/16, (Credit Support: PSF-GTD)	1,742,191
2,000,000	Port of Port Arthur Navigation District, Texaco Inc. Project Revenue, 0.01%, 10/1/24(a)	2,000,000

		100,731,854

Utah — 1.76%
245,000	County of Sanpete Private Primary Schools Revenue, 0.12%, 8/1/28, (LOC: U.S. Bank NA)(a)	245,000
1,950,000	Ogden City Redevelopment Agency Tax Allocation Revenue, Series A, 0.12%, 4/1/25, (LOC: Wells Fargo Bank)(a)	1,950,000
3,990,000	Salt Lake County Housing Authority Refunding Revenue, 0.02%, 2/15/31, (Credit Support: Fannie Mae)(a)	3,990,000

35

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Principal Amount		Value
$11,970,000	Utah Associated Municipal Power Systems Horse Butte Wind Project Revenue, 0.02%, 9/1/32, (LOC: Bank of Montreal)(a)	$11,970,000

		18,155,000

Vermont — 1.00%
10,300,000	Vermont Educational & Health Buildings Financing Agency Norwich University Project Refunding Revenue, 0.01%, 9/1/38, (LOC: TD Bank NA)(a)	10,300,000

Virginia — 0.56%
5,780,000	Stafford & Staunton County Industrial Development Authority TECP, 0.03%, 10/1/15(b)	5,780,000

Washington — 1.14%
4,250,000	Washington State Housing Finance Commission Lake City Senior Apartments Project Refunding Revenue, 0.02%, 7/1/44, (LOC: Freddie Mac)(a)	4,250,000
4,330,000	Washington State Housing Finance Commission Retirement Facilities Revenue, Series A, 0.02%, 8/1/44, (LOC: Federal Home Loan Bank, San Francisco)(a)	4,330,000
1,350,000	Washington State Housing Finance Commission, Overlake School Project Refunding Revenue, 0.02%, 10/1/29, (LOC: Wells Fargo Bank NA)(a)	1,350,000
1,795,000	Washington State University & College Improvements GO, Series C, 5.00%, 1/1/16	1,816,715

		11,746,715

Wisconsin — 3.76%
6,235,000	Wisconsin Health & Educational Facilities Authority Revenue, 0.12%, 6/1/28, (LOC: Wells Fargo Bank)(a)	6,235,000
29,150,000	Wisconsin Health & Educational Facilities Authority, Aurora Health Care Refunding Revenue, Series C, 0.01%, 7/15/28, (LOC: Bank of Montreal)(a)	29,150,000
1,650,000	Wisconsin Health & Educational Facilities Authority, Jewish Home & Care Center, 0.02%, 3/1/36, (LOC: JP Morgan Chase Bank NA)(a)	1,650,000
1,635,000	Wisconsin Municipalities Private School Finance Commission Revenue, 0.03%, 3/1/23, (LOC: U.S. Bank NA)(a)	1,635,000

		38,670,000

Total Municipal Bonds		1,004,998,923

(Cost $1,004,998,923)

Shares
Investment Company — 1.46%
15,000,000	Goldman Sachs Financial Square Tax Free Money Market Fund, Institutional Shares	15,000,000

Total Investment Company		15,000,000

(Cost $15,000,000)

36

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2015

Total Investments	$1,019,998,923
(Cost $1,019,998,923)(d) — 99.10%

Other assets in excess of liabilities — 0.90%	9,276,921

NET ASSETS — 100.00%	$1,029,275,844

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

GO - General Obligation

LOC - Letter of Credit

PSF-GTD - Permanent School Fund Guarantee

TECP - Tax Exempt Commercial Paper

See Notes to Financial Statements.

37

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2015

	Prime	U.S. Government	Tax-Free
	Money	Money	Money
	Market Fund	Market Fund	Market Fund
Assets:
Investments, at value (cost $7,738,365,591; $6,528,690,794; $1,019,998,923 respectively)	$7,738,365,591*	$6,528,690,794**	$1,019,998,923
Cash	297,573,039	71,933,746	8,807,891
Interest and dividends receivable	4,160,405	3,371,525	518,517
Prepaid expenses and other assets	165,354	112,021	63,994

Total Assets	8,040,264,389	6,604,108,086	1,029,389,325

Liabilities:
Distributions payable	34,957	—	—
Payable for investments purchased	—	276,823,286	—
Accrued expenses and other payables:
Investment advisory fees	649,806	506,455	28,208
Audit fees	34,535	34,535	34,535
Trustee fees	5,361	2,762	654
Distribution fees	817,245	201,317	—
Shareholder reports	163,698	43,231	9,457
Shareholder servicing fees	34,010	29,358	—
Transfer Agent fees	20,753	6,954	5,317
Other	222,048	134,460	35,310

Total Liabilities	1,982,413	277,782,358	113,481

Net Assets	$8,038,281,976	$6,326,325,728	$1,029,275,844

Net Assets Consist Of:
Capital	$8,042,312,355	$6,326,328,695	$1,029,279,741
Undistributed (distributions in excess of) net investment income	(1,576)	—	—
Accumulated net realized losses from investment transactions	(4,028,803)	(2,967)	(3,897)

Net Assets	$8,038,281,976	$6,326,325,728	$1,029,275,844

Net Assets:
RBC Institutional Class 1	$1,096,247,805	$920,564,678	$5,000
RBC Institutional Class 2	367,047,057	329,387,539	125,165,316
RBC Investor Class	1,715,059,638	704,958,537	108,042,969
RBC Reserve Class	3,487,107,505	2,705,029,481	536,568,438
RBC Select Class	1,372,819,971	1,666,385,493	259,494,121

Total	$8,038,281,976	$6,326,325,728	$1,029,275,844

38

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Prime	U.S. Government	Tax-Free
	Money	Money	Money
	Market Fund	Market Fund	Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	1,096,093,395	920,545,756	5,000
RBC Institutional Class 2	367,004,977	329,385,225	125,235,466
RBC Investor Class	1,716,991,882	704,971,360	108,035,239
RBC Reserve Class	3,489,015,748	2,705,057,159	536,569,120
RBC Select Class	1,373,326,320	1,666,404,113	259,483,443

Total	8,042,432,322	6,326,363,613	1,029,328,268

Net Asset Values and Redemption Price per Share:
RBC Institutional Class 1	$1.00	$1.00	$1.00

RBC Institutional Class 2	$1.00	$1.00	$1.00

RBC Investor Class	$1.00	$1.00	$1.00

RBC Reserve Class	$1.00	$1.00	$1.00

RBC Select Class	$1.00	$1.00	$1.00

*	$1,410,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
**	$1,146,340,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See Notes to Financial Statements.

39

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2015

	Prime	U.S. Government	Tax-Free
	Money	Money	Money
	Market Fund	Market Fund	Market Fund
Investment Income:
Interest income	$18,843,469	$7,395,879	$827,124
Dividend income	—	—	966

Total Investment Income	18,843,469	7,395,879	828,090

Expenses:
Investment advisory fees	8,953,597	5,917,611	1,251,935
Distribution fees-RBC Institutional Class 2	625,499	656,700	245,057
Distribution fees-RBC Investor Class	19,773,610	6,812,060	1,285,334
Distribution fees-RBC Reserve Class	40,025,395	21,190,993	5,423,559
Distribution fees-RBC Select Class	13,044,259	12,032,468	2,859,257
Shareholder services administration fees-RBC Institutional Class 1	240,719	469,996	2
Accounting fees	447,680	295,881	62,597
Audit fees	39,673	37,497	35,164
Custodian fees	138,199	99,830	16,086
Insurance fees	72,946	39,792	11,232
Legal fees	299,546	160,843	39,546
Registration and filing fees	344,940	164,995	160,287
Shareholder reports	270,642	103,483	26,121
Transfer agent fees-RBC Institutional Class 1	49,370	7,930	4,177
Transfer agent fees-RBC Institutional Class 2	6,938	6,453	6,138
Transfer agent fees-RBC Investor Class	6,037	6,037	6,037
Transfer agent fees-RBC Reserve Class	6,036	6,036	6,037
Transfer agent fees-RBC Select Class	8,407	6,037	5,953
Trustees’ fees	313,813	201,262	43,527
Other fees	292,579	191,049	59,225

Total expenses before fee reductions	84,959,885	48,406,953	11,547,271
Expenses reduced by:
Advisor - Class Specific	—	(801,603)	(1,031,013)
Shareholder Services Administrator - Class Specific	(20,001)	(425,474)	(2)
Distributor - Class Specific	(67,120,144)	(40,376,417)	(9,813,208)

Net Expenses	17,819,740	6,803,459	703,048

Net Investment Income	1,023,729	592,420	125,042

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	30,458	(2,967)	12,163

Change in net assets resulting from operations	$1,054,187	$589,453	$137,205

See Notes to Financial Statements.

40

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Prime
	Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
From Investment Activities:
Operations:
Net investment income	$1,023,729	$1,237,554
Net realized gains from investment transactions	30,458	13,174

Change in net assets resulting from operations	1,054,187	1,250,728

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(176,562)	(126,773)
RBC Institutional Class 2 Shareholders	(41,760)	(54,213)
RBC Investor Class Shareholders	(197,930)	(246,155)
RBC Reserve Class Shareholders	(444,918)	(617,906)
RBC Select Class Shareholders	(163,104)	(192,507)

Change in net assets resulting from shareholder distributions	(1,024,274)	(1,237,554)

Capital Transactions:
Proceeds from shares issued	10,455,535,738	17,971,896,479
Distributions reinvested	928,528	1,181,199
Cost of shares redeemed	(13,484,442,323)	(19,950,583,437)

Change in net assets resulting from capital transactions	(3,027,978,057)	(1,977,505,759)

Net decrease in net assets	(3,027,948,144)	(1,977,492,585)

Net Assets:
Beginning of year	11,066,230,120	13,043,722,705

End of year	$8,038,281,976	$11,066,230,120

Distributions in excess of net investment income	$(1,576)	$(1,031)

Share Transactions:
Issued	10,455,535,738	17,971,896,479
Reinvested	928,528	1,181,199
Redeemed	(13,484,442,323)	(19,950,583,437)

Change in shares resulting from capital transactions	(3,027,978,057)	(1,977,505,759)

See Notes to Financial Statements.

41

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	U.S. Government
	Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
From Investment Activities:
Operations:
Net investment income	$592,420	$601,637
Net realized gains (losses) from investment transactions	(2,967)	16,663

Change in net assets resulting from operations	589,453	618,300

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(97,902)	(123,107)
RBC Institutional Class 2 Shareholders	(45,114)	(50,656)
RBC Investor Class Shareholders	(69,985)	(71,835)
RBC Reserve Class Shareholders	(241,680)	(223,585)
RBC Select Class Shareholders	(154,663)	(137,720)

Change in net assets resulting from Distributions of Net Investment Income	(609,344)	(606,903)

Capital Transactions:
Proceeds from shares issued	6,210,795,093	5,266,489,871
Distributions reinvested	598,310	588,816
Cost of shares redeemed	(5,523,006,294)	(5,754,230,322)

Change in net assets resulting from capital transactions	688,387,109	(487,151,635)

Net increase (decrease) in net assets	688,367,218	(487,140,238)

Net Assets:
Beginning of year	5,637,958,510	6,125,098,748

End of year	$6,326,325,728	$5,637,958,510

Undistributed (distributions in excess of) net investment income	$—	$(270)

Share Transactions:
Issued	6,210,795,093	5,266,489,871
Reinvested	598,310	588,816
Redeemed	(5,523,006,294)	(5,754,230,322)

Change in shares resulting from capital transactions	688,387,109	(487,151,635)

See Notes to Financial Statements.

42

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tax-Free
	Money Market Fund
	For the	For the
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
From Investment Activities:
Operations:
Net investment income	$125,042	$145,169
Net realized gains from investment transactions	12,163	26,146

Change in net assets resulting from operations	137,205	171,315

Distributions from Net Investment Income
RBC Institutional Class 2 Shareholders	(16,346)	(30,678)
RBC Investor Class Shareholders	(12,853)	(14,608)
RBC Reserve Class Shareholders	(60,261)	(62,634)
RBC Select Class Shareholders	(35,739)	(37,249)

Change in net assets resulting from Distributions of Net Investment Income	(125,199)	(145,169)

Capital Transactions:
Proceeds from shares issued	1,263,905,318	1,792,046,707
Distributions reinvested	125,212	145,194
Cost of shares redeemed	(1,543,983,886)	(1,845,621,176)

Change in net assets resulting from capital transactions	(279,953,356)	(53,429,275)

Net decrease in net assets	(279,941,350)	(53,403,129)

Net Assets:
Beginning of year	1,309,217,194	1,362,620,323

End of year	$1,029,275,844	$1,309,217,194

Distributions in excess of net investment income	$—	$—

Share Transactions:
Issued	1,263,905,318	1,792,046,707
Reinvested	125,212	145,194
Redeemed	(1,543,983,886)	(1,845,621,176)

Change in shares resulting from capital transactions	(279,953,356)	(53,429,275)

See Notes to Financial Statements.

43

FINANCIAL HIGHLIGHTS

Prime Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value,	Net	Net Realized /	Total from	Net
	Beginning	Investment	Unrealized Gain/(Loss)	Investment	Investment	Total	Net Asset Value,
	of Year	Income	on Investments	Activities	Income	Distributions	End of Year
RBC Institutional Class 1
Year Ended September 30, 2015	$ 1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Institutional Class 2
Year Ended September 30, 2015	$ 1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2015	$ 1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Reserve Class
Year Ended September 30, 2015	$ 1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Select Class
Year Ended September 30, 2015	$ 1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

44

FINANCIAL HIGHLIGHTS

Prime Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total	Net Assets,	Ratio of Net Expenses	Ratio of Net Investment Income	Ratio of Expenses
	Return(c)	End of Year (millions)	to Average Net Assets	to Average Net Assets	to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2015	0.03%	$ 1,096	0.18%	0.04%	0.18%
Year Ended September 30, 2014	0.01%	716	0.18%	0.01%	0.18%
Year Ended September 30, 2013	0.06%	1,760	0.17%	0.07%	0.17%
Year Ended September 30, 2012	0.09%	1,746	0.17%	0.09%	0.17%(d)
Year Ended September 30, 2011	0.13%	1,978	0.17%	0.14%	0.17%(d)
RBC Institutional Class 2
Year Ended September 30, 2015	0.01%	$ 367	0.20%	0.01%	0.28%
Year Ended September 30, 2014	0.01%	448	0.18%	0.01%	0.27%
Year Ended September 30, 2013	0.01%	586	0.22%	0.01%	0.27%
Year Ended September 30, 2012	0.01%	633	0.25%	0.01%	0.27%
Year Ended September 30, 2011	0.04%	687	0.26%	0.04%	0.27%
RBC Investor Class
Year Ended September 30, 2015	0.01%	$ 1,715	0.20%	0.01%	1.13%
Year Ended September 30, 2014	0.01%	2,200	0.18%	0.01%	1.12%
Year Ended September 30, 2013	0.01%	2,658	0.22%	0.01%	1.12%
Year Ended September 30, 2012	0.01%	2,816	0.26%	0.01%	1.12%
Year Ended September 30, 2011	0.01%	3,199	0.30%	0.01%	1.12%
RBC Reserve Class
Year Ended September 30, 2015	0.01%	$ 3,487	0.20%	0.01%	1.03%
Year Ended September 30, 2014	0.01%	5,909	0.18%	0.01%	1.02%
Year Ended September 30, 2013	0.01%	6,213	0.22%	0.01%	1.02%
Year Ended September 30, 2012	0.01%	5,453	0.26%	0.01%	1.02%
Year Ended September 30, 2011	0.01%	5,032	0.29%	0.01%	1.01%
RBC Select Class
Year Ended September 30, 2015	0.01%	$ 1,373	0.20%	0.01%	0.93%
Year Ended September 30, 2014	0.01%	1,794	0.18%	0.01%	0.92%
Year Ended September 30, 2013	0.01%	1,826	0.22%	0.01%	0.92%
Year Ended September 30, 2012	0.01%	1,668	0.26%	0.01%	0.92%
Year Ended September 30, 2011	0.01%	1,595	0.29%	0.01%	0.92%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(d)	There were no waivers or reimbursements during the period.

See Notes to Financial Statements.

45

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value,	Net	Net Realized/	Total from	Net
	Beginning	Investment	Unrealized Gain/(Loss)	Investment	Investment	Total	Net Asset Value,
	of Year	Income	on Investments	Activities	Income	Distributions	End of Year
RBC Institutional Class 1
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Institutional Class 2
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Reserve Class
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Select Class
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

46

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total	Net Assets,	Ratio of Net Expenses	Ratio of Net Investment Income	Ratio of Expenses
	Return(c)	End of Year (millions)	to Average Net Assets	to Average Net Assets	to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2015	0.01%	$ 921	0.11%	0.01%	0.17%
Year Ended September 30, 2014	0.01%	1,173	0.09%	0.01%	0.17%
Year Ended September 30, 2013	0.01%	1,231	0.13%	0.01%	0.17%
Year Ended September 30, 2012	0.01%	1,046	0.16%	0.01%	0.17%
Year Ended September 30, 2011	0.05%	1,580	0.17%	0.05%	0.17%
RBC Institutional Class 2
Year Ended September 30, 2015	0.01%	$ 329	0.11%	0.01%	0.27%
Year Ended September 30, 2014	0.01%	299	0.09%	0.01%	0.27%
Year Ended September 30, 2013	0.01%	497	0.12%	0.01%	0.27%
Year Ended September 30, 2012	0.01%	213	0.16%	0.01%	0.27%
Year Ended September 30, 2011	0.01%	142	0.20%	0.01%	0.27%
RBC Investor Class
Year Ended September 30, 2015	0.01%	$ 705	0.12%	0.01%	1.12%
Year Ended September 30, 2014	0.01%	672	0.09%	0.01%	1.12%
Year Ended September 30, 2013	0.01%	795	0.13%	0.01%	1.12%
Year Ended September 30, 2012	0.01%	857	0.16%	0.01%	1.12%
Year Ended September 30, 2011	0.01%	981	0.21%	0.01%	1.12%
RBC Reserve Class
Year Ended September 30, 2015	0.01%	$ 2,705	0.12%	0.01%	1.02%
Year Ended September 30, 2014	0.01%	2,140	0.09%	0.01%	1.02%
Year Ended September 30, 2013	0.01%	2,288	0.13%	0.01%	1.02%
Year Ended September 30, 2012	0.01%	1,896	0.16%	0.01%	1.02%
Year Ended September 30, 2011	0.01%	1,748	0.21%	0.01%	1.02%
RBC Select Class
Year Ended September 30, 2015	0.01%	$ 1,666	0.12%	0.01%	0.92%
Year Ended September 30, 2014	0.01%	1,354	0.09%	0.01%	0.92%
Year Ended September 30, 2013	0.01%	1,313	0.13%	0.01%	0.92%
Year Ended September 30, 2012	0.01%	1,309	0.16%	0.01%	0.92%
Year Ended September 30, 2011	0.01%	1,262	0.21%	0.01%	0.92%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

47

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value,	Net	Net Realized/	Total from	Net	Net
	Beginning	Investment	Unrealized Gain/(Loss)	Investment	Investment	Realized	Net Asset Value,
	of Period	Income	on Investments	Activities	Income	Gains	End of Year
RBC Institutional Class 1
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Period Ended September 30, 2014(e)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Period Ended October 28, 2012(f)	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Institutional Class 2
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Reserve Class
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Select Class
Year Ended September 30, 2015	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$ 1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(e)	For the period from July 28, 2014 to September 30, 2014.
(f)	There were no RBC Institutional Class 1 shares outstanding during the period from October 29, 2012 to July 27, 2014.

See Notes to Financial Statements.

48

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(c)	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2015	0.00%	$—(i)	0.06%	0.01%	83.73%
Period Ended September 30, 2014(e)	0.00%(g)	—(i)	0.09%(h)	0.00%(h)	71.03%(j)
Period Ended October 28, 2012(f)	0.00%(g)	—	0.18%(h)	0.01%(h)	0.19%(h)
Year Ended September 30, 2012	0.02%	26	0.16%	0.02%	0.19%
Year Ended September 30, 2011	0.09%	37	0.18%	0.10%	0.19%
RBC Institutional Class 2
Year Ended September 30, 2015	0.01%	$ 125	0.06%	0.01%	0.29%
Year Ended September 30, 2014	0.01%	192	0.07%	0.01%	0.29%
Year Ended September 30, 2013	0.01%	256	0.13%	0.01%	0.29%
Year Ended September 30, 2012	0.01%	202	0.17%	0.01%	0.29%
Year Ended September 30, 2011	0.02%	214	0.26%	0.02%	0.29%
RBC Investor Class
Year Ended September 30, 2015	0.01%	$ 108	0.06%	0.01%	1.14%
Year Ended September 30, 2014	0.01%	129	0.07%	0.01%	1.14%
Year Ended September 30, 2013	0.01%	153	0.13%	0.01%	1.14%
Year Ended September 30, 2012	0.01%	162	0.17%	0.01%	1.13%
Year Ended September 30, 2011	0.02%	167	0.26%	0.01%	1.14%
RBC Reserve Class
Year Ended September 30, 2015	0.01%	$ 537	0.06%	0.01%	1.04%
Year Ended September 30, 2014	0.01%	598	0.07%	0.01%	1.04%
Year Ended September 30, 2013	0.01%	607	0.13%	0.01%	1.04%
Year Ended September 30, 2012	0.01%	600	0.17%	0.01%	1.04%
Year Ended September 30, 2011	0.02%	520	0.26%	0.01%	1.04%
RBC Select Class
Year Ended September 30, 2015	0.01%	$ 259	0.06%	0.01%	0.94%
Year Ended September 30, 2014	0.01%	390	0.07%	0.01%	0.94%
Year Ended September 30, 2013	0.01%	347	0.13%	0.01%	0.94%
Year Ended September 30, 2012	0.01%	373	0.17%	0.01%	0.94%
Year Ended September 30, 2011	0.02%	300	0.26%	0.01%	0.93%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(e)	For the period from July 28, 2014 to September 30, 2014.
(f)	There were no RBC Institutional Class 1 shares outstanding during the period from October 29, 2012 to July 27, 2014.
(g)	Not annualized.
(h)	Annualized.
(i)	Less than $1,000,000.
(j)	Annual class specific transfer agent fees that were incurred upon the initial subscription into RBC Institutional Class 1 were not annualized. Had such expenses been annualized the expense ratio would have been 398.86%.

See Notes to Financial Statements.

49

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following three investment portfolios (each a “Fund” and collectively, the “Funds”):

- Prime Money Market Fund

- U.S. Government Money Market Fund

- Tax-Free Money Market Fund

The Funds offer five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

Each Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Trust’s Board of Trustees (“Board”) believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy. If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities and other assets. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the

50

NOTES TO FINANCIAL STATEMENTS

Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

In accordance with Rule 2a-7, the fair values of the securities held in the Funds are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

51

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2015 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Funds	Quoted Prices	Inputs	Inputs	Total
Prime Money Market	$—	$7,738,365,591(b)(c)	$—	$7,738,365,591
U.S. Government Money Market	—	6,528,690,794(b)(c)	—	6,528,690,794
Tax-Free Money Market	15,000,000(a)	1,004,998,923(b)(c)	—	1,019,998,923

(a) Level 1 investments consist of Investment Companies.

(b) The breakdown of the Fund’s investments by security type is disclosed in the Schedules of Portfolio Investments.

(c) The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedules of Portfolio Investments.

During the year ended September 30, 2015, the Funds recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium and discount using the effective yield method.

When - Issued Transactions:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on the trade date and begin earning interest on the settlement date. As of September 30, 2015, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under

52

NOTES TO FINANCIAL STATEMENTS

bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedules of Portfolio Investments.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. distribution in excess of net investment income, redesignation of dividends paid), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2015, reclassifications for permanent differences were as follows:

	Increase	Increase	Decrease
	Undistributed	Accumulated	Accumulated
	Net Investment Income	Realized Losses	Paid-in-Capital
U.S. Government Money Market Fund	$17,194	$(16,663)	$(531)
Tax Free Money Market Fund	$ 157	$ 0	$(157)

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance.

3. Agreements and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Funds to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets as follows:

Annual Rate
Prime Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
Tax-Free Money Market Fund	0.10%

53

NOTES TO FINANCIAL STATEMENTS

RBC Institutional Class 1 of each Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares of a Fund that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses at 0.20% for RBC Institutional Class 1 of each Fund. During the year ended September 30, 2015, there were no fees waived under this agreement.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $41,500 ($46,000 effective October 1, 2015). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $5,500 ($6,000 effective October 1, 2015) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Security Transactions with Affiliated Funds

During the year ended September 30, 2015, the Funds engaged in security purchase and sale transactions with other RBC Funds or investment advisory clients managed by RBC GAM (US). These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 (as amended) and amounted to $6,000,000 and $338,790,000 for Prime Money Market Fund, respectively, $265,600,000 and $117,600,000, for U.S. Government Money Market Fund, respectively, and $253,290,000 and $71,000,000 for Tax-Free Money Market Fund, respectively.

4. Fund Distribution

Each of the Funds have adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

54

NOTES TO FINANCIAL STATEMENTS

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Funds. RBC Capital Markets, LLC has agreed to waive fees and/or reimburse expenses in order to maintain the net annual fund operating expenses for each class listed below for each Fund to the following amounts:

Fund	Operating Expense Limit
Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.05%
RBC Reserve Class	0.90%
RBC Select Class	0.80%

U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%

Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.70%

This expense limitation agreement is in place until January 31, 2017. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation. At September 30, 2015, the amounts subject to possible recoupment under the expense limitation agreement are $9,035,289, $7,172,217 and $2,159,516 for the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in a fund. Any such voluntary program may be modified or discontinued at any time without notice.

55

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2015, the following distribution fees were waived:

Fund	Distribution Fees Waived
Prime Money Market Fund
RBC Institutional Class 2	$ 311,789
RBC Investor Class	18,267,870
RBC Reserve Class	36,739,135
RBC Select Class	11,801,350

U.S. Government Money Market Fund
RBC Institutional Class 2	$ 637,698
RBC Investor Class	6,771,098
RBC Reserve Class	21,033,394
RBC Select Class	11,934,227

Tax-Free Money Market Fund
RBC Institutional Class 2	$ 245,058
RBC Investor Class	1,285,334
RBC Reserve Class	5,423,559
RBC Select Class	2,859,257

For the year ended September 30, 2015, shareholder servicing fees were voluntarily waived for the RBC Institutional Class 1 in the amount of $20,001, $425,474, and $2 for the Prime Money Market Fund, U.S. Government Money Market Fund and the Tax-Free Money Market Fund, respectively and the Advisor voluntarily waived fees or reimbursed expenses totaling $801,603 for the U.S. Government Money Market Fund, which represented $154,339, $63,184, $91,377, $299,058 and $193,645 for RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class, respectively and $1,031,013 for the Tax-Free Money Market Fund which represented $4,027, $136,953, $108,875, $486,457 and $294,701 for RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class, respectively.

56

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions for the period were as follows:

	Prime		U.S. Government
	Money Market Fund		Money Market Fund

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2015	2014	2015	2014

CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$7,071,953,977	$12,650,090,214	$875,502,559	$1,467,650,462
Distributions reinvested	80,712	70,358	86,809	104,988
Cost of shares redeemed	(6,691,459,782)	(13,694,762,112)	(1,128,167,492)	(1,525,784,158)

Change in RBC Institutional Class 1	$380,574,907	$(1,044,601,540)	$(252,578,124)	$(58,028,708)

RBC Institutional Class 2
Proceeds from shares issued	$497,835,399	$674,136,753	$1,332,726,993	$977,774,010
Distributions reinvested	41,766	54,179	45,118	50,658
Cost of shares redeemed	(578,933,447)	(811,907,284)	(1,301,941,708)	(1,176,690,100)

Change in RBC Institutional Class 2	$(81,056,282)	$(137,716,352)	$30,830,403	$(198,865,432)

RBC Investor Class
Proceeds from shares issued	$433,790,843	$996,493,420	$808,388,041	$452,272,374
Distributions reinvested	197,954	246,166	69,993	71,844
Cost of shares redeemed	(918,507,346)	(1,455,344,868)	(775,239,108)	(575,738,715)

Change in RBC Investor Class	$(484,518,549)	$(458,605,282)	$33,218,926	$(123,394,497)

RBC Reserve Class
Proceeds from shares issued	$1,327,256,742	$2,063,865,998	$1,557,564,642	$1,068,391,963
Distributions reinvested	444,974	617,965	241,707	223,600
Cost of shares redeemed	(3,749,222,077)	(2,368,930,778)	(993,099,500)	(1,216,454,661)

Change in RBC Reserve Class	$(2,421,520,361)	$(304,446,815)	$564,706,849	$(147,839,098)

RBC Select Class
Proceeds from shares issued	$1,124,698,777	$1,587,310,094	$1,636,612,858	$1,300,401,062
Distributions reinvested	163,122	192,531	154,683	137,726
Cost of shares redeemed	(1,546,319,671)	(1,619,638,395)	(1,324,558,486)	(1,259,562,688)

Change in RBC Select Class	$(421,457,772)	$(32,135,770)	$312,209,055	$40,976,100

Change in net assets resulting from capital transactions	$(3,027,978,057)	$(1,977,505,759)	$688,387,109	$(487,151,635)

57

NOTES TO FINANCIAL STATEMENTS

	Tax-Free
	Money Market Fund

	For the Year	For the Year
	Ended	Ended
	September 30,	September 30,
	2015	2014

CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$—	$5,000

Change in RBC Institutional Class 1	$—	$5,000

RBC Institutional Class 2
Proceeds from shares issued	$275,192,745	$720,535,621
Distributions reinvested	16,346	30,690
Cost of shares redeemed	(342,031,805)	(784,694,782)

Change in RBC Institutional Class 2	$(66,822,714)	$(64,128,471)

RBC Investor Class
Proceeds from shares issued	$120,382,352	$202,928,722
Distributions reinvested	12,854	14,612
Cost of shares redeemed	(141,819,807)	(226,023,506)

Change in RBC Investor Class	$(21,424,601)	$(23,080,172)

RBC Reserve Class
Proceeds from shares issued	$483,418,702	$437,756,662
Distributions reinvested	60,268	62,636
Cost of shares redeemed	(544,787,170)	(447,064,830)

Change in RBC Reserve Class	$(61,308,200)	$(9,245,532)

RBC Select Class
Proceeds from shares issued	$384,911,519	$430,820,702
Distributions reinvested	35,744	37,256
Cost of shares redeemed	(515,345,104)	(387,838,058)

Change in RBC Select Class	$(130,397,841)	$43,019,900

Change in net assets resulting from capital transactions	$(279,953,356)	$(53,429,275)

6. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

58

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the year ended September 30, 2015 were as follows:

	Distributions Paid From
		Net	Net			Total
	Ordinary	Long Term	Short Term	Total Taxable	Tax Exempt	Distributions
	Income	Capital Gains	Capital Gains	Distributions	Distributions	Paid*
Prime Money Market Fund	$991,413	$—	$—	$991,413	$—	$991,413
U.S. Government Money Market Fund	610,490	—	—	610,490	—	610,490
Tax-Free Money Market Fund	7,157	—	—	7,157	118,042	125,199

The tax character of distributions during the year ended September 30, 2014 were as follows:

	Distributions Paid From
		Net	Net			Total
	Ordinary	Long Term	Short Term	Total Taxable	Tax Exempt	Distributions
	Income	Capital Gains	Capital Gains	Distributions	Distributions	Paid*
Prime Money Market Fund	$1,247,495	$—	$—	$1,247,495	$—	$1,247,495
U.S. Government Money Market Fund	606,716	362	—	607,078	—	607,078
Tax-Free Money Market Fund	1,000	—	—	1,000	144,169	145,169

*Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

					Accumulated	Deferred
	Undistributed	Undistributed	Undistributed		Capital	Qualified		Total
	Ordinary	Short-Term	Long-Term	Distributions	Loss	Late-Year	Unrealized	Accumulated
	Income	Capital Gains	Capital Gains	Payable	Carryforwards	Losses	Depreciation	Earnings/(Losses)

Prime Money Market Fund	$33,381	$—	$—	$(34,957)	$(4,028,803)	$—	$—	$(4,030,379)
U.S. Government Money Market Fund	—	—	—	—	(2,967)	—	—	(2,967)
Tax-Free Money Market Fund	—	—	—	—	(3,897)	—	—	(3,897)

As of September 30, 2015, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss
	Carryforward	Expires
Prime Money Market Fund	$4,028,803	2017

Tax-Free Money Market Fund	3,897	2019

Capital loss carryforwards utilized in the current year were $30,458 and $12,163 for the Prime Money Market Fund and Tax-Free Money Market Fund, respectively.

As of September 30, 2015, the U.S. Government Money Market Fund had a short-term capital loss carryforward of $2,967 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

59

NOTES TO FINANCIAL STATEMENTS

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds did not have any deferred qualified late-year capital losses for the year ending September 30, 2015.

7. Line of Credit

The Tax-Free Money Market Fund is the sole participant in an uncommitted, unsecured $150,000,000 line of credit with U.S. Bank N.A. (the “Bank”), the Fund’s custodian, to be used to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of February 13, 2016. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate –  1⁄2% per annum. There were no loans outstanding pursuant to this line of credit at September 30, 2015. During the year ended September 30, 2015, the Tax-Free Money Market Fund did not utilize this line of credit.

8. Regulatory Matters

On July 23, 2014, the SEC adopted amendments to the rules that govern money market mutual funds. In part, the amendments will require structural changes to most types of money market funds to one extent or another; however, the SEC provided for an extended 2-year transition period to comply with such structural requirements. At this time, Fund Management is evaluating the reforms adopted and the manner for implementing these reforms over time and its impact on the financial statements.

9. Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except the following:

On November 23, 2015, the Board approved in principal the Advisor’s recommendation that the Prime Money Market Fund will no longer be offered by the Trust after September 30, 2016 and will be closed to investments at a date to be determined. Shareholders will be notified of a liquidation date and the date the Fund will suspend purchases and exchanges into the Fund.

60

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Prime Money Market Fund, US Government Money Market Fund, and Tax-Free Money Market Fund (collectively the “Funds”), three of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust as of September 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Empasis of a Matter

As discussed in Note 9 to the Financial Statements, the Trust announced that the Board approved in principal the Advisor’s recommendation that the Prime Money Market Fund will no longer be offered by the Trust after September 30, 2016, and will be closed to investments at a date to be determined.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 25, 2015

61

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended September 30, 2015, the Tax-Free Money Market Fund declared tax-exempt distributions of $118,042.

The Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as U.S. Government Income as follows:

Prime Money Market Fund	0.84%
U.S. Government Money Market Fund	50.49%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

Prime Money Market Fund	84.42%
U.S. Government Money Market Fund	99.57%
Tax-Free Money Market Fund	100.00%

The Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

U.S. Government Money Market Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

62

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

63

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (63)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); previously Partner, Ernst

& Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (51)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (51)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present) Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

64

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Lee Thoresen (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

65

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15-9/30/15	Annualized Expense Ratio During Period 4/1/15-9/30/15
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,000.30	$0.90	0.18%
RBC Institutional Class 2	1,000.00	1,000.10	1.10	0.22%
RBC Investor Class	1,000.00	1,000.10	1.15	0.23%
RBC Reserve Class	1,000.00	1,000.10	1.10	0.22%
RBC Select Class	1,000.00	1,000.10	1.15	0.23%

U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.10	0.65	0.13%
RBC Institutional Class 2	1,000.00	1,000.10	0.65	0.13%
RBC Investor Class	1,000.00	1,000.10	0.65	0.13%
RBC Reserve Class	1,000.00	1,000.10	0.65	0.13%
RBC Select Class	1,000.00	1,000.10	0.65	0.13%

Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.00	0.30	0.06%
RBC Institutional Class 2	1,000.00	1,000.10	0.35	0.07%
RBC Investor Class	1,000.00	1,000.10	0.35	0.07%
RBC Reserve Class	1,000.00	1,000.10	0.30	0.06%
RBC Select Class	1,000.00	1,000.10	0.30	0.06%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

66

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15-9/30/15	Annualized Expense Ratio During Period 4/1/15-9/30/15
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.17	$0.91	0.18%
RBC Institutional Class 2	1,000.00	1,023.97	1.12	0.22%
RBC Investor Class	1,000.00	1,023.92	1.17	0.23%
RBC Reserve Class	1,000.00	1,023.97	1.12	0.22%
RBC Select Class	1,000.00	1,023.92	1.17	0.23%

U.S. Government
Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.42	0.66	0.13%
RBC Institutional Class 2	1,000.00	1,024.42	0.66	0.13%
RBC Investor Class	1,000.00	1,024.42	0.66	0.13%
RBC Reserve Class	1,000.00	1,024.42	0.66	0.13%
RBC Select Class	1,000.00	1,024.42	0.66	0.13%

Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.00	0.30	0.06%
RBC Institutional Class 2	1,000.00	1,024.72	0.36	0.07%
RBC Investor Class	1,000.00	1,024.72	0.36	0.07%
RBC Reserve Class	1,000.00	1,024.77	0.30	0.06%
RBC Select Class	1,000.00	1,024.77	0.30	0.06%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one-half year period).

67

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2015, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance.

The Trustees reviewed the Funds’ performance data and noted that, although the low interest rate environment had driven down money market returns, the Funds’ relative performance had improved. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Funds.

The Trustees highlighted the challenging economic climate for money market funds generally, which has resulted in continued low gross yields and corresponding fee waivers. The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. With regard to the U.S. Government Money Market Fund, the Trustees noted the Fund’s net expense ratio ranks in the fourth quartile of its peer group but is only slightly below the median. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees also considered the voluntary and contractual agreements by the Advisor and its affiliates to subsidize Fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements as well as the expense limitation arrangements for the Funds. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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72

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2015.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-15

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of
Contents
	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	8
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Select Bond Fund	12
	- RBC BlueBay Emerging Market Corporate Bond Fund	14
	- RBC BlueBay Global High Yield Bond Fund	16
	- RBC BlueBay Global Convertible Bond Fund	18
	- RBC BlueBay Absolute Return Fund	20
	- RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	22
	- RBC BlueBay Total Return Credit Fund	24
	Schedule of Portfolio Investments	26
	Financial Statements
	- Statements of Assets and Liabilities	101
	- Statements of Operations	105
	- Statements of Changes in Net Assets	107
	Financial Highlights	114
	Notes to Financial Statements	126
	Report of Independent Registered Public Accounting Firm	159
	Other Federal Income Tax Information (Unaudited)	160
	Management (Unaudited)	161
	Share Class Information (Unaudited)	164
	Supplemental Information (Unaudited)	165
	Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	167

LETTER FROM THE CHIEF INVESTMENT OFFICER

It’s been a volatile year for risk assets with markets impacted by fears surrounding the state of the global economy, especially in China, sharp fluctuations in commodity prices and uncertainty on the timing of the US Federal Reserve’s (Fed) first rate hike since 2006. Emerging markets felt the additional impact of idiosyncratic risk in countries such as Brazil and Russia. While sovereign debt held up relatively well during the year (JP Morgan Emerging Markets Bond Index Global Diversified -0.62%) local currency markets felt the brunt of the sell off as the additional impact of US dollar strength weighed heavily on performance (JP Morgan Government Bond Index-Emerging Markets Global Diversified -16.63%) for the year ended September 30, 2015. Global high yield proved more resilient for much of the twelve months ended September 30, 2015 although weakened in the final quarter with the energy portion of the market hit by the sell-off in oil and energy prices (BofA Merrill Lynch Global High Yield Constrained Index USD Hedged -2.83%).

The more resilient performers within fixed income over the year ended September 30, 2015 were global investment grade debt (Barclays Global Aggregate Corporate Bond Index +1.45%) and loans, whose defensive characteristics protected them from market volatility; the JP Morgan European Leveraged Loan Index returned +2.18% and the JP Morgan Leveraged Loan Index rose +4.22%.

In the final quarter of 2014, financial markets were dominated by disappointment that the Eurozone was again on the brink of recession, fear that the European Central Bank (ECB) was doing too little to head-off deflation and divergence between the US and the rest of the world. Fear that US economic growth will be dragged lower by a strong US dollar and weakening external demand – compounded by the re-emergence of worries over a China hard-landing – and consequently that the global economy was on the brink of a deflationary downturn triggered sharp falls in global equity markets and core government bond yields and the weaker outlook for global growth warranted a re-rating of asset prices.

Markets experienced a turbulent start to 2015 as oil and commodity prices continued to fall and investors worried about slowing global growth. The ECB’s announcement of its much-anticipated programme of quantitative easing in the Eurozone was welcomed by markets, spurring European equities to stage a sharp rally and yields on European government bonds to fall significantly. In Europe the surprise decision by the Swiss National Bank to terminate its policy of providing a floor for the euro/Swiss franc exchange rate created major disruption in foreign exchange market. Meanwhile in the US, attention was clearly focused on the strength of economic data as the market tried to predict the timing of the first rise in US interest rates. Releases for China’s manufacturing Purchasing Managers Index (PMI) were somewhat disappointing with readings below 50, signalling a contraction in the sector – the first since September 2012.

Volatility returned to global fixed income and equity markets in April and May with increased bond market volatility in Bunds and US Treasuries and huge moves in foreign exchange markets. The main focus in June was the Greek bailout and, with no resolution Greece became the first developed country to default on repayments to the International Monetary Fund.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

A further area of concern amongst global investors at the end of the second quarter was the sharp correction in Chinese stock markets; the Shanghai Stock Exchange Composite Index fell over 20% from its intra-month high as concerns grew that company valuations had become stretched.

The third quarter of 2015 was dominated by events in Greece, China’s economy and as investors followed various communications from the Fed in an attempt to continue to determine the date of the first rate rise, which dragged down the performance of all risk assets.

Looking forward, we believe the recent weakness in global risk markets has been overdone and that value is available in credit markets.

While we believe the credit cycle is more mature in the US than in Europe, even in the US our current judgement is that it is in a mature phase rather than at the end phase of the cycle with default rates (ex-energy) remaining moderate by historic standards. Nevertheless, low all-in yields mean that the supply of issuance from companies will likely remain elevated and weigh on credit spreads, even though default rates are unlikely to spike. Moreover, low interest rates and yields, combined with spikes in volatility and heightened idiosyncratic risk, have made it an especially challenging investment environment.

In addition, expectations of lower-for-longer commodity prices could result in commodity-related assets remaining weak. This in turn would have a knock-on effect on business models as well as countries (e.g. Brazil/Australia) that could face ongoing adjustments to the end of China’s investment and commodity boom.

As we move towards the end of 2015, we continue to maintain our focus on absolute and risk-adjusted returns with an underlying emphasis on capital preservation. Thank you for your continued confidence and trust in the RBC BlueBay Funds.

Sincerely.

David Dowsett and Raphael Robelin, Co-Chief Investment Officers BlueBay Asset Management LLP

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The RBC BlueBay Mutual Funds are distributed by Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

The JP Morgan Government Bond Index - Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

The BofA Merrill Lynch Global High Yield Constrained Index USD Hedged tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating.

The Barclays Global Aggregate Corporate Bond Index provides a broad-based measure of the performance of the global investment grade corporate fixed-rate debt market and includes bonds issued by corporations in emerging and developed markets worldwide with a minimum maturity of at least one year and in accordance with minimum size thresholds set by the index provider.

The JP Morgan European Leveraged Loan Index is designed to mirror the investable universe of the institutional European currency leveraged loan market, including only those loans which are Euro- or Sterling-denominated.

The JP Morgan Leveraged Loan Index is designed to mirror the investable universe of US dollar institutional leveraged loans, including US and international borrowers.

The Purchasing Managers Index is a measurement of surveys that have been developed in many countries to provide purchasing professionals, business decision-makers and economic analysts with an accurate and timely set of data to help better understand industry conditions.

The Shanghai Stock Exchange Composite Index is a market composite made up of all the A shares and B shares that trade on the Shanghai Stock Exchange.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as an investment sub-advisor to each of the Funds and BlueBay Asset Management USA LLC (“BlueBay US”) serves as an investment sub-advisor for the RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Absolute Return Fund and RBC BlueBay Total Return Credit Fund. The sub-advisors are responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

David Dowsett Partner, Co-Chief Investment Officer & Co-Head of Emerging Market Debt

David Dowsett is Co-Chief Investment Officer of BlueBay and Co-Head of the Emerging Market Debt team at the firm and is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Unconstrained Fixed Income Fund and RBC BlueBay Total Return Credit Fund. David joined BlueBay in April 2002. Previously he spent seven years at Deutsche Asset Management (formerly Morgan Grenfell Asset Management) where he was a Board Director with responsibility for emerging markets and a member of the Investment Policy Committee for all fixed income. David has a BA (Hons) degree in Politics and Economics from Durham University.

Nick Shearn Portfolio Manager

Nick Shearn is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund and RBC BlueBay Total Return Credit Fund. Nick joined BlueBay in June 2011 from The Royal Bank of Scotland, where he was Head of Local Markets Rates Trading for the CEEMEA region. Prior to this he spent ten years at Deutsche Bank in Johannesburg (1998- 2002) and London (2002-2008) trading local markets products. Before trading emerging markets products, Nick focused on the Eurobond markets and was Head of Liquid Credit Trading at JP Morgan before joining DKB International as Head of Trading in 1995. He has a BSc Econ (Hons) from Queen Mary College, London University.

Polina Kurdyavko Partner, Senior Portfolio Manager
Polina Kurdyavko is Head of the Emerging Market Corporate Debt team at BlueBay and the lead portfolio manager for the BlueBay long only and alternative emerging market corporate bond portfolios, including the RBC BlueBay Emerging Market Corporate Bond Fund and RBC BlueBay Total Return Credit Fund. Polina joined BlueBay in July 2005 from UBS where she worked as a Credit Analyst in EMEA corporate research. Her role involved secondary coverage of CEEMEA issuers and research support for primary issuance of select corporates. Prior to this, Polina was with Alliance Capital where she started as an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at Alliance. Polina holds an MSc (Hons) in Finance from the People’s Friendship University of Russia, Moscow and is a CFA charterholder.

4

PORTFOLIO MANAGERS

Adam Borneleit

Portfolio Manager

Adam Borneleit is responsible for portfolio management of the RBC BlueBay Emerging Market Corporate Bond Fund. Adam joined BlueBay in June 2008 from Pacific Investment Management Company (PIMCO) where he worked from 2000. He was part of the Emerging Markets Portfolio Management team with a focus on corporate bonds. Prior to that, he was a Credit Analyst in SunAmerica’s high-yield bond group, a Manager at PriceWaterhouse Moscow’s corporate finance group in Russia, and an Analyst in Prudential’s private-placement group. Adam holds bachelor’s degrees in both economics and French from the University of Pennsylvania’s Wharton School and College of Arts and Sciences, and an MBA from Stanford University’s Graduate School of Business.

Anthony Robertson

Partner, Head of Global Leveraged Finance Group

Senior Portfolio Manager

Anthony Robertson is responsible for portfolio management of the RBC BlueBay Global High Yield Bond Fund and RBC BlueBay Total Return Credit Fund. Anthony joined BlueBay in August 2004 from Putnam Investments (formerly New Flag Asset Management) where he was a Senior Portfolio Manager responsible for European high yield portfolios. Prior to Putnam, Anthony held similar roles at Standard Asset Management, London & Capital Asset Management, and the West Merchant Bank (West LB). Anthony received his Bachelor of Commerce (Honours) from the University of Natal.

Michael Reed

Senior Portfolio Manager

Michael Reed is responsible for portfolio management of the RBC BlueBay Global Convertible Bond Fund and RBC BlueBay Total Return Credit Fund. Michael joined BlueBay in October 2007 from Pendragon, where, as a Partner, he ran the company’s convertible arbitrage strategies. Prior to that, he was a Managing Director of Salomon Brothers, responsible for international convertible bond trading between 1994 and 2002. Michael joined the Japanese Warrant Arbitrage desk at Salomon in 1989 and spent two years trading Japanese Warrant Arbitrage in Tokyo. Michael holds a Bachelor of Engineering from Southampton University.

5

PORTFOLIO MANAGERS

Mark Dowding

Partner, Co-Head Investment Grade

Senior Portfolio Manager

Mark Dowding Co-Heads the investment grade team at BlueBay, is a member of the asset allocation committee and is responsible for portfolio management of the RBC BlueBay Absolute Return Fund and RBC BlueBay Total Return Credit Fund. Mark joined BlueBay in August 2010 from Deutsche Asset Management, where he was Head of Fixed Income in Europe. Prior to this, Mark was Head of Fixed Income in Europe for Invesco, where he managed a range of global fixed income portfolios for retail and institutional clients. Mark started his career as a Fixed Income Portfolio Manager at Morgan Grenfell in 1993 and holds a BA Hons in Economics from the University of Warwick.

Raphael Robelin

Partner, Co-Chief Investment Officer & Co-Head of Investment Grade Debt

Raphael Robelin is Co-Chief Investment Officer of BlueBay, Co-Head of Investment Grade Debt at the firm and is responsible for portfolio management of the RBC BlueBay Absolute Return Fund. He joined BlueBay in August 2003 from Invesco where he was Portfolio Manager for Investment Grade Funds. Prior to that, he was a Portfolio Manager with BNP Group and Saudi International Bank. Raphael holds a degree in Engineering (IT) and Applied Mathematics from EFREI as well as a Masters in Management and International Finance from La Sorbonne, Paris.

Geraud Charpin

Portfolio Manager

Geraud Charpin is responsible for portfolio management of the RBC BlueBay Absolute Return Fund. Geraud has been working in credit markets since 1994 and joined BlueBay in August 2008 from UBS where he was Head of European Credit Strategy. Prior to that, he was a credit strategist with BNP Paribas and a credit analyst with Dresdner Kleinwort Benson and Natwest Markets. Geraud holds a degree in Engineering from ICPI Lyon, France as well as a Master of Finance from ESSEC International Management School, Paris.

Andrzej Skiba

Partner, Senior Portfolio Manager

Andrzej Skiba is responsible for BlueBay’s U.S.-based analyst and execution team and is a portfolio manager for the RBC BlueBay Absolute Return Fund. Andrzej joined BlueBay in February 2005 from Goldman Sachs where he worked as a Credit Analyst covering European investment grade Telecom, Media and Utility sectors. He spent his first four years at BlueBay as a credit analyst covering the TMT, Utilities and Retail sectors for the Investment Grade team. In 2009, he moved into a Portfolio Manager position, focusing on benchmarked portfolios. Andrzej has a BSc (Honors) in Management and International Business Economics from UMIST and is a CFA Charterholder.

Rodrigo da Fonseca

Senior Portfolio Manager

Rodrigo da Fonseca is responsible for portfolio management of the RBC BlueBay Emerging Market Unconstrained Fixed Income Fund. Rodrigo joined BlueBay in September 2005, initially as an economist within the emerging market debt team and subsequently as a portfolio manager. Before joining BlueBay he worked for DrKW as an emerging market researcher covering Latin America. He previously worked for the Ministry of Finance in Argentina.

6

PORTFOLIO MANAGERS
Rodrigo holds an MSc (Hons) in Economics and Finance from University of Warwick and an MA in Economics from Universidad Di Tella (Argentina).

7

PERFORMANCE SUMMARY (UNAUDITED)

				Net	Gross
			Since	Expense	Expense
	1 Year	3 Year	Inception(a)	Ratio(1)(2)	Ratio(1)(2)
Average Annual Total Returns as of September 30, 2015

RBC BlueBay Emerging Market Select Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	(14.49)%	N/A	(6.94)%
- At Net Asset Value	(10.72)%	N/A	(4.70)%	1.15%	3.84%

Class I
- At Net Asset Value	(10.67)%	(4.50)%	(0.74)%	0.90%	1.14%

50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index(b)	(8.17)%	(2.41)%	1.27%

RBC BlueBay Emerging Market Corporate Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	(8.11)%	N/A	(1.24)%
- At Net Asset Value	(3.99)%	N/A	1.10%	1.19%	35.45%

Class I
- At Net Asset Value	(3.77)%	0.63%	3.76%	0.94%	1.74%

JPMorgan CEMBI Diversified(b)	(0.51)%	2.53%	5.70%

RBC BlueBay Global High Yield Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	(4.09)%	N/A	0.06%
- At Net Asset Value	0.15%	N/A	2.44%	0.98%	2.38%

Class I
- At Net Asset Value	0.28%	4.35%	6.77%	0.75%	1.33%

BofA Merrill Lynch Global High Yield Constrained Index USD hedged(b)	(2.83)%	4.11%	7.50%

RBC BlueBay Global Convertible Bond Fund
Class I
- At Net Asset Value	2.37%	7.32%	7.99%	0.85%	1.56%

Thomson Reuters Convertible Global Focus Hedged Index(b)	2.55%	6.99%	7.75%

RBC BlueBay Absolute Return Fund
Class A
- Including Maximum Sales Charge of 4.25%	(7.01)%	N/A	(2.55)%
- At Net Asset Value	(2.90)%	N/A	(0.20)%	1.20%	1.17%

Class C
- At Net Asset Value	(3.58)%	N/A	(3.72)%	1.92%	1.90%

Class I
- At Net Asset Value	(2.54)%	N/A	1.33%	0.95%	0.96%

3-Month USD London Interbank Offering Rate (LIBOR) Index(b)	0.27%	N/A	0.26%

8

PERFORMANCE SUMMARY (UNAUDITED)

				Net	Gross
			Since	Expense	Expense
	1 Year	3 Year	Inception(a)	Ratio(1)(2)	Ratio(1)(2)
Aggregate Total Returns as of September 30, 2015

RBC BlueBay Emerging Market Unconstrained
Fixed Income Fund
Class I
- At Net Asset Value	N/A	N/A	(6.53)%	1.25%(3)	2.49%(3)

3-Month USD LIBOR Index(b)	N/A	N/A	0.29%

RBC BlueBay Total Return Credit Fund
Class I
- At Net Asset Value	N/A	N/A	(3.08)%	1.00%(3)	1.34%(3)

3-Month USD LIBOR Index(b)	N/A	N/A	0.29%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect actual expenses for the most recent year end for all Funds except for Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, which reflects actual expenses from December 9, 2014 (commencement of operations) to September 30, 2015.

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2017 (October 31, 2017 for Emerging Market Corporate Bond Fund and Global High Yield Bond Fund). For Emerging Market Corporate Bond Fund and Global High Yield Bond Fund, effective August 3, 2015, the annual rate under the expense limitation agreement is 0.83% and 0.70% for Class A and 0.58% and 0.45% for Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.

(3) Annualized.

(a) The inception date (commencement of operations) for Class A shares is November 27, 2013 and November 30, 2011 for Class I shares for each Fund except Absolute Return Fund, which is June 24, 2014 for Class C shares and November 30, 2012 for Class I shares, and Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, which is December 9, 2014 for Class I shares. The total returns for Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund are not annualized.

(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified tracks total returns for U.S. Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

JPMorgan Government Bond Index - Emerging Markets (“GBI-EM”) Broad Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

The JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’

9

PERFORMANCE SUMMARY (UNAUDITED)

eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating.

The Thomson Reuters Convertible Global Focus USD Hedged Index measures the performance of the liquid global convertible market. This index was formerly known as the UBS Global Focus Convertible Index.

The 3-Month USD London Interbank Offering Rate (LIBOR) Index is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

10

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11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Select Bond Fund

Investment Objective	Invests predominantly in fixed income securities issued by emerging market countries or issuers based in such countries. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth country and security selections process focusing on value in external credit spreads, local currencies and local interest rates. Particular emphasis is given to avoiding deteriorating credits and one-off currency devaluations.

Performance	For the twelve-month period ended September 30, 2015, the Fund had an annualized total return of -10.67% (Class I). That compares to an annualized total return of -8.17% for the Fund’s primary benchmark consisting of 50% JP Morgan Emerging Markets Bond Index Global Diversified and 50% JP Morgan Government Bond Index – Emerging Markets Broad Diversified Index.

Factors That Made Positive Contributions	● An underweight position in Ukrainian hard currency sovereign credit contributed positively to the Fund’s relative returns.

Factors That Detracted From Relative Returns

●  Positioning in Turkey within local rates and hard currency sovereign credit had a negative impact on Fund performance.

●  An overweight position in the Brazilian Real and holdings in quasi- sovereign and corporates weakened relative performance.

●  Exposure to hard currency Venezuelan sovereign and quasi-sovereign credit was also a detractor.

●  The Fund held an underweight stance in Russian local rates, which detracted from Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Select Bond Fund
Current income and capital appreciation.				Investment Objective
50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 20.36% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17	4.59%	Indonesia Treasury Bond, 11.00%, 9/15/25	1.95%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Poland Government Bond, 3.25%, 7/25/25	3.52%	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	1.82%
Colombian TES, 10.00%, 7/24/24	2.44%	Slovenia Government International Bond, 5.25%, 2/18/24	1.73%
Turkey Government Bond, 8.00%, 3/12/25	2.29%	South Africa Government Bond, 10.50%, 12/21/26	1.70%
Ivory Coast Government International Bond, 5.75%, 12/31/32	2.03%	Croatia Government International Bond. 5.50%, 4/4/23	1.60%

A listing of all portfolio holdings can be found beginning on page 26.

				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Corporate Bond Fund

Investment Objective	Invests predominantly in fixed income securities issued by companies and financial institutions based in emerging markets. The Fund seeks to generate excess returns via superior country, sector and security selection based upon high-quality, proprietary research. The portfolio duration is controlled within a narrow band relative to the benchmark.

Performance	For the twelve-month period ended September 30, 2015, the Fund had an annualized total return of -3.77% (Class I). That compares to an annualized total return of -0.51% for the JPMorgan Corporate Emerging Market Bond Index (CEMBI) Diversified, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●  By sector, an underweight position and positive security selection in metals and mining, and an overweight holding in  utilities contributed positively to relative to the benchmark.

●  By country, an overweight stance in Chinese credits, positive security selection of Indonesian corporates and selection of  Peruvian corporates all had a positive impact on Fund performance.

Factors That Detracted From Relative Returns

●  By sector, security selection of oil and gas and technology, media and telecommunications corporates had a negative impact on relative returns.

●  An underweight holding and security selection in the financials sector, and security selection of real estate credits detracted from relative Fund performance.

●  By country, an overweight position and choice of Brazilian credits, an overweight holding and security selection of Mexican corporates, and security selection of Colombian and Russian credits all had a negative effect on relative Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher- rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Corporate Bond Fund
Current income and capital appreciation.				Investment Objective

JPMorgan CEMBI Diversified Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 13.60% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
DP World Ltd., 6.85%, 7/2/37	2.56%	BBVA Bancomer SA, 6.75%, 9/30/22	1.38%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Fermaca Enterprises S de RL de CV, 6.38%, 3/30/38	2.15%	Gazprom OAO Via Gaz Capital SA, 9.25%, 3.15%	1.37%
Listrindo Capital BV, 6.95%, 2/21/19	2.09%	Israel Electric Corp. Ltd., 5.00%, 11/12/24	1.31%
OCP SA, 4.50%, 10/22/25	1.69%	Guanay Finance Ltd., 6.00%, 12/15/20	1.27%
Empresa de Energia de Bogota SA ESP, 6.13%, 11/10/21	1.59%	Woori Bank, 5.00%, 6/10/45	1.17%

A listing of all portfolio holdings can be found beginning on page 40.

				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global High Yield Bond Fund

Investment Objective	Invests predominantly in fixed income securities issued by sub-investment grade companies globally with at least 50% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection based upon high-quality, proprietary research. Portfolio duration is controlled with a narrow band relative to the benchmark.

Performance	For the twelve-month period ended September 30, 2015, the Fund had an annualized total return of 0.28/% (Class I). That compares to an annualized total return of -2.83% for the Merrill Lynch Global High Yield Constrained Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●  The Fund held an underweight position in the energy and basic industry sectors, which detracted from Fund performance.

●  Positive security selection and an overweight position in the telecommunications sector contributed favorably to the Fund’s performance.

Factors That Detracted From Relative Returns	● Underweight position and security selection in the retail sector detracted from the Fund’s returns. ● An underweight exposure in the real estate sector had a negative impact on Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global High Yield Bond Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch Global High Yield Constrained Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 11.12% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Wind Acquisition Finance SA, 4.00%, 7/15/20	2.30%	Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1.38%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
VRX Escrow Corp., 4.50%, 5/15/23	2.00%	Great Canadian Gaming Corp., 6.63%, 7/25/22	1.27%
HD Supply, Inc., 7.50%, 7/15/20	1.93%	Numericable Group SA, 6.00%, 5/15/22	1.27%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	1.44%	Pinnacle Entertainment, Inc., 7.75%,	1.26%
Albea Beauty Holdings SA, 8.38%, 11/1/19	1.39%	Alliance Data Systems Corp., 5.38%, 8/1/22	1.26%

A listing of all portfolio holdings can be found beginning on page 47.

				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Convertible Bond Fund

Investment Objective	Invests predominantly in global convertible bonds. The Fund seeks to generate excess returns via superior credit and issue selection based on high-quality, proprietary research. Portfolio equity, credit and duration exposure is controlled within bands relative to the benchmark.

Performance	For the twelve-month period ended September 30, 2015, the Fund had an annualized total return of 2.37%. That compares to an annualized total return of 2.55% for the Fund’s benchmark, the Thomson Reuters Convertible Global Focus USD Hedged Index (formerly the UBS Global Focus Convertible Index).

Factors That Contributed To Fund Returns

●  By sector, the positioning in pharmaceuticals, retail/wholesale, property and real estate was additive to Fund performance.

●  By region, the exposure to North America and Europe generated the strongest relative returns.

Factors That Detracted From Relative Returns

●  By sector, the exposure to industrials, electronics, banking/finance and IT generated negative relative returns.

●  By region, the overweight exposure to Asia, excluding Japan, detracted from Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher- rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global Convertible Bond Fund
Current income and capital appreciation.				Investment Objective
Thomson Reuters Convertible Global Focus USD Hedged Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 11.41% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Cemex SAB de CV, 3.75%, 3/15/18	2.51%	Salesforce.com, Inc., 0.25%, 4/1/18	1.90%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Citrix Systems, Inc., 0.50%, 4/15/19	2.08%	ServiceNow, Inc., 1.92%, 11/1/18	1.88%
NVIDIA Corp, 1.00%, 12/1/18	2.07%	Cahaya Capital Ltd., 0.26%, 9/18/21	1.74%
Marine Harvest ASA, 0.88%, 5/6/19	1.93%	SanDisk Corp., 0.50%, 10/15/20	1.68%
Microchip Technology, Inc., 1.63%, 2/15/25	1.92%	Kawasaki Kisen Kaisha Ltd., 1.40%, 9/26/18	1.68%

A listing of all portfolio holdings can be found beginning on page 55.

				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

19

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Absolute Return Fund

Investment Objective	Invests predominantly in a portfolio of fixed income securities and/or investments that provide exposure to fixed income securities that are investment grade (medium and high quality), and are considered by the Fund to have the potential to achieve a positive total return.

Performance	For the twelve-month period ended September 30, 2015, the Fund had an annualized total return of -2.54% (Class I). That compares to an annualized total return of 0.27% for the 3-Month USD LIBOR Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	● Top-down positioning in sovereign credit provided a small positive contribution to Fund performance. ● Positioning in currencies added to the Fund’s relative returns.

Factors That Detracted From Relative Returns

●  Bottom-up positioning in sovereign credit contributed negatively to relative returns.

●  Positioning in corporate credit (basic industry and energy and corporate hybrids) detracted from overall Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher- rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Fund may use certain types of investment derivatives such as futures, forwards and swaps. Derivatives involve risks different from, and in certain cases, greater than the risk presented by more traditional investments. The Fund is non-diversified and may be more volatile than diversified funds that hold a greater number of securities.

20

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Absolute Return Fund
Current income and capital appreciation.				Investment Objective

3-Month USD London Interbank Offering Rate (LIBOR) Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 6.11% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Slovenia Government International Bond, 4.13%, 2/18/19	3.27%	Iceland Government International Bond, 5.88%, 5/11/22	1.70%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Spain Government Bond, 2.15%, 10/31/25	2.66%	Bundesrepublik Deutschland, 0.50%, 2/15/25	1.50%
Cyprus Government International Bond, 4.63%, 2/3/20	2.57%	Spain Government Bond, 4.65%, 7/30/25	1.47%
Slovenia Government International Bond, 5.50%, 10/26/22	1.98%	Mexico Government International Bond, 3.00%, 3/6/45	1.43%
Nykredit Realkredit A/S, 2.00%, 10/1/15	1.85%	United States Treasury Note Bond, 2.88%, 8/15/45	1.38%

A listing of all portfolio holdings can be found beginning on page 61.

				Growth of $10,000 Initial Investment Since Inception (11/30/12)

The graph reflects an initial investment of $10,000 over the period from November 30, 2012 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

21

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Unconstrained Fixed Income Fund

Investment Objective	Seeks to achieve a total return consistent with preservation of capital by investing predominantly in fixed income securities of any rating, loans, unrated debt securities issued by emerging market issuers or non-emerging market issuers with substantial exposure to emerging markets.

Performance	Since the Fund’s inception on December 9, 2014, the Fund had a total return of -6.53% as of September 30, 2015.

Factors That Made Positive Contributions

●  Positioning in Ukrainian hard currency sovereign credit had a positive effect on Fund performance.

●  Short positioning in emerging markets foreign currency (Turkish lira, Malaysian ringgit, South African rand) was a  contributor to relative returns.

Factors That Detracted From Relative Returns	● Exposure to Brazil through oil firm Odebrecht and local rates markets detracted from Fund performance. ● Positioning in Turkish local markets had a negative impact on relative returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher- rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

22

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund
Current income and capital appreciation.				Investment Objective
3-Month USD LIBOR Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 38.58% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
Ukraine Goverment International Bond, 6.58%, 11/21/16	3.27%	Zambia Government International Bond, 8.97%, 7/30/27	4.28%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Colombia Goverment International Bond, 4.50%, 1/2/8/26	2.66%	Petrobras Global Finance BV, 5.38%, 1/27/21	3.82%
Colombia Goverment International Bond, 5.63%, 2/26/44	2.57%	Comision Federal de Electricidad, 7.35%, 11/25/25	3.58%
Mexico Government International Bond, 3.63%, 3/15/22	1.98%	EP PetroEcuador via Noble Sovereign Funding I Ltd., 5.91%, 9/24/19	3.56%
Indonesia Government International Bond, 6.63%, 2/17/37	1.85%	Ecuador Government International Bond, 10.50%, 3/24/20	2.15%

*A listing of all portfolio holdings can be found beginning on page 72.

				Growth of $10,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $10,000 over the period from December 9, 2014 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

23

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Total Return Credit Fund

Investment Objective	Seeks to achieve a high level of total return consisting of income and capital appreciation by primarily investing in credit related instruments issued by U.S. and non-U.S. public- or private-sector entities, derivatives and cash equivalents.

Performance	Since the Fund’s inception on December 9, 2014, the Fund had a total return of -3.08% as of September 30, 2015.

Factors That Made Positive Contributions

●  Allocation to and security selection within high yield bonds contributed positively to Fund performance.

●  The Fund’s allocation to emerging market hard currency sovereign debt was additive to overall Fund performance.

Factors That Detracted From Relative Returns

●  The Fund’s allocation to loans and performance of emerging market local currency debt sleeve both detracted from Fund returns.

●  Allocation to emerging market corporate debt proved to have a negative effect on Fund returns.

●  Security selection within convertible bonds negatively impacted Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher- rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

24

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Total Return Credit Fund
Current income and capital appreciation.				Investment Objective
3-Month USD LIBOR Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 4.44% of investments.				Asset Allocation (as of 9/30/15) (% of fund’s investments) & Top Five Industries (as of 9/30/15) (% of fund’s net assets)
HD Supply, Inc., 7.50%, 7/15/20	1.36%	Priory Goup No.3 Plc, 7.00%, 2/15/18	0.91%	Top Ten Holdings (excluding investment companies) (as of 9/30/15) (% of fund’s net assets)
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/18	1.35%	Pinnacle Entertainment, Inc., 7.75%, 4/1/22	0.88%
Wind Acquisition Finance SA, 4.00%, 7/15/20	1.06%	Rite Aid Corp., 6.13%, 4/1/23	0.88%
Turkey Government Bond, 8.00%, 3/12/25	1.06%	Indonesia Treasury Bond, 8.38%, 3/15/24	0.86%
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	0.98%	Colombian TES, 10.00%, 7/24/24	0.82%

*A listing of all portfolio holdings can be found beginning on page 78.

				Growth of $10,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $10,000 over the period from December 9, 2014 to September 30, 2015 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund

September 30, 2015

Principal Amount		Value
Corporate Bonds — 3.97%
Azerbaijan — 0.65%
$ 200,000	State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	$173,760

Brazil — 1.08%
405,000	Petrobras Global Finance BV, 5.38%, 1/27/21	289,575

Colombia — 0.08%
24,000	Ecopetrol SA, 5.38%, 6/26/26	20,880

Kazakhstan — 0.63%
200,000	KazMunayGas National Co. JSC, 4.40%, 4/30/23	167,750

Mexico — 0.48%
97,000	Petroleos Mexicanos, 5.63%, 1/23/46	78,570
55,000	Petroleos Mexicanos, 6.63%, 6/15/35	51,219

		129,789

Venezuela — 1.05%
123,600	Petroleos de Venezuela SA, 5.25%, 4/12/17	54,940
155,000	Petroleos de Venezuela SA, 6.00%, 5/16/24	50,143
495,500	Petroleos de Venezuela SA, 6.00%, 11/15/26	158,560
52,548	Petroleos de Venezuela SA, 9.00%, 11/17/21	18,838

		282,481

Total Corporate Bonds		1,064,235

(Cost $1,188,687)

Foreign Government Bonds — 75.16%
Argentina — 2.18%
294,368	Argentina Bonar Bonds, 7.00%, 4/17/17	294,957
135,354	Argentine Republic Government International Bond, 8.28%, 12/31/33(a)	138,400
151,234	Argentine Republic Government International Bond, 8.75%, 6/2/17(a)	151,234

		584,591

Azerbaijan — 0.69%
200,000	Republic of Azerbaijan International Bond, 4.75%, 3/18/24	186,000

Brazil — 7.92%
5,195,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/17	1,232,643
2,392,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	488,229
696,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	129,451
220,000	Brazilian Government International Bond, 2.63%, 1/5/23	178,200

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 120,000	Brazilian Government International Bond, 5.63%, 1/7/41	$95,700

		2,124,223

Colombia — 6.73%
220,000	Colombia Government International Bond, 2.63%, 3/15/23	194,700
205,000	Colombia Government International Bond, 4.50%, 1/28/26	200,387
210,000	Colombia Government International Bond, 6.13%, 1/18/41	207,900
1,424,900,000(b)	Colombian TES, 6.00%, 4/28/28	368,437
598,200,000(b)	Colombian TES, 7.50%, 8/26/26	179,486
1,814,900,000(b)	Colombian TES, 10.00%, 7/24/24	655,874

		1,806,784

Costa Rica — 0.65%
200,000	Costa Rica Government International Bond, 7.16%, 3/12/45	173,500

Cote D’Ivoire (Ivory Coast) — 2.03%
630,000	Ivory Coast Government International Bond, 5.75%, 12/31/32(c)	544,950

Croatia (Hrvatska) — 3.82%
420,000	Croatia Government International Bond, 5.50%, 4/4/23	430,500
220,000	Croatia Government International Bond, 6.00%, 1/26/24	231,825
125,000	Croatia Government International Bond, 6.63%, 7/14/20	135,625
210,000	Croatia Government International Bond, 6.75%, 11/5/19	227,982

		1,025,932

Dominican Republic — 2.27%
245,000	Dominican Republic International Bond, 5.50%, 1/27/25	233,363
250,000	Dominican Republic International Bond, 5.88%, 4/18/24	245,000
140,000	Dominican Republic International Bond, 6.85%, 1/27/45	131,600

		609,963

Ecuador — 0.77%
275,000	Ecuador Government International Bond, 10.50%, 3/24/20	207,625

El Salvador — 0.65%
173,000	El Salvador Government International Bond, 5.88%, 1/30/25	147,915
30,000	El Salvador Government International Bond, 6.38%, 1/18/27	25,800

		173,715

Gabon — 0.67%
215,000	Gabonese Republic, 6.95%, 6/16/25	180,063

Georgia — 0.84%
220,000	Georgia Government International Bond, 6.88%, 4/12/21	226,050

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
Hungary — 2.78%
30,380,000(b)	Hungary Government Bond, 3.00%, 6/26/24	$105,136
20,450,000(b)	Hungary Government Bond, 5.50%, 6/24/25	86,000
30,380,000(b)	Hungary Government Bond, 7.00%, 6/24/22	133,722
$ 378,000	Hungary Government International Bond, 5.75%, 11/22/23	420,525

		745,383

Indonesia — 5.11%
7,150,000,000(b)	Indonesia Treasury Bond, 11.00%, 9/15/25	522,567
4,845,000,000(b)	Indonesia Treasury Bond Credit Linked Note, 8.38%, 3/19/24(d)	304,888
200,000	Pertamina Persero PT, 5.63%, 5/20/43	155,500
420,000	Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25	388,710

		1,371,665

Jamaica — 0.74%
200,000	Jamaica Government International Bond, 7.88%, 7/28/45	199,500

Kazakhstan — 2.86%
200,000	Kazakhstan Government International Bond, 4.88%, 10/14/44	157,500
420,000	Kazakhstan Government International Bond, 5.13%, 7/21/25	404,250
220,000	Kazakhstan Government International Bond, 6.50%, 7/21/45	206,250

		768,000

Kenya — 1.38%
200,000	Kenya Government International Bond, 5.88%, 6/24/19	191,500
200,000	Kenya Government International Bond, 6.88%, 6/24/24	179,500

		371,000

Mexico — 7.80%
6,300,000(b)	Mexican Bonos, 6.50%, 6/10/21	390,312
4,730,000(b)	Mexican Bonos, 7.50%, 6/3/27	305,454
2,030,000(b)	Mexican Bonos, 8.00%, 12/7/23	135,448
3,610,000(b)	Mexican Bonos, 8.50%, 5/31/29	252,392
4,160,000(b)	Mexican Bonos, 10.00%, 12/5/24	313,439
770,000(b)	Mexican Bonos, 10.00%, 11/20/36	62,009
400,000	Mexico Government International Bond, 4.00%, 10/2/23	406,800
221,000	Mexico Government International Bond, 5.55%, 1/21/45	226,525

		2,092,379

Morocco — 0.75%
200,000	Morocco Government International Bond, 4.25%, 12/11/22	201,500

Pakistan — 0.76%
200,000	Pakistan Government International Bond, 8.25%, 9/30/25(d)	204,500

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
Paraguay — 1.56%
$ 420,000	Republic of Paraguay, 4.63%, 1/25/23	$417,900

Peru — 0.42%
115,000	Peruvian Government International Bond, 4.13%, 8/25/27	113,275

Poland — 5.03%
3,477,000(b)	Poland Government Bond, 3.25%, 7/25/25	945,327
380,000	Poland Government International Bond, 4.00%, 1/22/24	402,835

		1,348,162

Romania — 1.85%
244,000	Romanian Government International Bond, 4.38%, 8/22/23	254,065
208,000	Romanian Government International Bond, 6.13%, 1/22/44	241,800

		495,865

Russia — 0.14%
3,058,000(b)	Russian Federal Bond - OFZ, 7.00%, 8/16/23	37,273

Slovenia — 1.73%
420,000	Slovenia Government International Bond, 5.25%, 2/18/24	464,100

South Africa — 5.25%
4,711,942(b)	South Africa Government Bond, 6.75%, 3/31/21	320,032
4,795,015(b)	South Africa Government Bond, 7.00%, 2/28/31	290,840
5,526,867(b)	South Africa Government Bond, 10.50%, 12/21/26	456,239
320,000	South Africa Government International Bond, 5.50%, 3/9/20	340,783

		1,407,894

Thailand — 1.26%
8,567,000(b)	Thailand Government Bond, 3.85%, 12/12/25	257,427
2,396,000(b)	Thailand Government Bond, 4.88%, 6/22/29	79,147

		336,574

Turkey — 3.26%
2,220,150(b)	Turkey Government Bond, 8.00%, 3/12/25	615,353
835,834	Turkey Government Bond, 9.40%, 7/8/20	259,236

		874,589

Ukraine — 1.83%
342,000	Ukraine Government International Bond, 6.58%, 11/21/16	271,035
110,000	Ukraine Government International Bond, 6.75%, 11/14/17	86,900
150,000	Ukreximbank Via Biz Finance Plc, 9.63%, 4/27/22	132,000

		489,935

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Principal Amount		Value

Venezuela — 0.42%
$ 80,000	Venezuela Government International Bond, 7.75%, 10/13/19	$27,200
140,000	Venezuela Government International Bond, 11.75%, 10/21/26	55,160
74,700	Venezuela Government International Bond, 11.95%, 8/5/31	29,581

		111,941

Vietnam — 0.41%
100,000	Vietnam Government International Bond, 6.75%, 1/29/20	109,450

Zambia — 0.60%
200,000	Zambia Government International Bond, 8.97%, 7/30/27	160,000

Total Foreign Government Bonds		20,164,281

(Cost $21,421,172)

Shares
Investment Company — 20.22%
5,426,098	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$5,426,098

Total Investment Company		5,426,098

(Cost $5,426,098)

Total Investments		$26,654,614

(Cost $28,035,957)(e) — 99.35%

Other assets in excess of liabilities — 0.65%		175,162

NET ASSETS — 100.00%		$26,829,776

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.
(b)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	552,210	USD	138,816	Citibank N.A.	10/2/15	$300
BRL	394,435	USD	99,655	Citibank N.A.	10/2/15	(286)

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	309,501	USD	78,494	Citibank N.A.	10/2/15	$ (522)
BRL	552,210	USD	140,547	Citibank N.A.	10/2/15	(1,431)
BRL	159,254	USD	43,504	Citibank N.A.	10/2/15	(3,383)
BRL	1,380,744	USD	360,000	Citibank N.A.	10/2/15	(12,154)
BRL	3,266,067	USD	865,000	Citibank N.A.	10/2/15	(42,190)
USD	672,392	BRL	2,572,908	Citibank N.A.	10/2/15	24,208
USD	504,635	BRL	1,930,028	Citibank N.A.	10/2/15	18,410
USD	180,000	BRL	692,712	Citibank N.A.	10/2/15	5,487
USD	120,000	BRL	460,080	Citibank N.A.	10/2/15	4,094
USD	120,000	BRL	460,800	Citibank N.A.	10/2/15	3,912
USD	120,000	BRL	460,800	Citibank N.A.	10/2/15	3,912
USD	10,000	BRL	37,093	Citibank N.A.	10/2/15	655
CLP	19,337,080	USD	28,000	Citibank N.A.	10/15/15	(258)
CLP	71,869,336	USD	103,409	Citibank N.A.	10/15/15	(301)
CLP	47,072,456	USD	68,000	Citibank N.A.	10/15/15	(467)
CLP	93,963,375	USD	137,500	Citibank N.A.	10/15/15	(2,695)
CLP	93,846,500	USD	137,500	Citibank N.A.	10/15/15	(2,862)
CNY	1,576,150	USD	245,000	Citibank N.A.	10/15/15	2,253
CNY	656,534	USD	102,000	Citibank N.A.	10/15/15	991
CNY	9,831,811	USD	1,593,177	Citibank N.A.	10/15/15	(50,847)
CNY	9,826,541	USD	1,593,381	Citibank N.A.	10/15/15	(51,879)
CNY	9,826,542	USD	1,593,536	Citibank N.A.	10/15/15	(52,034)
COP	947,617,230	USD	301,000	Citibank N.A.	10/15/15	5,345
COP	337,942,500	USD	105,000	Citibank N.A.	10/15/15	4,250
COP	176,904,971	USD	55,102	Citibank N.A.	10/15/15	2,088
COP	330,565,664	USD	106,000	Citibank N.A.	10/15/15	865
COP	1,169,740,369	USD	382,006	Citibank N.A.	10/15/15	(3,854)
EUR	241,000	USD	274,150	Citibank N.A.	10/15/15	(4,794)
EUR	246,996	USD	281,230	Citibank N.A.	10/15/15	(5,172)
HKD	1,084,979	USD	140,000	Citibank N.A.	10/15/15	(5)
HUF	28,143,074	USD	101,000	Citibank N.A.	10/15/15	(706)
IDR	363,472,022	USD	25,000	Citibank N.A.	10/15/15	(346)
IDR	2,161,050,000	USD	150,000	Citibank N.A.	10/15/15	(3,415)
IDR	3,525,173,730	USD	247,034	Citibank N.A.	10/15/15	(7,920)
IDR	5,189,014,000	USD	361,000	Citibank N.A.	10/15/15	(9,027)
INR	40,045,200	USD	600,000	Citibank N.A.	10/15/15	8,586
INR	63,243,973	USD	956,358	Citibank N.A.	10/15/15	4,790
INR	16,675,375	USD	250,000	Citibank N.A.	10/15/15	3,423
JPY	36,403,085	USD	294,619	Citibank N.A.	10/15/15	8,885
JPY	1,080,482	USD	9,000	Citibank N.A.	10/15/15	8
JPY	6,103,425	USD	51,032	Citibank N.A.	10/15/15	(146)
JPY	30,401,993	USD	255,000	Citibank N.A.	10/15/15	(1,529)
KRW	225,026,500	USD	190,000	Citibank N.A.	10/15/15	(409)
KRW	83,512,080	USD	72,000	Citibank N.A.	10/15/15	(1,639)
KRW	116,705,000	USD	100,000	Citibank N.A.	10/15/15	(1,673)
KRW	132,215,500	USD	115,000	Citibank N.A.	10/15/15	(3,605)
KRW	233,008,000	USD	200,000	Citibank N.A.	10/15/15	(3,684)

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
KRW	111,224,000	USD	100,000	Citibank N.A.	10/15/15	$ (6,291)
KRW	153,748,250	USD	137,000	Citibank N.A.	10/15/15	(7,463)
KRW	242,900,550	USD	215,000	Citibank N.A.	10/15/15	(10,349)
KRW	307,674,980	USD	277,000	Citibank N.A.	10/15/15	(17,775)
KRW	761,433,630	USD	691,000	Citibank N.A.	10/15/15	(49,470)
KRW	1,666,356,400	USD	1,490,000	Citibank N.A.	10/15/15	(86,046)
MXN	16,156,075	USD	951,000	Citibank N.A.	10/15/15	3,453
MXN	1,867,140	USD	110,000	Citibank N.A.	10/15/15	305
MXN	2,203,630	USD	130,000	Citibank N.A.	10/15/15	184
MXN	6,767,382	USD	400,000	Citibank N.A.	10/15/15	(203)
MXN	639,025	USD	37,974	Citibank N.A.	10/15/15	(222)
MXN	2,270,349	USD	135,000	Citibank N.A.	10/15/15	(875)
MXN	1,845,114	USD	110,055	Citibank N.A.	10/15/15	(1,051)
MXN	6,177,989	USD	368,121	Citibank N.A.	10/15/15	(3,144)
MYR	109,805	USD	25,000	Citibank N.A.	10/15/15	(21)
MYR	100,115	USD	24,008	Citibank N.A.	10/15/15	(1,233)
MYR	169,440	USD	40,000	Citibank N.A.	10/15/15	(1,455)
MYR	233,062	USD	55,000	Citibank N.A.	10/15/15	(1,981)
MYR	223,440	USD	53,391	Citibank N.A.	10/15/15	(2,561)
MYR	443,992	USD	105,000	Citibank N.A.	10/15/15	(3,997)
MYR	357,099	USD	86,037	Citibank N.A.	10/15/15	(4,801)
MYR	688,038	USD	162,000	Citibank N.A.	10/15/15	(5,480)
MYR	2,110,709	USD	491,320	Citibank N.A.	10/15/15	(11,159)
MYR	1,648,062	USD	390,000	Citibank N.A.	10/15/15	(15,086)
PEN	89,483	USD	27,000	Citibank N.A.	10/15/15	493
PHP	1,449,237	USD	30,855	Citibank N.A.	10/15/15	83
PHP	13,335,150	USD	285,000	Citibank N.A.	10/15/15	(328)
PLN	56,573	USD	15,000	Citibank N.A.	10/15/15	(120)
PLN	886,966	USD	234,000	Citibank N.A.	10/15/15	(709)
PLN	107,798	USD	29,152	Citibank N.A.	10/15/15	(799)
PLN	683,085	USD	182,409	Citibank N.A.	10/15/15	(2,743)
PLN	2,117,411	USD	561,000	Citibank N.A.	10/15/15	(4,076)
PLN	713,180	USD	192,847	Citibank N.A.	10/15/15	(5,266)
PLN	713,181	USD	192,947	Citibank N.A.	10/15/15	(5,365)
RON	195,107	USD	49,000	Citibank N.A.	10/15/15	333
RON	470,108	USD	119,000	Citibank N.A.	10/15/15	(133)
RON	105,859	USD	27,366	Citibank N.A.	10/15/15	(600)
RON	197,957	USD	51,198	Citibank N.A.	10/15/15	(1,145)
RON	197,957	USD	51,283	Citibank N.A.	10/15/15	(1,229)
RON	197,956	USD	51,283	Citibank N.A.	10/15/15	(1,229)
RUB	16,637,380	USD	238,777	Citibank N.A.	10/15/15	14,653
RUB	12,305,825	USD	180,000	Citibank N.A.	10/15/15	7,449
RUB	5,039,918	USD	75,000	Citibank N.A.	10/15/15	1,771
RUB	1,061,008	USD	15,537	Citibank N.A.	10/15/15	625
RUB	1,317,800	USD	20,000	Citibank N.A.	10/15/15	73
THB	180,431	USD	5,000	Citibank N.A.	10/15/15	(32)
THB	180,200	USD	5,000	Citibank N.A.	10/15/15	(38)

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
THB	970,370	USD	26,940	Citibank N.A.	10/15/15	$ (219)
THB	1,204,028	USD	33,540	Citibank N.A.	10/15/15	(386)
THB	1,262,028	USD	35,156	Citibank N.A.	10/15/15	(404)
THB	1,262,028	USD	35,156	Citibank N.A.	10/15/15	(404)
THB	1,262,028	USD	35,156	Citibank N.A.	10/15/15	(404)
THB	1,262,028	USD	35,156	Citibank N.A.	10/15/15	(404)
THB	1,262,028	USD	35,163	Citibank N.A.	10/15/15	(411)
THB	1,347,531	USD	37,538	Citibank N.A.	10/15/15	(432)
THB	3,291,179	USD	91,270	Citibank N.A.	10/15/15	(642)
THB	5,182,056	USD	144,000	Citibank N.A.	10/15/15	(1,305)
THB	12,386,638	USD	345,000	Citibank N.A.	10/15/15	(3,917)
TRY	88,806	USD	28,962	Citibank N.A.	10/15/15	245
TRY	59,042	USD	20,000	Citibank N.A.	10/15/15	(582)
TRY	506,191	USD	169,000	Citibank N.A.	10/15/15	(2,520)
TRY	291,496	USD	98,762	Citibank N.A.	10/15/15	(2,892)
TRY	953,740	USD	317,913	Citibank N.A.	10/15/15	(4,239)
TRY	1,211,659	USD	406,000	Citibank N.A.	10/15/15	(7,499)
TRY	818,413	USD	277,287	Citibank N.A.	10/15/15	(8,121)
TWD	394,176	USD	12,000	Citibank N.A.	10/15/15	(29)
TWD	226,820	USD	7,000	Citibank N.A.	10/15/15	(111)
TWD	12,768,600	USD	390,000	Citibank N.A.	10/15/15	(2,206)
TWD	9,571,275	USD	295,000	Citibank N.A.	10/15/15	(4,312)
USD	1,179,260	KRW	1,317,728,415	Citibank N.A.	10/15/15	69,035
USD	1,179,218	KRW	1,317,728,414	Citibank N.A.	10/15/15	68,993
USD	1,148,142	KRW	1,283,852,908	Citibank N.A.	10/15/15	66,459
USD	1,898,000	CNY	11,700,031	Citibank N.A.	10/15/15	62,601
USD	876,000	CNY	5,386,261	Citibank N.A.	10/15/15	31,050
USD	233,694	ZAR	3,037,476	Citibank N.A.	10/15/15	15,097
USD	233,642	ZAR	3,037,477	Citibank N.A.	10/15/15	15,046
USD	233,597	ZAR	3,037,474	Citibank N.A.	10/15/15	15,001
USD	233,531	ZAR	3,037,476	Citibank N.A.	10/15/15	14,935
USD	203,000	ZAR	2,645,587	Citibank N.A.	10/15/15	12,606
USD	349,297	CNY	2,150,100	Citibank N.A.	10/15/15	12,008
USD	320,000	CNY	1,975,411	Citibank N.A.	10/15/15	10,115
USD	133,355	ZAR	1,733,599	Citibank N.A.	10/15/15	8,594
USD	248,000	IDR	3,531,867,200	Citibank N.A.	10/15/15	8,432
USD	606,000	TWD	19,700,393	Citibank N.A.	10/15/15	7,681
USD	418,563	TRY	1,250,706	Citibank N.A.	10/15/15	7,220
USD	118,000	MYR	488,375	Citibank N.A.	10/15/15	6,901
USD	229,000	TRY	677,160	Citibank N.A.	10/15/15	6,290
USD	127,114	ZAR	1,680,109	Citibank N.A.	10/15/15	6,203
USD	105,000	KRW	117,489,750	Citibank N.A.	10/15/15	6,011
USD	449,068	IDR	6,533,494,000	Citibank N.A.	10/15/15	5,899
USD	175,000	CNY	1,078,542	Citibank N.A.	10/15/15	5,808
USD	146,000	CNY	895,856	Citibank N.A.	10/15/15	5,466
USD	356,000	PLN	1,334,758	Citibank N.A.	10/15/15	4,931
USD	934,706	TWD	30,620,955	Citibank N.A.	10/15/15	4,720

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	157,381	TRY	464,714	Citibank N.A.	10/15/15	$4,542
USD	275,000	MXN	4,584,195	Citibank N.A.	10/15/15	4,179
USD	179,596	ZAR	2,438,443	Citibank N.A.	10/15/15	4,110
USD	256,053	MYR	1,108,709	Citibank N.A.	10/15/15	3,835
USD	90,000	ZAR	1,198,764	Citibank N.A.	10/15/15	3,729
USD	159,145	ZAR	2,160,706	Citibank N.A.	10/15/15	3,646
USD	157,295	ZAR	2,135,595	Citibank N.A.	10/15/15	3,604
USD	123,246	TRY	363,897	Citibank N.A.	10/15/15	3,564
USD	180,104	ZAR	2,457,604	Citibank N.A.	10/15/15	3,238
USD	140,000	MXN	2,318,806	Citibank N.A.	10/15/15	3,012
USD	104,677	EUR	91,000	Citibank N.A.	10/15/15	2,970
USD	242,494	HUF	67,246,163	Citibank N.A.	10/15/15	2,848
USD	79,827	MYR	338,867	Citibank N.A.	10/15/15	2,739
USD	253,000	TWD	8,245,574	Citibank N.A.	10/15/15	2,574
USD	146,253	TRY	437,149	Citibank N.A.	10/15/15	2,479
USD	211,331	TRY	635,757	Citibank N.A.	10/15/15	2,238
USD	278,283	PLN	1,049,738	Citibank N.A.	10/15/15	2,180
USD	104,632	EUR	92,000	Citibank N.A.	10/15/15	1,807
USD	222,000	THB	7,996,753	Citibank N.A.	10/15/15	1,799
USD	134,720	IDR	1,960,048,200	Citibank N.A.	10/15/15	1,770
USD	46,063	MYR	195,515	Citibank N.A.	10/15/15	1,586
USD	234,000	EUR	208,140	Citibank N.A.	10/15/15	1,371
USD	140,000	TRY	421,666	Citibank N.A.	10/15/15	1,319
USD	139,168	THB	5,012,817	Citibank N.A.	10/15/15	1,133
USD	135,000	KRW	158,989,500	Citibank N.A.	10/15/15	1,047
USD	88,000	COP	269,221,595	Citibank N.A.	10/15/15	966
USD	39,506	TRY	117,212	Citibank N.A.	10/15/15	956
USD	121,995	PLN	460,485	Citibank N.A.	10/15/15	878
USD	125,000	TRY	377,462	Citibank N.A.	10/15/15	857
USD	23,000	CNY	141,241	Citibank N.A.	10/15/15	843
USD	556,660	MXN	9,408,551	Citibank N.A.	10/15/15	830
USD	159,000	HUF	44,405,154	Citibank N.A.	10/15/15	752
USD	22,122	IDR	315,172,445	Citibank N.A.	10/15/15	744
USD	15,000	MYR	62,725	Citibank N.A.	10/15/15	731
USD	125,000	TRY	378,362	Citibank N.A.	10/15/15	561
USD	15,000	CNY	92,218	Citibank N.A.	10/15/15	534
USD	135,612	PLN	513,750	Citibank N.A.	10/15/15	485
USD	10,000	ZAR	132,926	Citibank N.A.	10/15/15	434
USD	11,000	PLN	40,379	Citibank N.A.	10/15/15	379
USD	42,820	THB	1,541,318	Citibank N.A.	10/15/15	378
USD	85,013	HUF	23,766,970	Citibank N.A.	10/15/15	314
USD	9,000	ZAR	121,475	Citibank N.A.	10/15/15	258
USD	4,000	MYR	16,745	Citibank N.A.	10/15/15	191
USD	134,486	HUF	37,691,372	Citibank N.A.	10/15/15	164
USD	8,000	TRY	23,878	Citibank N.A.	10/15/15	147
USD	5,000	TRY	14,793	Citibank N.A.	10/15/15	135
USD	163,135	PLN	619,800	Citibank N.A.	10/15/15	115

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	4,000	IDR	57,444,000	Citibank N.A.	10/15/15	$ 104
USD	170,612	MXN	2,886,551	Citibank N.A.	10/15/15	83
USD	7,000	IDR	102,053,000	Citibank N.A.	10/15/15	78
USD	152,948	MXN	2,587,695	Citibank N.A.	10/15/15	75
USD	5,000	JPY	592,862	Citibank N.A.	10/15/15	57
USD	6,000	PLN	22,628	Citibank N.A.	10/15/15	48
USD	110,000	JPY	13,188,450	Citibank N.A.	10/15/15	44
USD	4,000	THB	143,806	Citibank N.A.	10/15/15	40
USD	7,000	THB	253,858	Citibank N.A.	10/15/15	10
USD	11,000	MXN	186,105	Citibank N.A.	10/15/15	5
USD	73,000	RON	288,703	Citibank N.A.	10/15/15	1
USD	100,000	HKD	775,062	Citibank N.A.	10/15/15	(6)
USD	13,000	PHP	609,301	Citibank N.A.	10/15/15	(7)
USD	240,000	HKD	1,860,093	Citibank N.A.	10/15/15	(8)
USD	3,000	COP	9,323,649	Citibank N.A.	10/15/15	(14)
USD	1,000	CLP	707,353	Citibank N.A.	10/15/15	(15)
USD	43,000	CLP	29,988,501	Citibank N.A.	10/15/15	(23)
USD	50,000	INR	3,292,100	Citibank N.A.	10/15/15	(32)
USD	25,000	MXN	424,025	Citibank N.A.	10/15/15	(50)
USD	103,778	HUF	29,137,124	Citibank N.A.	10/15/15	(59)
USD	65,000	PLN	247,410	Citibank N.A.	10/15/15	(74)
USD	265,000	THB	9,627,450	Citibank N.A.	10/15/15	(105)
USD	5,000	CNY	32,576	Citibank N.A.	10/15/15	(110)
USD	66,000	HUF	18,551,557	Citibank N.A.	10/15/15	(113)
USD	7,000	INR	468,139	Citibank N.A.	10/15/15	(115)
USD	55,000	PHP	2,583,625	Citibank N.A.	10/15/15	(154)
USD	44,000	PHP	2,069,012	Citibank N.A.	10/15/15	(168)
USD	55,000	PHP	2,585,550	Citibank N.A.	10/15/15	(195)
USD	17,000	PEN	56,029	Citibank N.A.	10/15/15	(214)
USD	105,000	JPY	12,622,575	Citibank N.A.	10/15/15	(238)
USD	17,000	MXN	291,871	Citibank N.A.	10/15/15	(243)
USD	12,000	INR	811,416	Citibank N.A.	10/15/15	(331)
USD	105,000	PHP	4,938,150	Citibank N.A.	10/15/15	(417)
USD	97,000	EUR	87,233	Citibank N.A.	10/15/15	(497)
USD	18,597	RUB	1,263,869	Citibank N.A.	10/15/15	(655)
USD	42,000	PEN	139,726	Citibank N.A.	10/15/15	(929)
USD	63,744	PEN	211,185	Citibank N.A.	10/15/15	(1,140)
USD	125,000	TRY	384,562	Citibank N.A.	10/15/15	(1,478)
USD	135,000	KRW	162,054,000	Citibank N.A.	10/15/15	(1,535)
USD	154,000	CNY	996,334	Citibank N.A.	10/15/15	(2,296)
USD	405,000	INR	26,803,710	Citibank N.A.	10/15/15	(2,349)
USD	90,000	COP	288,630,000	Citibank N.A.	10/15/15	(3,308)
USD	123,000	JPY	15,185,519	Citibank N.A.	10/15/15	(3,606)
USD	120,000	RUB	8,217,756	Citibank N.A.	10/15/15	(5,178)
USD	366,707	MXN	6,299,251	Citibank N.A.	10/15/15	(5,434)
USD	766,798	COP	2,393,943,788	Citibank N.A.	10/15/15	(7,113)
USD	565,955	CNY	3,657,765	Citibank N.A.	10/15/15	(7,844)

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	219,998	COP	708,757,460	Citibank N.A.	10/15/15	$ (9,128)
USD	218,786	COP	708,757,460	Citibank N.A.	10/15/15	(10,340)
USD	278,745	COP	899,788,290	Citibank N.A.	10/15/15	(12,138)
ZAR	346,274	USD	25,000	Citibank N.A.	10/15/15	(80)
ZAR	531,980	USD	40,500	Citibank N.A.	10/15/15	(2,215)
ZAR	760,509	USD	57,858	Citibank N.A.	10/15/15	(3,127)
ZAR	760,104	USD	57,858	Citibank N.A.	10/15/15	(3,156)
ZAR	1,520,553	USD	115,000	Citibank N.A.	10/15/15	(5,571)
ZAR	4,324,082	USD	317,000	Citibank N.A.	10/15/15	(5,811)
ZAR	2,467,321	USD	190,000	Citibank N.A.	10/15/15	(12,435)
ZAR	3,066,887	USD	235,092	Citibank N.A.	10/15/15	(14,379)
ZAR	10,331,705	USD	761,000	Citibank N.A.	10/15/15	(17,463)
ZAR	4,514,414	USD	347,132	Citibank N.A.	10/15/15	(22,246)
ZAR	7,885,826	USD	604,404	Citibank N.A.	10/15/15	(36,888)
BRL	581,160	USD	145,000	Citibank N.A.	11/4/15	(313)
USD	139,026	BRL	552,210	Citibank N.A.	11/4/15	1,546
USD	77,659	BRL	309,501	Citibank N.A.	11/4/15	605
USD	98,587	BRL	394,435	Citibank N.A.	11/4/15	387
USD	137,342	BRL	552,210	Citibank N.A.	11/4/15	(138)
USD	105,000	HKD	814,196	Citibank N.A.	11/25/15	(55)
USD	90,000	CNY	575,023	Citibank N.A.	11/25/15	(156)

Total						$(75,554)

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Financial futures contracts as of September 30, 2015:

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)		Notional Value	Clearinghouse
Thirty Year U.S. Treasury Bonds	5	December, 2015	$11,938	USD	790,094	Citigroup Global Markets, Inc.

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)		Notional Value	Clearinghouse
Five Year U.S. Treasury Bonds	6	December, 2015	$(5,086)	USD	718,008	Citigroup Global Markets, Inc.
Ten Year U.S. Treasury Bonds	8	December, 2015	(4,362)	USD	1,025,513	Citigroup Global Markets, Inc.

			$(9,448)

Interest rate swaps as of September 30, 2015:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.59%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	8/5/20	CNY	3,100(a)	$ 1,264
2.72%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	8/5/20	CNY	1,480(a)	2,091
2.65%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	8/7/20	CNY	900(a)	730
2.65%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	9/9/20	CNY	3,650(a)	2,752
2.62%	CNY-CNREPOFIX=CFXS-Reuters	BNP Paribas SA	9/24/20	CNY	2,300(a)	1,303
6.76%	INR-MIBOR-OIS-COMPOUND	Deutsche Bank AG	9/9/18	INR	125,832(a)	(119)
8.41%	INR-MIBOR-OIS-COMPOUND	Deutsche Bank AG	9/9/18	INR	104,810(a)	70,290
6.21%	MXN-TIIE-Banxico	Deutsche Bank AG	12/5/24	MXN	2,700(b)	723
6.38%	MXN-TIIE-Banxico	Deutsche Bank AG	12/5/24	MXN	745(b)	(389)

Total						$78,645

(a)	The Counterparty pays the fixed rate on these swaps.
(b)	The Fund pays the fixed rate on these swaps.

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Credit default rate swaps as of September 30, 2015:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)		Value
1.00%	China Government International Bond	BNP Paribas SA	12/20/20	Buy	USD	450	$5,217
1.00%	China Government International Bond	BNP Paribas SA	12/20/20	Buy	USD	325	3,768

Total (Premiums paid $9,612)							$8,985

Abbreviations used are defined below:

BRL - Brazilian Real

CLP - Chilean Peso

CNY - Chinese Yuan

CNREPOFIX=CFXS - Chinese Renminbi Repo Rate=Chinese Foreign Exchange Trade System

COP - Colombian Peso

EUR - Euro

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

INR-MIBOR-OIS-COMPOUND - Mumbai Interbank Offered Rate - Overnight Index Swap

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MXN-TIIE-Banxico - Mexican Interbank Equilibrium Interest Rate

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2015

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Foreign Government Bonds	75.16%
Energy	3.97%
Other*	20.87%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, futures, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund

September 30, 2015

Principal Amount		Value

Corporate Bonds — 81.31%
Argentina — 0.89%
$ 199,000	YPF SA, 8.50%, 7/28/25	$172,633

Barbados — 1.07%
200,000	Columbus International, Inc., 7.38%, 3/30/21	207,000

Brazil — 6.47%
320,000(a)	BRF SA, 7.75%, 5/22/18	64,573
200,000	Caixa Economica Federal, 7.25%, 7/23/24(b)	145,000
200,000	Cosan Overseas Ltd., 8.25%, 11/29/49	150,000
200,000	GTL Trade Finance Inc, 5.89%, 4/29/24	163,750
200,000	Klabin Finance SA, 5.25%, 7/16/24	176,000
300,000(a)	Odebrecht Finance Ltd., 8.25%, 4/25/18	40,863
200,000	Petrobras Global Finance BV, 3.50%, 2/6/17	177,000
170,000	Petrobras Global Finance BV, 5.88%, 3/1/18	138,550
20,000	Petrobras Global Finance SA, 8.38%, 12/10/18	16,600
200,000	TAM Capital 3, Inc., 8.38%, 6/3/21	178,000

		1,250,336

Chile — 5.39%
200,000	AES Gener SA, 8.38%, 12/18/73(b)	211,000
200,000	Embotelladora Andina SA, 5.00%, 10/1/23	212,160
200,000	Empresa Electrica Guacolda SA, 4.56%, 4/30/25	190,500
250,000	Guanay Finance Ltd., 6.00%, 12/15/20	245,625
200,000	VTR Finance BV, 6.88%, 1/15/24	183,500

		1,042,785

China — 9.38%
200,000	Alibaba Group Holding Ltd., 3.60%, 11/28/24	186,960
200,000	Baidu Inc, 3.50%, 11/28/22	196,035
200,000	China Construction Bank Corp., 3.88%, 5/13/25(b)	197,128
200,000	China Overseas Finance Cayman VI Ltd., 6.45%, 6/11/34	211,342
200,000	China Resources Power East Foundation Co. Ltd., 7.25%, 5/9/16(b)	203,000
200,000	CITIC Ltd., 8.63%, 5/29/49(b)	223,500
200,000	Country Garden Holdings Co. Ltd, 7.50%, 3/9/20	205,799
200,000	Greenland Global Investment Ltd., 5.88%, 7/3/24	190,998
200,000	Industrial & Commercial Bank of China Ltd., 4.88%, 9/21/25(c)	198,030

		1,812,792

Colombia — 2.79%
100,000	Bancolombia SA, 5.95%, 6/3/21	105,000
100,000	Colombia Telecomunicaciones SA ESP, 8.50%, 12/29/49(b)	92,750
300,000	Empresa de Energia de Bogota SA ESP, 6.13%, 11/10/21	306,750

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2015

Principal Amount		Value

126,000,000(a)	Empresa de Telecomunicaciones de Bogota, 7.00%, 1/17/23	$35,576

		540,076

Guatemala — 1.02%
$ 200,000	Comcel Trust, 6.88%, 2/6/24	198,000

Hong Kong — 1.97%
200,000	FPC Finance Ltd., 6.00%, 6/28/19	210,760
200,000	MCE Finance Ltd., 5.00%, 2/15/21	170,500

		381,260

India — 5.40%
200,000	Bharat Petroleum Corp. Ltd., 4.00%, 5/8/25	194,595
200,000	Bharti Airtel International Netherlands BV, 5.13%, 3/11/23	211,520
200,000	Bharti Airtel Ltd, 4.38%, 6/10/25	199,082
200,000	Indian Oil Corp Ltd, 5.75%, 8/1/23	218,810
200,000	NTPC Ltd., 5.63%, 7/14/21	219,214

		1,043,221

Indonesia — 3.06%
400,000	Listrindo Capital BV, 6.95%, 2/21/19	403,520
200,000	Perusahaan Gas Negara Persero Tbk PT, 5.13%, 5/16/24	188,500

		592,020

Israel — 3.89%
20,000	Delek & Avner Tamar Bond Ltd., 5.08%, 12/30/23(c)	20,000
195,714	Delek & Avner Tamar Bond Ltd., 5.41%, 12/30/25(c)	195,225
249,000	Israel Electric Corp. Ltd., 5.00%, 11/12/24(c)	253,980
200,000	Israel Electric Corp. Ltd., 6.88%, 6/21/23	226,500
50,000	Teva Pharmaceutical Finance Co. LLC, 6.15%, 2/1/36	57,207

		752,912

Jamaica — 0.94%
200,000	Digicel Ltd., 6.75%, 3/1/23	181,000

Korea — 1.18%
230,000	Woori Bank, 5.00%, 6/10/45(b)(c)	227,125

Luxembourg — 2.09%
200,000	Altice Financing SA, 7.88%, 12/15/19(c)	206,500
200,000	Millicom International Cellular SA, 6.63%, 10/15/21	197,000

		403,500

Mexico — 8.74%
200,000	Alfa SAB de CV, 6.88%, 3/25/44	194,000

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2015

Principal Amount		Value

$250,000	BBVA Bancomer SA, 6.75%, 9/30/22	$267,750
200,000	Cemex Espana SA, 9.88%, 4/30/19	214,940
200,000	Cemex Finance LLC, 9.38%, 10/12/22	211,140
440,641	Fermaca Enterprises S de RL de CV, 6.38%, 3/30/38	416,406
196,824	Mexico Generadora de Energia S de rl, 5.50%, 12/6/32	180,586
200,000	Nemak SAB de CV, 5.50%, 2/28/23	197,000
225,000	Urbi Desarrollos Urbanos SAB de CV, 9.75%, 2/3/22(d)	8,437

		1,690,259

Morocco — 2.74%
350,000	OCP SA, 4.50%, 10/22/25	326,813
200,000	OCP SA, 5.63%, 4/25/24	203,500

		530,313

Peru — 2.75%
120,000	Banco de Credito del Peru, 6.13%, 4/24/27(b)	123,300
77,000	Banco de Credito del Peru, 6.88%, 9/16/26(b)	82,967
200,000	Corp Financiera de Desarrollo SA, 4.75%, 2/8/22	202,000
55,000	Southern Copper Corp., 5.25%, 11/8/42	41,607
100,000	Southern Copper Corp., 5.88%, 4/23/45	81,185

		531,059

Philippines — 1.03%
200,000	Royal Capital B.V., 6.25%, 5/5/19(b)	200,000

Qatar — 0.99%
200,000	Ooredoo International Finance Ltd., 3.88%, 1/31/28	191,260

Russia — 7.16%
200,000	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23	184,500
140,000	Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37	133,875
240,000	Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	264,600
200,000	Rosneft Oil Co. Via Rosneft International Finance Ltd., 3.15%, 3/6/17	196,000
210,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.30%, 12/27/17	208,578
200,000	Sibur Securities Ltd., 3.91%, 1/31/18	192,000
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21	204,000

		1,383,553

Singapore — 3.11%
200,000	Oversea-Chinese Banking Corp. Ltd., 3.15%, 3/11/23(b)	201,860
200,000	Puma International Financing SA, 6.75%, 2/1/21	198,024
200,000	STATS ChipPAC Ltd., 4.50%, 3/20/18	200,500

		600,384

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2015

Principal Amount		Value

South Africa — 1.01%
$ 200,000	Myriad International Holdings BV, 5.50%, 7/21/25(c)	$196,000

United Arab Emirates — 5.55%
168,123	Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust, 5.13%, 11/30/22	174,007
470,000	DP World Ltd., 6.85%, 7/2/37	495,850
200,000	MAF Global Securities Ltd., 7.13%, 10/29/49(b)	205,000
200,000	National Bank of Abu Dhabi PJSC, 2.25%, 2/11/20	198,500

		1,073,357

United Kingdom — 2.12%
200,000	Sable International Finance Ltd., 6.88%, 8/1/22(c)	200,000
200,000	Sable International Finance Ltd., 8.75%, 2/1/20	209,500

		409,500

Venezuela — 0.57%
340,000	Petroleos de Venezuela SA, 6.00%, 5/16/24	109,990

Total Corporate Bonds		15,720,335

(Cost $16,531,160)

Foreign Government Bonds — 1.33%
Argentina — 0.23%
44,000	Argentina Bonar Bonds, 7.00%, 4/17/17	44,088

South Africa — 1.10%
200,000	South Africa Government International Bond, 5.88%, 9/16/25	212,726

Total Foreign Government Bonds		256,814

(Cost $265,462)

Shares

Investment Company — 13.01%
2,515,979	JPMorgan 100% US Treasury Securities Money Market Fund,
	Capital Shares	2,515,979

Total Investment Company		2,515,979

(Cost $2,515,979)

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2015

Contracts		Value

Call Options Purchased — 0.02%
9	U.S. Treasury 10 Year Futures Option, Strike Price USD 129.5, Expires 10/23/15	$3,094

Total Call Options Purchased		3,094

(Cost $2,953)

Total Investments		$18,496,222
(Cost $19,315,554)(e) — 95.67%

Other assets in excess of liabilities — 4.33%		838,017

NET ASSETS — 100.00%		$19,334,239

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of September 30, 2015:

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Five Year U.S. Treasury Bonds	23	December, 2015	$10,536	USD	2,761,323	Citigroup Global Markets, Inc.
Ten Year U.S. Treasury Bonds	3	December, 2015	6,375	USD	379,828	Citigroup Global Markets, Inc.
Thirty Year U.S. Treasury Bonds	1	December, 2015	719	USD	159,687	Citigroup Global Markets, Inc.

Total			$17,630

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	479,897	USD	113,432	Citibank, N.A.	10/2/15	$7,466
BRL	31,380	USD	8,000	Citibank, N.A.	10/2/15	(94)
BRL	264,592	USD	76,043	Citibank, N.A.	10/2/15	(9,385)
BRL	258,720	USD	80,000	Citibank, N.A.	10/2/15	(14,821)
COP	114,819,549	USD	37,039	Citibank, N.A.	10/2/15	137

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
COP	6,045,040	USD	2,000	Citibank, N.A.	10/2/15	$ (43)
COP	240,366,288	USD	89,256	Citibank, N.A.	10/2/15	(11,431)
MXN	1,702,752	USD	100,000	Citibank, N.A.	10/2/15	708
MXN	53,354	USD	3,359	Citibank, N.A.	10/2/15	(203)
MXN	1,338,208	USD	84,048	Citibank, N.A.	10/2/15	(4,901)
TRY	264,713	USD	88,660	Citibank, N.A.	10/2/15	(1,221)
USD	164,730	BRL	519,804	Citibank, N.A.	10/2/15	33,777
USD	141,520	COP	361,230,877	Citibank, N.A.	10/2/15	24,562
USD	145,105	BRL	511,277	Citibank, N.A.	10/2/15	16,301
USD	90,972	MXN	1,391,562	Citibank, N.A.	10/2/15	8,669
USD	65,236	TRY	182,215	Citibank, N.A.	10/2/15	5,047
USD	27,706	TRY	82,498	Citibank, N.A.	10/2/15	456
USD	100,000	MXN	1,688,410	Citibank, N.A.	10/2/15	140
USD	1,022	BRL	3,507	Citibank, N.A.	10/2/15	138
USD	848	MXN	14,342	Citibank, N.A.	10/2/15	—
USD	36,710	COP	114,819,549	Citibank, N.A.	10/5/15	(453)
USD	576,050	EUR	509,000	Citibank, N.A.	10/29/15	7,041
USD	109,626	BRL	479,897	Citibank, N.A.	1/5/16	(7,364)

Total						$ 54,526

Credit default swaps as of September 30, 2015:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)	Value
1.00%	Turkey Government International Bond	BNP Paribas SA	12/20/20	Sell	USD 160 (a)	$(15,494)
1.00%	Turkey Government International Bond	BNP Paribas SA	12/20/20	Sell	USD 160 (a)	(15,700)

Total (Premiums received $(31,283))						$(31,194)

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Abbreviations used are defined below:

BRL - Brazilian Real

COP - Colombian Peso

EUR - Euro

MXN - Mexican Peso

TRY - Turkish Lira

USD - United States Dollar

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2015

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	18.56%
Utilities	14.48%
Telecom Services	13.97%
Energy	12.48%
Materials	7.29%
Consumer Staples	5.80%
Consumer Discretionary	4.93%
Industrials	2.46%
Foreign Government Bonds	1.33%
Information Technology	1.04%
Health Care	0.30%
Other*	17.36%

100.00%

*	Includes cash, Investment Company, credit default swaps, options, futures, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund

September 30, 2015

Principal Amount		Value
Bank Loans — 8.67%
Netherlands — 0.76%
60,795(a)	Ziggo BV Term Loan B1, 3.50%, 1/15/22(b)	$66,627
39,165(a)	Ziggo BV Term Loan B2, 3.50%, 1/15/22(b)	42,922
110,040(a)	Ziggo BV Term Loan B3, 2.75%, 1/15/22(b)	120,596

		230,145

United States — 7.91%
$ 178,078	Aramark Corp. Term Loan, 3.25%, 2/24/21(b)	177,300
150,000	Charter Communications Operating LLC Term Loan, 3.25%, 1/20/23	149,094
10,000	Charter Communications Operating LLC Term Loan, 3.50%, 7/20/21	9,940
136,579	Hilton Worldwide Holdings, Inc. Term Loan, 3.50%, 10/25/20(b)	136,123
79,068	J Crew Group, Inc., 0.00%, 3/5/21	61,037
252,000	Level 3 Financing, Inc. Term Loan B2, 3.50%, 5/31/22(b)	249,689
255,052	NewPage Corp. Term Loan, 9.50%, 5/30/17(b)	137,409
339,150	PetSmart, Inc. Term Loan B1, 4.25%, 3/10/22(b)	338,268
169,330	Rue21, Inc. Term Loan, 5.63%, 10/10/20(b)	144,848
346,072	SBA Communications Corp. Term Loan B1A, 3.25%, 3/31/21(b)	341,410
310,000	Staples, Inc. Term Loan B, 0.00%, 4/24/21(b)	308,180
180,000	Valeant Pharmaceuticals International, Inc. Series E1 Tranche B Term Loan, 3.75%, 8/5/20(b)	177,120
178,200	Vertellus Specialties, Inc. Term Loan, 10.50%, 10/10/19(b)	154,589

		2,385,007

Total Bank Loans		2,615,152

(Cost $2,767,722)

Corporate Bonds — 78.23%
Australia — 0.45%
130,000	TFS Corp. Ltd., 11.00%, 7/15/18(c)	134,713

Barbados — 0.69%
200,000	Columbus International, Inc., 7.38%, 3/30/21	207,000

Belgium — 1.03%
300,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23(c)	310,500

Canada — 3.04%
182,000	1011778 BC ULC/New Red Finance, Inc., 6.00%, 4/1/22(c)	184,330
500,000(d)	Great Canadian Gaming Corp., 6.63%, 7/25/22(c)	384,039
160,000	Paramount Resources Ltd., 6.88%, 6/30/23(c)	139,200
240,000	Seven Generations Energy Ltd., 6.75%, 5/1/23(c)	210,867

		918,436

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
France — 4.83%
$ 400,000	Albea Beauty Holdings SA, 8.38%, 11/1/19(c)	$419,000
100,000	Ephios Bondco Plc, 5.00%, 7/1/22(c)	112,020
210,000	Ephios Bondco Plc, 6.25%, 7/1/22(c)	232,309
280,000(a)	Numericable Group SA, 5.63%, 5/15/24	309,745
400,000	Numericable Group SA, 6.00%, 5/15/22(c)	384,000

		1,457,074

Germany — 2.44%
150,000(a)	Hypo Real Estate International Trust I, 5.86%, 6/14/49	160,906
410,000(a)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	433,534
150,000	ZF North America Capital, Inc., 4.50%, 4/29/22(c)	141,750

		736,190

Ireland — 1.01%
270,000(a)	Baggot Securities Ltd., 10.24%, 12/29/49	305,094

Italy — 2.30%
630,000(a)	Wind Acquisition Finance SA, 4.00%, 7/15/20	694,286

Jamaica — 1.50%
200,000	Digicel Ltd., 6.00%, 4/15/21	181,000
300,000	Digicel Ltd., 6.75%, 3/1/23(c)	271,500

		452,500

Luxembourg — 2.01%
220,000	Aguila 3 SA, 7.88%, 1/31/18	221,925
397,900	Intelsat Jackson Holdings SA, 6.63%, 12/15/22	310,362
80,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	73,000

		605,287

Mexico — 0.03%
280,000	Urbi Desarrollos Urbanos SAB de CV, 9.75%, 2/3/22(e)	10,500

Netherlands — 5.78%
210,000(a)	LGE HoldCo VI BV, 7.13%, 5/15/24	250,494
260,000	Neptune Finco Corp., 6.63%, 10/15/25(c)	261,300
280,000	Neptune Finco Corp., 10.13%, 1/15/23(c)	283,150
200,000	Neptune Finco Corp., 10.88%, 10/15/25(c)	202,000
290,000(f)	UPC Holding BV, 6.75%, 3/15/23	322,850
100,000(a)	UPCB Finance IV Ltd., 4.00%, 1/15/27	97,214
200,000	UPCB Finance IV Ltd., 5.38%, 1/15/25(c)	184,500
135,000	UPCB Finance V Ltd., 7.25%, 11/15/21(c)	142,087

		1,743,595

48

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
Switzerland — 0.68%
$ 200,000	UBS Group AG, 7.00%, 12/29/49(b)	$204,000

United Kingdom — 6.30%
225,000	CEVA Group Plc, 7.00%, 3/1/21(c)	207,000
370,000	EnQuest Plc, 7.00%, 4/15/22(c)	231,210
100,000(g)	Equiniti Newco 2 Plc, 7.13%, 12/15/18	154,300
110,000(g)	F&C Asset Management Plc, 6.75%, 12/20/26(b)	171,394
371,000	Lloyds Banking Group Plc, 7.50%, 6/27/24(b)	377,570
61,220(g)	Priory Group No. 3 Plc, 7.00%, 2/15/18	94,694
50,000(a)	Rexam Plc, 6.75%, 6/29/67(b)	55,661
140,000(a)	Virgin Media Finance Plc, 4.50%, 1/15/25	142,357
200,000	Virgin Media Secured Finance Plc, 5.50%, 1/15/25(c)	193,750
180,000(g)	Virgin Media Secured Finance Plc, 6.00%, 4/15/21	274,336

		1,902,272

United States — 46.14%
120,000	Acadia Healthcare Co., Inc, 5.63%, 2/15/23(c)	120,600
360,000	ADT Corp. (The), 4.13%, 6/15/23	324,000
70,000	Allegion Plc, 5.88%, 9/15/23	71,575
97,000	Allegion US Holding Co., Inc, 5.75%, 10/1/21	99,425
390,000	Alliance Data Systems Corp., 5.38%, 8/1/22(c)	380,250
240,000	Altice US Finance I Corp., 5.38%, 7/15/23(c)	230,400
215,000	AMC Entertainment, Inc., 5.88%, 2/15/22	216,075
220,000	Amsurg Corp., 5.63%, 7/15/22	219,725
240,000	Apex Tool Group LLC, 7.00%, 2/1/21(c)	196,800
150,000	Audatex North America, Inc., 6.00%, 6/15/21(c)	150,299
150,000	Audatex North America, Inc., 6.13%, 11/1/23(c)	150,750
237,000	BakerCorp International, Inc., 8.25%, 6/1/19	180,120
220,000	Berry Plastics Corp., 5.50%, 5/15/22	213,950
70,000	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp, 6.00%, 10/15/22(c)	70,175
420,000	Blackboard, Inc., 7.75%, 11/15/19(c)	352,800
280,000	Cablevision Systems Corp, 8.63%, 9/15/17	291,900
260,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21(c)	228,963
230,000	CHS/Community Health Systems, Inc., 5.13%, 8/15/18	235,175
150,000	CHS/Community Health Systems, Inc., 7.13%, 7/15/20	156,000
70,000	CommScope, Inc., 4.38%, 6/15/20(c)	69,475
156,000	DaVita HealthCare Partners, Inc., 5.00%, 5/1/25	149,760
200,000	Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 7/15/23(c)	197,500
270,000	Envision Healthcare Corp., 5.13%, 7/1/22(c)	269,325
115,000	EP Energy LLC/Everest Acquisition Finance Inc, 9.38%, 5/1/20	98,900
100,000	Equinix, Inc., 5.75%, 1/1/25	99,250
230,000	ESH Hospitality, Inc., 5.25%, 5/1/25(c)	225,975
250,000	Halcon Resources Corp., 8.63%, 2/1/20(c)	207,813
80,000	HCA, Inc., 5.00%, 3/15/24	80,200
185,000	HCA, Inc., 5.88%, 5/1/23	191,937

49

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
$ 560,000	HD Supply, Inc., 7.50%, 7/15/20	$582,400
300,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	309,750
120,000	Level 3 Communications, Inc., 5.75%, 12/1/22	117,750
210,000	Level 3 Financing, Inc., 7.00%, 6/1/20	217,350
272,683	Live Nation Entertainment, Inc., 5.38%, 6/15/22(c)	267,229
120,000	Live Nation Entertainment, Inc., 7.00%, 9/1/20(c)	125,400
270,000	LTF Merger Sub, Inc., 8.50%, 6/15/23(c)	255,150
80,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23(c)	72,800
192,000	Memorial Resource Development Corp., 5.88%, 7/1/22	174,720
100,000	MGM Resorts International, 5.25%, 3/31/20	98,500
125,000	MGM Resorts International, 6.00%, 3/15/23	121,406
440,000	Momentive Performance Materials, Inc., 3.88%, 10/24/21	338,800
110,000	Momentive Performance Materials, Inc., 4.69%, 4/24/22	77,000
440,000	Momentive Performance Materials, Inc., 8.88%, 10/15/20(e)(h)	0
139,000	Mood Media Corp., 9.25%, 10/15/20(c)	100,080
295,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22(c)	285,781
330,000	Onex York Acquisition Corp., 8.50%, 10/1/22(c)	280,500
290,000	OPE KAG Finance Sub Inc., 7.88%, 7/31/23(c)	294,350
171,000	Overseas Shipholding Group, Inc., 8.13%, 3/30/18(e)	174,420
180,000	Overseas Shipholding Group, Inc., Series N-II, 7.50%, 2/15/21	180,900
348,000	Pinnacle Entertainment, Inc., 7.75%, 4/1/22	381,060
310,000	Rite Aid Corp., 6.13%, 4/1/23(c)	307,675
130,000	SandRidge Energy, Inc., 8.75%, 6/1/20(c)	78,813
100,000	Sealed Air Corp, 4.50%, 9/15/23(c)	113,137
160,000	Sealed Air Corp., 4.88%, 12/1/22(c)	158,200
90,000	Sirius XM Radio Inc, 4.25%, 5/15/20(c)	87,975
158,000	Sirius XM Radio, Inc., 5.88%, 10/1/20(c)	160,765
180,000	Spectrum Brands, Inc., 5.75%, 7/15/25(c)	183,600
270,000	Sunoco L.P./Sunoco Finance Corp, 5.50%, 8/1/20(c)	265,950
220,000	Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23(c)	214,500
150,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, 3/1/24(c)	144,000
340,000	Tenet Healthcare Corp., 5.00%, 3/1/19	328,950
130,000	Tenet Healthcare Corp., 6.75%, 6/15/23	129,027
140,000	Tenet Healthcare Corp., 8.00%, 8/1/20	144,550
220,000	TransDigm, Inc., 5.50%, 10/15/20	209,687
158,000	United Rentals North America, Inc., 7.38%, 5/15/20	165,900
620,000(a)	VRX Escrow Corp., 4.50%, 5/15/23	602,729
257,000(a)	VWR Funding, Inc., 4.63%, 4/15/22	272,815
430,000	Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23(c)	417,100

		13,919,836

Total Corporate Bonds		23,601,283

(Cost $25,070,814)

50

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Shares		Value
Common Stocks — 0.17%
Germany — 0.01%
1,929	Telegate AG	$2,507

Italy — 0.13%
9,304,599	Seat Pagine Gialle SpA*	39,509

United States — 0.03%
13	CEVA Holdings LLC*	8,332

Total Common Stocks		50,348

(Cost $46,901)

Warrants/Rights — 0.03%
Australia — 0.03%
48,100	TFS Corp. Ltd. Warrants, Expire 7/15/18*	8,272

Total Warrants/Rights		8,272

(Cost $0)

Investment Company — 10.77%
3,248,516	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	3,248,516

Total Investment Company		3,248,516

(Cost $3,248,516)

51

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Shares		Value
Preferred Stocks — 0.25%
United States — 0.25%
121	CEVA Holdings LLC, Series A-2*	$77,378

Total Preferred Stocks		77,378

(Cost $103,184)

Total Investments		$29,600,949
(Cost $31,237,137)(i) — 98.12%

Other assets in excess of liabilities — 1.88%		565,693

NET ASSETS — 100.00%		$30,166,642

*	Non-income producing security.
(a)	Principal amount denoted in Euros.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d)	Principal amount denoted in Canadian Dollars.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Principal amount denoted in Swiss Francs.
(g)	Principal amount denoted in British Pounds.
(h)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(i)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

52

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	3,000	USD	3,068	Citibank, N.A.	10/29/15	$ 13
EUR	102,000	USD	114,366	Citibank, N.A.	10/29/15	(341)
USD	9,936	AUD	14,000	Citibank, N.A.	10/29/15	125
USD	379,481	CAD	503,000	Citibank, N.A.	10/29/15	2,618
USD	329,131	CHF	319,000	Citibank, N.A.	10/29/15	1,488
USD	4,593,695	EUR	4,062,000	Citibank, N.A.	10/29/15	52,807
USD	973,873	GBP	633,000	Citibank, N.A.	10/29/15	16,439

Total						$73,149

Credit default swaps as of September 30, 2015:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)			Value
5.00%	CNH Industrial Finance Europe SA	Barclays Bank Plc	6/20/20	Buy	EUR	28		$(2,059)
5.00%	CNH Industrial Finance Europe SA	Citibank, N.A.	6/20/20	Sell	EUR	25 (a	)	1,506
5.00%	CNH Industrial Finance Europe SA	Citibank, N.A.	6/20/20	Sell	EUR	25 (a	)	1,506
5.00%	CNH Industrial Finance Europe SA	JP Morgan Chase Bank, N.A.	6/20/20	Buy	EUR	22		(1,618)
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	24		1,119
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	24		1,119
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	14		653
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	10		466
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	10		466
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	5		233

Total (Premiums received $(4,786))								$3,391

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Abbreviations used are defined below:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

USD - United States Dollar

53

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2015

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Telecom Services	24.18%
Financials	13.61%
Consumer Discretionary	12.49%
Health Care	11.06%
Industrials	7.51%
Consumer Staples	6.78%
Energy	5.38%
Information Technology	2.17%
Materials	1.82%
Utilities	1.03%
Other*	13.97%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, Investment Company, credit default swaps, warrants, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

54

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund

September 30, 2015

Principal Amount		Value

Convertible Bonds — 85.67%

Austria — 0.64%
27,444(a)	IMMOFINANZ AG, 4.25%, 3/8/18	$133,581

China — 5.76%
1,000,000(b)	China Singyes Solar Technologies Holdings Ltd., 5.00%, 8/8/19	133,709
$ 106,000	Ctrip.com International Ltd., 1.00%, 7/1/20(c)	95,612
100,000	Ctrip.com International Ltd., 1.25%, 10/15/18	108,000
154,000	Ctrip.com International Ltd., 1.99%, 7/1/25(c)	135,751
250,000	ENN Energy Holdings Ltd., 4.22%, 2/26/18(d)	263,125
200,000	Qihoo 360 Technology Co. Ltd., 1.75%, 8/15/21	168,000
2,000,000(e)	Shenzhou International Group Holdings Ltd., 0.50%, 6/18/19	303,546

		1,207,743

Cyprus — 0.62%
100,000(a)	Primecity Investment Plc, 4.00%, 11/13/19	129,060

France — 2.34%
7,809(a)	Air France-KLM, 2.03%, 2/15/23	88,925
39,102(a)	Alcatel-Lucent, 4.25%, 7/1/18	177,262
2,600(a)	Faurecia, 3.25%, 1/1/18	83,788
799(a)	Misarte, 3.25%, 1/1/16	141,135

		491,110

Germany — 0.42%
100,000(a)	Air Berlin Finance BV, 6.00%, 3/6/19	89,113

Hong Kong — 4.10%
250,000	Asia View Ltd., 1.50%, 8/8/19	255,625
1,000,000(b)	China Daye Non-Ferrous Metals Mining Ltd., 0.50%, 5/30/18	150,619
220,000	PB Issuer No. 3 Ltd., 1.88%, 10/22/18	208,450
2,000,000(f)	Shine Power International Ltd., 0.50%, 7/28/19(d)	246,127

		860,821

Japan — 8.90%
10,000,000(f)	Asics Corp., 6.78%, 3/1/19(d)	101,280
10,000,000(f)	Chugoku Electric Power Co., Inc. (The), 0.49%, 3/23/18(d)	87,317
10,000,000(f)	Chugoku Electric Power Co., Inc. (The), 0.80%, 3/25/20(d)	89,943
100,000	Gunma Bank Ltd. (The), 0.49%, 10/11/19(d)	109,150
40,000,000(f)	Kawasaki Kisen Kaisha Ltd., 1.40%, 9/26/18(d)	352,770
10,000,000(f)	Resorttrust, Inc., 0.49%, 12/1/21(d)	94,069
10,000,000(f)	SBI Holdings, Inc., 0.62%, 11/2/17(d)	89,151
20,000,000(f)	Takashimaya Co. Ltd., 1.32%, 12/11/20(d)	176,635

55

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
20,000,000(f)	Terumo Corp., 0.35%, 12/6/21(d)	$190,972
10,000,000(f)	Toppan Printing Co. Ltd., 0.49%, 12/19/16(d)	85,942
20,000,000(f)	Toppan Printing Co. Ltd., 1.02%, 12/19/19(d)	180,219
20,000,000(f)	Toray Industries, Inc., 0.47%, 8/31/21(d)	219,981
10,000,000(f)	Yamada Denki Co. Ltd., 2.94%, 6/28/19(d)	90,401

		1,867,830

Malaysia — 2.81%
$ 400,000	Cahaya Capital Ltd., 0.26%, 9/18/21(d)	364,000
300,000(g)	Indah Capital Ltd., 0.31%, 10/24/18(d)	225,572

		589,572

Mexico — 2.51%
511,000	Cemex SAB de CV, 3.75%, 3/15/18	526,330

Netherlands — 2.30%
220,000	NXP Semiconductor NV, 1.00%, 12/1/19(c)	237,875
100,000(a)	OCI NV, 3.88%, 9/25/18	126,546
100,000(a)	Vastned Retail NV, 1.88%, 4/10/19	117,607

		482,028

Norway — 3.91%
200,000	Golden Ocean Group Ltd., 3.07%, 1/30/19	159,174
300,000(a)	Marine Harvest ASA, 0.88%, 5/6/19	404,361
150,000	Ship Finance International Ltd., 3.25%, 2/1/18	156,563
100,000	Ship Finance International Ltd., 3.75%, 2/10/16	101,125

		821,223

Philippines — 1.01%
200,000	AYC Finance Ltd., 0.50%, 5/2/19	212,250

Singapore — 2.14%
100,000	Olam International Ltd., 6.00%, 10/15/16	100,950
500,000(f)	Suntec Real Estate Investment Trust, 1.40%, 3/18/18	347,844

		448,794

South Africa — 1.57%
200,000(a)	Steinhoff Finance Holding GmbH, 4.00%, 1/30/21	329,355

Switzerland — 1.15%
70,000(f)	BKW AG, 0.13%, 9/30/20	75,056

56

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
155,000(f)	Schindler Holding AG, 0.38%, 6/5/17	$165,799

		240,855

Taiwan — 2.84%
$ 200,000	Advanced Semiconductor Engineering, Inc., 0.00%, 9/5/18(d)	233,000
250,000	Siliconware Precision Industries Co. Ltd., 1.00%, 10/31/19(d)	257,813
100,000	Zhen Ding Technology Holding Ltd., 0.07%, 6/26/19(d)	104,500

		595,313

United Arab Emirates — 0.96%
200,000	National Bank of Abu Dhabi PJSC, 1.00%, 3/12/18	201,000

United Kingdom — 1.48%
100,000(h)	Helical Bar Jersey Ltd., 4.00%, 6/17/19	155,586
100,000(h)	St. Modwen Properties Securities Jersey Ltd., 2.88%, 3/6/19	154,602

		310,188

United States — 40.21%
310,000	Akamai Technologies, Inc., 0.25%, 2/15/19(d)	324,725
150,000	Ares Capital Corp., 4.38%, 1/15/19	153,750
26,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	33,589
77,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	103,469
268,000	Cardtronics, Inc., 1.00%, 12/1/20	248,235
150,000	Cepheid, Inc., 1.25%, 2/1/21	152,250
413,000	Citrix Systems, Inc., 0.50%, 4/15/19	435,457
100,000	Cobalt International Energy Inc, 3.13%, 5/15/24	63,000
134,000	Euronet Worldwide, Inc., 1.50%, 10/1/44(c)	163,899
102,000	FireEye, Inc., 1.00%, 6/1/35(c)	91,991
100,000	FireEye, Inc., 1.63%, 6/1/35(c)	88,437
77,000	Huron Consulting Group Inc., 1.25%, 10/1/19	80,224
25,000	Illumina, Inc., 0.25%, 3/15/16	52,422
169,000	Intel Corp., 3.25%, 8/1/39	254,979
100,000	Jarden Corp, 1.50%, 6/15/19	134,187
155,000	Jarden Corp., 1.13%, 3/15/34	177,281
140,000	JDS Uniphase Corp., 0.63%, 8/15/33	130,637
150,000	LAM Research Corp., 0.50%, 5/15/16	169,594
175,000	Liberty Interactive LLC, 3.50%, 1/15/31	90,344
180,000	Liberty Media Corp., 1.38%, 10/15/23	170,213
285,000	LinkedIn Corp., 0.50%, 11/1/19(c)	280,547
129,000	Medidata Solutions, Inc., 1.00%, 8/1/18	136,014
422,000	Microchip Technology, Inc., 1.63%, 2/15/25(c)	403,801
330,000	NVIDIA Corp., 1.00%, 12/1/18	434,156
72,000	ON Semiconductor Corp., 1.00%, 12/1/20(c)	67,005
63,000	Pattern Energy Group Inc., 4.00%, 7/15/20(c)	57,291

57

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2015

Principal Amount		Value
$337,000	Priceline Group, Inc. (The), 0.90%, 9/15/21(c)	$331,313
130,000	Priceline Group, Inc. (The), 1.00%, 3/15/18	182,731
40,000	Proofpoint Inc., 1.25%, 12/15/18	65,375
200,000	QIAGEN NV, 0.38%, 3/19/19	216,250
165,000	Restoration Hardware Holdings, Inc., 0.30%, 6/15/19(c)(d)	163,556
326,000	Salesforce.com, Inc., 0.25%, 4/1/18	399,350
365,000	SanDisk Corp., 0.50%, 10/15/20	353,366
145,000	SanDisk Corp., 1.50%, 8/15/17	179,981
350,000	ServiceNow, Inc., 1.92%, 11/1/18(d)	393,969
103,000	SolarCity Corp., 1.63%, 11/1/19(c)	80,276
110,000	Starwood Property Trust, Inc., 4.55%, 3/1/18	111,925
184,000	SunEdison, Inc., 0.25%, 1/15/20(c)	104,765
288,000	SunEdison, Inc., 2.38%, 4/15/22(c)	163,980
71,000	Synchronoss Technologies Inc, 0.75%, 8/15/19	71,621
42,000	TESARO, Inc., 3.00%, 10/1/21	58,301
130,000	Tesla Motors, Inc., 0.25%, 3/1/19	125,450
350,000	Tesla Motors, Inc., 1.25%, 3/1/21	329,437
346,000	Whiting Petroleum Corp., 1.25%, 4/1/20(c)	281,774
336,000	Yahoo!, Inc., 0.35%, 12/1/18(d)	325,081

		8,435,998

Total Convertible Bonds		17,972,164

(Cost $18,724,859)

Shares
Common Stocks — 0.64%
France — 0.34%
584	Eurazeo SA	38,828
126	Unibail-Rodamco SE	32,565

		71,393

Germany — 0.30%
1,859	Evonik Industries AG	62,141

Total Common Stocks		133,534

(Cost $145,806)

Convertible Preferred Stocks — 0.78%
United States — 0.78%
84	Allergan Plc, 5.50%, 3/1/18	79,013
867	American Tower Corp., 5.50%, 2/15/18	84,858

Total Convertible Preferred Stocks		163,871

(Cost $171,995)

58

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2015

Contracts		Value
Call Options Purchased — 0.23%
8	Adidas AG, Strike Price EUR 68.00, Expires 12/16/16	$8,448
10	Airbus Group SE, Strike Price EUR 76.00, Expires 12/15/17	2,335
1,011	Koninklijke KPN NV, Strike Price EUR 4.00, Expires 12/15/17	35,021
32	Siemens AG, Strike Price EUR 100.00, Expires 6/17/16	2,324

Total Call Options Purchased		48,128

(Cost $83,542)

Shares
Investment Company — 11.24%
2,358,883	JPMorgan 100% US Treasury Securities Money Fund, Capital Shares	2,358,883

Total Investment Company		2,358,883

(Cost $2,358,883)

Total Investments		$20,676,580
(Cost $21,485,085)(i) — 98.56%

Other assets in excess of liabilities — 1.44%		302,557

NET ASSETS — 100.00%		$20,979,137

(a)	Principal amount denoted in Euros.
(b)	Principal amount denoted in Chinese Yuans.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d)	Zero coupon bond. The rate represents the yield at time of purchase.
(e)	Principal amount denoted in Hong Kong Dollars.
(f)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(g)	Principal amount denoted in Singapore Dollars.
(h)	Principal amount denoted in British Pounds.
(i)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

59

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2015

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	233,226	CHF	226,000	Citibank, N.A.	10/29/15	$1,102
USD	2,063,388	EUR	1,825,000	Citibank, N.A.	10/29/15	23,230
USD	56,271	EUR	50,000	Citibank, N.A.	10/29/15	376
USD	495,022	GBP	321,500	Citibank, N.A.	10/29/15	8,742
USD	552,628	HKD	4,283,000	Citibank, N.A.	10/29/15	(2)
USD	1,808,520	JPY	216,542,100	Citibank, N.A.	10/29/15	2,831
USD	590,281	SGD	829,000	Citibank, N.A.	10/29/15	8,334

Total						$44,613

Abbreviations used are defined below:

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

SGD - Singapore Dollar

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Information Technology	21.56%
Financials	14.15%
Consumer Discretionary	12.35%
Telecom Services	10.95%
Industrials	9.07%
Consumer Staples	7.32%
Energy	3.44%
Utilities	3.27%
Materials	1.62%
Health Care	3.32%
Other*	12.95%

100.00%

*	Includes cash, options, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

60

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund

September 30, 2015

Principal Amount		Value
Corporate Bonds — 42.35%
Austria — 0.30%
1,400,000(a)	Uniqa Insurance Group AG, 6.00%, 7/27/46(b)	$1,554,669

Canada — 0.35%
$ 2,810,000	Teck Resources Ltd., 4.75%, 1/15/22	1,805,425

Denmark — 3.46%
35,587,500(c)	BRFkredit A/S, 2.00%, 10/1/15	5,329,584
64,800,000(c)	Nykredit Realkredit A/S, 2.00%, 10/1/15	9,704,449
1,650,000(a)	TDC A/S, 1.75%, 2/27/27	1,612,339
1,520,000(a)	TDC A/S, 3.50%, 2/26/21(b)	1,528,611

		18,174,983

Finland — 0.33%
988,000	Nokia OYJ, 5.38%, 5/15/19	1,040,364
631,000	Nokia OYJ, 6.63%, 5/15/39	678,641

		1,719,005

France — 3.18%
1,900,000(a)	Credit Agricole Assurances SA, 4.25%, 1/29/49(b)	1,953,225
1,100,000(a)	Electricite de France SA, 4.13%, 1/29/49(b)	1,199,487
3,500,000(a)	Electricite de France SA, 5.00%, 1/22/26(b)	3,883,544
3,400,000(a)	Groupama SA, 6.38%, 5/28/24(b)	3,619,251
1,504,000(a)	Orange SA, 4.00%, 10/29/49(b)	1,640,849
2,356,000(a)	Orange SA, 5.00%, 10/29/49(b)	2,579,956
700,000(a)	Sogecap SA, 4.13%, 12/29/49(b)	716,715
1,087,000(a)	Total SA, 2.25%, 12/29/49(b)	1,116,691

		16,709,718

Germany — 1.45%
3,990,000(a)	Bayer AG, 2.38%, 4/2/75(b)	4,036,992
900,000(a)	Bertelsmann SE & Co. KGaA, 3.00%, 4/23/75(b)	900,070
400,000(a)	Bertelsmann SE & Co. KGaA, 3.50%, 4/23/75(b)	377,683
2,300,000(a)	ZF North America Capital, Inc., 2.75%, 4/27/23	2,322,668

		7,637,413

Ireland — 1.77%
3,381,000(a)	Baggot Securities Ltd., 10.24%, 12/29/49	3,820,451
3,739,000(a)	Bank of Ireland, 7.38%, 12/29/49(b)	4,204,093

1,100,000(a)	LCH Clearnet SA Via Freshwater Finance Plc, 6.58%, 5/29/49(b)	1,269,094

		9,293,638

Italy — 2.40%
4,084,000(a)	Enel SpA, 5.00%, 1/15/75(b)	4,669,358

61

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Principal Amount		Value
1,301,000(a)	Enel SpA, 6.50%, 1/10/74(b)	$1,544,023
1,602,000(a)	Generali Finance BV, 4.60%, 11/30/49(b)	1,651,353
$ 2,300,000	Intesa Sanpaolo SpA, 7.70%, 12/29/49(b)(d)	2,231,000
2,491,000(a)	Unipol Gruppo Finanziario SpA, 3.00%, 3/18/25	2,529,050

		12,624,784

Netherlands — 0.94%
4,421,000(a)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 5.50%, 1/22/49(b)	4,915,351

Portugal — 0.66%
3,110,000(a)	EDP Finance BV, 2.63%, 1/18/22	3,484,274

Spain — 2.60%
5,000,000(a)	Banco Bilbao Vizcaya Argentaria SA, 6.75%, 12/29/49(b)	5,363,548
1,000,000(a)	Cellnex Telecom SAU, 3.13%, 7/27/22	1,051,758
2,200,000(a)	Telefonica Europe BV, 4.20%, 12/29/49(b)	2,396,835
900,000(a)	Telefonica Europe BV, 5.00%, 3/31/20(b)	998,123
2,500,000(a)	Telefonica Europe BV, 5.88%, 3/31/24(b)	2,786,531
900,000(a)	Telefonica Europe BV, 6.50%, 9/29/49(b)	1,055,949

		13,652,744

Switzerland — 4.21%
4,650,000(a)	Credit Suisse AG/London, 0.28%, 7/22/16(b)	5,200,717
4,809,000	UBS AG, 4.75%, 5/22/23(b)	4,814,771
3,656,000(a)	UBS AG, 4.75%, 2/12/26(b)	4,289,497
4,296,000	UBS AG, 5.13%, 5/15/24	4,231,560
3,526,000	UBS Group AG, 7.00%, 12/29/49(b)	3,596,520

		22,133,065

United Kingdom — 7.94%
1,600,000(e)	AA Bond Co. Ltd., 3.78%, 7/31/19	2,475,347
500,000(e)	AA Bond Co. Ltd., 4.25%, 7/31/20	784,207
1,500,000(e)	AA Bond Co. Ltd., 4.72%, 7/31/18	2,382,188
2,071,000(e)	AA Bond Co. Ltd., 5.50%, 7/31/22	2,960,586
1,500,000(e)	AA Bond Co. Ltd., 6.27%, 7/31/25	2,702,480
3,023,000(a)	Barclays Plc, 8.00%, 12/15/49(b)	3,572,148
650,000(e)	CPUK Finance Ltd., 7.00%, 8/28/20(d)	983,284
900,000(e)	CPUK Finance Ltd., 7.24%, 2/28/24	1,716,202
3,008,000(e)	LBG Capital No. 2 Plc, 15.00%, 12/21/19	6,393,223
2,095,000(a)	LBG Capital No. 2 Plc, 15.00%, 12/21/19	3,441,219
2,450,000	Royal Bank of Scotland Group Plc, 7.50%, 12/29/49(b)	2,446,325
2,920,000	Royal Bank of Scotland Group Plc, 8.00%, 12/29/49(b)	2,941,900
1,800,000(a)	Sky Plc, 1.50%, 9/15/21	1,974,598
1,100,000(a)	Sky Plc, 1.88%, 11/24/23	1,191,397
2,805,000(a)	Sky Plc, 2.50%, 9/15/26	3,087,640

62

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Principal Amount		Value
1,780,000(e)	Whitbread Group Plc, 3.38%, 10/16/25	$2,684,005

		41,736,749

United States — 12.76%
$ 2,786,000	Atwood Oceanics, Inc., 6.50%, 2/1/20	2,235,765
2,040,000	Biogen Inc., 3.63%, 9/15/22	2,056,075
2,120,000	Biogen Inc., 4.05%, 9/15/25	2,141,588
691,000	Biogen Inc., 5.20%, 9/15/45	697,252
3,090,000	CCO Safari II LLC, 4.46%, 7/23/22(d)	3,091,632
2,460,000	CCO Safari II LLC, 4.91%, 7/23/25(d)	2,448,199
730,000	CCO Safari II LLC, 6.38%, 10/23/35(d)	738,575
1,680,000	CCO Safari II LLC, 6.48%, 10/23/45(d)	1,694,868
870,000	CCO Safari II LLC, 6.83%, 10/23/55(d)	867,439
7,000,000	Citigroup Inc., 1.18%, 7/30/18(b)	6,995,947
454,000	Continental Resources, Inc., 3.80%, 6/1/24	368,236
2,610,000	Continental Resources, Inc., 4.50%, 4/15/23	2,266,461
2,843,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.00%, 8/15/40	2,923,949
1,835,000	Energy Transfer Equity L.P., 5.50%, 6/1/27	1,523,050
4,550,000	General Motors Co., 6.25%, 10/2/43	4,839,730
2,081,000	Gilead Sciences, Inc., 3.65%, 3/1/26	2,090,687
350,000	Gilead Sciences, Inc., 4.60%, 9/1/35	350,301
1,750,000	Gilead Sciences, Inc., 4.75%, 3/1/46	1,758,071
880,000(a)	International Game Technology Plc, 4.13%, 2/15/20	958,243
1,343,000(a)	International Game Technology Plc, 4.75%, 2/15/23	1,388,125
1,490,000(a)	Kinder Morgan, Inc., 1.50%, 3/16/22	1,441,517
900,000(a)	Kinder Morgan, Inc., 2.25%, 3/16/27	794,677
719,000	Kinder Morgan, Inc., 5.30%, 12/1/34	612,527
6,411,000	KLA-Tencor Corp., 4.65%, 11/1/24	6,406,397
1,280,000(a)	MPT Operating Partnership L.P./MPT Finance Corp. REIT, 4.00%, 8/19/22	1,444,582
2,237,000	Noble Holding International Ltd., 4.63%, 3/1/21	1,700,120
1,860,000	ONEOK, Inc., 7.50%, 9/1/23	1,791,403
1,931,000(a)	Priceline Group, Inc. (The), 1.80%, 3/3/27	1,865,276
1,397,000	Seagate HDD Cayman, 4.75%, 1/1/25	1,343,603
3,500,000	Seagate HDD Cayman, 4.88%, 6/1/27(d)	3,296,890
513,000	Select Income REIT, 4.50%, 2/1/25	493,395

63

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Principal Amount		Value
838,000(a)	Walgreens Boots Alliance, Inc., 2.13%, 11/20/26	$889,584
$ 2,090,000	WPX Energy Inc., 7.50%, 8/1/20	1,912,350
1,800,000	WPX Energy Inc., 8.25%, 8/1/23	1,633,500

		67,060,014

Total Corporate Bonds		222,501,832

(Cost $236,696,388)

Foreign Government Bonds — 33.97%
Bulgaria — 2.22%
2,300,000(a)	Bulgaria Government International Bond, 2.00%, 3/26/22	2,531,483
1,900,000(a)	Bulgaria Government International Bond, 2.63%, 3/26/27	2,006,302
5,050,000(a)	Bulgaria Government International Bond, 2.95%, 9/3/24	5,678,309
1,450,000(a)	Bulgaria Government International Bond, 3.13%, 3/26/35	1,421,759

		11,637,853

Chile — 0.89%
769,000(a)	Chile Government International Bond, 1.63%, 1/30/25	830,111
3,686,000(a)	Chile Government International Bond, 1.88%, 5/27/30	3,819,875

		4,649,986

Croatia (Hrvatska) — 1.08%
2,400,000(a)	Croatia Government International Bond, 3.00%, 3/11/25	2,427,005
2,900,000(a)	Croatia Government International Bond, 3.88%, 5/30/22	3,250,082

		5,677,087

Cyprus — 3.24%
11,441,000(a)	Cyprus Government International Bond, 4.63%, 2/3/20(d)	13,489,130
3,010,000(a)	Cyprus Government International Bond, 4.75%, 6/25/19	3,558,290

		17,047,420

Germany — 2.48%
7,085,000(a)	Bundesrepublik Deutschland, 0.50%, 2/15/25	7,892,041
1,747,912(a)	Bundesrepublik Deutschland, 2.50%, 7/4/44	2,521,233
1,800,000(a)	Bundesrepublik Deutschland, 2.50%, 8/15/46	2,605,297

		13,018,571

Iceland — 4.04%
3,333,000(a)	Iceland Government International Bond, 2.50%, 7/15/20	3,872,750
7,842,000	Iceland Government International Bond, 5.88%, 5/11/22	8,930,830
650,000	Iceland Government International Bond, 5.88%, 5/11/22(d)	739,375
426,576,555(c)	Iceland Rikisbref, 6.50%, 1/24/31	3,608,826
443,776,111(c)	Iceland Rikisbref, 8.00%, 6/12/25	4,063,892

		21,215,673

64

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Principal Amount		Value
Indonesia — 0.71%
3,509,000(a)	Indonesia Government International Bond, 2.88%, 7/8/21	$3,754,336

Israel — 0.71%
3,053,000(a)	Israel Government International Bond, 2.88%, 1/29/24	3,752,584

Latvia — 2.12%
$ 4,746,000	Republic of Latvia, 2.75%, 1/12/20	4,805,325
5,600,000	Republic of Latvia, 5.25%, 6/16/21	6,349,280

		11,154,605

Mexico — 2.57%
3,760,000(a)	Mexico Government International Bond, 1.63%, 3/6/24	3,907,345
8,180,000(a)	Mexico Government International Bond, 3.00%, 3/6/45	7,516,820
2,276,000(a)	Mexico Government International Bond, 4.00%, 3/15/2115	2,098,471

		13,522,636

Morocco — 0.26%
1,204,000(a)	Morocco Government International Bond, 3.50%, 6/19/24	1,353,078

Slovenia — 6.71%
16,300,000	Slovenia Government International Bond, 4.13%, 2/18/19	17,196,500
3,221,000	Slovenia Government International Bond, 4.75%, 5/10/18	3,430,365
9,250,000	Slovenia Government International Bond, 5.50%, 10/26/22	10,387,787
3,700,000	Slovenia Government International Bond, 5.85%, 5/10/23	4,227,250

		35,241,902

Spain — 6.94%
938,000(a)	Autonomous Community of Catalonia, 0.06%, 7/13/16(b)	1,024,229
5,439,000(a)	Autonomous Community of Catalonia, 4.95%, 2/11/20	6,517,294
6,602,000(a)	Spain Government Bond, 1.60%, 4/30/25(d)	7,235,325
12,214,000(a)	Spain Government Bond, 2.15%, 10/31/25(d)	13,970,360
5,530,000(a)	Spain Government Bond, 4.65%, 7/30/25(d)	7,712,636

		36,459,844

Total Foreign Government Bonds		178,485,575

(Cost $182,984,661)

U.S. Treasury Obligations — 2.34%
U.S. Treasury Notes — 2.34%
7,270,000	2.88%, 8/15/45	7,266,401
3,820,000	4.50%, 2/15/36	5,008,876

Total U.S. Treasury Obligations		12,275,277

(Cost $11,927,398)

65

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Shares	Value
Investment Company — 5.11%
26,877,740 JPMorgan 100% US Treasury Securities Money Fund, Capital Shares	$26,877,740

Total Investment Company	26,877,740

(Cost $26,877,740)

Contracts
Call Options Purchased — 0.00%
2,068 Euro STOXX 50 Index, Strike Price EUR 3,500.00, Expires 10/16/15	9,243

Total Call Options Purchased	9,243

(Cost $261,243)

Total Investments	$440,149,667
(Cost 458,747,430)(f) — 83.77%

Other assets in excess of liabilities — 16.23%	85,263,497

NET ASSETS — 100.00%	$525,413,164

(a)	Principal amount denoted in Euros.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015.
(c)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(e)	Principal amount denoted in British Pounds.
(f)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

66

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	8,982,987	DKK	66,406,729	Citibank N.A.	10/1/15	$92,490
EUR	4,911,242	DKK	36,387,389	Citibank N.A.	10/1/15	38,430
MYR	1,288,691	USD	297,276	Citibank N.A.	10/13/15	(4,084)
MYR	2,577,392	USD	594,554	Citibank N.A.	10/13/15	(8,168)
USD	830,137	MYR	3,616,454	Citibank N.A.	10/13/15	7,352
USD	56,967	MYR	249,629	Citibank N.A.	10/13/15	174
MYR	3,880,352	USD	891,830	Citibank N.A.	10/15/15	(9,098)
MYR	7,876,075	USD	1,825,278	Citibank N.A.	10/15/15	(33,568)
MYR	12,913,691	USD	2,972,765	Citibank N.A.	10/15/15	(35,060)
USD	5,629,876	MYR	24,670,118	Citibank N.A.	10/15/15	17,730
EUR	34,780,000	USD	39,003,143	Citibank N.A.	10/29/15	(122,760)
USD	317,231,601	EUR	280,000,000	Citibank N.A.	10/29/15	4,221,038
USD	32,923,346	GBP	21,330,000	Citibank N.A.	10/29/15	661,000
CNY	22,610,000	USD	3,553,400	Citibank N.A.	10/30/15	(12,011)
EUR	5,307,688	HUF	1,671,789,070	Barclays Bank Plc	10/30/15	(23,150)
HUF	1,671,789,070	EUR	5,300,000	Barclays Bank Plc	10/30/15	31,744
JPY	2,144,348,400	USD	17,967,929	Barclays Bank Plc	10/30/15	(86,535)
USD	17,900,000	JPY	2,144,348,400	Barclays Bank Plc	10/30/15	18,606
USD	5,520,548	CNY	35,654,459	Citibank N.A.	10/30/15	(63,986)
USD	12,739,726	CNY	82,273,151	Citibank N.A.	10/30/15	(146,663)
USD	12,739,726	CNY	82,285,890	Citibank N.A.	10/30/15	(148,658)
MYR	25,427,200	USD	5,800,000	Citibank N.A.	11/13/15	(22,622)
MYR	12,750,685	USD	2,981,222	Citibank N.A.	11/13/15	(84,107)
MYR	12,750,684	USD	2,984,711	Citibank N.A.	11/13/15	(87,596)
USD	2,852,011	MYR	12,794,122	Citibank N.A.	11/13/15	(54,973)
USD	8,608,478	MYR	38,134,447	Citibank N.A.	11/13/15	(56,145)

Total						$4,089,380

67

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Financial futures contracts as of September 30, 2015:

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Five Year U.S. Treasury Bonds	62	December, 2015	$34,148	USD	7,437,820	Credit Suisse Securities (USA) LLC
Five Year Euro-Bobl	38	December, 2015	9,700	EUR	4,894,070	Credit Suisse Securities (USA) LLC
Ten Year Euro-Bonds	25	December, 2015	257	EUR	3,904,520	Credit Suisse Securities (USA) LLC

Total			$44,105

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
90-Day Euro Dollar	589	December, 2016	$(834,987)	EUR	145,023,500	Credit Suisse Securities (USA) LLC
Ten Year U.S. Treasury Bonds	6	December, 2015	(7,875)	USD	764,531	Credit Suisse Securities (USA) LLC
Ten Year British Bonds	53	December, 2015	(76,306)	GBP	6,259,805	Credit Suisse Securities (USA) LLC
Ten Year Euro-BTP	103	December, 2015	(377,687)	EUR	13,699,515	Credit Suisse Securities (USA) LLC
Thirty Year Euro-Bonds	18	December, 2015	(93,831)	EUR	2,719,260	Credit Suisse Securities (USA) LLC
Thirty Year U.S. Treasury Bonds	56	December, 2015	(85,426)	USD	8,897,325	Credit Suisse Securities (USA) LLC
Twenty Year U.S. Treasury Bonds	28	December, 2015	(42,449)	USD	4,363,176	Credit Suisse Securities (USA) LLC
Two Year U.S. Treasury Bonds	19	December, 2015	(2,375)	USD	4,159,219	Credit Suisse Securities (USA) LLC

Total			$(1,520,936)

Interest rate swaps as of September 30, 2015:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.43%	EUR-EURIBOR Reuters	JPMorgan Chase Bank, N.A.	12/10/20	EUR	31,750(a)	$(91,581)
0.99%	EUR-EURIBOR Reuters	JPMorgan Chase Bank, N.A.	11/25/25	EUR	8,380(a)	(8,682)
1.12%	EUR-EURIBOR Reuters	JPMorgan Chase Bank, N.A.	12/7/25	EUR	5,890(a)	(83,701)
1.05%	EUR-EURIBOR Reuters	JPMorgan Chase Bank, N.A.	12/10/25	EUR	33,350(a)	(214,909)
1.72%	EUR-EURIBOR Reuters	JPMorgan Chase Bank, N.A.	7/13/65	EUR	2,110(a)	(155,794)
1.67%	USD-BBA LIBOR	JPMorgan Chase Bank, N.A.	11/27/20	USD	26,540(a)	(296,757)
1.80%	USD-BBA LIBOR	JPMorgan Chase Bank, N.A.	8/31/22	USD	51,000(a)	(243,545)
2.21%	USD-BBA LIBOR	JPMorgan Chase Bank, N.A.	11/30/25	USD	17,090(a)	(292,123)
2.09%	USD-BBA LIBOR	JPMorgan Chase Bank, N.A.	1/4/26	USD	64,945(b)	240,225
2.09%	USD-BBA LIBOR	JPMorgan Chase Bank, N.A.	1/4/26	USD	32,475(b)	120,122

Total						$(1,026,745)

(a)	The Fund pays the fixed rate on these swaps.
(b)	The Counterparty pays the fixed rate on these swaps.

68

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Credit default swaps as of September 30, 2015:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)			Value
1.00%	Anadarko Petroleum Corp.	BNP Paribas SA	9/20/20	Buy	USD	1,906		$79,601
1.00%	Anadarko Petroleum Corp.	BNP Paribas SA	9/20/20	Buy	USD	1,244		51,950
1.00%	Anadarko Petroleum Corp.	BNP Paribas SA	12/20/20	Buy	USD	632		30,324
1.00%	Anglo American Capital Plc	BNP Paribas SA	12/20/20	Buy	EUR	1,344		256,390
1.00%	Baker Hughes, Inc.	Deutsche Bank AG	9/20/19	Buy	USD	3,227		(97,102)
1.00%	Barclays Bank Plc	JPMorgan Chase Bank, N.A.	6/20/20	Sell	EUR	676 (a	)	(21,951)
5.00%	Best Buy Co., Inc.	Morgan Stanley & Co.	6/20/19	Sell	USD	1,123(a	)	149,066
5.00%	Best Buy Co., Inc.	JPMorgan Chase Bank, N.A.	6/20/19	Buy	USD	1,113		(155,681)
5.00%	Best Buy Co., Inc.	BNP Paribas SA	6/20/19	Buy	USD	10		(1,397)
5.00%	Best Buy Co., Inc.	Morgan Stanley & Co.	3/20/20	Sell	USD	427 (a	)	59,777
5.00%	Best Buy Co., Inc.	JPMorgan Chase Bank, N.A.	3/20/20	Buy	USD	427		(62,924)
1.00%	BorgWarner, Inc.	Morgan Stanley & Co.	9/20/20	Buy	USD	4,766		70,641
1.00%	Boston Scientific Corp.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	4,500		(71,987)
1.00%	Cardinal Health, Inc.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	3,720		(142,878)
1.00%	Casino Guichard Perrachon SA	BNP Paribas SA	9/20/20	Sell	EUR	923 (a	)	(82,863)
1.00%	Casino Guichard Perrachon SA	BNP Paribas SA	12/20/20	Sell	EUR	1,577 (a	)	(153,263)
5.00%	CDX.NA.HY, Series 24	JPMorgan Chase Bank, N.A.	6/20/20	Sell	USD	2,275 (a	)	70,362
1.00%	CDX.NA.IG.Series 25	Citibank, N.A.	12/20/20	Sell	USD	580 (a	)	2,144
1.00%	Dell Corp.	Barclays Bank Plc	9/20/20	Sell	USD	1,003 (a	)	(104,956)
1.00%	Dell Corp.	Barclays Bank Plc	9/20/20	Sell	USD	576 (a	)	(60,272)
1.00%	Dell Corp.	BNP Paribas SA	9/20/20	Sell	USD	562 (a	)	(58,809)
1.00%	Dell Corp.	BNP Paribas SA	9/20/20	Sell	USD	329 (a	)	(34,427)
1.00%	Diageo Plc	Citibank, N.A.	12/20/20	Buy	EUR	2,653		(66,833)
1.00%	Diamond Offshore Drilling, Inc.	Citibank, N.A.	9/20/20	Sell	USD	1,100 (a	)	(206,685)
1.00%	Diamond Offshore Drilling, Inc.	Morgan Stanley & Co.	9/20/20	Sell	USD	952 (a	)	(178,876)
1.00%	Dover Corp.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	1,200		(21,933)
5.00%	EDP - Energias de Portugal SA	BNP Paribas SA	12/20/20	Sell	EUR	1,774 (a	)	368,888
1.00%	Hess Corp.	Morgan Stanley & Co.	6/20/20	Buy	USD	1,604		81,425
1.00%	Hess Corp.	JPMorgan Chase Bank, N.A.	6/20/20	Buy	USD	1,506		76,450
1.00%	Ingersoll-Rand Co.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	3,813		(122,562)
5.00%	International Lease Finance Corp.	Deutsche Bank AG	6/20/19	Sell	USD	181 (a	)	19,594
5.00%	International Lease Finance Corp.	JPMorgan Chase Bank, N.A.	6/20/19	Sell	USD	177 (a	)	19,185
1.00%	iTraxx Asia Ex Japan, Series 24	Citibank, N.A.	12/20/20	Buy	USD	18,000		503,447
5.00%	iTraxx Crossover, Series 24	JPMorgan Chase Bank, N.A.	12/20/20	Buy	EUR	19,800		(1,311,488)
5.00%	iTraxx Crossover, Series 24	JPMorgan Chase Bank, N.A.	12/20/20	Buy	EUR	10,140		(671,641)

69

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)			Value
1.00%	Mattel, Inc.	Citibank, N.A.	12/20/20	Buy	USD	3,018		$126,152
1.00%	Newell Rubbermaid, Inc.	Citibank, N.A.	12/20/20	Buy	USD	3,252		(90,498)
1.00%	Newell Rubbermaid, Inc.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	493		(13,719)
1.00%	Nordstrom, Inc.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	4,766		(116,076)
1.00%	Packaging Corp. of America	Morgan Stanley & Co.	12/20/20	Buy	USD	3,437		11,530
1.00%	Quest Diagnostics, Inc.	Morgan Stanley & Co.	12/20/20	Buy	USD	4,035		(20,082)
1.00%	Quest Diagnostics, Inc.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	940		(4,678)
1.00%	Repsol SA	Citibank, N.A.	12/20/20	Buy	EUR	2,185		130,835
1.00%	Repsol SA	BNP Paribas SA	12/20/20	Buy	EUR	99		5,928
1.00%	Royal Bank of Scotland Plc (The)	Citibank, N.A.	6/20/20	Sell	EUR	4,700 (a	)	(210,658)
1.00%	Stanley Black & Decker, Inc.	Morgan Stanley & Co.	12/20/20	Buy	USD	4,730		(65,290)
1.00%	Statoil ASA	Citibank, N.A.	12/20/20	Buy	EUR	2,775		(58,296)
1.00%	Tesco Plc	Barclays Bank Plc	9/20/20	Sell	EUR	1,814 (a	)	(160,272)
1.00%	Tesco Plc	Barclays Bank Plc	9/20/20	Sell	EUR	743 (a	)	(65,646)
1.00%	Tesco Plc	Barclays Bank Plc	9/20/20	Sell	EUR	727 (a	)	(69,963)
1.00%	Tesco Plc	Morgan Stanley & Co.	9/20/20	Sell	EUR	693 (a	)	(61,228)
1.00%	Tesco Plc	Barclays Bank Plc	9/20/20	Sell	EUR	242 (a	)	(21,381)
1.00%	Tesco Plc	Barclays Bank Plc	9/20/20	Sell	EUR	230 (a	)	(20,321)
1.00%	Tesco Plc	Barclays Bank Plc	9/20/20	Sell	EUR	230 (a	)	(20,321)
1.00%	Tesco Plc	Barclays Bank Plc	12/20/20	Sell	EUR	230 (a	)	(22,148)
1.00%	Tyco International Finance SA	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	1,700		(41,751)
1.00%	Vale Overseas Ltd.	BNP Paribas SA	3/20/20	Buy	USD	1,000		176,593
1.00%	Viacom, Inc.	Morgan Stanley & Co.	9/20/20	Sell	USD	144 (a	)	(5,019)
1.00%	Volkswagen Group	Citibank, N.A.	12/20/20	Sell	EUR	791 (a	)	(72,323)
1.00%	Volkswagen Group	Barclays Bank Plc	12/20/20	Sell	EUR	710 (a	)	(64,918)
1.00%	Volkswagen Group	JPMorgan Chase Bank, N.A.	12/20/20	Sell	EUR	294 (a	)	(26,881)
1.00%	Volkswagen Group	Citibank, N.A.	12/20/20	Sell	EUR	273 (a	)	(24,961)
1.00%	Volkswagen Group	BNP Paribas SA	12/20/20	Sell	EUR	149 (a	)	(13,624)
1.00%	Volkswagen Group	Barclays Bank Plc	12/20/20	Sell	EUR	138 (a	)	(12,618)
1.00%	Volkswagen Group	BNP Paribas SA	12/20/20	Sell	EUR	122 (a	)	(11,162)
1.00%	Waste Management, Inc.	JPMorgan Chase Bank, N.A.	12/20/20	Buy	USD	2,357		(46,122)
1.00%	Xerox Corp.	Morgan Stanley & Co.	12/20/20	Buy	USD	1,028		25,937

Total (Premiums received $(2,330,903))								$(2,652,265)

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

70

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2015

Abbreviations used are defined below:

BBA LIBOR - British Bankers Association London Interbank Offered Rate

Bobl - German Bundesobligationen

BTP - Italian Buoni del Tesoro Poliannuali

CNY - Chinese Yuan

DKK - Danish Krone

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

GBP - British Pound

HUF - Hungarian Forint

JPY - Japanese Yen

MYR - Malaysian Ringgit

REIT - Real Estate Investment Trust

USD - United States Dollar

Portfolio Diversification

Industries	Percentage of Net Assets
Foreign Government Bonds	33.97%
Financials	18.98%
Telecom Services	5.45%
Consumer Staples	4.21%
Consumer Discretionary	4.17%
Energy	3.31%
Utilities	2.81%
U.S. Treasury Obligations	2.34%
Information Technology	2.10%
Health Care	0.77%
Materials	0.35%
Industrials	0.20%
Other*	21.34%

100.00%

*	Includes cash, futures, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, credit default swaps, interest rate swaps, options, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

71

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund

September 30, 2015

Principal Amount		Value

Corporate Bonds — 16.11%
Brazil — 3.82%
$ 750,000	Petrobras Global Finance BV, 5.38%, 1/27/21	$536,250

Ecuador — 3.56%
656,842	EP PetroEcuador via Noble Sovereign Funding I Ltd., 5.96%, 9/24/19(a)	499,200

Kazakhstan — 2.05%
400,000	KazMunayGas National Co. JSC, 5.75%, 4/30/43	287,000

Mexico — 5.15%
8,750,000(b)	Comision Federal de Electricidad, 7.35%, 11/25/25	502,682
250,000(c)	Petroleos Mexicanos, 2.75%, 4/21/27	219,291

		721,973

Venezuela — 1.53%
665,000	Petroleos de Venezuela SA, 6.00%, 5/16/24	215,127

Total Corporate Bonds (Cost $2,557,613)		2,259,550

Foreign Government Bonds — 43.72%
Argentina — 2.75%
213,732	Argentina Bonar Bonds, 7.00%, 4/17/17	214,159
72,511	Argentine Republic Government International Bond, 8.28%, 12/31/33(d)	74,142
97,210	Argentine Republic Government International Bond, 8.75%, 6/2/17(d)	97,210

		385,511

Colombia — 10.65%
765,000	Colombia Government International Bond, 4.50%, 1/28/26	747,787
800,000	Colombia Government International Bond, 5.63%, 2/26/44	746,000

		1,493,787

Ecuador — 2.15%
400,000	Ecuador Government International Bond, 10.50%, 3/24/20	302,000

El Salvador — 1.52%
250,000	El Salvador Government International Bond, 5.88%, 1/30/25	213,750

Greece — 0.30%
9,941,200(c)	Hellenic Republic Government Bond, 7.97%, 10/15/42(a)	42,212

72

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2015

Principal Amount		Value

Indonesia — 4.29%
$ 575,000	Indonesia Government International Bond, 6.63%, 2/17/37	$602,313

Mexico — 5.03%
700,000	Mexico Government International Bond, 3.63%, 3/15/22	706,300

Ukraine — 9.78%
1,132,000	Ukraine Government International Bond, 6.58%, 11/21/16	897,110
250,000	Ukraine Government International Bond, 6.75%, 11/14/17	197,500
325,000	Ukreximbank via Biz Finance Plc, 9.75%, 1/22/25	277,875

		1,372,485

Venezuela — 2.97%
800,000	Venezuela Government International Bond, 7.75%, 10/13/19	276,400
355,000	Venezuela Government International Bond, 11.75%, 10/21/26	139,870

		416,270

Zambia — 4.28%
750,000	Zambia Government International Bond, 8.97%, 7/30/27	600,000

Total Foreign Government Bonds		6,134,628

(Cost $6,187,078)

Shares
Investment Company — 37.58%
5,272,854	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	5,272,854

Total Investment Company		5,272,854

(Cost $5,272,854)

Total Investments		$13,667,032
(Cost $14,017,545)(e) — 97.41%

Other assets in excess of liabilities — 2.59%		363,192

NET ASSETS — 100.00%		$14,030,224

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015.
(b)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(c)	Principal amount denoted in Euros.
(d)	Issuer filed for bankruptcy and/or is in default of interest payments.
(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

73

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2015

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	495,000	USD	547,650	Citibank, N.A.	10/7/15	$5,524
USD	546,490	EUR	495,000	Citibank, N.A.	10/7/15	(6,685)
CLP	830,666,250	USD	1,175,000	Citibank, N.A.	10/15/15	16,722
COP	1,287,400,000	USD	400,000	Citibank, N.A.	10/15/15	16,189
COP	2,442,063,200	USD	800,000	Citibank, N.A.	10/15/15	(10,533)
EUR	795,390	PLN	3,346,045	Citibank, N.A.	10/15/15	8,894
EUR	1,170,525	PLN	4,970,473	Citibank, N.A.	10/15/15	909
HUF	137,570,320	USD	492,456	Citibank, N.A.	10/15/15	(2,194)
JPY	198,385,600	USD	1,600,000	Citibank, N.A.	10/15/15	54,001
JPY	97,606,824	USD	800,000	Citibank, N.A.	10/15/15	13,778
MXN	8,624,181	USD	503,456	Citibank, N.A.	10/15/15	6,035
MXN	8,554,301	USD	504,312	Citibank, N.A.	10/15/15	1,051
MXN	13,387,340	USD	790,000	Citibank, N.A.	10/15/15	884
MXN	8,495,526	USD	502,320	Citibank, N.A.	10/15/15	(430)
MXN	13,271,600	USD	800,000	Citibank, N.A.	10/15/15	(15,953)
MXN	19,376,338	USD	1,175,000	Citibank, N.A.	10/15/15	(30,303)
MYR	1,655,000	USD	400,000	Citibank, N.A.	10/15/15	(23,508)
MYR	3,263,912	USD	775,000	Citibank, N.A.	10/15/15	(32,500)
PHP	37,332,000	USD	794,974	Citibank, N.A.	10/15/15	1,970
PLN	1,272,959	EUR	300,000	Citibank, N.A.	10/15/15	(482)
PLN	1,272,704	EUR	300,000	Citibank, N.A.	10/15/15	(549)
PLN	1,586,512	EUR	375,000	Citibank, N.A.	10/15/15	(1,836)
PLN	3,346,045	EUR	790,000	Citibank, N.A.	10/15/15	(2,870)
PLN	3,383,960	EUR	800,000	Citibank, N.A.	10/15/15	(4,074)
RUB	40,345,380	USD	590,000	Citibank, N.A.	10/15/15	24,564
RUB	40,936,390	USD	620,107	Citibank, N.A.	10/15/15	3,460
THB	9,724,281	USD	267,857	Citibank, N.A.	10/15/15	(86)
THB	8,425,398	USD	232,143	Citibank, N.A.	10/15/15	(138)
THB	43,018,500	USD	1,190,000	Citibank, N.A.	10/15/15	(5,427)
TRY	2,466,000	USD	803,807	Citibank, N.A.	10/15/15	7,232
TRY	2,433,990	USD	797,219	Citibank, N.A.	10/15/15	3,292
TRY	2,079,443	USD	694,318	Citibank, N.A.	10/15/15	(10,414)
TRY	2,376,240	USD	802,412	Citibank, N.A.	10/15/15	(20,895)
TWD	18,294,430	USD	550,000	Citibank, N.A.	10/15/15	5,618
TWD	18,315,270	USD	553,833	Citibank, N.A.	10/15/15	2,418
USD	1,200,385	CLP	830,666,250	Citibank, N.A.	10/15/15	8,662
USD	799,450	COP	2,480,293,200	Citibank, N.A.	10/15/15	(2,376)
USD	390,000	COP	1,249,170,000	Citibank, N.A.	10/15/15	(13,830)
USD	490,617	HUF	137,570,320	Citibank, N.A.	10/15/15	355
USD	1,200,000	JPY	141,697,800	Citibank, N.A.	10/15/15	18,622
USD	1,290,483	JPY	154,294,624	Citibank, N.A.	10/15/15	4,081
USD	800,000	MXN	13,338,640	Citibank, N.A.	10/15/15	11,993
USD	791,540	MXN	13,271,600	Citibank, N.A.	10/15/15	7,494
USD	514,456	MXN	8,624,181	Citibank, N.A.	10/15/15	4,964
USD	500,000	MXN	8,495,526	Citibank, N.A.	10/15/15	(1,891)

74

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	328,215	MXN	5,682,478	Citibank, N.A.	10/15/15	$ (7,489)
USD	493,728	MXN	8,554,301	Citibank, N.A.	10/15/15	(11,635)
USD	800,000	MXN	13,742,560	Citibank, N.A.	10/15/15	(11,870)
USD	762,240	MYR	3,263,913	Citibank, N.A.	10/15/15	19,741
USD	394,885	MYR	1,655,000	Citibank, N.A.	10/15/15	18,393
USD	400,000	PEN	1,323,640	Citibank, N.A.	10/15/15	(6,672)
USD	753,384	PEN	2,494,454	Citibank, N.A.	10/15/15	(13,005)
USD	800,000	PHP	37,332,000	Citibank, N.A.	10/15/15	3,056
USD	390,000	RUB	26,797,770	Citibank, N.A.	10/15/15	(18,199)
USD	800,000	RUB	54,484,000	Citibank, N.A.	10/15/15	(29,932)
USD	437,500	SGD	622,888	Citibank, N.A.	10/15/15	22
USD	437,500	SGD	622,964	Citibank, N.A.	10/15/15	(32)
USD	1,190,824	THB	43,018,500	Citibank, N.A.	10/15/15	6,251
USD	550,000	THB	19,969,400	Citibank, N.A.	10/15/15	116
USD	550,000	THB	20,046,290	Citibank, N.A.	10/15/15	(2,002)
USD	702,446	TRY	2,079,443	Citibank, N.A.	10/15/15	18,541
USD	800,000	TRY	2,376,240	Citibank, N.A.	10/15/15	18,482
USD	790,000	TRY	2,433,990	Citibank, N.A.	10/15/15	(10,511)
USD	800,000	TRY	2,466,000	Citibank, N.A.	10/15/15	(11,039)
USD	715,463	TWD	23,388,500	Citibank, N.A.	10/15/15	5,134
USD	400,000	TWD	13,221,200	Citibank, N.A.	10/15/15	(1,540)
USD	1,192,364	ZAR	15,832,800	Citibank, N.A.	10/15/15	52,932
USD	975,000	ZAR	13,162,208	Citibank, N.A.	10/15/15	27,762
USD	796,906	ZAR	10,961,280	Citibank, N.A.	10/15/15	8,061
USD	907,774	ZAR	12,598,290	Citibank, N.A.	10/15/15	1,119
USD	600,000	ZAR	8,415,996	Citibank, N.A.	10/15/15	(5,670)
ZAR	11,228,160	USD	800,000	Citibank, N.A.	10/15/15	8,052
ZAR	5,543,956	USD	400,000	Citibank, N.A.	10/15/15	(1,021)
ZAR	10,961,280	USD	800,000	Citibank, N.A.	10/15/15	(11,155)
ZAR	10,203,262	USD	775,000	Citibank, N.A.	10/15/15	(40,707)
ZAR	15,557,235	USD	1,175,000	Citibank, N.A.	10/15/15	(55,400)
ZAR	15,832,800	USD	1,200,000	Citibank, N.A.	10/15/15	(60,568)
EUR	30,102	USD	34,082	Citibank, N.A.	10/29/15	(431)
EUR	312,000	USD	351,020	Citibank, N.A.	10/29/15	(2,237)
USD	426,680	EUR	377,000	Citibank, N.A.	10/29/15	5,234

Total						$(66,481)

75

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2015

Financial futures contracts as of September 30, 2015:

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)		Notional Value	Clearinghouse
Ten Year U.S. Treasury Bonds	5	December, 2015	$235	USD	643,906	Credit Suisse Securities (USA) LLC
Thirty Year U.S. Treasury Bonds	1	December, 2015	(1,094)	USD	159,313	Credit Suisse Securities (USA) LLC

Total			$(859)

Interest rate swaps as of September 30, 2015:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
13.07%	BRL-CDI	Barclays Bank Plc	1/2/18	BRL	3,129(a)	$(57,295)
3.05%	PLN-WIBOR-WIBO	Citigroup Global Markets, Inc.	8/14/25	PLN	7,100(a)	928
3.04%	USD-BBA-LIBOR	Citigroup Global Markets, Inc.	7/28/25	USD	1,475(b)	(26,141)

Total						$(82,508)

(a)	The Counterparty pays the fixed rate on these swaps.
(b)	The Fund pays the fixed rate on these swaps.

Credit default swaps as of September 30, 2015:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)		Value
1.00%	Brazilian Government International Bond	Citibank, N.A.	12/20/20	Sell	BRL	1,750(a)	$(296,849)
1.00%	Malaysia Government International Bond	BNP Paribas Capital SA	12/20/20	Buy	MYR	750	43,985
1.00%	South Korea Government International Bond	BNP Paribas Capital SA	12/20/20	Buy	KRW	1,175	(15,087)
1.00%	Turkey Government International Bond	BNP Paribas Capital SA	12/20/20	Buy	TRY	400	38,826
1.00%	Turkey Government International Bond	BNP Paribas Capital SA	12/20/20	Buy	TRY	400	38,826

Total (Premiums paid $188,804)							$(190,299)

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

76

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2015

Abbreviations used are defined below:

BBA LIBOR - British Bankers Association

London Interbank Offered Rate

BRL - Brazilian Real

BRL-CDI - Brazil Cetip Interbank Deposit Rate

CLP - Chilean Peso

COP - Columbian Peso

EUR - Euro

HUF - Hungarian Forint

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

PLN-WIBOR-WIBO - Warsaw Interbank Offered Rate for Polish Zloty

RUB - Russian Ruble

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	43.72%
Energy	16.11%
Other*	40.17%

100.00%

*	Includes cash, Investment Company, credit default swaps, interest rate swaps, futures, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

77

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund

September 30, 2015

Principal Amount		Value

Convertible Bonds — 18.18%
Austria — 0.15%
19,667(a)	IMMOFINANZ AG, 4.25%, 3/8/18	$95,728

China — 1.33%
1,000,000(b)	China Singyes Solar Technologies Holdings Ltd., 5.00%, 8/8/19	133,709
$ 53,000	Ctrip.com International Ltd., 1.00%, 7/1/20(c)	47,806
70,000	Ctrip.com International Ltd., 1.25%, 10/15/18	75,600
175,000	Ctrip.com International Ltd., 1.99%, 7/1/25(c)	154,263
250,000	ENN Energy Holdings Ltd., 5.69%, 2/26/18(d)	263,125
200,000	Qihoo 360 Technology Co., Ltd., 1.75%, 8/15/21	168,000

		842,503

France — 0.43%
2,650(a)	Air France-KLM, 2.03%, 2/15/23	30,177
22,917(a)	Alcatel-Lucent, 4.25%, 7/1/18	103,890
1,550(a)	Faurecia, 3.25%, 1/1/18	49,950
507(a)	Misarte, 3.25%, 1/1/16	89,556

		273,573

Germany — 0.14%
100,000(a)	Air Berlin Finance BV, 6.00%, 3/6/19	89,113

Hong Kong — 1.33%
250,000	Asia View Ltd., 1.50%, 8/8/19	255,625
1,000,000(e)	China Daye Non-Ferrous Metals Mining Ltd., 0.50%, 5/30/18	150,619
200,000	PB Issuer No. 3 Ltd., 1.88%, 10/22/18	189,500
2,000,000(b)	Shine Power International Ltd., 0.28%, 7/28/19(d)	246,127

		841,871

Japan — 1.93%
100,000	Gunma Bank Ltd. (The), 1.15%, 10/11/19(d)	109,150
20,000,000(b)	Kawasaki Kisen Kaisha Ltd., 3.12%, 9/26/18(d)	176,385
20,000,000(b)	SBI Holdings, Inc., 3.05%, 11/2/17(d)	178,302
10,000,000(b)	Takashimaya Co. Ltd., 0.97%, 12/11/20(d)	88,317
10,000,000(b)	Terumo Corp., 0.63%, 12/6/21(d)	95,486
20,000,000(b)	Toppan Printing Co. Ltd., 0.49%, 12/19/16(d)	171,883
20,000,000(b)	Toray Industries, Inc., 3.70%, 8/31/21(d)	219,981
20,000,000(b)	Yamada Denki Co. Ltd., 2.94%, 6/28/19(d)	180,803

		1,220,307

Malaysia — 0.58%
200,000	Cahaya Capital Ltd., 0.47%, 9/18/21(d)	182,000

78

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

250,000(f)	Indah Capital Ltd., 1.57%, 10/24/18(d)	$187,977

		369,977

Mexico — 0.48%
$ 300,000	Cemex SAB de CV, 3.75%, 3/15/18	306,000

Netherlands — 0.73%
200,000	NXP Semiconductor NV, 1.00%, 12/1/19(c)	216,250
100,000(a)	OCI NV, 3.88%, 9/25/18	126,546
100,000(a)	Vastned Retail NV, 1.88%, 4/10/19	117,607

		460,403

Norway — 0.46%
100,000(a)	Marine Harvest ASA, 0.88%, 5/6/19	134,787
150,000	Ship Finance International Ltd., 3.25%, 2/1/18	156,563

		291,350

Singapore — 0.16%
100,000	Olam International Ltd., 6.00%, 10/15/16	100,950

South Africa — 0.26%
100,000(a)	Steinhoff Finance Holdings GmbH, 4.00%, 1/30/21	164,678

Switzerland — 0.14%
25,000(b)	BKW AG, 0.13%, 9/30/20	26,806
55,000(b)	Schindler Holding AG, 0.38%, 6/5/17	58,832

		85,638

Taiwan — 0.56%
100,000	Epistar Corp., 2.55%, 8/7/18(d)	97,800
250,000	Siliconware Precision Industries Co. Ltd., 1.32%, 10/31/19(d)	257,813

		355,613

United Arab Emirates — 0.32%
200,000	National Bank of Abu Dhabi PJSC, 1.00%, 3/12/18	201,000

United Kingdom — 0.24%
100,000(g)	St. Modwen Properties Securities Jersey Ltd., 2.88%, 3/6/19	154,603

United States — 8.94%
155,000	Akamai Technologies, Inc., 1.00%, 2/15/19(d)	162,363
120,000	Ares Capital Corp., 4.38%, 1/15/19	123,000
85,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	114,219
203,000	Cardtronics, Inc., 1.00%, 12/1/20	188,029
145,000	Cepheid, Inc., 1.25%, 2/1/21	147,175
278,000	Citrix Systems, Inc., 0.50%, 4/15/19	293,116

79

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

$ 70,000	Cobalt International Energy, Inc., 3.13%, 5/15/24	$44,100
105,000	Euronet Worldwide, Inc., 1.50%, 10/1/44(c)	128,428
47,000	FireEye, Inc., 1.00%, 6/1/35(c)	42,388
148,000	FireEye, Inc., 1.63%, 6/1/35(c)	130,887
100,000	Hologic, Inc., 2.00%, 12/15/37(h)	170,687
100,000	Huron Consulting Group, Inc., 1.25%, 10/1/19	104,187
15,000	Illumina, Inc., 0.25%, 3/15/16	31,453
105,000	Intel Corp., 3.25%, 8/1/39	158,419
50,000	Jarden Corp., 1.13%, 3/15/34	57,187
100,000	Jarden Corp., 1.50%, 6/15/19	134,187
60,000	JDS Uniphase Corp., 0.63%, 8/15/33	55,987
125,000	LAM Research Corp., 0.50%, 5/15/16	141,328
60,000	Liberty Interactive LLC, 3.50%, 1/15/31	30,975
170,000	Liberty Media Corp., 1.38%, 10/15/23	160,756
200,000	LinkedIn Corp., 0.50%, 11/1/19(c)	196,875
110,000	Medidata Solutions, Inc., 1.00%, 8/1/18	115,981
236,000	Microchip Technology, Inc., 1.63%, 2/15/25(c)	225,823
240,000	NVIDIA Corp., 1.00%, 12/1/18	315,750
33,000	ON Semiconductor Corp., 1.00%, 12/1/20(c)	30,711
26,000	Pattern Energy Group, Inc., 4.00%, 7/15/20(c)	23,644
135,000	Priceline Group, Inc. (The), 1.00%, 3/15/18	189,759
30,000	Proofpoint, Inc., 1.25%, 12/15/18	49,031
200,000	QIAGEN NV, 0.38%, 3/19/19	216,250
143,000	Restoration Hardware Holdings, Inc., 0.32%, 6/15/19(c)(d)	141,749
207,000	Salesforce.com, Inc., 0.25%, 4/1/18	253,575
255,000	SanDisk Corp., 0.50%, 10/15/20	246,872
80,000	SanDisk Corp., 1.50%, 8/15/17	99,300
125,000	ServiceNow, Inc., 2.08%, 11/1/18(d)	140,703
40,000	SolarCity Corp., 1.63%, 11/1/19(c)	31,175
40,000	Starwood Property Trust, Inc., 4.55%, 3/1/18	40,700
63,000	SunEdison, Inc., 0.25%, 1/15/20(c)	35,871
248,000	SunEdison, Inc., 2.38%, 4/15/22(c)	141,205
46,000	Synchronoss Technologies, Inc., 0.75%, 8/15/19	46,403
15,000	TESARO, Inc., 3.00%, 10/1/21	20,822
345,000	Tesla Motors, Inc., 1.25%, 3/1/21	324,731
233,000	Whiting Petroleum Corp., 1.25%, 4/1/20(c)	189,749
172,000	Yahoo!, Inc., 2.71%, 12/1/18(d)	166,410

		5,661,960

Total Convertible Bonds		11,515,267

(Cost $12,126,260)

80

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

Corporate Bonds — 41.95%
Azerbaijan — 0.27%
$ 200,000	State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	$173,760

Barbados — 0.41%
250,000	Columbus International, Inc., 7.38%, 3/30/21	258,750

Brazil — 0.17%
151,000	Petrobras Global Finance BV, 5.38%, 1/27/21	107,965

Canada — 1.22%
210,000	1011778 BC ULC/New Red Finance Inc, 6.00%, 4/1/22(c)	212,688
470,000(b)	Great Canadian Gaming Corp., 6.63%, 7/25/22(c)	360,997
230,000	Seven Generations Energy Ltd., 6.75%, 5/1/23(c)	202,081

		775,766

Chile — 0.29%
200,000	Corp Nacional del Cobre de Chile, 3.00%, 7/17/22	183,500

China — 0.47%
300,000	Export-Import Bank of China/The Via Avi Funding Co., Ltd., 3.80%, 9/16/25(c)	295,428

Colombia — 0.01%
11,000	Ecopetrol SA, 5.38%, 6/26/26	9,570

France — 2.14%
400,000	Albea Beauty Holdings SA, 8.38%, 11/1/19(c)	419,000
200,000(a)	Ephios Bondco Plc, 6.25%, 7/1/22(c)	221,246
300,000(a)	Numericable-SFR SAS, 5.63%, 5/15/24	331,870
400,000	Numericable-SFR SAS, 6.00%, 5/15/22(c)	384,000

		1,356,116

Germany — 0.93%
200,000	Unitymedia Gmbh, 6.13%, 1/15/25(c)	196,000
370,000(a)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	391,238

		587,238

Indonesia — 0.25%
200,000	Pertamina Persero PT, 5.63%, 5/20/43	155,500

Ireland — 0.66%
370,000(a)	Baggot Securities Ltd., 10.24%, 12/29/49	418,091

Italy — 1.06%
610,000(a)	Wind Acquisition Finance SA, 4.00%, 7/15/20	672,245

81

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

Jamaica — 0.75%
$ 250,000	Digicel Ltd, 6.75%, 3/1/23(c)	$226,250
270,000	Digicel Ltd., 6.00%, 4/15/21(c)	246,375

		472,625

Kazakhstan — 0.46%
230,000	KazMunayGas National Co. JSC, 4.88%, 5/7/25	191,763
100,000	KazMunayGas National Co. JSC, 7.00%, 5/5/20	100,650

		292,413

Luxembourg — 1.77%
460,000	Aguila 3 SA, 7.88%, 1/31/18(c)	464,025
240,000	Altice Financing SA, 6.63%, 2/15/23(c)	231,000
281,400	Intelsat Jackson Holdings SA, 6.63%, 12/15/22	219,492
230,000	Intelsat Jackson Holdings SA, 7.25%, 10/15/20	209,875

		1,124,392

Mexico — 0.35%
130,000	Petroleos Mexicanos, 4.88%, 1/18/24	125,580
119,000	Petroleos Mexicanos, 5.63%, 1/23/46	96,390

		221,970

Netherlands — 1.36%
220,000	Neptune Finco Corp., 6.63%, 10/15/25(c)	221,100
250,000	Neptune Finco Corp., 10.13%, 1/15/23(c)	252,813
200,000	Neptune Finco Corp., 10.88%, 10/15/25(c)	202,000
200,000	UPCB Finance IV Ltd., 5.38%, 1/15/25(c)	184,500

		860,413

South Africa — 0.30%
200,000	Eskom Holdings SOC Ltd., 7.13%, 2/11/25	187,500

Switzerland — 0.97%
320,000	Credit Suisse Group AG, 6.25%, 12/29/49(i)	301,120
360,000(b)	Sunrise Communications Holdings SA, 2.13%, 3/31/22	313,532

		614,652

Trinidad & Tobago — 0.09%
58,333	Petroleum Co. of Trinidad & Tobago Ltd., 6.00%, 5/8/22	55,708

United Kingdom — 4.33%
190,000(g)	Brakes Capital, 7.13%, 12/15/18	297,481
200,000	EnQuest Plc, 7.00%, 4/15/22(c)	124,979
400,000	Lloyds Banking Group Plc, 7.50%, 4/30/49(i)	407,084
100,000	Odeon & UCI Finco Plc, 9.00%, 8/1/18	155,813

82

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

374,056(g)	Priory Group No. 3 Plc, 7.00%, 2/15/18	$578,583
165,000(a)	Rexam Plc, 6.75%, 6/29/67(i)	183,681
$ 200,000	Royal Bank of Scotland Group Plc, 8.00%, 12/29/49(i)	201,500
100,000(a)	Virgin Media Finance Plc, 4.50%, 1/15/25	101,684
260,000(g)	Virgin Media Secured Finance Plc, 4.88%, 1/15/27	348,083
225,000(g)	Virgin Media Secured Finance Plc, 6.00%, 4/15/21	342,920

		2,741,808

United States — 23.27%
110,000	Acadia Healthcare Co., Inc, 5.63%, 2/15/23(c)	110,550
460,000	ADT Corp. (The), 4.13%, 6/15/23	414,000
60,000	Allegion Plc, 5.88%, 9/15/23	61,350
430,000	Alliance Data Systems Corp., 5.38%, 8/1/22(c)	419,250
400,000	Altice US Finance I Corp., 5.38%, 7/15/23(c)	384,000
238,000	AMC Entertainment, Inc., 5.88%, 2/15/22	239,190
220,000	Amsurg Corp., 5.63%, 7/15/22	219,725
300,000	Audatex North America, Inc., 6.13%, 11/1/23(c)	301,500
420,000	Berry Plastics Corp., 5.50%, 5/15/22	408,450
390,000	Blackboard, Inc., 7.75%, 11/15/19(c)	327,600
260,000	Cablevision Systems Corp., 8.63%, 9/15/17	271,050
280,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21(c)	246,575
210,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20(c)	197,663
220,000	CHS Community Health Systems, Inc., 5.13%, 8/15/18	224,950
140,000	CHS Community Health Systems, Inc., 7.13%, 7/15/20	145,600
70,000	Cinemark USA, Inc., 4.88%, 6/1/23	66,850
40,000	CommScope, Inc., 4.38%, 6/15/20(c)	39,700
150,000	Davita Healthcare Partners, Inc., 5.00%, 5/1/25	144,000
200,000	Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6.00%, 7/15/23(c)	197,500
340,000	Envision Healthcare Corp., 5.13%, 7/1/22(c)	339,150
94,000	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, 5/1/20	80,840
130,000	Equinix, Inc., 5.75%, 1/1/25	129,025
230,000	ESH Hospitality, Inc., 5.25%, 5/1/25(c)	225,975
270,000	Halcon Resources Corp., 8.63%, 2/1/20(c)	224,437
280,000	HCA, Inc., 5.88%, 5/1/23	290,500
830,000	HD Supply, Inc., 7.50%, 7/15/20	863,200
150,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	154,875
240,000	International Game Technology Plc, 6.25%, 2/15/22(c)	222,000
430,000	Level 3 Communications, Inc., 5.75%, 12/1/22	421,937
288,293	Live Nation Entertainment, Inc., 5.38%, 6/15/22(c)	282,527
310,000	LTF Merger Sub, Inc., 8.50%, 6/15/23(c)	292,950
70,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23(c)	63,700
180,000	Memorial Resource Development Corp, 5.88%, 7/1/22	163,800
100,000	MGM Resorts International, 5.25%, 3/31/20	98,500
120,000	MGM Resorts International, 6.00%, 3/15/23	116,550

83

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

$ 200,000	Momentive Performance Materials Inc., 4.69%, 4/24/22	$140,000
410,000	Momentive Performance Materials, Inc., 3.88%, 10/24/21	315,700
410,000	Momentive Performance Materials, Inc., Escrow Bond, 8.88%, 10/15/20(j)(k)	0
127,000	Mood Media Corp., 9.25%, 10/15/20(c)	91,440
490,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22(c)	474,687
300,000	OPE KAG Finance Sub, Inc., 7.88%, 7/31/23(c)	304,500
220,000	Overseas Shipholding Group, Inc., 8.13%, 3/30/18	224,400
220,000	Overseas Shipholding Group, Inc., Series N-II, 7.50%, 2/15/21	221,100
509,000	Pinnacle Entertainment, Inc., 7.75%, 4/1/22	557,355
560,000	Rite Aid Corp, 6.13%, 4/1/23(c)	555,800
100,000(a)	Sealed Air Corp., 4.50%, 9/15/23(c)	113,137
230,000	Sirius XM Radio Inc., 4.25%, 5/15/20(c)	224,825
140,000	Spectrum Brands, Inc., 5.75%, 7/15/25(c)	142,800
300,000	Sunoco L.P./Sunoco Finance Corp., 5.50%, 8/1/20(c)	295,500
210,000	Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23(c)	204,750
140,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, 3/1/24(c)	134,400
310,000	Tenet Healthcare Corp., 5.00%, 3/1/19	299,925
70,000	Tenet Healthcare Corp., 6.75%, 6/15/23	69,475
270,000	Tenet Healthcare Corp., 8.00%, 8/1/20	278,775
250,000	TransDigm, Inc., 5.50%, 10/15/20	238,281
430,000(a)	VRX Escrow Corp., 4.50%, 5/15/23	418,022
263,000(a)	VWR Funding, Inc., 4.63%, 4/15/22	279,184
170,000	York Risk Services Holding Corp., 8.50%, 10/1/22(c)	144,500
640,000	Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23(c)	620,800

		14,738,825

Venezuela — 0.42%
140,000	Petroleos de Venezuela SA, 6.00%, 5/16/24	45,290
673,674	Petroleos de Venezuela SA, 6.00%, 11/15/26	215,576
16,720	Petroleos de Venezuela SA, 9.00%, 11/17/21	5,994

		266,860

Total Corporate Bonds		26,571,095

(Cost $27,740,090)

Foreign Government Bonds — 31.35%
Argentina — 0.70%
292,914	Argentina Bonar Bonds, 7.00%, 4/17/17	293,500

84

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

$ 77,346	Argentine Republic Government International Bond, 8.28%, 12/31/33(k)	$79,087
72,908	Argentine Republic Government International Bond, 8.75%, 6/2/17(k)	72,908

		445,495

Azerbaijan — 0.36%
244,000	Republic of Azerbaijan International Bond, 4.75%, 3/18/24	226,920

Brazil — 2.56%
3,789,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/18	856,950
1,000,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	204,109
400,000	Brazilian Government International Bond, 2.63%, 1/5/23	324,000
300,000	Brazilian Government International Bond, 5.63%, 1/7/41	239,250

		1,624,309

Colombia — 2.08%
200,000	Colombia Government International Bond, 4.50%, 1/28/26	195,500
200,000	Colombia Government International Bond, 5.00%, 6/15/45	171,500
125,000	Colombia Government International Bond, 6.13%, 1/18/41	123,750
464,600,000(b)	Colombian TES, 6.00%, 4/28/28	120,132
581,500,000(b)	Colombian TES, 7.00%, 9/11/19	188,299
1,439,500,000(b)	Colombian TES, 10.00%, 7/24/24	520,211

		1,319,392

Costa Rica — 0.27%
200,000	Costa Rica Government International Bond, 7.16%, 3/12/45	173,500

Cote D’Ivoire (Ivory Coast) — 0.63%
460,000	Ivory Coast Government International Bond, 5.75%, 12/31/32(h)	397,900

Croatia (Hrvatska) — 1.14%
200,000	Croatia Government International Bond, 6.00%, 1/26/24	210,750
200,000	Croatia Government International Bond, 6.38%, 3/24/21	214,876
275,000	Croatia Government International Bond, 6.75%, 11/5/19	298,548

		724,174

Dominican Republic — 0.78%
315,000	Dominican Republic International Bond, 5.50%, 1/27/25	300,037
105,000	Dominican Republic International Bond, 5.88%, 4/18/24	102,900
100,000	Dominican Republic International Bond, 6.85%, 1/27/45	94,000

		496,937

85

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

Ecuador — 0.24%
$ 200,000	Ecuador Government International Bond, 10.50%, 3/24/20	$151,000

El Salvador — 0.38%
190,000	El Salvador Government International Bond, 5.88%, 1/30/25	162,450
40,000	El Salvador Government International Bond, 6.38%, 1/18/27	34,400
47,000	El Salvador Government International Bond, 7.65%, 6/15/35	41,889

		238,739

Georgia — 0.32%
200,000	Georgia Government International Bond, 6.88%, 4/12/21	205,500

Guatemala — 0.33%
200,000	Guatemala Government Bond, 5.75%, 6/6/22	209,000

Hungary — 0.80%
10,000	Hungary Government International Bond, 4.13%, 2/19/18	10,387
80,000	Hungary Government International Bond, 5.38%, 3/25/24	86,900
370,000	Hungary Government International Bond, 5.75%, 11/22/23	411,625

		508,912

Indonesia — 1.87%
260,000	Indonesia Government International Bond, 5.38%, 10/17/23	267,800
8,708,000,000(b)	Indonesia Treasury Bond, 8.38%, 3/15/24	546,681
2,878,000,000(b)	Indonesia Treasury Bond, 9.00%, 3/15/29	183,416
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.33%, 5/28/25	185,100

		1,182,997

Jamaica — 0.32%
200,000	Jamaica Government International Bond, 6.75%, 4/28/28	199,500

Kazakhstan — 0.60%
200,000	Kazakhstan Government International Bond, 5.13%, 7/21/25	192,500
200,000	Kazakhstan Government International Bond, 6.50%, 7/21/45	187,500

		380,000

Kenya — 0.28%
200,000	Kenya Government International Bond, 6.88%, 6/24/24	179,500

Lithuania — 0.76%
400,000	Lithuania Government International Bond, 6.63%, 2/1/22	483,520

Malaysia — 1.00%
915,000(b)	Malaysia Government Bond, 3.81%, 2/15/17	209,459
428,000(b)	Malaysia Government Bond, 3.89%, 3/15/27	91,391
163,000(b)	Malaysia Government Bond, 3.96%, 9/15/25	35,456

86

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

501,000(b)	Malaysia Government Bond, 4.18%, 7/15/24	$111,226
795,000(b)	Malaysia Government Bond, 4.38%, 11/29/19	182,649

		630,181

Mexico — 2.10%
2,070,000(b)	Mexican Bonos, 7.50%, 6/3/27	133,676
4,440,000(b)	Mexican Bonos, 8.00%, 12/7/23	296,252
5,300,000(b)	Mexican Bonos, 10.00%, 12/5/24	399,333
$ 200,000	Mexico Government International Bond, 3.60%, 1/30/25	196,000
90,000	Mexico Government International Bond, 4.00%, 10/2/23	91,530
205,000	Mexico Government International Bond, 5.55%, 1/21/45	210,125

		1,326,916

Morocco — 0.32%
200,000	Morocco Government International Bond, 4.25%, 12/11/22	201,500

Pakistan — 0.32%
200,000	Pakistan Government International Bond, 8.25%, 9/30/25(c)	204,500

Panama — 0.31%
200,000	Panama Government International Bond, 3.75%, 3/16/25	194,500

Paraguay — 0.31%
200,000	Republic of Paraguay, 4.63%, 1/25/23	199,000

Peru — 0.44%
180,000(b)	Peruvian Government International Bond, 4.13%, 8/25/27	177,300
357,000(b)	Peruvian Government International Bond, 5.70%, 8/12/24(c)	98,738

		276,038

Philippines — 0.58%
200,000	Philippine Government International Bond, 5.50%, 3/30/26	237,797
100,000	Philippine Government International Bond, 6.38%, 10/23/34	131,009

		368,806

Poland — 1.97%
1,297,000(b)	Poland Government Bond, 3.25%, 7/25/19	354,304
843,000(b)	Poland Government Bond, 3.25%, 7/25/25	229,195
500,000(b)	Poland Government Bond, 4.00%, 10/25/23	143,039
230,000	Poland Government International Bond, 4.00%, 1/22/24	243,821
245,000	Poland Government International Bond, 5.00%, 3/23/22	274,281

		1,244,640

Romania — 0.90%
180,000(b)	Romania Government Bond, 5.85%, 4/26/23	52,546

87

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

$ 260,000	Romanian Government International Bond, 4.38%, 8/22/23	$270,725
132,000	Romanian Government International Bond, 6.13%, 1/22/44	153,450
80,000	Romanian Government International Bond, 6.75%, 2/7/22	94,400

		571,121

Russia — 0.93%
9,750,000(b)	Russian Federal Bond - OFZ, 7.00%, 8/16/23	118,838
12,296,000(b)	Russian Federal Bond - OFZ, 8.15%, 2/3/27	156,735
300,000	Russian Foreign Bond - Eurobond, 5.00%, 4/29/20	310,200

		585,773

Serbia — 0.33%
200,000	Republic of Serbia, 5.88%, 12/3/18	209,500

Slovenia — 0.36%
200,000	Slovenia Government International Bond, 5.85%, 5/10/23	228,500

South Africa — 2.07%
1,501,333(b)	South Africa Government Bond, 6.25%, 3/31/36	80,219
4,932,954(b)	South Africa Government Bond, 6.75%, 3/31/21	335,043
1,787,302(b)	South Africa Government Bond, 7.00%, 2/28/31	108,408
142,984(b)	South Africa Government Bond, 8.75%, 2/28/48	9,922
4,403,382(b)	South Africa Government Bond, 10.50%, 12/21/26	363,496
160,000	South Africa Government International Bond, 5.88%, 5/30/22	172,555
225,000	South Africa Government International Bond, 5.88%, 9/16/25	239,317

		1,308,960

Sri Lanka — 0.41%
270,000	Sri Lanka Government International Bond, 5.88%, 7/25/22	260,550

Thailand — 0.88%
7,100,000(b)	Thailand Government Bond, 1.20%, 7/14/21(l)	206,284
2,706,000(b)	Thailand Government Bond, 3.63%, 6/16/23	79,168
9,045,000(b)	Thailand Government Bond, 3.85%, 12/12/25	271,790

		557,242

Turkey — 2.10%
2,423,426(b)	Turkey Government Bond, 8.00%, 3/12/25	671,695
1,000,889(b)	Turkey Government Bond, 8.50%, 7/10/19	305,071
310,000	Turkey Government International Bond, 7.38%, 2/5/25	354,175

		1,330,941

88

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Principal Amount		Value

Ukraine — 0.84%
$507,000	Ukraine Government International Bond, 6.58%, 11/21/16	$401,797
150,000	Ukreximbank Via Biz Finance Plc, 9.63%, 4/27/22	132,000

		533,797

Uruguay — 0.17%
120,000	Uruguay Government International Bond, 5.10%, 6/18/50	104,400

Venezuela — 0.15%
50,000	Venezuela Government International Bond, 7.75%, 10/13/19	17,000
20,000	Venezuela Government International Bond, 9.25%, 5/7/28	6,930
90,000	Venezuela Government International Bond, 11.75%, 10/21/26	35,460
83,600	Venezuela Government International Bond, 11.95%, 8/5/31	33,106

		92,496

Vietnam — 0.17%
100,000	Vietnam Government International Bond, 6.75%, 1/29/20	109,450

Zambia — 0.27%
215,000	Zambia Government International Bond, 8.50%, 4/14/24	172,000

Total Foreign Government Bonds		19,858,106

(Cost $21,122,812)

Shares
Convertible Preferred Stocks — 0.27%
United States — 0.27%
98	Allergan Plc, 5.50%, 3/1/18	92,181
789	American Tower Corp., 5.50%, 2/15/18	77,223

Total Convertible Preferred Stocks		169,404

(Cost $182,923)

Common Stocks — 0.14%
France — 0.08%
348	Eurazeo SA	23,137
118	Unibail-Rodamco SE	30,498

Germany — 0.06%
1,041	Evonik Industries AG	34,798

Total Common Stocks		88,433

(Cost $94,363)

89

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Contracts		Value

Call Options Purchased — 0.04%
4	Adidas AG, Strike Price EUR 68.00, Expires 12/16/16	$ 4,224
5	Airbus Group SE, Strike Price EUR 76.00, Expires 12/15/17	1,168
535	Koninklijke KPN NV, Strike Price EUR 4.00, Expires 12/15/17	18,532
28	Siemens AG, Strike Price EUR 100.00, Expires 6/17/16	2,034

Total Call Options Purchased		25,958

(Cost $47,348)

Shares
Investment Company — 4.27%
2,703,965	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	2,703,965

Total Investment Company		2,703,965

(Cost $2,703,965)

Total Investments		$60,932,228
(Cost $64,017,761)(m) — 96.20%

Other assets in excess of liabilities — 3.80%		2,407,664

NET ASSETS — 100.00%		$63,339,892

(a)	Principal amount denoted in Euros.
(b)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d)	Zero coupon bond. The rate represents the yield at time of purchase.
(e)	Principal amount denoted in Chinese Yuans.
(f)	Principal amount denoted in Singapore Dollars.
(g)	Principal amount denoted in British Pounds.
(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(i)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2015.
(j)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(k)	Issuer filed for bankruptcy and/or is in default of interest payments.
(l)	Inflation protected security. Principal amount reflects original security face amount.
(m)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2015:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	596,675	USD	145,000	Citibank N.A.	10/2/15	$5,318

90

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	606,225	USD	150,000	Citibank N.A.	10/2/15	$ 2,724
BRL	325,985	USD	81,947	Citibank N.A.	10/2/15	177
BRL	232,846	USD	58,829	Citibank N.A.	10/2/15	(169)
BRL	182,707	USD	46,337	Citibank N.A.	10/2/15	(308)
BRL	325,985	USD	82,969	Citibank N.A.	10/2/15	(845)
BRL	522,450	USD	135,000	Citibank N.A.	10/2/15	(3,381)
BRL	385,920	USD	100,928	Citibank N.A.	10/2/15	(3,705)
BRL	175,444	USD	49,000	Citibank N.A.	10/2/15	(4,801)
BRL	1,622,028	USD	415,000	Citibank N.A.	10/2/15	(6,368)
BRL	461,300	USD	125,000	Citibank N.A.	10/2/15	(8,786)
BRL	1,064,511	USD	277,000	Citibank N.A.	10/2/15	(8,821)
BRL	410,780	USD	115,000	Citibank N.A.	10/2/15	(11,514)
USD	249,421	BRL	891,107	Citibank N.A.	10/2/15	24,927
USD	125,000	BRL	452,138	Citibank N.A.	10/2/15	11,094
USD	106,948	BRL	388,030	Citibank N.A.	10/2/15	9,193
USD	337,959	BRL	1,321,690	Citibank N.A.	10/2/15	4,990
USD	165,000	BRL	644,160	Citibank N.A.	10/2/15	2,719
USD	52,000	BRL	196,638	Citibank N.A.	10/2/15	2,462
USD	150,000	BRL	586,500	Citibank N.A.	10/2/15	2,245
USD	145,000	BRL	568,110	Citibank N.A.	10/2/15	1,878
USD	140,000	BRL	548,660	Citibank N.A.	10/2/15	1,778
USD	85,000	BRL	330,820	Citibank N.A.	10/2/15	1,658
USD	8,073	BRL	29,330	Citibank N.A.	10/2/15	684
USD	8,071	BRL	29,331	Citibank N.A.	10/2/15	682
USD	7,962	BRL	29,331	Citibank N.A.	10/2/15	573
USD	6,810	BRL	24,931	Citibank N.A.	10/2/15	530
CLP	56,088,000	USD	80,000	Citibank N.A.	10/15/15	467
CLP	1,382,484	USD	2,000	Citibank N.A.	10/15/15	(17)
COP	702,358,938	USD	222,000	Citibank N.A.	10/15/15	5,058
COP	68,704,222	USD	21,284	Citibank N.A.	10/15/15	927
COP	95,490,000	USD	30,000	Citibank N.A.	10/15/15	870
COP	264,798,800	USD	85,000	Citibank N.A.	10/15/15	604
COP	90,150,116	USD	28,619	Citibank N.A.	10/15/15	525
COP	401,031,217	USD	131,000	Citibank N.A.	10/15/15	(1,355)
COP	183,000,000	USD	61,745	Citibank N.A.	10/15/15	(2,585)
EUR	115,000	USD	127,702	Citibank N.A.	10/15/15	829
EUR	115,000	USD	127,943	Citibank N.A.	10/15/15	587
EUR	166,000	USD	185,306	Citibank N.A.	10/15/15	226
EUR	163,000	USD	182,130	Citibank N.A.	10/15/15	49
EUR	9,784	USD	11,000	Citibank N.A.	10/15/15	(65)
EUR	164,000	USD	183,720	Citibank N.A.	10/15/15	(424)
EUR	140,000	USD	157,143	Citibank N.A.	10/15/15	(671)
EUR	107,000	USD	120,573	Citibank N.A.	10/15/15	(983)
EUR	121,303	USD	137,000	Citibank N.A.	10/15/15	(1,424)
EUR	162,000	USD	184,217	Citibank N.A.	10/15/15	(3,156)
EUR	120,000	USD	139,183	Citibank N.A.	10/15/15	(5,064)
HUF	6,443,864	USD	23,000	Citibank N.A.	10/15/15	(36)

91

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HUF	823,854	USD	3,000	Citibank N.A.	10/15/15	$ (64)
HUF	4,176,802	USD	15,000	Citibank N.A.	10/15/15	(115)
HUF	11,481,894	USD	41,186	Citibank N.A.	10/15/15	(267)
IDR	808,043,500	USD	55,000	Citibank N.A.	10/15/15	(190)
IDR	218,160,000	USD	15,000	Citibank N.A.	10/15/15	(202)
IDR	691,032,888	USD	47,850	Citibank N.A.	10/15/15	(977)
IDR	615,922,596	USD	43,000	Citibank N.A.	10/15/15	(1,222)
IDR	637,155,000	USD	45,000	Citibank N.A.	10/15/15	(1,782)
IDR	3,386,375,400	USD	233,000	Citibank N.A.	10/15/15	(3,301)
IDR	2,316,800,500	USD	163,000	Citibank N.A.	10/15/15	(5,851)
ILS	197,498	USD	50,000	Citibank N.A.	10/15/15	351
ILS	35,356	USD	9,000	Citibank N.A.	10/15/15	14
INR	8,462,500	USD	125,000	Citibank N.A.	10/15/15	3,609
INR	7,958,400	USD	120,000	Citibank N.A.	10/15/15	948
JPY	15,730,650	USD	130,000	Citibank N.A.	10/15/15	1,151
JPY	19,848,263	USD	165,000	Citibank N.A.	10/15/15	481
JPY	40,236,113	USD	335,000	Citibank N.A.	10/15/15	461
JPY	959,505	USD	8,000	Citibank N.A.	10/15/15	—
KRW	126,857,907	USD	105,182	Citibank N.A.	10/15/15	1,700
KRW	27,276,548	USD	23,000	Citibank N.A.	10/15/15	(19)
KRW	133,411,500	USD	115,000	Citibank N.A.	10/15/15	(2,597)
KRW	150,852,390	USD	130,000	Citibank N.A.	10/15/15	(2,902)
KRW	132,600,750	USD	115,000	Citibank N.A.	10/15/15	(3,280)
MXN	1,551,285	USD	90,000	Citibank N.A.	10/15/15	1,645
MXN	1,819,289	USD	106,018	Citibank N.A.	10/15/15	1,460
MXN	2,732,624	USD	160,000	Citibank N.A.	10/15/15	1,435
MXN	3,125,242	USD	183,852	Citibank N.A.	10/15/15	778
MXN	970,112	USD	57,000	Citibank N.A.	10/15/15	311
MXN	647,520	USD	38,100	Citibank N.A.	10/15/15	153
MXN	2,532,825	USD	150,000	Citibank N.A.	10/15/15	(368)
MXN	1,909,267	USD	113,636	Citibank N.A.	10/15/15	(842)
MXN	6,343,974	USD	376,000	Citibank N.A.	10/15/15	(1,217)
MXN	4,085,762	USD	243,000	Citibank N.A.	10/15/15	(1,625)
MYR	43,922	USD	10,000	Citibank N.A.	10/15/15	(8)
MYR	656,850	USD	150,000	Citibank N.A.	10/15/15	(575)
MYR	150,919	USD	36,000	Citibank N.A.	10/15/15	(1,668)
MYR	515,067	USD	119,644	Citibank N.A.	10/15/15	(2,473)
MYR	296,288	USD	69,988	Citibank N.A.	10/15/15	(2,586)
MYR	1,129,406	USD	260,000	Citibank N.A.	10/15/15	(3,074)
MYR	291,692	USD	70,278	Citibank N.A.	10/15/15	(3,922)
MYR	701,944	USD	170,000	Citibank N.A.	10/15/15	(10,317)
PEN	109,293	USD	33,000	Citibank N.A.	10/15/15	579
PEN	97,299	USD	29,395	Citibank N.A.	10/15/15	498
PEN	23,258	USD	7,000	Citibank N.A.	10/15/15	146
PEN	163,010	USD	50,000	Citibank N.A.	10/15/15	83
PHP	565,980	USD	12,000	Citibank N.A.	10/15/15	82
PHP	1,050,904	USD	22,374	Citibank N.A.	10/15/15	60

92

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PHP	374,736	USD	8,000	Citibank N.A.	10/15/15	$ —
PLN	102,214	USD	27,051	Citibank N.A.	10/15/15	(166)
PLN	147,850	USD	40,000	Citibank N.A.	10/15/15	(1,112)
PLN	170,351	USD	46,101	Citibank N.A.	10/15/15	(1,295)
PLN	1,054,705	USD	279,000	Citibank N.A.	10/15/15	(1,590)
PLN	689,473	USD	184,000	Citibank N.A.	10/15/15	(2,654)
PLN	616,763	USD	165,270	Citibank N.A.	10/15/15	(3,049)
RON	308,733	USD	78,000	Citibank N.A.	10/15/15	63
RON	38,184	USD	9,663	Citibank N.A.	10/15/15	(8)
RON	193,721	USD	49,000	Citibank N.A.	10/15/15	(18)
RON	42,673	USD	11,000	Citibank N.A.	10/15/15	(210)
RON	406,018	USD	104,915	Citibank N.A.	10/15/15	(2,253)
RUB	8,293,123	USD	119,022	Citibank N.A.	10/15/15	7,304
RUB	8,178,792	USD	119,000	Citibank N.A.	10/15/15	5,584
RUB	5,332,439	USD	78,000	Citibank N.A.	10/15/15	3,227
RUB	1,122,325	USD	16,000	Citibank N.A.	10/15/15	1,096
RUB	604,928	USD	8,888	Citibank N.A.	10/15/15	326
SGD	31,220	USD	22,000	Citibank N.A.	10/15/15	(73)
SGD	134,748	USD	95,000	Citibank N.A.	10/15/15	(361)
SGD	202,108	USD	142,500	Citibank N.A.	10/15/15	(552)
SGD	201,794	USD	142,500	Citibank N.A.	10/15/15	(772)
THB	510,397	USD	13,987	Citibank N.A.	10/15/15	68
THB	187,692	USD	5,162	Citibank N.A.	10/15/15	6
THB	902,752	USD	25,000	Citibank N.A.	10/15/15	(141)
THB	986,185	USD	27,394	Citibank N.A.	10/15/15	(238)
THB	1,112,522	USD	31,000	Citibank N.A.	10/15/15	(365)
THB	8,582,391	USD	237,000	Citibank N.A.	10/15/15	(672)
THB	3,479,998	USD	96,914	Citibank N.A.	10/15/15	(1,087)
THB	5,254,540	USD	146,000	Citibank N.A.	10/15/15	(1,309)
TRY	492,352	USD	160,000	Citibank N.A.	10/15/15	1,929
TRY	804,786	USD	264,000	Citibank N.A.	10/15/15	685
TRY	267,339	USD	87,500	Citibank N.A.	10/15/15	425
TRY	96,937	USD	31,614	Citibank N.A.	10/15/15	268
TRY	266,656	USD	87,500	Citibank N.A.	10/15/15	200
TRY	496,172	USD	163,000	Citibank N.A.	10/15/15	185
TRY	440,749	USD	145,000	Citibank N.A.	10/15/15	(43)
TRY	29,521	USD	10,000	Citibank N.A.	10/15/15	(291)
TRY	109,801	USD	37,000	Citibank N.A.	10/15/15	(888)
TRY	301,030	USD	100,000	Citibank N.A.	10/15/15	(995)
TRY	182,865	USD	61,416	Citibank N.A.	10/15/15	(1,274)
TRY	511,270	USD	173,000	Citibank N.A.	10/15/15	(4,849)
TWD	325,120	USD	10,000	Citibank N.A.	10/15/15	(126)
TWD	2,859,626	USD	88,192	Citibank N.A.	10/15/15	(1,343)
USD	19,000	CLP	13,266,750	Citibank N.A.	10/15/15	(33)
USD	4,000	CLP	2,819,148	Citibank N.A.	10/15/15	(45)
USD	52,126	CLP	36,415,075	Citibank N.A.	10/15/15	(117)
USD	130,000	COP	385,450,000	Citibank N.A.	10/15/15	5,392

93

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	85,000	COP	255,680,000	Citibank N.A.	10/15/15	$ 2,344
USD	115,437	COP	352,832,921	Citibank N.A.	10/15/15	1,373
USD	297,544	COP	918,755,824	Citibank N.A.	10/15/15	530
USD	50,000	COP	155,926,500	Citibank N.A.	10/15/15	(408)
USD	22,814	COP	72,868,958	Citibank N.A.	10/15/15	(743)
USD	38,000	COP	120,176,140	Citibank N.A.	10/15/15	(850)
USD	92,557	COP	289,519,569	Citibank N.A.	10/15/15	(1,038)
USD	68,324	COP	214,938,293	Citibank N.A.	10/15/15	(1,161)
USD	207,102	EUR	179,384	Citibank N.A.	10/15/15	6,612
USD	140,270	EUR	120,000	Citibank N.A.	10/15/15	6,151
USD	186,105	EUR	163,000	Citibank N.A.	10/15/15	3,927
USD	203,393	EUR	180,000	Citibank N.A.	10/15/15	2,214
USD	130,567	EUR	115,000	Citibank N.A.	10/15/15	2,036
USD	180,272	EUR	160,000	Citibank N.A.	10/15/15	1,446
USD	186,521	EUR	166,000	Citibank N.A.	10/15/15	990
USD	31,000	EUR	27,103	Citibank N.A.	10/15/15	708
USD	124,736	EUR	111,000	Citibank N.A.	10/15/15	676
USD	179,456	EUR	160,000	Citibank N.A.	10/15/15	631
USD	110,000	EUR	98,157	Citibank N.A.	10/15/15	293
USD	96,687	EUR	86,343	Citibank N.A.	10/15/15	185
USD	4,000	EUR	3,574	Citibank N.A.	10/15/15	5
USD	179,821	EUR	161,000	Citibank N.A.	10/15/15	(122)
USD	4,000	HUF	1,118,703	Citibank N.A.	10/15/15	13
USD	222,551	IDR	3,230,813,643	Citibank N.A.	10/15/15	3,403
USD	151,300	IDR	2,187,041,572	Citibank N.A.	10/15/15	2,952
USD	85,231	IDR	1,214,279,156	Citibank N.A.	10/15/15	2,865
USD	47,000	IDR	676,964,500	Citibank N.A.	10/15/15	1,081
USD	31,738	IDR	454,694,372	Citibank N.A.	10/15/15	896
USD	58,666	IDR	854,380,800	Citibank N.A.	10/15/15	713
USD	95,127	ILS	369,108	Citibank N.A.	10/15/15	1,025
USD	35,000	ILS	135,522	Citibank N.A.	10/15/15	449
USD	89,000	ILS	347,483	Citibank N.A.	10/15/15	411
USD	7,000	ILS	26,986	Citibank N.A.	10/15/15	120
USD	80,000	ILS	315,216	Citibank N.A.	10/15/15	(363)
USD	2,000	INR	134,222	Citibank N.A.	10/15/15	(40)
USD	36,000	INR	2,382,588	Citibank N.A.	10/15/15	(209)
USD	95,730	INR	6,330,656	Citibank N.A.	10/15/15	(479)
USD	330,000	JPY	39,544,230	Citibank N.A.	10/15/15	308
USD	120,000	JPY	14,357,400	Citibank N.A.	10/15/15	298
USD	50,000	JPY	5,982,397	Citibank N.A.	10/15/15	123
USD	14,000	JPY	1,677,252	Citibank N.A.	10/15/15	16
USD	120,000	JPY	14,395,800	Citibank N.A.	10/15/15	(22)
USD	165,000	JPY	19,918,041	Citibank N.A.	10/15/15	(1,063)
USD	375,000	KRW	423,975,000	Citibank N.A.	10/15/15	17,789
USD	155,000	KRW	180,133,250	Citibank N.A.	10/15/15	3,232
USD	105,000	KRW	124,393,500	Citibank N.A.	10/15/15	195
USD	12,000	KRW	14,215,440	Citibank N.A.	10/15/15	23

94

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	58,000	KRW	68,942,860	Citibank N.A.	10/15/15	$ (86)
USD	91,000	KRW	109,275,734	Citibank N.A.	10/15/15	(1,068)
USD	145,000	MXN	2,393,037	Citibank N.A.	10/15/15	3,626
USD	146,242	MXN	2,454,441	Citibank N.A.	10/15/15	1,240
USD	140,376	MXN	2,355,866	Citibank N.A.	10/15/15	1,199
USD	34,062	MXN	563,567	Citibank N.A.	10/15/15	768
USD	102,302	MXN	1,720,592	Citibank N.A.	10/15/15	654
USD	41,009	MXN	688,434	Citibank N.A.	10/15/15	339
USD	40,882	MXN	686,347	Citibank N.A.	10/15/15	335
USD	21,646	MXN	362,534	Citibank N.A.	10/15/15	229
USD	25,421	MXN	427,457	Citibank N.A.	10/15/15	168
USD	32,349	MXN	545,223	Citibank N.A.	10/15/15	139
USD	20,000	MXN	339,220	Citibank N.A.	10/15/15	(40)
USD	125,000	MXN	2,117,188	Citibank N.A.	10/15/15	(77)
USD	65,000	MXN	1,106,547	Citibank N.A.	10/15/15	(372)
USD	34,868	MXN	597,501	Citibank N.A.	10/15/15	(430)
USD	107,679	MYR	451,206	Citibank N.A.	10/15/15	5,035
USD	214,000	MYR	925,338	Citibank N.A.	10/15/15	3,498
USD	45,000	MYR	190,256	Citibank N.A.	10/15/15	1,719
USD	23,605	MYR	98,670	Citibank N.A.	10/15/15	1,159
USD	22,827	MYR	95,724	Citibank N.A.	10/15/15	1,051
USD	23,033	MYR	97,800	Citibank N.A.	10/15/15	785
USD	11,821	MYR	49,533	Citibank N.A.	10/15/15	553
USD	34,782	MYR	150,538	Citibank N.A.	10/15/15	536
USD	28,645	MYR	124,037	Citibank N.A.	10/15/15	428
USD	11,343	MYR	49,057	Citibank N.A.	10/15/15	183
USD	29,444	PEN	96,414	Citibank N.A.	10/15/15	(178)
USD	14,060	PEN	46,706	Citibank N.A.	10/15/15	(290)
USD	9,000	PEN	30,254	Citibank N.A.	10/15/15	(295)
USD	2,000	PHP	93,920	Citibank N.A.	10/15/15	(5)
USD	171,570	PLN	642,574	Citibank N.A.	10/15/15	2,559
USD	156,136	PLN	590,883	Citibank N.A.	10/15/15	722
USD	24,946	PLN	92,325	Citibank N.A.	10/15/15	663
USD	68,826	PLN	260,127	Citibank N.A.	10/15/15	407
USD	48,000	PLN	181,316	Citibank N.A.	10/15/15	310
USD	44,271	PLN	167,486	Citibank N.A.	10/15/15	219
USD	20,000	PLN	75,464	Citibank N.A.	10/15/15	151
USD	13,542	PLN	51,125	Citibank N.A.	10/15/15	95
USD	35,000	PLN	133,220	Citibank N.A.	10/15/15	(40)
USD	14,692	RON	58,077	Citibank N.A.	10/15/15	7
USD	13,000	RON	51,415	Citibank N.A.	10/15/15	—
USD	17,631	RON	69,766	Citibank N.A.	10/15/15	(9)
USD	21,000	RUB	1,442,402	Citibank N.A.	10/15/15	(972)
USD	33,325	RUB	2,278,752	Citibank N.A.	10/15/15	(1,386)
USD	56,875	RUB	3,856,996	Citibank N.A.	10/15/15	(1,877)
USD	43,261	RUB	2,993,871	Citibank N.A.	10/15/15	(2,343)
USD	55,503	RUB	3,820,520	Citibank N.A.	10/15/15	(2,694)

95

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	219,023	SGD	307,743	Citibank N.A.	10/15/15	$ 2,883
USD	80,000	SGD	112,493	Citibank N.A.	10/15/15	992
USD	17,000	SGD	23,847	Citibank N.A.	10/15/15	251
USD	84,000	SGD	119,373	Citibank N.A.	10/15/15	160
USD	40,000	THB	1,436,580	Citibank N.A.	10/15/15	442
USD	54,087	THB	1,953,368	Citibank N.A.	10/15/15	299
USD	39,223	THB	1,414,395	Citibank N.A.	10/15/15	276
USD	81,219	THB	2,942,563	Citibank N.A.	10/15/15	191
USD	23,701	THB	854,648	Citibank N.A.	10/15/15	167
USD	19,467	THB	701,962	Citibank N.A.	10/15/15	137
USD	57,359	THB	2,078,133	Citibank N.A.	10/15/15	135
USD	29,797	THB	1,077,760	Citibank N.A.	10/15/15	119
USD	154,068	TRY	454,653	Citibank N.A.	10/15/15	4,537
USD	99,789	TRY	294,726	Citibank N.A.	10/15/15	2,857
USD	64,271	TRY	189,868	Citibank N.A.	10/15/15	1,825
USD	73,882	TRY	219,285	Citibank N.A.	10/15/15	1,762
USD	44,543	TRY	132,136	Citibank N.A.	10/15/15	1,085
USD	47,000	TRY	140,612	Citibank N.A.	10/15/15	754
USD	30,000	TRY	89,659	Citibank N.A.	10/15/15	512
USD	90,000	TRY	273,060	Citibank N.A.	10/15/15	194
USD	90,000	TRY	273,303	Citibank N.A.	10/15/15	114
USD	90,000	TRY	273,429	Citibank N.A.	10/15/15	72
USD	20,000	TRY	60,763	Citibank N.A.	10/15/15	16
USD	20,000	TRY	60,852	Citibank N.A.	10/15/15	(14)
USD	93,126	TRY	284,037	Citibank N.A.	10/15/15	(291)
USD	212,990	TRY	650,045	Citibank N.A.	10/15/15	(802)
USD	136,338	TWD	4,466,444	Citibank N.A.	10/15/15	688
USD	58,000	TWD	1,893,306	Citibank N.A.	10/15/15	499
USD	8,000	TWD	259,944	Citibank N.A.	10/15/15	105
USD	192,469	ZAR	2,503,119	Citibank N.A.	10/15/15	12,328
USD	120,707	ZAR	1,569,216	Citibank N.A.	10/15/15	7,775
USD	85,000	ZAR	1,127,457	Citibank N.A.	10/15/15	3,861
USD	40,415	ZAR	530,242	Citibank N.A.	10/15/15	2,255
USD	65,000	ZAR	872,138	Citibank N.A.	10/15/15	2,235
USD	130,000	ZAR	1,776,320	Citibank N.A.	10/15/15	2,164
USD	135,000	ZAR	1,849,311	Citibank N.A.	10/15/15	1,912
USD	62,000	ZAR	842,753	Citibank N.A.	10/15/15	1,350
USD	20,000	ZAR	265,949	Citibank N.A.	10/15/15	861
USD	58,000	ZAR	799,971	Citibank N.A.	10/15/15	429
USD	111,674	ZAR	1,547,193	Citibank N.A.	10/15/15	328
USD	103,700	ZAR	1,436,712	Citibank N.A.	10/15/15	305
USD	58,000	ZAR	801,844	Citibank N.A.	10/15/15	294
USD	29,000	ZAR	399,650	Citibank N.A.	10/15/15	239
USD	35,685	ZAR	494,461	Citibank N.A.	10/15/15	101
USD	25,197	ZAR	349,093	Citibank N.A.	10/15/15	74
ZAR	2,168,744	USD	155,000	Citibank N.A.	10/15/15	1,077
ZAR	2,267,102	USD	163,000	Citibank N.A.	10/15/15	155

96

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	4,774,128	USD	344,000	Citibank N.A.	10/15/15	$ (423)
ZAR	702,583	USD	51,710	Citibank N.A.	10/15/15	(1,147)
ZAR	2,063,130	USD	150,000	Citibank N.A.	10/15/15	(1,524)
ZAR	406,490	USD	31,110	Citibank N.A.	10/15/15	(1,856)
ZAR	510,682	USD	39,000	Citibank N.A.	10/15/15	(2,248)
ZAR	1,355,150	USD	100,000	Citibank N.A.	10/15/15	(2,475)
ZAR	1,391,828	USD	105,000	Citibank N.A.	10/15/15	(4,835)
ZAR	1,158,737	USD	88,656	Citibank N.A.	10/15/15	(5,266)
ZAR	2,358,094	USD	181,000	Citibank N.A.	10/15/15	(11,296)
CAD	51,000	USD	38,167	Citibank N.A.	10/29/15	44
GBP	4,000	USD	6,064	Citibank N.A.	10/29/15	(14)
USD	408,150	CAD	541,000	Citibank N.A.	10/29/15	2,816
USD	361,116	CHF	350,000	Citibank N.A.	10/29/15	1,632
USD	83,590	CHF	81,000	Citibank N.A.	10/29/15	395
USD	3,427,743	EUR	3,031,000	Citibank N.A.	10/29/15	39,403
USD	1,223,335	EUR	1,082,000	Citibank N.A.	10/29/15	13,772
USD	2,246,216	GBP	1,460,000	Citibank N.A.	10/29/15	37,916
USD	166,290	GBP	108,000	Citibank N.A.	10/29/15	2,937
USD	245,799	HKD	1,905,000	Citibank N.A.	10/29/15	(1)
USD	1,103,609	JPY	132,140,000	Citibank N.A.	10/29/15	1,728
USD	180,502	SGD	253,500	Citibank N.A.	10/29/15	2,549
BRL	872,080	USD	213,494	Citibank N.A.	11/4/15	3,621
BRL	342,975	USD	85,000	Citibank N.A.	11/4/15	388
USD	82,071	BRL	325,985	Citibank N.A.	11/4/15	913
USD	45,844	BRL	182,707	Citibank N.A.	11/4/15	357
USD	58,198	BRL	232,846	Citibank N.A.	11/4/15	229
USD	81,077	BRL	325,985	Citibank N.A.	11/4/15	(81)

Total						$194,018

Financial futures contracts as of September 30, 2015:

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Ten Year U.S. Treasury Bonds	13	December, 2015	$(12,994)	USD	1,660,552	Credit Suisse Securities (USA) LLC
Five Year U.S. Treasury Bonds	2	December, 2015	(1,063)	USD	239,969	Credit Suisse Securities (USA) LLC

Total			$(14,057)

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Thirty Year U.S. Treasury Bonds	4	December, 2015	$4,453	USD	637,172	Credit Suisse Securities (USA) LLC

97

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Credit default swaps as of September 30, 2015:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)		Value
5.00%	CNH Industrial Finance Europe SA	Barclays Bank Plc	6/20/20	Buy	EUR	17	$(1,250)
5.00%	CNH Industrial Finance Europe SA	Citibank N.A.	6/20/20	Sell	EUR	15 (a)	904
5.00%	CNH Industrial Finance Europe SA	Citibank N.A.	6/20/20	Sell	EUR	15 (a)	904
5.00%	CNH Industrial Finance Europe SA	JP Morgan Chase Bank, N.A.	6/20/20	Buy	EUR	13	(956)
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	26	1,212
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	26	1,212
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	16	746
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	11	513
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	11	513
5.00%	INEOS Group Holdings SA	Morgan Stanley & Co.	12/20/20	Buy	EUR	5	233
5.00%	CDX.NA.HY, Series 25	Citigroup Global Markets, Inc.	12/20/20	Sell	USD	2,200 (a)	4,069
5.00%	iTraxx Europe Crossover Series 24	Citigroup Global Markets, Inc.	12/20/20	Sell	EUR	2,000 (a)	130,073

Total (Premiums paid $107,626)							$138,173

(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

98

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Abbreviations used are defined below:

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Isreali New Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romania Leu

RUB - Russian Ruble

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

99

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Total Return Credit Fund (cont.)

September 30, 2015

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Foreign Government Bonds	31.35%
Telecom Services	16.10%
Consumer Discretionary	8.50%
Health Care	6.86%
Industrials	6.48%
Financials	6.36%
Information Technology	5.49%
Energy	4.81%
Consumer Staples	3.30%
Materials	1.50%
Utilities	1.14%
Other*	8.11%

100.00%

*	Includes cash, Investment Company, credit default swaps, futures, interest and dividend receivable, pending trades and Fund share transactions, options, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

100

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2015

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Assets:
Investments, at value (cost $28,035,957, $19,315,554, $31,237,137 and $21,485,085, respectively)	$ 26,654,614	$ 18,496,222	$ 29,600,949	$ 20,676,580
Cash	180,681	—	5,107	—
Cash due to broker for options contracts	—	144,542	—	—
Cash at broker for financial futures contracts	153,191	87,831	21,457	6,450
Segregated cash and foreign currency for options contracts and swap contracts	—	1,225	237,742	8,524
Foreign currency, at value (cost $137,192, $558,758, $484,049 and $249,086, respectively)	137,335	556,847	477,147	244,779
Credit default swaps at value (premiums paid $9,612, $0, $5,012 and $0, respectively)	8,985	—	7,068	—
Interest and dividends receivable	338,407	247,116	494,169	53,449
Receivable from advisor	—	11,990	11,123	7,439
Receivable for capital shares issued	—	—	—	901
Receivable for investments sold	364,946	121,760	506,614	—
Unrealized appreciation on futures contracts	11,938	17,630	—	—
Unrealized appreciation on interest rate swaps contracts	79,153	—	—	—
Unrealized appreciation on forward foreign exchange contracts	691,285	104,442	73,490	44,615
Prepaid expenses and other assets	8,642	8,216	8,353	6,766

Total Assets	28,629,177	19,797,821	31,443,219	21,049,503

Liabilities:
Payable for investments purchased	585,784	320,105	1,203,871	—
Payable to broker	290,000	—	—	—
Credit default swaps at value (premiums received $0, $31,283, $9,798 and $0, respectively)	—	31,194	3,677	—
Unrealized depreciation on forward foreign currency exchange contracts	766,839	49,916	341	2
Unrealized depreciation on interest rate swaps contracts	508	—	—	—
Unrealized depreciation on futures contracts	9,448	—	—	—
Foreign withholding tax payable	10,448	1,677	—	—
Accrued expenses and other payables:
Investment advisory fees	37,146	—	—	—
Accounting fees	7,122	7,112	7,201	7,134
Audit fees	42,595	42,595	45,758	51,789
Trustee fees	104	11	16	10
Distribution fees	129	48	252	—
Shareholder reports	5,634	—	—	669
Transfer agent fees	4,397	1,239	4,384	975
Other	39,247	9,685	11,077	9,787

Total Liabilities	1,799,401	463,582	1,276,577	70,366

Net Assets	$ 26,829,776	$ 19,334,239	$ 30,166,642	$ 20,979,137

101

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2015

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Net Assets Consist Of:
Capital	$51,066,861	$20,776,860	$31,430,346	$21,449,585
Undistributed net investment income and distributions in excess of net investment income	(17,567,311)	51,917	147,841	(236,063)
Accumulated net realized gains (losses) from investment transactions, futures contracts, swap contracts, written options and foreign currency	(5,272,113)	(743,945)	150,400	530,496
Net unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency	(1,397,661)	(750,593)	(1,561,945)	(764,881)

Net Assets	$26,829,776	$19,334,239	$30,166,642	$20,979,137

Net Assets:
Class A	$241,497	$10,202	$505,046	N/A
Class I	26,588,279	19,324,037	29,661,596	$20,979,137

Total	$26,829,776	$19,334,239	$30,166,642	$20,979,137

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	27,964	1,096	51,436	N/A
Class I	3,075,657	2,074,667	3,019,562	2,059,574

Total	3,103,621	2,075,763	3,070,998	2,059,574

Net Asset Values and Redemption Prices Per Share:
Class A	$8.64	$9.31	$9.82	N/A

Class I	$8.64	$9.31	$9.82	$10.19

Maximum Offering Prices Per Share:
Class A	$9.02	$9.72	$10.26	N/A

Maximum Sales Charge - Class A	4.25%	4.25%	4.25%	N/A

102

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2015

	RBC BlueBay Absolute Return Fund	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	RBC BlueBay Total Return Credit Fund
Assets:
Investments, at value (cost $458,747,430, $14,017,545 and $64,017,761, respectively)	$440,149,667	$ 13,667,032	$60,932,228
Cash	8,572	677,535	507,689
Cash at broker for financial futures contracts	3,668,271	305,859	436,903
Segregated cash and foreign currency for options contracts and swap contracts	15,098,262	284,373	678,815
Foreign currency, at value (cost $10,131,599, $0 and $698,597, respectively)	10,072,353	—	689,879
Credit default swaps at value (premiums paid $1,547,966, $122,555 and $119,367, respectively)	2,316,219	121,637	140,379
Interest and dividends receivable	6,385,012	152,096	837,422
Receivable for capital shares issued	543,022	—	—
Receivable for investments sold	57,520,201	2,232,570	768,345
Unrealized appreciation on futures contracts	44,105	235	4,453
Unrealized appreciation on interest rate swaps contracts	360,347	928	—
Unrealized appreciation on forward foreign exchange contracts	5,088,564	421,608	388,802
Prepaid expenses and other assets	17,159	10,761	10,761

Total Assets	541,271,754	17,874,634	65,395,676

Liabilities:
Payable for capital shares redeemed	963,442	—	—
Payable for investments purchased	1,393,059	2,864,877	1,702,300
Payable to broker	4,045,000	—	—
Credit default swaps at value (premiums received $3,878,869, $311,359 and $11,741, respectively)	4,968,484	311,936	2,206
Unrealized depreciation on forward foreign currency exchange contracts	999,184	488,089	194,784
Unrealized depreciation on interest rate swaps contracts	1,387,092	83,436	—
Unrealized depreciation on futures contracts	1,520,936	1,094	14,057
Foreign withholding tax payable	11,106	—	2,181
Accrued expenses and other payables:
Investment advisory fees	295,756	827	26,176
Accounting fees	11,966	7,066	7,449
Distribution fees	11,711	—	—
Audit fees	49,098	41,650	41,650
Trustee fees	255	10	16
Shareholder reports	20,242	508	1,732
Transfer agent fees	132,472	590	620
Offering costs	—	36,908	36,908
Other	48,787	7,419	25,705

Total Liabilities	15,858,590	3,844,410	2,055,784

Net Assets	$525,413,164	$ 14,030,224	$63,339,892

103

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2015

	RBC BlueBay Absolute Return Fund	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	RBC BlueBay Total Return Credit Fund
Net Assets Consist Of:
Capital	$545,532,090	$14,987,064	$65,895,584
Undistributed net investment income	(13,297,091)	(233,378)	4,750
Accumulated net realized losses from investment transactions, futures contracts, swap contracts, written options and foreign currency	10,673,473	(219,617)	322,464
Net unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency	(17,495,308)	(503,845)	(2,882,906)

Net Assets	$525,413,164	$14,030,224	$63,339,892

Net Assets:
Class A	$4,298,572	N/A	N/A
Class C	4,657,351	N/A	N/A
Class I	516,457,241	$14,030,224	$63,339,892

Total	$525,413,164	$14,030,224	$63,339,892

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	439,077	N/A	N/A
Class C	478,746	N/A	N/A
Class I	52,681,538	1,502,744	6,615,867

Total	53,599,361	1,502,744	6,615,867

Net Asset Values and Redemption Prices Per Share:
Class A	$9.79	N/A	N/A

Class C	$9.73	N/A	N/A

Class I	$9.80	$9.34	$9.57

Maximum Offering Prices Per Share:
Class A	$10.22	N/A	N/A

Maximum Sales Charge - Class A	4.25%	N/A	N/A

See Notes to Financial Statements.

104

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2015

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Investment Income:
Interest income (loss)	$5,945,294	$1,113,746	$1,796,547	$(9,445)
Dividend income	—	—	—	23,361
Foreign tax withholding	(35,092)	(1,978)	—	(2,221)

Total Investment Income	5,910,202	1,111,768	1,796,547	11,695

Expenses:
Investment advisory fees	940,826	178,873	228,268	165,086
Distribution fees - Class A	491	26	1,086	—
Accounting fees	49,272	44,052	44,631	44,101
Audit fees	43,422	43,329	46,498	53,152
Custodian fees	167,435	35,080	24,469	26,842
Insurance fees	6,200	6,200	6,200	6,200
Legal fees	35,907	5,003	7,216	4,158
Registration and filing fees	39,685	38,142	38,543	21,192
Shareholder reports	15,957	2,189	3,388	1,977
Transfer agent fees - Class A	3,796	3,541	3,618	—
Transfer agent fees - Class I	113,138	4,008	17,713	4,469
Trustees’ fees	4,629	729	1,116	766
Other fees	16,457	9,481	16,934	15,513

Total expenses before fee waiver/reimbursement	1,437,215	370,653	439,680	343,456
Expenses waived/reimbursed by:
Advisor	(307,733)	(173,735)	(195,091)	(156,359)

Net Expenses	1,129,482	196,918	244,589	187,097

Net Investment Income	4,780,720	914,850	1,551,958	(175,402)

Realized/Unrealized Gains (Losses):
Net realized gains/(losses) on:
Investment transactions	(5,601,057)	(830,196)	(135,644)	1,322,801
Foreign currency transactions	(17,389,062)	(127,044)	36,507	151,894
Written options	—	2,250	(51,731)	(180,984)
Futures contracts	(13,366)	9,607	(27,593)	(38,927)
Swap agreements	444,085	15,103	(58,006)	—

Net realized gains (losses)	(22,559,400)	(930,280)	(236,467)	1,254,784

Net change in unrealized appreciation/(depreciation) on:
Investments	7,499,867	(794,144)	(1,141,012)	(581,729)
Foreign currency	(833,388)	11,989	(14,825)	(117,555)
Written options	—	—	—	(10,240)
Futures contracts	2,490	7,160	(151)	—
Swap contracts	1,249,859	17,056	9,060	—

Net unrealized gains (losses)	7,918,828	(757,939)	(1,146,928)	(709,524)

Change in net assets resulting from operations	$(9,859,852)	$(773,369)	$168,563	$369,858

105

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2015

	RBC BlueBay Absolute Return Fund	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund(a)	RBC BlueBay Total Return Credit Fund(a)
Investment Income:
Interest income	$14,038,554	$583,176	$1,715,265
Dividend income	—	—	9,841
Foreign tax withholding	(17,110)	(81)	(17,703)

Total Investment Income	14,021,444	583,095	1,707,403

Expenses:
Investment advisory fees	4,646,743	137,226	363,954
Distribution fees - Class A	15,672	—	—
Distribution fees - Class C	66,616	—	—
Accounting fees	73,978	35,350	36,894
Audit fees	50,048	41,650	41,650
Custodian fees	107,435	30,542	53,198
Insurance fees	6,738	2,536	2,536
Legal fees	102,373	3,071	13,134
Registration and filing fees	64,759	4,374	4,399
Shareholder reports	81,584	1,304	3,984
Transfer agent fees - Class A	5,567	—	—
Transfer agent fees - Class C	4,527	—	—
Transfer agent fees - Class I	736,120	4,455	4,553
Offering costs	—	39,936	39,936
Trustees’ fees	21,119	397	1,341
Other fees	15,287	4,632	16,392

Total expenses before fee waiver/reimbursement	5,998,566	305,473	581,971
Expenses (waived/reimbursed)/Recouped by:
Advisor	(32,020)	(156,314)	(153,788)

Net Expenses	5,966,546	149,159	428,183

Net Investment Income	8,054,898	433,936	1,279,220

Realized/Unrealized Gains (Losses):
Net realized gains/(losses) on:
Investment transactions	6,342,322	(798,399)	465,135
Foreign currency transactions	6,361,017	(292,204)	(396,222)
Written options	3,930,924	—	(44,508)
Futures contracts	(15,636,041)	(76,676)	(320,329)
Swap agreements	(543,468)	267,412	(52,839)

Net realized gains (losses)	454,754	(899,867)	(348,763)

Net change in unrealized appreciation/(depreciation) on:
Investments	(18,301,670)	(350,513)	(3,085,533)
Foreign currency	(4,583,577)	(68,470)	181,684
Futures contracts	(1,847,584)	(859)	(9,604)
Swap contracts	(655,899)	(84,003)	30,547

Net unrealized losses	(25,388,730)	(503,845)	(2,882,906)

Change in net assets resulting from operations	$(16,879,078)	$(969,776)	$(1,952,449)

(a) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

See Notes to the Financial Statements.

106

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Select Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$4,780,720	$8,275,240
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(22,559,400)	(1,982,773)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	7,918,828	(2,034,718)

Change in net assets resulting from operations	(9,859,852)	4,257,749

Distributions to Class A Shareholders:
From net investment income	(223)	(185)
Return of capital	—	(154)
Distributions to Class I Shareholders:
From net investment income	(1,720,316)	(4,940,029)
Return of capital	—	(3,355,683)

Change in net assets resulting from shareholder distributions	(1,720,539)	(8,296,051)

Capital Transactions:
Proceeds from shares issued	27,516,199	59,340,955
Distributions reinvested	1,413,820	6,954,853
Cost of shares redeemed	(206,543,735)	(32,115,324)

Change in net assets resulting from capital transactions	(177,613,716)	34,180,484

Net increase (decrease) in net assets	(189,194,107)	30,142,182

Net Assets:
Beginning of year	216,023,883	185,881,701

End of year	$26,829,776	$216,023,883

Undistributed (distributions in excess of) net investment income	$(17,567,311)	$350,316

Share Transactions:
Issued	3,029,711	5,948,052
Reinvested	145,908	698,218
Redeemed	(22,238,227)	(3,221,660)

Change in shares resulting from capital transactions	(19,062,608)	3,424,610

See Notes to Financial Statements.

107

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Emerging Market Corporate Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$914,850	$853,824
Net realized gains (losses) from investments, foreign currency, futures contracts, written options and swap contracts transactions	(930,280)	219,939
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, written options and swap contracts	(757,939)	506,807

Change in net assets resulting from operations	(773,369)	1,580,570

Distributions to Class A Shareholders:
From net investment income	(277)	(339)
From net realized gains	(80)	—
Distributions to Class I Shareholders:
From net investment income	(599,359)	(851,519)
From net realized gains	(165,327)	(14,865)

Change in net assets resulting from shareholder distributions	(765,043)	(866,723)

Capital Transactions:
Proceeds from shares issued	773,219	2,665,426
Distributions reinvested	731,016	806,816
Cost of shares redeemed	(3,281,516)	(462,871)

Change in net assets resulting from capital transactions	(1,777,281)	3,009,371

Net increase (decrease) in net assets	(3,315,693)	3,723,218

Net Assets:
Beginning of year	22,649,932	18,926,714

End of year	$19,334,239	$22,649,932

Undistributed net investment income	$51,917	$1,802

Share Transactions:
Issued	78,259	267,421
Reinvested	74,610	80,832
Redeemed	(334,083)	(46,845)

Change in shares resulting from capital transactions	(181,214)	301,408

See Notes to Financial Statements.

108

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Global High Yield Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$1,551,958	$1,644,444
Net realized gains (losses) from investments, foreign currency, futures contracts, written options and swap contracts transactions	(236,467)	918,398
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, written options and swap contracts	(1,146,928)	(371,142)

Change in net assets resulting from operations	168,563	2,191,700

Distributions to Class A Shareholders:
From net investment income	(8,939)	(880)
From net realized gains	(18,004)	—
Distributions to Class I Shareholders:
From net investment income	(885,391)	(1,728,882)
From net realized gains	(1,210,890)	(327,407)

Change in net assets resulting from shareholder distributions	(2,123,224)	(2,057,169)

Capital Transactions:
Proceeds from shares issued	2,654,912	3,967,349
Distributions reinvested	2,071,727	2,024,604
Cost of shares redeemed	(7,265,510)	(984,810)

Change in net assets resulting from capital transactions	(2,538,871)	5,007,143

Net increase (decrease) in net assets	(4,493,532)	5,141,674

Net Assets:
Beginning of year	34,660,174	29,518,500

End of year	$30,166,642	$34,660,174

Undistributed (distributions in excess of) net investment income	$147,841	$(4,043)

Share Transactions:
Issued	259,863	376,691
Reinvested	206,952	193,016
Redeemed	(723,191)	(93,333)

Change in shares resulting from capital transactions	(256,376)	476,374

See Notes to Financial Statements.

109

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Global Convertible Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$(175,402)	$81,320
Net realized gains from investments, futures contracts, written options and foreign currency transactions	1,254,784	2,191,346
Net change in unrealized appreciation/(depreciation) on investments, foreign currency and written options	(709,524)	(1,224,479)

Change in net assets resulting from operations	369,858	1,048,187

Distributions to Class I Shareholders:
From net investment income	(259,328)	(741,593)
From net realized gains	(1,996,048)	(1,121,705)

Change in net assets resulting from shareholder distributions	(2,255,376)	(1,863,298)

Capital Transactions:
Proceeds from shares issued	5,627,705	1,486,805
Distributions reinvested	2,176,604	1,859,797
Cost of shares redeemed	(6,132,816)	(1,458)

Change in net assets resulting from capital transactions	1,671,493	3,345,144

Net increase (decrease) in net assets	(214,025)	2,530,033

Net Assets
Beginning of year	21,193,162	18,663,129

End of year	$20,979,137	$21,193,162

Distributions in excess of net investment income	$(236,063)	$(138,332)

Share Transactions:
Issued	534,077	132,096
Reinvested	213,483	169,004
Redeemed	(592,562)	(130)

Change in shares resulting from capital transactions	154,998	300,970

See Notes to Financial Statements.

110

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Absolute Return Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$8,054,898	$8,872,816
Net realized gains from investments, foreign currency, futures contracts, written options and swap contracts transactions	454,754	4,384,510
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	(25,388,730)	5,935,075

Change in net assets resulting from operations	(16,879,078)	19,192,401

Distributions to Class A Shareholders:
From net investment income	(16,365)	(22,095)
From net realized gains	(236,919)	—
Distributions to Class C Shareholders:
From net investment income	(2,573)	(5,208)
From net realized gains	(198,715)	—
Distributions to Class I Shareholders:
From net investment income	(1,625,724)	(8,105,671)
From net realized gains	(16,161,209)	—

Change in net assets resulting from shareholder distributions	(18,241,505)	(8,132,974)

Capital Transactions:
Proceeds from shares issued	313,108,149	267,410,143
Distributions reinvested	4,588,969	617,172
Cost of shares redeemed	(320,296,044)	(224,824,785)

Change in net assets resulting from capital transactions	(2,598,926)	43,202,530

Net increase (decrease) in net assets	(37,719,509)	54,261,957
Net Assets:
Beginning of year	563,132,673	508,870,716

End of year	$525,413,164	$563,132,673

Distributions in excess of net investment income	$(13,297,091)	$(465,432)

Share Transactions:
Issued	30,863,627	25,581,882
Reinvested	457,249	59,198
Redeemed	(31,868,183)	(21,651,858)

Change in shares resulting from capital transactions	(547,307)	3,989,222

See Notes to Financial Statements.

111

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund
For the Period Ended September 30, 2015(a)
From Investment Activities:
Operations:
Net investment income	$433,936
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(899,867)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	(503,845)

Change in net assets resulting from operations	(969,776)

Distributions to Class I Shareholders:
From net investment income	(27,000)

Change in net assets resulting from shareholder distributions	(27,000)

Capital Transactions:
Proceeds from shares issued	15,000,000
Distributions reinvested	27,000
Cost of shares redeemed	—

Change in net assets resulting from capital transactions	15,027,000

Net increase in net assets	14,030,224

Net Assets:
Beginning of period	—

End of period	$14,030,224

Distributions in excess of net investment income	$(233,378)

Share Transactions:
Issued	1,500,000
Reinvested	2,744
Redeemed	—

Change in shares resulting from capital transactions	1,502,744

(a) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

112

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

RBC BlueBay Total Return Credit Fund
For the Period Ended September 30, 2015(a)
From Investment Activities:
Operations:
Net investment income	$1,279,220
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(348,763)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	(2,882,906)

Change in net assets resulting from operations	(1,952,449)

Distributions to Class I Shareholders:
From net investment income	(643,179)

Change in net assets resulting from shareholder distributions	(643,179)

Capital Transactions:
Proceeds from shares issued	70,294,750
Distributions reinvested	641,270
Cost of shares redeemed	(5,000,500)

Change in net assets resulting from capital transactions	65,935,520

Net increase in net assets	63,339,892
Net Assets:
Beginning of period	—

End of period	$63,339,892

Undistributed net investment income	$4,750

Share Transactions:
Issued	7,065,394
Reinvested	63,870
Redeemed	(513,397)

Change in shares resulting from capital transactions	6,615,867

(a) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

113

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$9.75	$9.83

Net investment income(b)	0.40	0.33
Realized and unrealized gains (losses)	(1.44)	(0.08)

Total from investment activities	(1.04)	0.25

Distributions:
Net investment income	(0.07)	(0.18)
Return of capital	—	(0.15)

Total distributions	(0.07)	(0.33)

Net asset value, end of period	$8.64	$9.75

Total Return:*(c)	(10.72)%	2.51%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.15%	1.25%(e)
Ratio of Net Investment Income to Average Net Assets	4.32%	3.91%(e)
Ratio of Expenses to Average Net Assets**	3.84%	53.32%(e)

Net assets, end of period (in thousands)	$241	$10
Portfolio turnover***	282%	233%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

114

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.75	$9.92	$10.88	$10.00

Net investment income(b)	0.36	0.40	0.30	0.24
Realized and unrealized gains (losses)	(1.39)	(0.17)	(0.78)	0.91

Total from investment activities	(1.03)	0.23	(0.48)	1.15

Distributions:
Net investment income	(0.08)	(0.24)	(0.11)	(0.27)
Realized gains	—	—	(0.18)	—
Return of capital	—	(0.16)	(0.19)	—

Total distributions	(0.08)	(0.40)	(0.48)	(0.27)

Net asset value, end of period	$8.64	$9.75	$9.92	$10.88

Total Return:(c)	(10.67)%	2.32%	(4.70)%	11.60%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.90%	1.00%	1.00%	1.00%(e)
Ratio of Net Investment Income to Average Net Assets	3.81%	4.04%	2.79%	2.76%(e)
Ratio of Expenses to Average Net Assets*	1.14%	1.05%	1.10%	1.59%(e)

Net assets, end of period (in thousands)	$26,588	$216,014	$185,882	$122,097
Portfolio turnover**	282%	233%	203%	110%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

115

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Corporate Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$10.03	$9.75

Net investment income(b)	0.40	0.32
Realized and unrealized gains (losses)	(0.78)	0.29

Total from investment activities	(0.38)	0.61

Distributions:
Net investment income	(0.26)	(0.33)
Realized gains	(0.08)	—

Total distributions	(0.34)	(0.33)

Net asset value, end of period	$9.31	$10.03

Total Return:*(c)	(3.99)%	6.27%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.19%(e)	1.40%(f)
Ratio of Net Investment Income to Average Net Assets	4.10%	3.86%(f)
Ratio of Expenses to Average Net Assets**	35.45%	53.53%(f)

Net assets, end of period (in thousands)	$10	$11
Portfolio turnover***	172%	180%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.83% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

116

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Corporate Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.04	$9.68	$10.91	$10.00

Net investment income(b)	0.43	0.41	0.43	0.37
Realized and unrealized gains (losses)	(0.80)	0.37	(0.60)	0.91

Total from investment activities	(0.37)	0.78	(0.17)	1.28

Distributions:
Net investment income	(0.28)	(0.41)	(0.44)	(0.37)
Realized gains	(0.08)	(0.01)	(0.62)	—

Total distributions	(0.36)	(0.42)	(1.06)	(0.37)

Net asset value, end of period	$9.31	$10.04	$9.68	$10.91

Total Return:(c)	(3.77)%	8.02%	(1.98)%	13.06%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.94%(e)	1.15%	1.15%	1.15%(f)
Ratio of Net Investment Income to Average Net Assets	4.35%	4.12%	4.18%	4.24%(f)
Ratio of Expenses to Average Net Assets*	1.74%	1.78%	1.96%	3.10%(f)

Net assets, end of period (in thousands)	$19,324	$22,639	$18,927	$17,623
Portfolio turnover**	172%	180%	182%	151%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.58% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

117

FINANCIAL HIGHLIGHTS

RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$10.41	$10.41

Net investment income(b)	0.46	0.41
Realized and unrealized gains/(losses)	(0.44)	0.04

Total from investment activities	0.02	0.45

Distributions:
Net investment income	(0.26)	(0.45)
Realized gains	(0.35)	—

Total distributions	(0.61)	(0.45)

Net asset value, end of period	$9.82	$10.41

Total Return:*(c)	0.15%	4.38%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.98%(e)	1.20%(f)
Ratio of Net Investment Income to Average Net Assets	4.53%	4.62%(f)
Ratio of Expenses to Average Net Assets**	2.38%	25.84%(f)

Net assets, end of period (in thousands)	$505	$29
Portfolio turnover***	128%	116%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.70% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

118

FINANCIAL HIGHLIGHTS

RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.42	$10.35	$10.76	$10.00

Net investment income(b)	0.48	0.53	0.60	0.53
Realized and unrealized gains (losses)	(0.45)	0.21	(0.02)	0.76

Total from investment activities	0.03	0.74	0.58	1.29

Distributions:
Net investment income	(0.28)	(0.56)	(0.60)	(0.53)
Realized gains	(0.35)	(0.11)	(0.39)	—

Total distributions	(0.63)	(0.67)	(0.99)	(0.53)

Net asset value, end of period	$9.82	$10.42	$10.35	$10.76

Total Return:(c)	0.28%	7.36%	5.54%	13.16%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.75%(e)	0.95%	0.95%	0.95%(f)
Ratio of Net Investment Income to Average Net Assets	4.76%	5.05%	5.64%	6.15%(f)
Ratio of Expenses to Average Net Assets*	1.33%	1.30%	1.52%	2.40%(f)

Net assets, end of period (in thousands)	$29,662	$34,631	$29,519	$22,624
Portfolio turnover**	128%	116%	117%	87%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.45% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

119

FINANCIAL HIGHLIGHTS

RBC BlueBay Global Convertible Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$ 11.13	$ 11.64	$ 10.63	$ 10.00
Net investment income/loss(b)	(0.09)	0.05	0.24	0.22
Realized and unrealized gains/losses	0.31	0.59	1.23	0.64
Total from investment activities	0.22	0.64	1.47	0.86
Distributions:
Net investment income	(0.13)	(0.45)	(0.24)	(0.23)
Realized gains	(1.03)	(0.70)	(0.22)	—
Total distributions	(1.16)	(1.15)	(0.46)	(0.23)
Net asset value, end of period	$ 10.19	$ 11.13	$ 11.64	$ 10.63

Total Return:(c)	2.37%	5.75%	14.20%	8.65%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.85%	1.00%	1.00%	1.00%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.80)%(f)	0.41%	2.18%	2.56%(e)
Ratio of Expenses to Average Net Assets*	1.56%(f)	1.60%	1.77%	2.89%(e)

Net assets, end of period (in thousands)	$20,979	$21,193	$18,663	$16,778
Portfolio turnover**	82%	139%	91%	25%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.
(f)	In the fiscal year September 30, 2016, the Fund corrected its previously reported Ratio of Net Investment Income to Average Net Assets and Ratio of Expenses to Average Net Assets for the year ended September 30, 2015. The amounts previously disclosed were 0.61% and (0.80)%, respectively. This immaterial correction had no impact on the Fund’s previously reported total return, net assets or net asset value per share.

See Notes to Financial Statements.

120

FINANCIAL HIGHLIGHTS

RBC BlueBay Absolute Return Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$10.41	$10.26

Net investment income(b)	0.11	0.10
Realized and unrealized gains/(losses)	(0.42)	0.18

Total from investment activities	(0.31)	0.28

Distributions:
Net investment income	(0.02)	(0.13)
Realized gains	(0.29)	—

Total distributions	(0.31)	(0.13)

Net asset value, end of period	$9.79	$10.41

Total Return:*(c)	(2.90)%	2.61%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.20%	1.20%(e)
Ratio of Net Investment Income to Average Net Assets	1.05%	1.16%(e)
Ratio of Expenses to Average Net Assets**	1.17%	1.35%(e)

Net assets, end of period (in thousands)	$4,299	$6,365
Portfolio turnover***	210%	218%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

121

FINANCIAL HIGHLIGHTS

RBC BlueBay Absolute Return Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class C
Per Share Operating Performance:
Net asset value, beginning of period	$10.40	$10.52

Net investment income(b)	0.03	0.02
Realized and unrealized gains (losses)	(0.41)	(0.13)

Total from investment activities	(0.38)	(0.11)

Distributions:
Net investment income	— (c)	(0.01)
Realized gains	(0.29)	—

Total distributions	(0.29)	(0.01)

Net asset value, end of period	$9.73	$10.40

Total Return:*(d)	(3.58)%	(1.16)%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.92%	1.95%(f)
Ratio of Net Investment Income to Average Net Assets	0.33%	0.37%(f)
Ratio of Expenses to Average Net Assets**	1.90%	1.96%(f)

Net assets, end of period (in thousands)	$4,657	$6,952
Portfolio turnover***	210%	218%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from June 24, 2014 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

122

FINANCIAL HIGHLIGHTS

RBC BlueBay Absolute Return Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.40	$10.15	$10.00

Net investment income(b)	0.13	0.19	0.11
Realized and unrealized gains/(losses)	(0.41)	0.24	0.12

Total from investment activities	(0.28)	0.43	0.23

Distributions:
Net investment income	(0.03)	(0.18)	(0.02)
Realized gains	(0.29)	—	— (c)
Return of capital	—	—	(0.06)

Total distributions	(0.32)	(0.18)	(0.08)

Net asset value, end of period	$9.80	$10.40	$10.15

Total Return:(d)	(2.54)%	4.12%	2.31%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.95%	0.95%	0.95%(f)
Ratio of Net Investment Income to Average Net Assets	1.31%	1.83%	1.27%(f)
Ratio of Expenses to Average Net Assets*	0.96%	0.98%	0.97%(f)

Net assets, end of period (in thousands)	$516,457	$549,816	$508,871
Portfolio turnover**	210%	218%	338%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2012 (commencement of operations) to September 30, 2013.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

123

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended September 30, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.29
Realized and unrealized gains/(losses)	(0.93)

Total from investment activities	(0.64)

Distributions:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$9.34

Total Return:(c)	(6.53)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.25%(e)
Ratio of Net Investment Income to Average Net Assets	3.64%(e)
Ratio of Expenses to Average Net Assets*	2.49%(e)

Net assets, end of period (in thousands)	$14,030
Portfolio turnover**	693%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

124

FINANCIAL HIGHLIGHTS

RBC BlueBay Total Return Credit Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended September 30, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.24
Realized and unrealized gains/(losses)	(0.54)

Total from investment activities	(0.30)

Distributions:
Net investment income	(0.13)

Total distributions	(0.13)

Net asset value, end of period	$9.57

Total Return:(c)	(3.08)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%(e)
Ratio of Net Investment Income to Average Net Assets	2.99%(e)
Ratio of Expenses to Average Net Assets*	1.34%(e)

Net assets, end of period (in thousands)	$63,340
Portfolio turnover**	193%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

125

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 23 portfolios. This report includes the following seven investment portfolios (each a “Fund” and collectively, the “Funds”):

-	RBC BlueBay Emerging Market Select Bond Fund (“Emerging Market Select Bond Fund”)
-	RBC BlueBay Emerging Market Corporate Bond Fund (“Emerging Market Corporate Bond Fund”)
-	RBC BlueBay Global High Yield Bond Fund (“Global High Yield Bond Fund”)
-	RBC BlueBay Global Convertible Bond Fund (“Global Convertible Bond Fund”)
-	RBC BlueBay Absolute Return Fund (“Absolute Return Fund”)
-	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (“Emerging Market Unconstrained Fixed Income Fund”)
-	RBC BlueBay Total Return Credit Fund (“Total Return Credit Fund”)

The Funds offer three share classes: Class I shares are offered by each fund; Class A shares are offered by each fund except Global Convertible Bond Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund and Class C shares are only offered by Absolute Return Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered with a 1.00% CDSC for redemption within 12 months of purchase. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay” or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. BlueBay Asset Management USA LLC (“BlueBay US”) also acts as a sub-advisor for the Global High Yield Bond Fund, the Absolute Return Fund, and the Total Return Credit Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

2. Significant Accounting Policies:

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the close of regular trading on the exchange and are categorized as Level 1 in the fair value hierarchy. An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also

126

NOTES TO FINANCIAL STATEMENTS

categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Option contracts traded in the over-the-counter market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management, compliance, and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided

127

NOTES TO FINANCIAL STATEMENTS

by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of its investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

128

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2015 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Select Bond Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$1,064,235	$—	$1,064,235
Foreign Government Bonds	—	20,164,281	—	20,164,281
Investment Company	5,426,098	—	—	5,426,098
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	11,938	—	—	11,938
Interest rate swaps	—	79,153	—	79,153
Foreign currency exchange contracts - forward contracts	—	691,285	—	691,285
Credit contracts:
Credit default swaps	—	8,985	—	8,985

Total Assets	$5,438,036	$22,007,939	$—	$27,445,975

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(9,448)	$—	$—	$(9,448)
Interest rate swaps	—	(508)	—	(508)
Foreign currency exchange contracts - forward contracts	—	(766,839)	—	(766,839)

Total Liabilities	$(9,448)	$(767,347)	$—	$(776,795)

Emerging Market Corporate Bond Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$15,720,335	$—	$15,720,335
Foreign Government Bonds	—	256,814	—	256,814
Investment Company	2,515,979	—	—	2,515,979
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	17,630	—	—	17,630
Foreign currency exchange contracts - forward contracts	—	104,442	—	104,442
Equity contracts:
Purchased options	3,094	—	—	3,094

Total Assets	$2,536,703	$16,081,591	$—	$18,618,294

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(49,916)	$—	$(49,916)
Credit contracts:
Credit default swaps	—	(31,194)	—	(31,194)

Total Liabilities	$—	$(81,110)	$—	$(81,110)

129

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global High Yield Bond Fund
Assets:
Investments in Securities(a)
Bank Loans	$—	$2,615,152	$—	$2,615,152
Corporate Bonds	—	23,601,283	—(b)	23,601,283
Common Stocks	42,016	8,332	—	50,348
Investment Company	3,248,516	—	—	3,248,516
Preferred Stock	—	77,378	—	77,378
Warrants/Rights	—	8,272	—	8,272
Other Financial Instruments*
Credit contracts:
Credit default swaps	—	7,068	—	7,068
Foreign currency exchange contracts - forward contracts	—	73,490	—	73,490

Total Assets	$3,290,532	$26,390,975	$—	$29,681,507

Liabilities:
Other Financial Instruments*
Credit contracts:
Credit default swaps	$—	$(3,677)	$—	$(3,677)
Foreign currency exchange contracts - forward contracts	—	(341)	—	(341)

Total Liabilities	$—	$(4,018)	$—	$(4,018)

Global Convertible Bond Fund
Assets:
Investments in Securities(a)
Convertible Bonds	$—	$17,972,164	$—	$17,972,164
Convertible Preferred Stocks	79,013	84,858	—	163,871
Investment Company	2,358,883	—	—	2,358,883
Common Stock	133,534	—	—	133,534
Other Financial Instruments*
Equity contracts:
Purchased options	48,128	—	—	48,128
Foreign currency exchange contracts - forward contracts	—	44,615	—	44,615

Total Assets	$2,619,558	$18,101,637	$—	$20,721,195

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(2)	$—	$(2)

Total Liabilities	$—	$(2)	$—	$(2)

130

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Absolute Return Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$222,501,832	$—	$222,501,832
Foreign Government Bonds	—	178,485,575	—	178,485,575
U.S. Treasury Obligations	—	12,275,277	—	12,275,277
Investment Company	26,877,740	—	—	26,877,740
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	44,105	—	—	44,105
Interest rate swaps	—	360,347	—	360,347
Credit contracts:
Credit default swaps	—	2,316,219	—	2,316,219
Equity contracts:
Purchased options	9,243	—	—	9,243
Foreign currency exchange contracts - forward contracts	—	5,088,564	—	5,088,564

Total Assets	$26,931,088	$421,027,814	$—	$447,958,902

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(1,520,936)	$—	$—	$(1,520,936)
Interest rate swaps	—	(1,387,092)	—	(1,387,092)
Credit contracts:
Credit default swaps	—	(4,968,484)	—	(4,968,484)
Foreign currency exchange contracts - forward contracts	—	(999,184)	—	(999,184)

Total Liabilities	$(1,520,936)	$(7,354,760)	$—	$(8,875,696)

Emerging Market Unconstrained Fixed Income Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$2,259,550	$—	$2,259,550
Foreign Government Bonds	—	6,134,628	—	6,134,628
Investment Company	5,272,854	—	—	5,272,854
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	235	—	—	235
Interest rate swaps	—	928	—	928
Credit contracts:
Credit default swaps	—	121,637	—	121,637
Foreign currency exchange contracts - forward contracts	—	421,608	—	421,608

Total Assets	$5,273,089	$8,938,351	$—	$14,211,440

131

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Unconstrained Fixed Income Fund
Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(1,094)	$—	$—	$(1,094)
Interest rate swaps	—	(83,436)	—	(83,436)
Credit contracts:
Credit default swaps	—	(311,936)	—	(311,936)
Foreign currency exchange contracts - forward contracts	—	(488,089)	—	(488,089)

Total Liabilities	$(1,094)	$(883,461)	$—	$(884,555)

Total Return Credit Fund
Assets:
Investments in Securities(a)
Convertible Bonds	$—	$11,515,267	$—	$11,515,267
Corporate Bonds	—	26,571,095	—(b)	26,571,095
Foreign Government Bonds	—	19,858,106	—	19,858,106
Investment Company	2,703,965	—	—	2,703,965
Convertible Preferred Stock	92,181	77,223	—	169,404
Common Stock	88,433	—	—	88,433
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	4,453	—	—	4,453
Credit contracts:
Credit default swaps	—	140,379	—	140,379
Foreign currency exchange contracts - forward contracts	—	388,802	—	388,802
Equity contracts:
Purchased options	25,958	—	—	25,958

Total Assets	$2,914,990	$58,550,872	$—	$61,465,862

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(14,057)	$—	$—	$(14,057)
Credit contracts:
Credit default swaps	—	(2,206)	—	(2,206)
Foreign currency exchange contracts - forward contracts	—	(194,784)	—	(194,784)

Total Liabilities	$(14,057)	$(196,990)	$—	$(211,047)

(a) The breakdown of the Fund’s investments by country is disclosed in the Schedules of Portfolio Investments.

(b) A Corporate Bond (Momentive Performance Materials, Inc.) in the United States section of the Schedule of Portfolio Investments has no value and is considered Level 3.

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, options, swaps and foreign currency exchange contracts which are valued at fair value.

During the year or period ended September 30, 2015, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

132

NOTES TO FINANCIAL STATEMENTS

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to US Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Financial Instruments:

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower (“borrower”) by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When the Funds purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

133

NOTES TO FINANCIAL STATEMENTS

Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30,2015, Global High Yield Bond Fund did not have any unfunded floating rate loan interests.

Payment-In-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2015, the total in-kind payments received by the Global High Yield Bond Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

134

NOTES TO FINANCIAL STATEMENTS

Open futures contracts are shown on the Schedules of Portfolio Investments. Collateral pledged for open futures contracts is included in the cash at broker for futures contracts shown on the Statements of Assets and Liabilities at September 30, 2015.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options. The Emerging Market Corporate Bond Fund, Global Convertible Bond Fund, Absolute Return Fund and Total Return Credit Fund had outstanding options as of September 30, 2015.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and over-the-counter (“OTC”) options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain on the contract (as writer).

135

NOTES TO FINANCIAL STATEMENTS

A summary of the Emerging Market Corporate Bond Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at September 30, 2014	—	$—
Options written	25	7,344
Options terminated in closing purchase transactions	(9)	(5,344)
Options exercised	—	—
Options expired	(16)	(2,000)

Contracts outstanding at September 30, 2015	—	$—

A summary of the Global High Yield Bond Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at September 30, 2014	—	$—
Options written	707	110,698
Options terminated in closing purchase transactions	(244)	(46,792)
Options exercised	—	—
Options expired	(463)	(63,906)

Contracts outstanding at September 30, 2015	—	$—

A summary of the Global Convertible Bond Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at September 30, 2014	32	$16,000
Options written	1,611	387,817
Options terminated in closing purchase transactions	(1,122)	(311,643)
Options exercised	—	—
Options expired	(521)	(92,174)

Contracts outstanding at September 30, 2015	—	$—

A summary of the Absolute Return Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at September 30, 2014	—	$—
Options written	24,271	6,243,514
Options terminated in closing purchase transactions	(20,308)	(5,557,577)
Options exercised	—	—
Options expired	(3,963)	(685,937)

Contracts outstanding at September 30, 2015	—	$—

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NOTES TO FINANCIAL STATEMENTS

A summary of the Emerging Market Unconstrained Fixed Income Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at December 9, 2014*	—	$—
Options written	5	78
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(5)	(78)

Contracts outstanding at September 30, 2015	—	$—

* Commencement of Operations

A summary of the Total Return Credit Fund written option transactions for the period is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at December 9, 2014*	—	$—
Options written	665	167,857
Options terminated in closing purchase transactions	(461)	(121,357)
Options exercised	—	—
Options expired	(204)	(46,500)

Contracts outstanding at September 30, 2015	—	$—

* Commencement of Operations

Forward Foreign Currency Exchange Contracts:

The Funds entered into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements as of September 30, 2015.

137

NOTES TO FINANCIAL STATEMENTS

Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the caption “Interest rate swaps, “Cross currency swaps”, “Credit default swaps” and “Total return swaps”.

138

NOTES TO FINANCIAL STATEMENTS

Fair Values of derivative instruments as of September 30, 2015 are as follows(1):

Fair Values of Derivative Financial Instruments as of September 30, 2015
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
Credit risk:
Credit default swaps, at value	$8,985	$—	$7,068	$—	$2,316,219	$121,637	$140,379
Equity risk:
Investments, at value (call options purchased)	—	3,094	—	48,128	9,243	—	25,958
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	691,285	104,442	73,490	44,615	5,088,564	421,608	388,802
Interest rate risk:
Unrealized appreciation on futures contracts	11,938	17,630	—	—	44,105	235	4,453
Unrealized appreciation on interest rate swaps contracts	79,153	—	—	—	360,347	928	—

Total	$791,361	$125,166	$80,558	$92,743	$7,818,478	$544,408	$559,592

139

NOTES TO FINANCIAL STATEMENTS

Liability Derivatives
	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
Credit risk:
Credit default swaps, at value	$—	$31,194	$3,677	$—	$4,968,484	$311,936	$2,206
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	766,839	49,916	341	2	999,184	488,089	194,784
Interest rate risk:
Unrealized depreciation on futures contracts	9,448	—	—	—	1,520,936	1,094	14,057
Unrealized depreciation on interest rate swaps contracts	508	—	—	—	1,387,092	83,436	—

Total	$776,795	$81,110	$4,018	$2	$8,875,696	$884,555	$211,047

140

NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations during the year or period ended September 30, 2015 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
Net realized Gain
(Loss) From:
Credit Risk:
Credit default swaps	$(1,351)	$28,982	$(58,006)	$—	$(1,218,620)	$178,183	$(52,839)
Equity Risk:
Written options	—	2,250	(51,731)	(180,984)	3,930,924	—	(44,508)
Purchased options(2)	—	(11,275)	48,186	374,288	(5,733,321)	(625)	243,986
Interest Rate Risk:
Financial futures contracts	(13,366)	9,607	(27,593)	(38,927)	(15,636,041)	(76,676)	(320,329)
Interest rate swaps	359,256	(13,879)	—	—	675,152	(74,498)	—
Total Return swaps	86,180	—	—	—	—	—	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts(3)	5,252,390	142,618	602,701	861,440	36,336,891	287,987	696,885
Cross currency swaps	—	—	—	—	—	163,727	—

Total	$5,683,109	$158,303	$513,557	$1,015,817	$18,354,985	$478,098	$523,195

141

NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
Net Change in Unrealized Appreciation/Depreciation From:
Credit Risk:
Credit default swaps	$(627)	$1,975	$9,060	$—	$(280,917)	$(1,495)	$30,547
Equity Risk:
Call options purchased(4)	—	141	—	(27,071)	(252,000)	—	(21,390)
Put options purchased(4)	—	—	—	25,760	—	—	—
Written options	—	—	—	(10,240)	—	—	—
Interest Rate Risk:
Call options purchased(4)	—	—	—	—	—	—	—
Financial futures contracts	2,490	7,160	(151)	—	(1,847,584)	(859)	(9,604)
Interest rate swaps	804,960	15,081	—	—	(374,982)	(82,508)	—
Total return swaps	445,526	—	—	—	—	—	—
Foreign currency exchange risk:
Put options purchased(4)	—	—	—	—	—	—	—
Forward foreign currency exchange contracts(5)	(933,632)	18,317	(26,782)	(120,410)	(4,596,935)	(66,481)	194,018

Total	$318,717	$42,674	$(17,873)	$(131,961)	$(7,352,418)	$(151,343)	$193,571

(1) For open derivative instruments as of September 30, 2015, see the preceding tables on the Schedule of Portfolio Investments for credit contracts, foreign currency exchange contracts and interest rate contracts.

(2) Included in net realized gains/(losses) on investment transactions on Statement of Operations.

(3) Included in net realized gains/(losses) on foreign currency transactions on Statement of Operations.

(4) Included in net change in unrealized appreciation/(depreciation) on investments on Statement of Operations.

(5) Included in net change in unrealized appreciation/(depreciation) on foreign currency on Statement of Operations.

142

NOTES TO FINANCIAL STATEMENTS

For the year or period ended September 30, 2015, the average volume of derivative activities are as follows:

	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
Futures short position (contracts)	16	—	5	2	1,727	14	192
Futures long position (contracts)	3	18	—	—	186	—	1
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$54,179,028	$2,185,837	$6,614,435	$7,217,388	$371,438,803	$12,801,720	$13,714,372
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	51,175,178	1,054,105	195,544	598,226	29,248,898	9,741,770	4,684,045
Purchased options (Cost $)	—	2,578	19,618	93,646	567,700	—	39,994
Written Options (Premium received $)	—	—	6,649	14,044	217,868	—	7,190
Interest rate swaps (Notional Amount in U.S. Dollars)	31,253,628	316,684	—	—	212,148,748	9,081,265	—
Credit default swaps (Notional Amount in U.S. Dollars)	193,750	763,092	320,464	—	139,207,381	3,506,865	1,912,815
Total return swaps (Notional Amount in U.S. Dollars)	868,632	—	—	—	—	—	—

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own

143

NOTES TO FINANCIAL STATEMENTS

assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

144

NOTES TO FINANCIAL STATEMENTS

At September 30, 2015, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows:

Emerging Market Select Bond Fund	Assets	Liabilities

Derivative Financial Instruments:
Swaps	$88,138	$508
Financial Futures Contracts	11,938	9,448
Foreign Currency Exchange Contracts	691,285	766,839

Total derivative assets and liabilities in the Statement of Assets and Liabilities	791,361	776,795

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to a MNA	$791,361	$776,795

Emerging Market Corporate Bond Fund	Assets	Liabilities

Derivative Financial Instruments:
Swaps	$—	$31,194
Financial Futures Contracts	17,630	—
Call Options Purchased	3,094	—
Foreign Currency Exchange Contracts	104,442	49,916

Total derivative assets and liabilities in the Statement of Assets and Liabilities	125,166	81,110

Derivatives not subject to a MNA or similar agreement	—	—

Total derivative assets and liabilities subject to a MNA	$125,166	$81,110

Global High Yield Bond Fund	Assets	Liabilities

Derivative Financial Instruments:
Swaps	$7,068	$3,677
Foreign Currency Exchange Contracts	73,490	341

Total derivative assets and liabilities in the Statement of Assets and Liabilities	80,558	4,018

Derivatives not subject to a MNA or similar agreement	—	—

Total derivative assets and liabilities subject to a MNA	$80,558	$4,018

Global Convertible Bond Fund	Assets	Liabilities

Derivative Financial Instruments:
Call Options Purchased	$48,128	$—
Foreign Currency Exchange Contracts	44,615	2

Total derivative assets and liabilities in the Statement of Assets and Liabilities	92,743	2

Derivatives not subject to a MNA or similar agreement	—	—

Total derivative assets and liabilities subject to a MNA	$92,743	$2

145

NOTES TO FINANCIAL STATEMENTS

Absolute Return Fund	Assets	Liabilities

Derivative Financial Instruments:
Swaps	$2,676,566	$6,355,576
Financial Futures Contracts	44,105	1,520,936
Call Options Purchased	9,243	—
Foreign Currency Exchange Contracts	5,088,564	999,184

Total derivative assets and liabilities in the Statement of Assets and Liabilities	7,818,478	8,875,696

Derivatives not subject to a MNA or similar agreement	—	—

Total derivative assets and liabilities subject to a MNA	$7,818,478	$8,875,696

Emerging Market Unconstrained Fixed Income Fund	Assets	Liabilities

Derivative Financial Instruments:
Swaps	$122,565	$395,372
Financial Futures Contracts	235	1,094
Foreign Currency Exchange Contracts	421,608	488,089

Total derivative assets and liabilities in the Statement of Assets and Liabilities	544,408	884,555

Derivatives not subject to a MNA or similar agreement	—	—

Total derivative assets and liabilities subject to a MNA	$544,408	$884,555

Total Return Credit Fund	Assets	Liabilities

Derivative Financial Instruments:
Swaps	$140,379	$2,206
Financial Futures Contracts	4,453	14,057
Call Options Purchased	25,958	—
Foreign Currency Exchange Contracts	388,802	194,784

Total derivative assets and liabilities in the Statement of Assets and Liabilities	559,592	211,047

Derivatives not subject to a MNA or similar agreement	—	—

Total derivative assets and liabilities subject to a MNA	$559,592	$211,047

146

NOTES TO FINANCIAL STATEMENTS

The following tables present the Funds’ derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Funds as of September 30, 2015:

	Amount of Assets	Derivatives	Non-cash	Cash	Net Amount
	Subject to a MNA	Available for	Collateral	Collateral	of Derivative
Emerging Market Select Bond Fund	by Counterparty	Offset[1]	Received[2]	Received[2]	Assets[3]
Counterparty
BNP Paribas SA	$10,288	$—	$—	$—	$10,288
Citigroup Global Markets, Inc.	11,938	(9,448)	—	—	2,490
Citibank, N.A.	691,285	(691,285)	—	—	—
Deutsche Bank AG	71,013	(508)	—	(70,505)	—
JPMorgan Chase Bank, N.A.	6,837	—	—	—	6,837

Total	$791,361	$(701,241)	$—	$(70,505)	$19,615

	Amount of Assets	Derivatives	Non-cash	Cash	Net Amount
Emerging Market Corporate	Subject to a MNA	Available for	Collateral	Collateral	of Derivative
Bond Fund	by Counterparty	Offset[1]	Received[2]	Received[2]	Assets[3]
Counterparty
Citibank, N.A.	$104,442	$(49,916)	$—	$—	$54,526
Citigroup Global Markets, Inc.	20,724	—	—	—	20,724

Total	$125,166	$(49,916)	$—	$—	$75,250

	Amount of Assets	Derivatives	Non-cash	Cash	Net Amount
	Subject to a MNA	Available for	Collateral	Collateral	of Derivative
Global High Yield Bond Fund	by Counterparty	Offset[1]	Received[2]	Received[2]	Assets[3]
Counterparty
Citibank, N.A.	$76,502	$(341)	$—	$—	$76,161
Morgan Stanley & Co.	4,056	—	—	—	4,056

Total	$80,558	$(341)	$—	$—	$80,217

	Amount of Assets	Derivatives	Non-cash	Cash	Net Amount
	Subject to a MNA	Available for	Collateral	Collateral	of Derivative
Global Convertible Bond Fund	by Counterparty	Offset[1]	Received[2]	Received[2]	Assets[3]
Counterparty
Citibank, N.A.	$44,615	$(2)	$—	$—	$44,613
Credit Suisse Group AG	48,128	—	—	—	48,128

Total	$92,743	$(2)	$—	$—	$92,741

	Amount of Assets	Derivatives	Non-cash	Cash	Net Amount
	Subject to a MNA	Available for	Collateral	Collateral	of Derivative
Absolute Return Fund	by Counterparty	Offset[1]	Received[2]	Received[2]	Assets[3]
Counterparty
Barclays Bank Plc	$50,350	$(50,350)	$—	$—	$—
BNP Paribas SA	969,674	(355,545)	—	(614,129)	—
Citibank, N.A.	5,800,792	(1,619,753)	—	(2,710,000)	1,471,039
Credit Suisse Securities (USA) LLC	53,348	(53,348)	—	—	—
Deutsche Bank AG	19,594	(19,594)	—	—	—
JPMorgan Chase Bank, N.A.	526,344	(526,344)	—	—	—
Morgan Stanley & Co.	398,376	(330,495)	—	(15,000)	52,881

Total	$7,818,478	$(2,955,429)	$—	$(3,339,129)	$1,523,920

147

NOTES TO FINANCIAL STATEMENTS

Emerging Market Unconstrained Fixed Income Fund	Amount of Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]

Counterparty
BNP Paribas SA	$121,637	$(15,087)	$—	$—	$106,550
Citigroup Global Markets Inc.	928	(928)	—	—	—
Citibank N.A.	421,608	(421,608)	—	—	—
Credit Suisse Securities (USA) LLC	235	(235)	—	—	—

Total	$544,408	$(437,858)	$—	$—	$106,550

Total Return Credit Fund	Amount of Assets Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Counterparty
Citibank N.A.	$390,610	$(194,784)	$—	$—	$195,826
Citigroup Global Markets Inc.	134,142	—	—	—	134,142
Credit Suisse Securities (USA) LLC	30,411	(14,057)	—	—	16,354
Morgan Stanley & Co.	4,429	—	—	—	4,429

Total	$559,592	$(208,841)	$—	$—	$350,751

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount receivable from the counterparty in the event of default.

The following tables present the Funds’ derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Funds as of September 30, 2015:

Emerging Market Select Bond Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
Citigroup Global Markets, Inc.	$9,448	$(9,448)	$—	$—	$—
Citibank, N.A.	766,839	(691,285)	—	—	75,554
Deutsche Bank AG	508	(508)	—	—	—

Total	$776,795	$(701,241)	$—	$—	$75,554

Emerging Market Corporate Bond Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
BNP Paribas SA	$31,194	$—	$—	$—	$31,194
Citibank, N.A.	49,916	(49,916)	—	—	—

Total	$81,110	$(49,916)	$—	$—	$31,194

Global High Yield Bond Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
Barclays Bank Plc	$2,059	$—	$—	$—	$2,059
Citibank, N.A.	341	(341)	—	—	—
JPMorgan Chase Bank N.A.	1,618	—	—	—	1,618

Total	$4,018	$(341)	$—	$—	$3,677

148

NOTES TO FINANCIAL STATEMENTS

Global Convertible Bond Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
Citibank, N.A.	$2	$(2)	$—	$—	$—

Total	$2	$(2)	$—	$—	$—

Absolute Return Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
Barclays Bank Plc	$732,501	$(50,350)	$—	$—	$682,151
BNP Paribas SA	355,545	(355,545)	—	—	—
Citibank, N.A.	1,619,753	(1,619,753)	—	—	—
Credit Suisse Securities (USA) LLC	1,520,936	(53,348)	—	(1,467,588)	—
Deutsche Bank AG	97,102	(19,594)	—	(68,000)	9,508
JPMorgan Chase Bank, N.A.	4,219,364	(526,344)	—	(800,000)	2,893,020
Morgan Stanley & Co.	330,495	(330,495)	—	—	—

Total	$8,875,696	$(2,955,429)	$—	$(2,335,588)	$3,584,679

Emerging Market Unconstrained Fixed Income Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
Barclays Bank Plc	$57,295	$—	$—	$—	$57,295
BNP Paribas SA	15,087	(15,087)	—	—	—
Citigroup Global Markets Inc.	26,141	(928)	—	—	25,213
Citibank N.A.	784,938	(421,608)	—	—	363,330
Credit Suisse Securities (USA) LLC	1,094	(235)	—	(859)	—

Total	$884,555	$(437,858)	$—	$(859)	$445,838

Total Return Credit Fund	Amount of Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[2]	Cash Collateral Pledged[2]	Net Amount of Derivative Liabilities[3]

Counterparty
Barclays Bank Plc	$1,250	$—	$—	$—	$1,250
Citibank N.A.	194,784	(194,784)	—	—	—
Credit Suisse Securities (USA) LLC	14,057	(14,057)	—	—	—
JPMorgan Chase Bank N.A.	956	—	—	—	956

Total	$211,047	$(208,841)	$—	$—	$2,206

1 The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

2 Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

3 Net amount represents the net amount payable to the counterparty in the event of default.

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

149

NOTES TO FINANCIAL STATEMENTS

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statements of Operations.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Emerging Market Select Bond Fund	$ —	$(20,977,808)	$20,977,808
Emerging Market Corporate Bond Fund	—	(265,099)	265,099
Global High Yield Bond Fund	—	(505,744)	505,744
Global Convertible Bond Fund	455,895	336,999	(792,894)
Absolute Return Fund	—	(19,241,895)	19,241,895
Emerging Market Unconstrained Fixed Income Fund	(39,936)	(640,314)	680,250
Total Return Credit Fund	(39,936)	(631,291)	671,227

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

150

NOTES TO FINANCIAL STATEMENTS

Annual Rate
Emerging Market Select Bond Fund	0.75%
Emerging Market Corporate Bond Fund	0.85%
Global High Yield Bond Fund	0.70%
Global Convertible Bond Fund	0.75%
Absolute Return Fund	0.75%
Emerging Market Unconstrained Fixed Income Fund	1.15%
Total Return Credit Fund	0.85%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class C Annual Rate	Class I Annual Rate
Emerging Market Select Bond Fund	1.15%	N/A	0.90%
Emerging Market Corporate Bond Fund	0.83%*	N/A	0.58%*
Global High Yield Bond Fund	0.70%*	N/A	0.45%*
Global Convertible Bond Fund	N/A	N/A	0.85%
Absolute Return Fund	1.20%	1.95%	0.95%
Emerging Market Unconstrained Fixed Income Fund	N/A	N/A	1.25%
Total Return Credit Fund	N/A	N/A	1.00%

*	Prior to August 3, 2015, the annual rate for Emerging Markets Corporate Bond Fund and Global High Yield Fund, under the expense limitation agreement was 1.00% and 0.80% for Class I and 1.25% and 1.05% for Class A.

This expense limitation agreement is in place until January 31, 2017 (October 31, 2017 for Emerging Market Corporate Bond Fund and Global High Yield Bond Fund) and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2015, the amounts subject to possible recoupment under the expense limitation agreement were $574,932, $455,979, $475,806, $414,518, $243,945, $156,314 and $153,788 for the Emerging Market Select Bond Fund, Emerging Market Corporate Bond Fund, Global High Yield Bond Fund, Global Convertible Bond Fund, Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, respectively. For the year ended September 30, 2015, the only recoupment of previously waived expenses was $3,198 for the Absolute Return Fund.

Each of the Funds are sub-advised by BlueBay, and the Global High Yield Bond Fund, Absolute Return Fund and Total Return Credit Fund are also sub-advised by BlueBay US, which are wholly-owned subsidiaries of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisors are paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

151

NOTES TO FINANCIAL STATEMENTS

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $41,500 ($46,000 effective October 1, 2015). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,500 ($6,000 effective October 1, 2015) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital in each Fund to provide each Fund with its initial investment assets. The table below shows, as of September 30, 2015, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund
Emerging Market Select Bond Fund	$26,829,776	566,893	18.3%
Emerging Market Corporate Bond Fund	$19,334,239	1,857,120	89.5%
Global High Yield Bond Fund	$30,166,642	2,619,452	85.3%
Global Convertible Bond Fund	$20,979,137	1,485,252	72.1%
Emerging Market Unconstrained Fixed Income Fund	$14,030,224	1,502,744	100.0%
Total Return Credit Fund	$63,339,892	4,550,521	68.8%

4. Fund Distribution:

Each of the Funds, except Global Convertible Bond Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A and C.

	Class A	Class C
12b-1 Plan Fee	0.25%*	1.00%

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50% . Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A and C. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended September 30, 2015, there were no fees waived by the Distributor.

For the year or period ended September 30, 2015, the Distributor received commissions of $68,150 and $1,050 from front-end sales charges of Class A shares and Class C shares, respectively, of the Funds, of which $8,035 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares or Class C shares of the Funds during the year ended September 30, 2015.

152

NOTES TO FINANCIAL STATEMENTS

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year or period ended September 30, 2015 were as follows:

	Purchases	Sales
Emerging Market Select Bond Fund	$314,410,041	$452,063,958
Emerging Market Corporate Bond Fund	32,495,557	34,664,385
Global High Yield Bond Fund	38,270,054	39,210,554
Global Convertible Bond Fund	16,404,315	17,310,020
Absolute Return Fund	985,250,823	855,364,347
Emerging Market Unconstrained Fixed Income Fund	110,535,833	100,599,937
Total Return Credit Fund	155,481,894	93,143,632

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized below:

	Emerging Market Select Bond Fund		Emerging Market Corporate Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$269,090	$10,000	$—	$10,000
Distributions reinvested	223	339	358	339
Cost of shares redeemed	(15,655)	—	—	—

Change in Class A	$253,658	$10,339	$358	$10,339

Class I
Proceeds from shares issued	$27,247,109	$59,330,955	$773,219	$2,655,426
Distributions reinvested	1,413,597	6,954,514	730,658	806,477
Cost of shares redeemed	(206,528,080)	(32,115,324)	(3,281,516)	(462,871)

Change in Class I	$(177,867,374)	$34,170,145	$(1,777,639)	$2,999,032

Change in net assets resulting from capital transactions	$(177,613,716)	$34,180,484	$(1,777,281)	$3,009,371

SHARE TRANSACTIONS:
Class A
Issued	28,585	1,017	—	1,026
Reinvested	23	34	36	34
Redeemed	(1,695)	—	—	—

Change in Class A	26,913	1,051	36	1,060

Class I
Issued	3,001,126	5,947,035	78,259	266,395
Reinvested	145,885	698,184	74,574	80,798
Redeemed	(22,236,532)	(3,221,660)	(334,083)	(46,845)

Change in Class I	(19,089,521)	3,423,559	(181,250)	300,348

Change in shares resulting from capital transactions	(19,062,608)	3,424,610	(181,214)	301,408

153

NOTES TO FINANCIAL STATEMENTS

	Global High Yield Bond Fund		Global Convertible Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$502,039	$29,148
Distributions reinvested	26,943	879
Cost of shares redeemed	(27,853)	(438)

Change in Class A	$501,129	$29,589

Class I
Proceeds from shares issued	$2,152,873	$3,938,201	$5,627,705	$1,486,805
Distributions reinvested	2,044,784	2,023,725	2,176,604	1,859,797
Cost of shares redeemed	(7,237,657)	(984,372)	(6,132,816)	(1,458)

Change in Class I	$(3,040,000)	$4,977,554	$1,671,493	$3,345,144

Change in net assets resulting from capital transactions	$(2,538,871)	$5,007,143	$1,671,493	$3,345,144

SHARE TRANSACTIONS:
Class A
Issued	48,645	2,774
Reinvested	2,709	83
Redeemed	(2,734)	(41)

Change in Class A	48,620	2,816

Class I
Issued	211,218	373,917	534,077	132,096
Reinvested	204,243	192,933	213,483	169,004
Redeemed	(720,457)	(93,292)	(592,562)	(130)

Change in Class I	(304,996)	473,558	154,998	300,970

Change in shares resulting from capital transactions	(256,376)	476,374	154,998	300,970

	Absolute Return Fund		Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Period Ended September 30, 2015(b)	For the Period Ended September 30, 2015(b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,353,720	$6,554,520
Distributions reinvested	250,430	21,435
Cost of shares redeemed	(4,311,932)	(144,631)

Change in Class A	$(1,707,782)	$6,431,324

Class C
Proceeds from shares issued	$105,000	$7,027,500
Distributions reinvested	201,288	5,208
Cost of shares redeemed	(2,190,045)	(9,874)

Change in Class C	$(1,883,757)	$7,022,834

Class I
Proceeds from shares issued	$310,649,429	$253,828,123	$15,000,000	$70,294,750
Distributions reinvested	4,137,251	590,529	27,000	641,270
Cost of shares redeemed	(313,794,067)	(224,670,280)	—	(5,000,500)

Change in Class I	$992,613	$29,748,372	$15,027,000	$65,935,520

Change in net assets resulting from capital transactions	$(2,598,926)	$43,202,530	$15,027,000	$65,935,520

154

NOTES TO FINANCIAL STATEMENTS

	Absolute Return Fund		Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)	For the Period Ended September 30, 2015(b)	For the Period Ended September 30, 2015(b)
SHARE TRANSACTIONS:
Class A
Issued	227,800	623,490
Reinvested	24,939	2,051
Redeemed	(425,366)	(13,837)

Change in Class A	(172,627)	611,704

Class C
Issued	10,180	669,151
Reinvested	20,084	500
Redeemed	(220,217)	(952)

Change in Class C	(189,953)	668,699

Class I
Issued	30,625,647	24,289,241	1,500,000	7,065,394
Reinvested	412,226	56,647	2,744	63,870
Redeemed	(31,222,600)	(21,637,069)	—	(513,397)

Change in Class I	(184,727)	2,708,819	1,502,744	6,615,867

Change in shares resulting from capital transactions	(547,307)	3,989,222	1,502,744	6,615,867

(a) For the period from November 27, 2013 (commencement of operations) to September 30, 2014 for Class A shares, for the period from June 24, 2014 (commencement of operations) to September 30, 2014 for Class C shares and for the year ended September 30, 2014 for Class I shares.

(b) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2012, 2013, 2014 and 2015 for all Funds, except Absolute Return Fund, which is the tax years ended September 30 of the years 2013, 2014 and 2015, and Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund which is the tax year ended September 30, 2015), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year or period ended September 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year or period ended September 30, 2015, the Funds did not incur any interest or penalties.

155

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2015, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation
	Securities	Appreciation	Depreciation	(Depreciation)
Emerging Market Select Bond Fund	$ 28,247,390	$ 68,439	$ (1,661,215)	$ (1,592,776)
Emerging Market Corporate Bond Fund	19,349,188	116,461	(969,427)	(852,966)
Global High Yield Bond Fund	31,241,612	116,459	(1,757,122)	(1,640,663)
Global Convertible Bond Fund	21,811,354	572,267	(1,707,041)	(1,134,774)
Absolute Return Fund	458,849,733	2,225,400	(20,925,466)	(18,700,066)
Emerging Market Unconstrained Fixed Income Fund	14,017,615	240,994	(591,577)	(350,583)
Total Return Credit Fund	64,261,544	270,283	(3,599,599)	(3,329,316)

The tax character of distributions during the fiscal year ended September 30, 2015 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid*
Emerging Market Select Bond Fund	$ 1,814,935	$ —	$ 1,814,935	$—	$ 1,814,935
Emerging Market Corporate Bond Fund	772,515	—	772,515	—	772,515
Global High Yield Bond Fund	1,491,267	636,000	2,127,267	—	2,127,267
Global Convertible Bond Fund	847,131	1,581,850	2,428,981	—	2,428,981
Absolute Return Fund	14,118,395	4,588,542	18,706,937	—	18,706,937
Emerging Market Unconstrained Fixed Income Fund	27,000	—	27,000	—	27,000
Total Return Credit Return Fund	643,179	—	643,179	—	643,179

The tax character of distributions during the fiscal year ended September 30, 2014 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid*
Emerging Market Select Bond Fund	$4,946,732	$ —	$4,946,732	$3,355,837	$8,302,569
Emerging Market Corporate Bond Fund	846,146	14,865	861,011	—	861,011
Global High Yield Bond Fund	1,744,756	309,106	2,053,862	—	2,053,862
Global Convertible Bond Fund	1,052,091	810,576	1,862,667	—	1,862,667
Absolute Return Fund	8,056,394	—	8,056,394	—	8,056,394

    *Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

156

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Total Return Credit Fund
Undistributed ordinary income	$—	$51,917	$147,841	$344,292	$2,432,366	$—	$351,426
Undistributed long term gain	—	—	227,833	457,974	11,043,642	—	419,935

Accumulated earnings	—	51,917	375,674	802,266	13,476,008	—	771,361
Accumulated capital loss carryforwards	(5,061,965)	(650,529)	—	—	—	(248,342)	—
Deferred qualified late-year losses	(17,566,777)	—	—	—	(13,297,091)	(233,378)	—
Unrealized appreciation/
(depreciation)	(1,608,538)	(843,752)	(1,639,569)	(1,272,714)	(20,328,325)	(475,618)	(3,321,033)
Other temporary differences	195	(257)	191	—	30,482	498	(6,020)

Total accumulated earnings/(losses)	$(24,237,085)	$(1,442,621)	$(1,263,704)	$(470,448)	$(20,118,926)	$(956,840)	$(2,555,692)

As of September 30, 2015, the Emerging Market Corporate Bond Fund had a short-term capital loss carryforward of $632,849 and a long-term capital loss carryforward of $17,680, the Emerging Market Select Bond Fund and Emerging Market Unconstrained Fixed Income Fund had short-term capital loss carryforwards of $5,061,965 and $248,342, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

During the year ended September 30, 2015, the Emerging Market Select Bond Fund utilized capital loss carryforwards in the amount of $182,218.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Market Select Bond Fund, Absolute Return Fund and Emerging Market Unconstrained Fixed Income Fund deferred qualified late-year ordinary losses of $17,566,777, $13,297,091 and $233,378, respectively, which will be treated as arising on the first business day of the year ending September 30, 2016.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2015, redemption fees were collected by the Global Convertible Bond Fund and the Absolute Return Fund in the amount of $50 and $11,624, respectively. There were no redemption fees collected by the other Funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

157

NOTES TO FINANCIAL STATEMENTS

9. Commitments:

Global High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, Global High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate Global High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2015, Global High Yield Bond Fund had no outstanding bridge loan commitments. In connection with these commitments, Global High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Line of Credit:

Each Fund, except Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, is a participant in a single committed, unsecured $4,000,000 line of credit with Bank of New York Mellon, the Funds’ custodian, to be used only to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of March 29, 2016. Interest is charged on borrowings made under this line of credit at the higher of (a) the Federal Funds Effective Rate plus 1.25% per annum, and (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.12% per annum of the available line of credit is charged, of which each Fund, except Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, shall pay its pro rata share based on the ratio of its individual net assets to the aggregate net assets of the Funds, except Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, at the time the fee is due and payable. Accrued and unpaid commitment fees shall be payable on the last business day of each calendar quarter. An upfront fee equal to 0.02% of the commitment amount was paid by the Funds, except Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, upon the effectiveness and upon each annual renewal of the line of credit. Since each of the Funds, except Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $4,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2015. During the year ended September 30, 2015, the Funds did not utilize this line of credit.

11.	Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

158

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund, RBC BlueBay Total Return Credit Fund and RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (the “Funds”), seven of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2015, and the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the RBC Funds Trust as of September 30, 2015, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 25, 2015 (January 27, 2016 as to the correction of certain ratios within the financial highlights of RBC BlueBay Global Convertible Bond Fund)

159

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Emerging Market Corporate Bond Fund	1.39%
Global High Yield Bond Fund	84.99%
Global Convertible Bond Fund	12.87%
Absolute Return Fund	48.54%
Total Return Credit Fund	38.69%

The following Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as U.S. Government Income:

U.S. Government Income
Absolute Return Fund	0.32%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as qualified short term gains:

Qualified Short-term Gains
Emerging Market Corporate Bond Fund	100.00%
Global High Yield Bond Fund	100.00%
Global Convertible Bond Fund	100.00%
Absolute Return Fund	100.00%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as qualified dividend income:

Qualified Dividend Income
Global High Yield Bond Fund	0.07%
Global Convertible Bond Fund	1.28%
Total Return Credit Fund	0.34%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2015, as dividends received deduction:

Dividends Received Deduction
Global High Yield Bond Fund	0.07%
Global Convertible Bond Fund	0.02%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

160

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present);

President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (64)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

161

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (63)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC (2005 to 2014); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (51)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 23

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (51)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Kathleen A. Hegna (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present).

162

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (47)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Lee Thoresen (44)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Capital Markets, LLC (2006 to present)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

163

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares, except for Global Convertible Bond Fund, Emerging Market Unconstrained Fixed Income Fund and Total Return Credit Fund, which only offer Class I shares. The Absolute Return Fund also offers Class C shares.

Class A

This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class C

This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares of the Funds are currently subject to a 1.00% CDSC for redemption within 12 months of purchase. Class C shares currently include a 1.00% (100 bps) annual 12b-1 service and distribution fee.

Class I

This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

164

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/15	9/30/15	4/1/15-9/30/15	4/1/15-9/30/15
Emerging Market Select Bond Fund	Class A	$1,000.00	$930.00	$5.56	1.15%
	Class I	1,000.00	930.00	4.35	0.90%

Emerging Market Corporate Bond Fund	Class A	1,000.00	958.90	5.55	1.13%
	Class I	1,000.00	959.40	4.27	0.87%

Global High Yield Bond Fund	Class A	1,000.00	980.00	4.67	0.94%
	Class I	1,000.00	980.60	3.43	0.69%

Global Convertible Bond Fund	Class I	1,000.00	956.80	4.17	0.85%

Absolute Return Fund	Class A	1,000.00	961.70	5.90	1.20%
	Class C	1,000.00	958.60	9.38	1.91%
	Class I	1,000.00	963.70	4.68	0.95%

Emerging Market Unconstrained Fixed Income Fund	Class I	1,000.00	943.40	6.09	1.25%

Total Return Credit Fund	Class I	1,000.00	948.00	4.88	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

165

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/15	9/30/15	4/1/15-9/30/15	4/1/15-9/30/15
Emerging Market Select Bond Fund	Class A	$1,000.00	$1,019.30	$5.82	1.15%
	Class I	1,000.00	1,020.56	4.56	0.90%

Emerging Market Corporate Bond Fund	Class A	1,000.00	1,019.40	5.72	1.13%
	Class I	1,000.00	1,020.71	4.41	0.87%

Global High Yield Bond Fund	Class A	1,000.00	1,020.36	4.76	0.94%
	Class I	1,000.00	1,021.61	3.50	0.69%

Global Convertible Bond Fund	Class I	1,000.00	1,020.81	4.31	0.85%

Absolute Return Fund	Class A	1,000.00	1,019.05	6.07	1.20%
	Class C	1,000.00	1,015.49	9.65	1.91%
	Class I	1,000.00	1,020.31	4.81	0.95%

Emerging Market Unconstrained Fixed Income Fund	Class I	1,000.00	1,018.80	6.33	1.25%

Total Return Credit Fund	Class I	1,000.00	1,020.05	5.06	1.00%
*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 183/365 (to reflect one half year period).

166

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2015, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals from the Advisor and Sub-Advisors, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. With regard to the RBC BlueBay Global Convertible Bond Fund, the Trustees noted that, although the one-year returns as of June 30, 2015 were in line with the benchmark, the returns for the three-year period lagged the benchmark on an annualized basis due in part to the Fund’s significant investments in European convertibles and its tendency to focus on more bond-like holdings; however, with these lower returns came lower levels of volatility and better risk scores as compared to both the benchmark and the peer group. The Trustees noted that, in general, the RBC BlueBay Emerging Market Corporate Bond Fund and RBC BlueBay Global High Yield Bond Fund slightly outperformed their relevant benchmarks. The shorter term performance of the other RBC BlueBay Funds (excluding RBC BlueBay Total Return Credit Fund and RBC BlueBay Emerging Market Unconstrained Fixed Income Fund, which do not yet have performance information) was generally below relevant benchmarks. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits as well as the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees discussed the pricing strategy for the Funds and noted that the Sub-Advisors are premium providers of investment management services and the management fees are based on the high quality of services provided to the Funds. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements and viewed such

167

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

commitments favorably. The Trustees also took note of the RBC BlueBay Emerging Market Corporate Bond Fund’s and RBC BlueBay Global High Yield Bond Fund’s inclusion in the RBC Cornerstone Investor Program, launched in August 2015, which increased the contractual fee waiver for the Funds while also offering enhanced client service for investors. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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176

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2015.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-15

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $776,000 for 2015 and $669,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $73,900 for 2015 and $52,500 for 2014.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)        such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)        such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)        Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

  The percentage of services described in each of paragraphs (b) through (d) of this Item that were   approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are   as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $261,000 for 2015 and $300,900 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	January 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	January 28, 2016

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date	January 28, 2016

* Print the name and title of each signing officer under his or her signature.